Jackson National Separate Account III

Financial Statements

December 31, 2020

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2020

	JNL Aggressive Growth Allocation Fund - Class A	JNL Conservative Allocation Fund - Class A	JNL Growth Allocation Fund - Class A	JNL iShares Tactical Growth Fund - Class A	JNL iShares Tactical Moderate Fund - Class A	JNL iShares Tactical Moderate Growth Fund - Class A	JNL Moderate Allocation Fund - Class A
Assets
Investments, at fair value	$—	$112,432	$254,179	$—	$—	$—	$22,930
Receivables:
Investments in Fund shares sold	—	5	10	—	—	—	5
Investment Division units sold	—	—	—	—	—	—	—
Total assets	—	112,437	254,189	—	—	—	22,935

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	4
Insurance fees due to Jackson	—	5	10	—	—	—	1
Total liabilities	—	5	10	—	—	—	5
Net assets	$—	$112,432	$254,179	$—	$—	$—	$22,930

Investments in Funds, shares outstanding	—	8,100	14,450	—	—	—	1,425
Investments in Funds, at cost	$—	$105,510	$155,739	$—	$—	$—	$18,996

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2020

	JNL Aggressive Growth Allocation Fund - Class A	JNL Conservative Allocation Fund - Class A	JNL Growth Allocation Fund - Class A	JNL iShares Tactical Growth Fund - Class A	JNL iShares Tactical Moderate Fund - Class A	JNL iShares Tactical Moderate Growth Fund - Class A	JNL Moderate Allocation Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	—	917	3,001	—	—	—	220
Total expenses	—	917	3,001	—	—	—	220
Net investment income (loss)	—	(917)	(3,001)	—	—	—	(220)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	—	176	894	—	—	—	54
Net change in unrealized appreciation
(depreciation) on investments	—	4,878	39,519	—	—	—	3,934
Net realized and unrealized gain (loss)	—	5,054	40,413	—	—	—	3,988

Net change in net assets
from operations	$—	$4,137	$37,412	$—	$—	$—	$3,768

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2020

	JNL Moderate Growth Allocation Fund - Class A	JNL Multi-Manager Alternative Fund - Class A	JNL Multi-Manager Emerging Markets Equity Fund - Class A	JNL Multi-Manager Mid Cap Fund - Class A	JNL Multi-Manager Small Cap Growth Fund - Class A	JNL Multi-Manager Small Cap Value Fund - Class A	JNL/American Funds Balanced Fund - Class A
Assets
Investments, at fair value	$81,576	$—	$41,312	$8,866	$264,080	$93,863	$368,145
Receivables:
Investments in Fund shares sold	3	—	2	—	11	4	15
Investment Division units sold	—	—	—	—	—	—	—
Total assets	81,579	—	41,314	8,866	264,091	93,867	368,160

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	3	—	2	—	11	4	15
Total liabilities	3	—	2	—	11	4	15
Net assets	$81,576	$—	$41,312	$8,866	$264,080	$93,863	$368,145

Investments in Funds, shares outstanding	4,726	—	3,617	546	5,631	6,237	26,409
Investments in Funds, at cost	$63,062	$—	$29,831	$6,467	$166,312	$80,020	$273,838

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2020

	JNL Moderate Growth Allocation Fund - Class A	JNL Multi-Manager Alternative Fund - Class A(a)	JNL Multi-Manager Emerging Markets Equity Fund - Class A	JNL Multi-Manager Mid Cap Fund - Class A	JNL Multi-Manager Small Cap Growth Fund - Class A	JNL Multi-Manager Small Cap Value Fund - Class A	JNL/American Funds Balanced Fund - Class A
Investment Income
Dividends	$—	$—	$457	$—	$—	$—	$—
Expenses
Asset-based charges	797	—	722	112	2,676	1,375	4,956
Total expenses	797	—	722	112	2,676	1,375	4,956
Net investment income (loss)	(797)	—	(265)	(112)	(2,676)	(1,375)	(4,956)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	115	—	5,847	16	13,525	(12,713)	1,198
Net change in unrealized appreciation
(depreciation) on investments	15,907	—	9,662	1,101	61,073	(848)	38,765
Net realized and unrealized gain (loss)	16,022	—	15,509	1,117	74,598	(13,561)	39,963

Net change in net assets
from operations	$15,225	$—	$15,244	$1,005	$71,922	$(14,936)	$35,007

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 27, 2020. The Statement of Operations is from April 27, 2020 through December 31, 2020.

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2020

	JNL/American Funds Blue Chip Income and Growth Fund - Class A	JNL/American Funds Capital Income Builder Fund - Class A	JNL/American Funds Capital World Bond Fund - Class A	JNL/American Funds Global Growth Fund - Class A	JNL/American Funds Global Small Capitalization Fund - Class A	JNL/American Funds Growth Allocation Fund - Class A	JNL/American Funds Growth Fund - Class A
Assets
Investments, at fair value	$471,598	$156,083	$2,157	$29,734	$33,101	$261,167	$242,614
Receivables:
Investments in Fund shares sold	19	6	—	1	1	11	10
Investment Division units sold	—	—	—	—	—	—	—
Total assets	471,617	156,089	2,157	29,735	33,102	261,178	242,624

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	19	6	—	1	1	11	10
Total liabilities	19	6	—	1	1	11	10
Net assets	$471,598	$156,083	$2,157	$29,734	$33,101	$261,167	$242,614

Investments in Funds, shares outstanding	17,864	13,584	174	1,310	1,541	11,415	5,755
Investments in Funds, at cost	$328,099	$140,326	$1,854	$26,584	$26,356	$179,983	$189,883

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2020

	JNL/American Funds Blue Chip Income and Growth Fund - Class A	JNL/American Funds Capital Income Builder Fund - Class A	JNL/American Funds Capital World Bond Fund - Class A	JNL/American Funds Global Growth Fund - Class A	JNL/American Funds Global Small Capitalization Fund - Class A	JNL/American Funds Growth Allocation Fund - Class A	JNL/American Funds Growth Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	5,628	1,332	31	335	338	3,451	1,478
Total expenses	5,628	1,332	31	335	338	3,451	1,478
Net investment income (loss)	(5,628)	(1,332)	(31)	(335)	(338)	(3,451)	(1,478)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	20,526	(13,623)	4	(8,708)	(4,646)	3,144	1,917
Net change in unrealized appreciation
(depreciation) on investments	119,131	13,851	186	2,426	5,268	40,619	50,397
Net realized and unrealized gain (loss)	139,657	228	190	(6,282)	622	43,763	52,314

Net change in net assets
from operations	$134,029	$(1,104)	$159	$(6,617)	$284	$40,312	$50,836

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2020

	JNL/American Funds Growth-Income Fund - Class A	JNL/American Funds International Fund - Class A	JNL/American Funds Moderate Growth Allocation Fund - Class A	JNL/American Funds New World Fund - Class A	JNL/AQR Large Cap Defensive Style Fund - Class A	JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class A	JNL/AQR Managed Futures Strategy Fund - Class A
Assets
Investments, at fair value	$402,430	$285,642	$314,508	$211,914	$—	$19,943	$—
Receivables:
Investments in Fund shares sold	16	12	13	9	—	1	—
Investment Division units sold	—	—	—	—	—	—	—
Total assets	402,446	285,654	314,521	211,923	—	19,944	—

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	16	12	13	9	—	1	—
Total liabilities	16	12	13	9	—	1	—
Net assets	$402,430	$285,642	$314,508	$211,914	$—	$19,943	$—

Investments in Funds, shares outstanding	13,019	16,239	15,900	11,959	—	1,332	—
Investments in Funds, at cost	$287,892	$200,236	$207,858	$141,838	$—	$14,533	$—

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2020

	JNL/American Funds Growth-Income Fund - Class A	JNL/American Funds International Fund - Class A	JNL/American Funds Moderate Growth Allocation Fund - Class A	JNL/American Funds New World Fund - Class A	JNL/AQR Large Cap Defensive Style Fund - Class A	JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class A	JNL/AQR Managed Futures Strategy Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	5,631	3,709	4,366	2,974	—	260	—
Total expenses	5,631	3,709	4,366	2,974	—	260	—
Net investment income (loss)	(5,631)	(3,709)	(4,366)	(2,974)	—	(260)	—

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	14,320	(5,416)	6,548	(7,547)	—	41	—
Net change in unrealized appreciation
(depreciation) on investments	38,922	23,085	41,594	19,192	—	2,058	—
Net realized and unrealized gain (loss)	53,242	17,669	48,142	11,645	—	2,099	—

Net change in net assets
from operations	$47,611	$13,960	$43,776	$8,671	$—	$1,839	$—

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2020

	JNL/BlackRock Advantage International Fund - Class A	JNL/BlackRock Global Allocation Fund - Class A	JNL/BlackRock Global Natural Resources Fund - Class A	JNL/BlackRock Large Cap Select Growth Fund - Class A	JNL/Boston Partners Global Long Short Equity Fund - Class A	JNL/Causeway International Value Select Fund - Class A	JNL/ClearBridge Large Cap Growth Fund - Class A
Assets
Investments, at fair value	$—	$113,463	$82,643	$2,938,651	$—	$366,664	$43,973
Receivables:
Investments in Fund shares sold	—	5	3	120	—	15	2
Investment Division units sold	—	—	—	—	—	—	—
Total assets	—	113,468	82,646	2,938,771	—	366,679	43,975

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	—	5	3	120	—	15	2
Total liabilities	—	5	3	120	—	15	2
Net assets	$—	$113,463	$82,643	$2,938,651	$—	$366,664	$43,973

Investments in Funds, shares outstanding	—	7,141	9,723	47,207	—	23,732	2,363
Investments in Funds, at cost	$—	$83,352	$86,585	$1,572,443	$—	$370,250	$39,280

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2020

	JNL/BlackRock Advantage International Fund - Class A	JNL/BlackRock Global Allocation Fund - Class A	JNL/BlackRock Global Natural Resources Fund - Class A	JNL/BlackRock Large Cap Select Growth Fund - Class A	JNL/Boston Partners Global Long Short Equity Fund - Class A	JNL/Causeway International Value Select Fund - Class A	JNL/ClearBridge Large Cap Growth Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$14,629	$—
Expenses
Asset-based charges	—	1,740	1,240	33,911	—	4,577	220
Total expenses	—	1,740	1,240	33,911	—	4,577	220
Net investment income (loss)	—	(1,740)	(1,240)	(33,911)	—	10,052	(220)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	—	3,850	(5,916)	107,903	—	(6,389)	181
Net change in unrealized appreciation
(depreciation) on investments	—	12,500	8,958	644,614	—	12,760	3,335
Net realized and unrealized gain (loss)	—	16,350	3,042	752,517	—	6,371	3,516

Net change in net assets
from operations	$—	$14,610	$1,802	$718,606	$—	$16,423	$3,296

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2020

	JNL/DFA Growth Allocation Fund - Class A	JNL/DFA International Core Equity Fund - Class A	JNL/DFA Moderate Growth Allocation Fund - Class A	JNL/DFA U.S. Core Equity Fund - Class A	JNL/DFA U.S. Small Cap Fund - Class A	JNL/DoubleLine Core Fixed Income Fund - Class A	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A
Assets
Investments, at fair value	$—	$—	$—	$492,357	$495	$1,997,343	$6,532
Receivables:
Investments in Fund shares sold	—	—	—	20	—	188	—
Investment Division units sold	—	—	—	—	—	—	—
Total assets	—	—	—	492,377	495	1,997,531	6,532

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	106	—
Insurance fees due to Jackson	—	—	—	20	—	82	—
Total liabilities	—	—	—	20	—	188	—
Net assets	$—	$—	$—	$492,357	$495	$1,997,343	$6,532

Investments in Funds, shares outstanding	—	—	—	26,628	53	144,317	535
Investments in Funds, at cost	$—	$—	$—	$346,198	$431	$1,805,145	$5,574

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2020

	JNL/DFA Growth Allocation Fund - Class A	JNL/DFA International Core Equity Fund - Class A	JNL/DFA Moderate Growth Allocation Fund - Class A	JNL/DFA U.S. Core Equity Fund - Class A	JNL/DFA U.S. Small Cap Fund - Class A	JNL/DoubleLine Core Fixed Income Fund - Class A	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	—	—	—	5,862	124	29,962	64
Total expenses	—	—	—	5,862	124	29,962	64
Net investment income (loss)	—	—	—	(5,862)	(124)	(29,962)	(64)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	—	—	—	13,920	(3,878)	14,206	7
Net change in unrealized appreciation
(depreciation) on investments	—	—	—	68,270	(271)	82,860	958
Net realized and unrealized gain (loss)	—	—	—	82,190	(4,149)	97,066	965

Net change in net assets
from operations	$—	$—	$—	$76,328	$(4,273)	$67,104	$901

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2020

	JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	JNL/DoubleLine Total Return Fund - Class A	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A	JNL/First State Global Infrastructure Fund - Class A	JNL/Franklin Templeton Global Multisector Bond Fund - Class A	JNL/Franklin Templeton Growth Allocation Fund - Class A	JNL/Franklin Templeton Income Fund - Class A
Assets
Investments, at fair value	$954	$113,664	$490,410	$171,416	$103,357	$609,283	$349,895
Receivables:
Investments in Fund shares sold	—	108	20	7	4	25	14
Investment Division units sold	—	—	—	—	—	—	—
Total assets	954	113,772	490,430	171,423	103,361	609,308	349,909

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	103	—	—	—	—	—
Insurance fees due to Jackson	—	5	20	7	4	25	14
Total liabilities	—	108	20	7	4	25	14
Net assets	$954	$113,664	$490,410	$171,416	$103,357	$609,283	$349,895

Investments in Funds, shares outstanding	50	9,824	37,666	11,102	13,150	36,770	27,314
Investments in Funds, at cost	$706	$106,425	$447,160	$154,867	$139,199	$390,103	$298,340

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2020

	JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	JNL/DoubleLine Total Return Fund - Class A	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A	JNL/First State Global Infrastructure Fund - Class A	JNL/Franklin Templeton Global Multisector Bond Fund - Class A	JNL/Franklin Templeton Growth Allocation Fund - Class A	JNL/Franklin Templeton Income Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$14,738	$—	$—
Expenses
Asset-based charges	283	1,826	7,054	2,329	1,552	7,873	8,322
Total expenses	283	1,826	7,054	2,329	1,552	7,873	8,322
Net investment income (loss)	(283)	(1,826)	(7,054)	(2,329)	13,186	(7,873)	(8,322)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	7,220	970	2,191	596	(2,608)	8,477	32,786
Net change in unrealized appreciation
(depreciation) on investments	(2,381)	2,262	35,091	(6,954)	(19,522)	70,949	(42,521)
Net realized and unrealized gain (loss)	4,839	3,232	37,282	(6,358)	(22,130)	79,426	(9,735)

Net change in net assets
from operations	$4,556	$1,406	$30,228	$(8,687)	$(8,944)	$71,553	$(18,057)

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2020

	JNL/Franklin Templeton International Small Cap Fund - Class A	JNL/Goldman Sachs 4 Fund - Class A	JNL/Goldman Sachs Competitive Advantage Fund - Class A	JNL/Goldman Sachs Dividend Income & Growth Fund - Class A	JNL/Goldman Sachs International 5 Fund - Class A	JNL/Goldman Sachs Intrinsic Value Fund - Class A	JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A
Assets
Investments, at fair value	$39,383	$436,442	$83,874	$244,488	$—	$16,411	$3,284,746
Receivables:
Investments in Fund shares sold	2	26	3	10	—	1	135
Investment Division units sold	—	—	—	—	—	—	—
Total assets	39,385	436,468	83,877	244,498	—	16,412	3,284,881

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	8	—	—	—	—	—
Insurance fees due to Jackson	2	18	3	10	—	1	135
Total liabilities	2	26	3	10	—	1	135
Net assets	$39,383	$436,442	$83,874	$244,488	$—	$16,411	$3,284,746

Investments in Funds, shares outstanding	4,239	17,458	3,968	16,587	—	1,165	104,112
Investments in Funds, at cost	$41,145	$293,377	$67,323	$237,762	$—	$16,034	$1,368,882

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2020

	JNL/Franklin Templeton International Small Cap Fund - Class A	JNL/Goldman Sachs 4 Fund - Class A	JNL/Goldman Sachs Competitive Advantage Fund - Class A	JNL/Goldman Sachs Dividend Income & Growth Fund - Class A	JNL/Goldman Sachs International 5 Fund - Class A	JNL/Goldman Sachs Intrinsic Value Fund - Class A	JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A
Investment Income
Dividends	$634	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	550	7,322	1,297	3,766	—	498	41,803
Total expenses	550	7,322	1,297	3,766	—	498	41,803
Net investment income (loss)	84	(7,322)	(1,297)	(3,766)	—	(498)	(41,803)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	152	—	—	—	—	—	—
Investments	(5,108)	48,776	(11,914)	(25,077)	—	(4,639)	40,541
Net change in unrealized appreciation
(depreciation) on investments	(1,102)	(28,980)	10,235	(1,221)	—	607	510,083
Net realized and unrealized gain (loss)	(6,058)	19,796	(1,679)	(26,298)	—	(4,032)	550,624

Net change in net assets
from operations	$(5,974)	$12,474	$(2,976)	$(30,064)	$—	$(4,530)	$508,821

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2020

	JNL/Goldman Sachs Managed Conservative Fund - Class A	JNL/Goldman Sachs Managed Growth Fund - Class A	JNL/Goldman Sachs Managed Moderate Fund - Class A	JNL/Goldman Sachs Managed Moderate Growth Fund - Class A	JNL/Goldman Sachs Total Yield Fund - Class A	JNL/GQG Emerging Markets Equity Fund - Class A	JNL/Harris Oakmark Global Equity Fund - Class A
Assets
Investments, at fair value	$609,980	$4,667,791	$385,969	$3,355,753	$64,054	$5,738	$—
Receivables:
Investments in Fund shares sold	25	191	41	138	3	—	—
Investment Division units sold	—	—	—	—	—	—	—
Total assets	610,005	4,667,982	386,010	3,355,891	64,057	5,738	—

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	25	—	—	—	—
Insurance fees due to Jackson	25	191	16	138	3	—	—
Total liabilities	25	191	41	138	3	—	—
Net assets	$609,980	$4,667,791	$385,969	$3,355,753	$64,054	$5,738	$—

Investments in Funds, shares outstanding	38,509	178,160	20,071	146,220	4,724	400	—
Investments in Funds, at cost	$467,525	$2,246,927	$245,238	$1,811,513	$62,362	$4,854	$—

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2020

	JNL/Goldman Sachs Managed Conservative Fund - Class A	JNL/Goldman Sachs Managed Growth Fund - Class A	JNL/Goldman Sachs Managed Moderate Fund - Class A	JNL/Goldman Sachs Managed Moderate Growth Fund - Class A	JNL/Goldman Sachs Total Yield Fund - Class A	JNL/GQG Emerging Markets Equity Fund - Class A	JNL/Harris Oakmark Global Equity Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	8,593	60,960	5,849	44,660	1,127	25	1,161
Total expenses	8,593	60,960	5,849	44,660	1,127	25	1,161
Net investment income (loss)	(8,593)	(60,960)	(5,849)	(44,660)	(1,127)	(25)	(1,161)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	4,260	182,120	26,125	34,889	(7,237)	42	(17,232)
Net change in unrealized appreciation
(depreciation) on investments	45,538	559,050	21,993	416,812	1,986	884	(3,064)
Net realized and unrealized gain (loss)	49,798	741,170	48,118	451,701	(5,251)	926	(20,296)

Net change in net assets
from operations	$41,205	$680,210	$42,269	$407,041	$(6,378)	$901	$(21,457)

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2020

	JNL/Heitman U.S. Focused Real Estate Fund - Class A	JNL/Invesco Diversified Dividend Fund - Class A	JNL/Invesco Global Growth Fund - Class A	JNL/Invesco Global Real Estate Fund - Class A	JNL/Invesco International Growth Fund - Class A	JNL/Invesco Small Cap Growth Fund - Class A	JNL/JPMorgan Global Allocation Fund - Class A
Assets
Investments, at fair value	$20,007	$9,039	$1,768,963	$167,335	$278,933	$975,106	$165,346
Receivables:
Investments in Fund shares sold	1	—	72	7	11	40	7
Investment Division units sold	—	—	—	—	—	—	—
Total assets	20,008	9,039	1,769,035	167,342	278,944	975,146	165,353

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	1	—	72	7	11	40	7
Total liabilities	1	—	72	7	11	40	7
Net assets	$20,007	$9,039	$1,768,963	$167,335	$278,933	$975,106	$165,346

Investments in Funds, shares outstanding	2,003	781	73,492	17,504	18,291	23,239	11,947
Investments in Funds, at cost	$20,801	$7,509	$1,092,185	$172,161	$222,214	$531,299	$129,385

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2020

	JNL/Heitman U.S. Focused Real Estate Fund - Class A	JNL/Invesco Diversified Dividend Fund - Class A	JNL/Invesco Global Growth Fund - Class A	JNL/Invesco Global Real Estate Fund - Class A	JNL/Invesco International Growth Fund - Class A	JNL/Invesco Small Cap Growth Fund - Class A	JNL/JPMorgan Global Allocation Fund - Class A
Investment Income
Dividends	$149	$—	$—	$—	$5,230	$—	$—
Expenses
Asset-based charges	122	284	21,411	2,239	4,441	9,239	1,815
Total expenses	122	284	21,411	2,239	4,441	9,239	1,815
Net investment income (loss)	27	(284)	(21,411)	(2,239)	789	(9,239)	(1,815)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	755	—	—	—	4,414	—	—
Investments	(118)	1,265	33,668	(1,424)	10,367	36,941	7,293
Net change in unrealized appreciation
(depreciation) on investments	(801)	832	337,566	(19,585)	7,864	326,390	35,961
Net realized and unrealized gain (loss)	(164)	2,097	371,234	(21,009)	22,645	363,331	43,254

Net change in net assets
from operations	$(137)	$1,813	$349,823	$(23,248)	$23,434	$354,092	$41,439

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2020

	JNL/JPMorgan Growth & Income Fund - Class A	JNL/JPMorgan Hedged Equity Fund - Class A	JNL/JPMorgan MidCap Growth Fund - Class A	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	JNL/Lazard International Strategic Equity Fund - Class A	JNL/Loomis Sayles Global Growth Fund - Class A	JNL/Lord Abbett Short Duration Income Fund - Class A
Assets
Investments, at fair value	$880,482	$—	$609,030	$116,237	$3,850	$411,527	$18,695
Receivables:
Investments in Fund shares sold	110	—	25	5	—	17	1
Investment Division units sold	—	—	—	—	—	—	—
Total assets	880,592	—	609,055	116,242	3,850	411,544	18,696

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	74	—	—	—	—	—	—
Insurance fees due to Jackson	36	—	25	5	—	17	1
Total liabilities	110	—	25	5	—	17	1
Net assets	$880,482	$—	$609,030	$116,237	$3,850	$411,527	$18,695

Investments in Funds, shares outstanding	73,681	—	9,951	8,039	237	26,602	1,789
Investments in Funds, at cost	$699,136	$—	$410,342	$109,056	$3,373	$290,754	$18,494

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2020

	JNL/JPMorgan Growth & Income Fund - Class A	JNL/JPMorgan Hedged Equity Fund - Class A	JNL/JPMorgan MidCap Growth Fund - Class A	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	JNL/Lazard International Strategic Equity Fund - Class A	JNL/Loomis Sayles Global Growth Fund - Class A(a)	JNL/Lord Abbett Short Duration Income Fund - Class A(a)
Investment Income
Dividends	$—	$—	$—	$—	$18	$738	$—
Expenses
Asset-based charges	10,377	—	5,715	1,617	16	3,534	80
Total expenses	10,377	—	5,715	1,617	16	3,534	80
Net investment income (loss)	(10,377)	—	(5,715)	(1,617)	2	(2,796)	(80)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	1,495	—
Investments	3,371	—	6,892	1,322	7	3,350	—
Net change in unrealized appreciation
(depreciation) on investments	84,296	—	139,036	4,892	477	120,773	201
Net realized and unrealized gain (loss)	87,667	—	145,928	6,214	484	125,618	201

Net change in net assets
from operations	$77,290	$—	$140,213	$4,597	$486	$122,822	$121

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 27, 2020. The Statement of Operations is from April 27, 2020 through December 31, 2020.

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2020

	JNL/Mellon Bond Index Fund - Class A	JNL/Mellon Communication Services Sector Fund - Class A	JNL/Mellon Consumer Discretionary Sector Fund - Class A	JNL/Mellon Consumer Staples Sector Fund - Class A	JNL/Mellon Dow Index Fund - Class A	JNL/Mellon Emerging Markets Index Fund - Class A	JNL/Mellon Energy Sector Fund - Class A
Assets
Investments, at fair value	$189,763	$4	$210,692	$12,767	$72,452	$17,542	$114,331
Receivables:
Investments in Fund shares sold	103	—	9	1	3	1	12
Investment Division units sold	—	—	—	—	—	—	495
Total assets	189,866	4	210,701	12,768	72,455	17,543	114,838

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	495
Investment Division units redeemed	95	—	—	—	—	—	7
Insurance fees due to Jackson	8	—	9	1	3	1	5
Total liabilities	103	—	9	1	3	1	507
Net assets	$189,763	$4	$210,692	$12,767	$72,452	$17,542	$114,331

Investments in Funds, shares outstanding	14,699	—	5,633	949	2,012	1,366	7,885
Investments in Funds, at cost	$173,146	$3	$121,950	$10,308	$56,925	$14,757	$197,753

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2020

	JNL/Mellon Bond Index Fund - Class A	JNL/Mellon Communication Services Sector Fund - Class A	JNL/Mellon Consumer Discretionary Sector Fund - Class A	JNL/Mellon Consumer Staples Sector Fund - Class A	JNL/Mellon Dow Index Fund - Class A	JNL/Mellon Emerging Markets Index Fund - Class A	JNL/Mellon Energy Sector Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$505	$—
Expenses
Asset-based charges	2,780	119	2,689	154	1,391	249	2,931
Total expenses	2,780	119	2,689	154	1,391	249	2,931
Net investment income (loss)	(2,780)	(119)	(2,689)	(154)	(1,391)	256	(2,931)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	2,133	1,846	18,852	153	(46,420)	(909)	(127,097)
Net change in unrealized appreciation
(depreciation) on investments	10,199	(1,609)	56,254	965	(4,614)	1,821	(2,319)
Net realized and unrealized gain (loss)	12,332	237	75,106	1,118	(51,034)	912	(129,416)

Net change in net assets
from operations	$9,552	$118	$72,417	$964	$(52,425)	$1,168	$(132,347)

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2020

	JNL/Mellon Equity Income Fund - Class A	JNL/Mellon Financial Sector Fund - Class A	JNL/Mellon Healthcare Sector Fund - Class A	JNL/Mellon Index 5 Fund - Class A	JNL/Mellon Industrials Sector Fund - Class A	JNL/Mellon Information Technology Sector Fund - Class A	JNL/Mellon International Index Fund - Class A
Assets
Investments, at fair value	$—	$42,899	$211,084	$102,710	$15,253	$579,281	$181,963
Receivables:
Investments in Fund shares sold	—	19	112	4	1	92	36
Investment Division units sold	—	—	—	—	—	—	94
Total assets	—	42,918	211,196	102,714	15,254	579,373	182,093

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	94
Investment Division units redeemed	—	17	103	—	—	68	29
Insurance fees due to Jackson	—	2	9	4	1	24	7
Total liabilities	—	19	112	4	1	92	130
Net assets	$—	$42,899	$211,084	$102,710	$15,253	$579,281	$181,963

Investments in Funds, shares outstanding	—	2,920	5,639	5,588	1,132	18,029	12,787
Investments in Funds, at cost	$—	$35,464	$144,865	$56,011	$14,082	$316,940	$175,058

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2020

	JNL/Mellon Equity Income Fund - Class A	JNL/Mellon Financial Sector Fund - Class A	JNL/Mellon Healthcare Sector Fund - Class A	JNL/Mellon Index 5 Fund - Class A	JNL/Mellon Industrials Sector Fund - Class A	JNL/Mellon Information Technology Sector Fund - Class A	JNL/Mellon International Index Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$5,738
Expenses
Asset-based charges	—	503	3,806	1,329	125	6,276	2,343
Total expenses	—	503	3,806	1,329	125	6,276	2,343
Net investment income (loss)	—	(503)	(3,806)	(1,329)	(125)	(6,276)	3,395

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	1,807
Investments	—	178	36,960	780	(10)	57,947	(668)
Net change in unrealized appreciation
(depreciation) on investments	—	(967)	2,845	10,371	1,171	101,095	6,052
Net realized and unrealized gain (loss)	—	(789)	39,805	11,151	1,161	159,042	7,191

Net change in net assets
from operations	$—	$(1,292)	$35,999	$9,822	$1,036	$152,766	$10,586

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2020

	JNL/Mellon Materials Sector Fund - Class A	JNL/Mellon MSCI KLD 400 Social Index Fund - Class A	JNL/Mellon MSCI World Index Fund - Class A	JNL/Mellon Nasdaq® 100 Index Fund - Class A	JNL/Mellon Real Estate Sector Fund - Class A	JNL/Mellon S&P 400 MidCap Index Fund - Class A	JNL/Mellon S&P 500 Index Fund - Class A
Assets
Investments, at fair value	$4,685	$—	$60,273	$744,541	$4	$282,400	$2,822,680
Receivables:
Investments in Fund shares sold	—	—	2	31	—	76	1,405
Investment Division units sold	—	—	—	—	—	—	—
Total assets	4,685	—	60,275	744,572	4	282,476	2,824,085

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	64	1,289
Insurance fees due to Jackson	—	—	2	31	—	12	116
Total liabilities	—	—	2	31	—	76	1,405
Net assets	$4,685	$—	$60,273	$744,541	$4	$282,400	$2,822,680

Investments in Funds, shares outstanding	369	—	1,943	16,133	—	11,118	99,111
Investments in Funds, at cost	$4,082	$—	$48,661	$512,148	$4	$214,802	$2,154,759

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2020

	JNL/Mellon Materials Sector Fund - Class A	JNL/Mellon MSCI KLD 400 Social Index Fund - Class A	JNL/Mellon MSCI World Index Fund - Class A	JNL/Mellon Nasdaq® 100 Index Fund - Class A	JNL/Mellon Real Estate Sector Fund - Class A	JNL/Mellon S&P 400 MidCap Index Fund - Class A	JNL/Mellon S&P 500 Index Fund - Class A
Investment Income
Dividends	$—	$—	$882	$—	$—	$—	$—
Expenses
Asset-based charges	16	—	643	7,750	25	3,544	40,572
Total expenses	16	—	643	7,750	25	3,544	40,572
Net investment income (loss)	(16)	—	239	(7,750)	(25)	(3,544)	(40,572)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	281	—	—	—	—
Investments	1	—	116	22,103	(585)	3,549	(89,748)
Net change in unrealized appreciation
(depreciation) on investments	603	—	5,683	146,891	(900)	32,797	173,028
Net realized and unrealized gain (loss)	604	—	6,080	168,994	(1,485)	36,346	83,280

Net change in net assets
from operations	$588	$—	$6,319	$161,244	$(1,510)	$32,802	$42,708

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2020

	JNL/Mellon Small Cap Index Fund - Class A	JNL/Mellon Utilities Sector Fund - Class A	JNL/MFS Mid Cap Value Fund - Class A	JNL/Morningstar Wide Moat Index Fund - Class A	JNL/Neuberger Berman Strategic Income Fund - Class A	JNL/PIMCO Income Fund - Class A	JNL/PIMCO Investment Grade Credit Bond Fund - Class A
Assets
Investments, at fair value	$769,734	$39,810	$682,043	$—	$466,726	$27,110	$75,237
Receivables:
Investments in Fund shares sold	65	2	28	—	19	1	3
Investment Division units sold	—	—	—	—	—	—	—
Total assets	769,799	39,812	682,071	—	466,745	27,111	75,240

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	33	—	—	—	—	—	—
Insurance fees due to Jackson	32	2	28	—	19	1	3
Total liabilities	65	2	28	—	19	1	3
Net assets	$769,734	$39,810	$682,043	$—	$466,726	$27,110	$75,237

Investments in Funds, shares outstanding	35,586	2,491	49,820	—	38,700	2,458	5,553
Investments in Funds, at cost	$538,328	$37,771	$597,471	$—	$424,020	$25,066	$62,970

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2020

	JNL/Mellon Small Cap Index Fund - Class A	JNL/Mellon Utilities Sector Fund - Class A	JNL/MFS Mid Cap Value Fund - Class A	JNL/Morningstar Wide Moat Index Fund - Class A	JNL/Neuberger Berman Strategic Income Fund - Class A	JNL/PIMCO Income Fund - Class A	JNL/PIMCO Investment Grade Credit Bond Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	9,406	419	9,119	54	6,865	378	1,024
Total expenses	9,406	419	9,119	54	6,865	378	1,024
Net investment income (loss)	(9,406)	(419)	(9,119)	(54)	(6,865)	(378)	(1,024)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	9,192	(1,021)	(9,509)	(2,423)	1,511	12	238
Net change in unrealized appreciation
(depreciation) on investments	65,892	1,399	36,469	(1,094)	28,666	1,217	6,479
Net realized and unrealized gain (loss)	75,084	378	26,960	(3,517)	30,177	1,229	6,717

Net change in net assets
from operations	$65,678	$(41)	$17,841	$(3,571)	$23,312	$851	$5,693

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2020

	JNL/PIMCO Real Return Fund - Class A	JNL/PPM America Floating Rate Income Fund - Class A	JNL/PPM America High Yield Bond Fund - Class A	JNL/PPM America Small Cap Value Fund - Class A	JNL/PPM America Total Return Fund - Class A	JNL/RAFI Fundamental Asia Developed Fund - Class A	JNL/RAFI Fundamental Europe Fund - Class A
Assets
Investments, at fair value	$227,994	$85,598	$538,271	$11,312	$3,704	$57,624	$—
Receivables:
Investments in Fund shares sold	9	4	22	—	—	2	—
Investment Division units sold	—	—	—	—	—	—	—
Total assets	228,003	85,602	538,293	11,312	3,704	57,626	—

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	9	4	22	—	—	2	—
Total liabilities	9	4	22	—	—	2	—
Net assets	$227,994	$85,598	$538,271	$11,312	$3,704	$57,624	$—

Investments in Funds, shares outstanding	19,537	7,789	36,843	922	266	4,392	—
Investments in Funds, at cost	$221,401	$83,074	$490,346	$9,911	$3,151	$62,968	$—

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2020

	JNL/PIMCO Real Return Fund - Class A	JNL/PPM America Floating Rate Income Fund - Class A	JNL/PPM America High Yield Bond Fund - Class A	JNL/PPM America Small Cap Value Fund - Class A	JNL/PPM America Total Return Fund - Class A	JNL/RAFI Fundamental Asia Developed Fund - Class A	JNL/RAFI Fundamental Europe Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	3,521	1,284	8,146	2,768	54	762	—
Total expenses	3,521	1,284	8,146	2,768	54	762	—
Net investment income (loss)	(3,521)	(1,284)	(8,146)	(2,768)	(54)	(762)	—

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	(2,722)	79	(2,383)	(94,554)	7	(786)	—
Net change in unrealized appreciation
(depreciation) on investments	28,143	(475)	21,562	(59,129)	328	2,827	—
Net realized and unrealized gain (loss)	25,421	(396)	19,179	(153,683)	335	2,041	—

Net change in net assets
from operations	$21,900	$(1,680)	$11,033	$(156,451)	$281	$1,279	$—

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2020

	JNL/RAFI Fundamental U.S. Small Cap Fund - Class A	JNL/RAFI Multi-Factor U.S. Equity Fund - Class A	JNL/T. Rowe Price Balanced Fund - Class A	JNL/T. Rowe Price Capital Appreciation Fund - Class A	JNL/T. Rowe Price Established Growth Fund - Class A	JNL/T. Rowe Price Mid-Cap Growth Fund - Class A	JNL/T. Rowe Price Short-Term Bond Fund - Class A
Assets
Investments, at fair value	$56,301	$1,438,029	$—	$493,944	$2,099,465	$3,141,633	$215,762
Receivables:
Investments in Fund shares sold	2	136	—	20	264	129	110
Investment Division units sold	—	9	—	—	—	—	—
Total assets	56,303	1,438,174	—	493,964	2,099,729	3,141,762	215,872

Liabilities
Payables:
Investments in Fund shares purchased	—	9	—	—	—	—	—
Investment Division units redeemed	—	77	—	—	178	—	101
Insurance fees due to Jackson	2	59	—	20	86	129	9
Total liabilities	2	145	—	20	264	129	110
Net assets	$56,301	$1,438,029	$—	$493,944	$2,099,465	$3,141,633	$215,762

Investments in Funds, shares outstanding	8,428	91,653	—	24,416	30,734	45,334	20,413
Investments in Funds, at cost	$62,239	$1,173,995	$—	$402,009	$1,025,385	$1,650,499	$201,709

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2020

	JNL/RAFI Fundamental U.S. Small Cap Fund - Class A	JNL/RAFI Multi-Factor U.S. Equity Fund - Class A	JNL/T. Rowe Price Balanced Fund - Class A(a)	JNL/T. Rowe Price Capital Appreciation Fund - Class A	JNL/T. Rowe Price Established Growth Fund - Class A	JNL/T. Rowe Price Mid-Cap Growth Fund - Class A	JNL/T. Rowe Price Short-Term Bond Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	1,596	20,165	—	4,493	25,782	42,393	3,432
Total expenses	1,596	20,165	—	4,493	25,782	42,393	3,432
Net investment income (loss)	(1,596)	(20,165)	—	(4,493)	(25,782)	(42,393)	(3,432)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	(51,547)	14,446	—	1,054	96,284	246,629	2,948
Net change in unrealized appreciation
(depreciation) on investments	33,063	108,571	—	72,067	465,021	334,384	6,246
Net realized and unrealized gain (loss)	(18,484)	123,017	—	73,121	561,305	581,013	9,194

Net change in net assets
from operations	$(20,080)	$102,852	$—	$68,628	$535,523	$538,620	$5,762

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 27, 2020. The Statement of Operations is from April 27, 2020 through December 31, 2020.

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2020

	JNL/T. Rowe Price U.S. High Yield Fund - Class A	JNL/T. Rowe Price Value Fund - Class A	JNL/Vanguard Capital Growth Fund - Class A	JNL/Vanguard Equity Income Fund - Class A	JNL/Vanguard Global Bond Market Index Fund - Class A	JNL/Vanguard Growth ETF Allocation Fund - Class A	JNL/Vanguard International Fund - Class A
Assets
Investments, at fair value	$—	$721,983	$97,570	$105,347	$—	$—	$86,749
Receivables:
Investments in Fund shares sold	—	30	4	4	—	—	4
Investment Division units sold	—	—	—	—	—	—	—
Total assets	—	722,013	97,574	105,351	—	—	86,753

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	—	30	4	4	—	—	4
Total liabilities	—	30	4	4	—	—	4
Net assets	$—	$721,983	$97,570	$105,347	$—	$—	$86,749

Investments in Funds, shares outstanding	—	37,761	6,259	8,315	—	—	4,725
Investments in Funds, at cost	$—	$576,055	$74,725	$86,620	$—	$—	$56,993

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2020

	JNL/T. Rowe Price U.S. High Yield Fund - Class A	JNL/T. Rowe Price Value Fund - Class A	JNL/Vanguard Capital Growth Fund - Class A	JNL/Vanguard Equity Income Fund - Class A	JNL/Vanguard Global Bond Market Index Fund - Class A	JNL/Vanguard Growth ETF Allocation Fund - Class A	JNL/Vanguard International Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	—	8,133	831	859	—	—	624
Total expenses	—	8,133	831	859	—	—	624
Net investment income (loss)	—	(8,133)	(831)	(859)	—	—	(624)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	—	(3,019)	520	1,229	—	—	758
Net change in unrealized appreciation
(depreciation) on investments	—	70,463	22,845	17,465	—	—	29,636
Net realized and unrealized gain (loss)	—	67,444	23,365	18,694	—	—	30,394

Net change in net assets
from operations	$—	$59,311	$22,534	$17,835	$—	$—	$29,770

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2020

	JNL/Vanguard International Stock Market Index Fund - Class A	JNL/Vanguard Moderate ETF Allocation Fund - Class A	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A	JNL/Vanguard Small Company Growth Fund - Class A	JNL/Vanguard U.S. Stock Market Index Fund - Class A	JNL/WCM Focused International Equity Fund - Class A	JNL/Westchester Capital Event Driven Fund - Class A
Assets
Investments, at fair value	$—	$—	$—	$9,249	$—	$—	$—
Receivables:
Investments in Fund shares sold	—	—	—	—	—	—	—
Investment Division units sold	—	—	—	—	—	—	—
Total assets	—	—	—	9,249	—	—	—

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	—	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—	—
Net assets	$—	$—	$—	$9,249	$—	$—	$—

Investments in Funds, shares outstanding	—	—	—	600	—	—	—
Investments in Funds, at cost	$—	$—	$—	$7,362	$—	$—	$—

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2020

	JNL/Vanguard International Stock Market Index Fund - Class A	JNL/Vanguard Moderate ETF Allocation Fund - Class A	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A	JNL/Vanguard Small Company Growth Fund - Class A	JNL/Vanguard U.S. Stock Market Index Fund - Class A	JNL/WCM Focused International Equity Fund - Class A	JNL/Westchester Capital Event Driven Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	—	—	—	109	1,001	4	—
Total expenses	—	—	—	109	1,001	4	—
Net investment income (loss)	—	—	—	(109)	(1,001)	(4)	—

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	—	—	—	(3)	(57,375)	2,067	—
Net change in unrealized appreciation
(depreciation) on investments	—	—	—	1,689	(35,292)	(2,002)	—
Net realized and unrealized gain (loss)	—	—	—	1,686	(92,667)	65	—

Net change in net assets
from operations	$—	$—	$—	$1,577	$(93,668)	$61	$—

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2020

	JNL/WMC Balanced Fund - Class A	JNL/WMC Government Money Market Fund - Class A	JNL/WMC Value Fund - Class A
Assets
Investments, at fair value	$2,657,079	$1,793,919	$88,686
Receivables:
Investments in Fund shares sold	117	74	4
Investment Division units sold	—	—	—
Total assets	2,657,196	1,793,993	88,690

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—
Investment Division units redeemed	8	—	—
Insurance fees due to Jackson	109	74	4
Total liabilities	117	74	4
Net assets	$2,657,079	$1,793,919	$88,686

Investments in Funds, shares outstanding	92,420	1,793,919	3,681
Investments in Funds, at cost	$1,881,919	$1,793,919	$73,191

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2020

	JNL/WMC Balanced Fund - Class A	JNL/WMC Government Money Market Fund - Class A	JNL/WMC Value Fund - Class A	JNL Institutional Alt 25 Fund - Class A(a)	JNL Institutional Alt 50 Fund - Class A(a)	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class A(a)	JNL/FAMCO Flex Core Covered Call Fund - Class A(a)
Investment Income
Dividends	$—	$3,643	$—	$—	$—	$—	$—
Expenses
Asset-based charges	37,622	29,576	1,302	28	98	—	—
Total expenses	37,622	29,576	1,302	28	98	—	—
Net investment income (loss)	(37,622)	(25,933)	(1,302)	(28)	(98)	—	—

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	91,758	—	(1,587)	2	(118)	—	—
Net change in unrealized appreciation
(depreciation) on investments	102,077	—	(2,437)	(836)	(2,467)	—	—
Net realized and unrealized gain (loss)	193,835	—	(4,024)	(834)	(2,585)	—	—

Net change in net assets
from operations	$156,213	$(25,933)	$(5,326)	$(862)	$(2,683)	$—	$—

(a)	The period is from January 1, 2020 through April 24, 2020, the date the Fund was acquired. See Note 1. in the Notes to Financial Statements.

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2020

	JNL/FPA + DoubleLine Flexible Allocation Fund - Class A(a)	JNL/Franklin Templeton Global Fund - Class A(a)	JNL/Goldman Sachs Emerging Markets Debt Fund - Class A(a)	JNL/Invesco China-India Fund - Class A(a)	JNL/Mellon S&P 1500 Growth Index Fund - Class A(a)	JNL/Mellon S&P 1500 Value Index Fund - Class A(a)	JNL/Neuberger Berman Currency Fund - Class A(a)
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	851	1,513	30	276	427	—	—
Total expenses	851	1,513	30	276	427	—	—
Net investment income (loss)	(851)	(1,513)	(30)	(276)	(427)	—	—

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	(6,765)	(37,429)	(1,260)	(3,876)	(9,440)	—	—
Net change in unrealized appreciation
(depreciation) on investments	(22,158)	(32,677)	308	(7,939)	(18,740)	—	—
Net realized and unrealized gain (loss)	(28,923)	(70,106)	(952)	(11,815)	(28,180)	—	—

Net change in net assets
from operations	$(29,774)	$(71,619)	$(982)	$(12,091)	$(28,607)	$—	$—

(a)	The period is from January 1, 2020 through April 24, 2020, the date the Fund was acquired. See Note 1. in the Notes to Financial Statements.

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2020

	JNL/Nicholas Convertible Arbitrage Fund - Class A(a)	JNL/PPM America Mid Cap Value Fund - Class A(a)	JNL/PPM America Value Equity Fund - Class A(a)	JNL/S&P Mid 3 Fund - Class A(a)	JNL/The London Company Focused U.S. Equity Fund - Class A(a)
Investment Income
Dividends	$—	$—	$—	$—	$—
Expenses
Asset-based charges	—	235	3,755	—	—
Total expenses	—	235	3,755	—	—
Net investment income (loss)	—	(235)	(3,755)	—	—

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—
Investments	—	(16,531)	4,434	—	—
Net change in unrealized appreciation
(depreciation) on investments	—	(3,766)	(264,138)	—	—
Net realized and unrealized gain (loss)	—	(20,297)	(259,704)	—	—

Net change in net assets
from operations	$—	$(20,532)	$(263,459)	$—	$—

(a)	The period is from January 1, 2020 through April 24, 2020, the date the Fund was acquired. See Note 1. in the Notes to Financial Statements.

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL Aggressive Growth Allocation Fund - Class A	JNL Conservative Allocation Fund - Class A	JNL Growth Allocation Fund - Class A	JNL iShares Tactical Growth Fund - Class A	JNL iShares Tactical Moderate Fund - Class A	JNL iShares Tactical Moderate Growth Fund - Class A	JNL Moderate Allocation Fund - Class A
Operations
Net investment income (loss)	$—	$(917)	$(3,001)	$—	$—	$—	$(220)
Net realized gain (loss) on investments	—	176	894	—	—	—	54
Net change in unrealized appreciation
(depreciation) on investments	—	4,878	39,519	—	—	—	3,934
Net change in net assets
from operations	—	4,137	37,412	—	—	—	3,768

Contract transactions
Purchase payments	—	—	—	—	—	—	—
Surrenders and terminations	—	(2,654)	—	—	—	—	(200)
Transfers between Investment Divisions	—	52,559	50,000	—	—	—	19,376
Contract owner charges	—	(50)	—	—	—	—	(14)
Net change in net assets
from contract transactions	—	49,855	50,000	—	—	—	19,162

Net change in net assets	—	53,992	87,412	—	—	—	22,930

Net assets beginning of year	—	58,440	166,767	—	—	—	—

Net assets end of year	$—	$112,432	$254,179	$—	$—	$—	$22,930

Contract unit transactions
Units outstanding at beginning of year	—	4,862	10,197	—	—	—	—
Units issued	—	4,196	3,481	—	—	—	1,423
Units redeemed	—	(226)	—	—	—	—	(21)
Units outstanding at end of year	—	8,832	13,678	—	—	—	1,402
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$—	$52,603	$50,000	$—	$—	$—	$19,484
Proceeds from sales	$—	$3,665	$3,001	$—	$—	$—	$542

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL Moderate Growth Allocation Fund - Class A	JNL Multi-Manager Alternative Fund - Class A(a)	JNL Multi-Manager Emerging Markets Equity Fund - Class A	JNL Multi-Manager Mid Cap Fund - Class A	JNL Multi-Manager Small Cap Growth Fund - Class A	JNL Multi-Manager Small Cap Value Fund - Class A	JNL/American Funds Balanced Fund - Class A
Operations
Net investment income (loss)	$(797)	$—	$(265)	$(112)	$(2,676)	$(1,375)	$(4,956)
Net realized gain (loss) on investments	115	—	5,847	16	13,525	(12,713)	1,198
Net change in unrealized appreciation
(depreciation) on investments	15,907	—	9,662	1,101	61,073	(848)	38,765
Net change in net assets
from operations	15,225	—	15,244	1,005	71,922	(14,936)	35,007

Contract transactions
Purchase payments	—	—	—	—	20,000	—	—
Surrenders and terminations	—	—	(1,770)	—	(9,976)	(1,648)	(1,100)
Transfers between Investment Divisions	55,759	—	(486)	—	5,628	(34,661)	4,245
Contract owner charges	(9)	—	(10)	(24)	(222)	(23)	(196)
Net change in net assets
from contract transactions	55,750	—	(2,266)	(24)	15,430	(36,332)	2,949

Net change in net assets	70,975	—	12,978	981	87,352	(51,268)	37,956

Net assets beginning of year	10,601	—	28,334	7,885	176,728	145,131	330,189

Net assets end of year	$81,576	$—	$41,312	$8,866	$264,080	$93,863	$368,145

Contract unit transactions
Units outstanding at beginning of year	655	—	2,027	551	4,906	6,795	17,265
Units issued	3,887	—	4,677	—	2,131	347	293
Units redeemed	(1)	—	(3,947)	(2)	(1,956)	(2,924)	(120)
Units outstanding at end of year	4,541	—	2,757	549	5,081	4,218	17,438
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$55,758	$—	$48,020	$—	$85,177	$6,650	$5,226
Proceeds from sales	$806	$—	$50,551	$136	$72,423	$44,357	$7,233

(a)

The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 27, 2020. The Statement of Changes in Net Assets is from April 27, 2020 through December 31, 2020.

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/American Funds Blue Chip Income and Growth Fund - Class A	JNL/American Funds Capital Income Builder Fund - Class A	JNL/American Funds Capital World Bond Fund - Class A	JNL/American Funds Global Growth Fund - Class A	JNL/American Funds Global Small Capitalization Fund - Class A	JNL/American Funds Growth Allocation Fund - Class A	JNL/American Funds Growth Fund - Class A
Operations
Net investment income (loss)	$(5,628)	$(1,332)	$(31)	$(335)	$(338)	$(3,451)	$(1,478)
Net realized gain (loss) on investments	20,526	(13,623)	4	(8,708)	(4,646)	3,144	1,917
Net change in unrealized appreciation
(depreciation) on investments	119,131	13,851	186	2,426	5,268	40,619	50,397
Net change in net assets
from operations	134,029	(1,104)	159	(6,617)	284	40,312	50,836

Contract transactions
Purchase payments	—	—	—	10,000	10,000	—	20,000
Surrenders and terminations	(6,897)	(64)	—	(731)	(1,422)	(12,860)	(7,561)
Transfers between Investment Divisions	174,128	89,319	—	(21,382)	(11,133)	(1,129)	158,551
Contract owner charges	(58)	—	(11)	(4)	(13)	—	(100)
Net change in net assets
from contract transactions	167,173	89,255	(11)	(12,117)	(2,568)	(13,989)	170,890

Net change in net assets	301,202	88,151	148	(18,734)	(2,284)	26,323	221,726

Net assets beginning of year	170,396	67,932	2,009	48,468	35,385	234,844	20,888

Net assets end of year	$471,598	$156,083	$2,157	$29,734	$33,101	$261,167	$242,614

Contract unit transactions
Units outstanding at beginning of year	7,568	6,277	187	2,762	1,987	13,215	819
Units issued	17,202	14,079	—	1,381	1,431	—	5,932
Units redeemed	(5,159)	(6,277)	(1)	(2,821)	(1,958)	(787)	(378)
Units outstanding at end of year	19,611	14,079	186	1,322	1,460	12,428	6,373
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$273,135	$141,388	$—	$28,253	$25,479	$—	$183,094
Proceeds from sales	$111,589	$53,465	$41	$40,705	$28,384	$17,440	$13,682

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/American Funds Growth-Income Fund - Class A	JNL/American Funds International Fund - Class A	JNL/American Funds Moderate Growth Allocation Fund - Class A	JNL/American Funds New World Fund - Class A	JNL/AQR Large Cap Defensive Style Fund - Class A	JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class A	JNL/AQR Managed Futures Strategy Fund - Class A
Operations
Net investment income (loss)	$(5,631)	$(3,709)	$(4,366)	$(2,974)	$—	$(260)	$—
Net realized gain (loss) on investments	14,320	(5,416)	6,548	(7,547)	—	41	—
Net change in unrealized appreciation
(depreciation) on investments	38,922	23,085	41,594	19,192	—	2,058	—
Net change in net assets
from operations	47,611	13,960	43,776	8,671	—	1,839	—

Contract transactions
Purchase payments	—	—	—	—	—	—	—
Surrenders and terminations	(55,262)	(612)	(13,389)	(3,811)	—	—	—
Transfers between Investment Divisions	58,551	(34,958)	(5,441)	(78,209)	—	273	—
Contract owner charges	(186)	(21)	(38)	(13)	—	—	—
Net change in net assets
from contract transactions	3,103	(35,591)	(18,868)	(82,033)	—	273	—

Net change in net assets	50,714	(21,631)	24,908	(73,362)	—	2,112	—

Net assets beginning of year	351,716	307,273	289,600	285,276	—	17,831	—

Net assets end of year	$402,430	$285,642	$314,508	$211,914	$—	$19,943	$—

Contract unit transactions
Units outstanding at beginning of year	13,853	20,283	18,509	19,741	—	1,014	—
Units issued	3,080	283	—	1,194	—	20	—
Units redeemed	(2,708)	(3,711)	(1,115)	(8,839)	—	—	—
Units outstanding at end of year	14,225	16,855	17,394	12,096	—	1,034	—
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$71,055	$3,046	$—	$14,209	$—	$272	$—
Proceeds from sales	$73,583	$42,346	$23,234	$99,216	$—	$260	$—

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/BlackRock Advantage International Fund - Class A	JNL/BlackRock Global Allocation Fund - Class A	JNL/BlackRock Global Natural Resources Fund - Class A	JNL/BlackRock Large Cap Select Growth Fund - Class A	JNL/Boston Partners Global Long Short Equity Fund - Class A	JNL/Causeway International Value Select Fund - Class A	JNL/ClearBridge Large Cap Growth Fund - Class A
Operations
Net investment income (loss)	$—	$(1,740)	$(1,240)	$(33,911)	$—	$10,052	$(220)
Net realized gain (loss) on investments	—	3,850	(5,916)	107,903	—	(6,389)	181
Net change in unrealized appreciation
(depreciation) on investments	—	12,500	8,958	644,614	—	12,760	3,335
Net change in net assets
from operations	—	14,610	1,802	718,606	—	16,423	3,296

Contract transactions
Purchase payments	—	—	—	102,699	—	7,158	10,000
Surrenders and terminations	—	(10,729)	(1,330)	(122,639)	—	(10,699)	(928)
Transfers between Investment Divisions	—	(30,545)	(13,314)	248,090	—	(10,907)	22,524
Contract owner charges	—	(45)	(33)	(1,743)	—	(42)	(43)
Net change in net assets
from contract transactions	—	(41,319)	(14,677)	226,407	—	(14,490)	31,553

Net change in net assets	—	(26,709)	(12,875)	945,013	—	1,933	34,849

Net assets beginning of year	—	140,172	95,518	1,993,638	—	364,731	9,124

Net assets end of year	$—	$113,463	$82,643	$2,938,651	$—	$366,664	$43,973

Contract unit transactions
Units outstanding at beginning of year	—	10,014	12,456	52,595	—	25,901	662
Units issued	—	98	1,250	10,294	—	3,068	1,898
Units redeemed	—	(3,184)	(3,217)	(6,038)	—	(4,008)	(78)
Units outstanding at end of year	—	6,928	10,489	56,851	—	24,961	2,482
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$—	$1,111	$6,423	$470,350	$—	$53,081	$32,698
Proceeds from sales	$—	$44,169	$22,340	$277,854	$—	$57,519	$1,365

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/DFA Growth Allocation Fund - Class A	JNL/DFA International Core Equity Fund - Class A	JNL/DFA Moderate Growth Allocation Fund - Class A	JNL/DFA U.S. Core Equity Fund - Class A	JNL/DFA U.S. Small Cap Fund - Class A	JNL/DoubleLine Core Fixed Income Fund - Class A	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A
Operations
Net investment income (loss)	$—	$—	$—	$(5,862)	$(124)	$(29,962)	$(64)
Net realized gain (loss) on investments	—	—	—	13,920	(3,878)	14,206	7
Net change in unrealized appreciation
(depreciation) on investments	—	—	—	68,270	(271)	82,860	958
Net change in net assets
from operations	—	—	—	76,328	(4,273)	67,104	901

Contract transactions
Purchase payments	—	—	—	—	—	—	—
Surrenders and terminations	—	—	—	(29,863)	(55)	(170,407)	—
Transfers between Investment Divisions	—	—	—	59,629	(16,327)	7,751	5,641
Contract owner charges	—	—	—	(211)	(4)	(1,548)	(10)
Net change in net assets
from contract transactions	—	—	—	29,555	(16,386)	(164,204)	5,631

Net change in net assets	—	—	—	105,883	(20,659)	(97,100)	6,532

Net assets beginning of year	—	—	—	386,474	21,154	2,094,443	—

Net assets end of year	$—	$—	$—	$492,357	$495	$1,997,343	$6,532

Contract unit transactions
Units outstanding at beginning of year	—	—	—	15,739	1,144	97,602	—
Units issued	—	—	—	6,780	—	2,240	559
Units redeemed	—	—	—	(4,949)	(1,120)	(9,941)	(1)
Units outstanding at end of year	—	—	—	17,570	24	89,901	558
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$—	$—	$—	$140,196	$—	$48,931	$5,640
Proceeds from sales	$—	$—	$—	$116,502	$16,510	$243,097	$74

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	JNL/DoubleLine Total Return Fund - Class A	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A	JNL/First State Global Infrastructure Fund - Class A	JNL/Franklin Templeton Global Multisector Bond Fund - Class A	JNL/Franklin Templeton Growth Allocation Fund - Class A	JNL/Franklin Templeton Income Fund - Class A
Operations
Net investment income (loss)	$(283)	$(1,826)	$(7,054)	$(2,329)	$13,186	$(7,873)	$(8,322)
Net realized gain (loss) on investments	7,220	970	2,191	596	(2,608)	8,477	32,786
Net change in unrealized appreciation
(depreciation) on investments	(2,381)	2,262	35,091	(6,954)	(19,522)	70,949	(42,521)
Net change in net assets
from operations	4,556	1,406	30,228	(8,687)	(8,944)	71,553	(18,057)

Contract transactions
Purchase payments	—	—	—	—	—	—	—
Surrenders and terminations	—	(15,683)	(20,775)	(6,230)	(3,017)	(15,687)	(277,920)
Transfers between Investment Divisions	(32,203)	—	12,340	12,024	(3,336)	100,836	(22,683)
Contract owner charges	(33)	(464)	(296)	(347)	(57)	(235)	(117)
Net change in net assets
from contract transactions	(32,236)	(16,147)	(8,731)	5,447	(6,410)	84,914	(300,720)

Net change in net assets	(27,680)	(14,741)	21,497	(3,240)	(15,354)	156,467	(318,777)

Net assets beginning of year	28,634	128,405	468,913	174,656	118,711	452,816	668,672

Net assets end of year	$954	$113,664	$490,410	$171,416	$103,357	$609,283	$349,895

Contract unit transactions
Units outstanding at beginning of year	1,507	11,056	23,368	10,105	10,455	32,195	39,898
Units issued	1,544	—	1,936	995	682	8,831	575
Units redeemed	(3,007)	(1,381)	(2,420)	(648)	(1,232)	(1,510)	(19,483)
Units outstanding at end of year	44	9,675	22,884	10,452	9,905	39,516	20,990
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$23,834	$—	$40,518	$15,569	$21,950	$105,770	$8,579
Proceeds from sales	$56,354	$17,973	$56,304	$12,451	$15,173	$28,729	$317,620

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/Franklin Templeton International Small Cap Fund - Class A	JNL/Goldman Sachs 4 Fund - Class A	JNL/Goldman Sachs Competitive Advantage Fund - Class A	JNL/Goldman Sachs Dividend Income & Growth Fund - Class A	JNL/Goldman Sachs International 5 Fund - Class A	JNL/Goldman Sachs Intrinsic Value Fund - Class A	JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A
Operations
Net investment income (loss)	$84	$(7,322)	$(1,297)	$(3,766)	$—	$(498)	$(41,803)
Net realized gain (loss) on investments	(4,956)	48,776	(11,914)	(25,077)	—	(4,639)	40,541
Net change in unrealized appreciation
(depreciation) on investments	(1,102)	(28,980)	10,235	(1,221)	—	607	510,083
Net change in net assets
from operations	(5,974)	12,474	(2,976)	(30,064)	—	(4,530)	508,821

Contract transactions
Purchase payments	—	—	—	—	—	—	—
Surrenders and terminations	(1,832)	(145,359)	(2,704)	(8,866)	—	(696)	(37,162)
Transfers between Investment Divisions	(6,336)	945	(48,813)	(39,993)	—	(11,754)	388
Contract owner charges	(40)	(1,073)	(18)	(164)	—	(12)	(619)
Net change in net assets
from contract transactions	(8,208)	(145,487)	(51,535)	(49,023)	—	(12,462)	(37,393)

Net change in net assets	(14,182)	(133,013)	(54,511)	(79,087)	—	(16,992)	471,428

Net assets beginning of year	53,565	569,455	138,385	323,575	—	33,403	2,813,318

Net assets end of year	$39,383	$436,442	$83,874	$244,488	$—	$16,411	$3,284,746

Contract unit transactions
Units outstanding at beginning of year	4,558	21,749	4,461	12,130	—	1,322	109,031
Units issued	257	764	—	3,502	—	648	47
Units redeemed	(1,294)	(6,324)	(2,153)	(5,987)	—	(1,315)	(1,479)
Units outstanding at end of year	3,521	16,189	2,308	9,645	—	655	107,599
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$2,900	$16,486	$—	$77,886	$—	$15,316	$1,123
Proceeds from sales	$10,872	$169,296	$52,831	$130,676	$—	$28,276	$80,318

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/Goldman Sachs Managed Conservative Fund - Class A	JNL/Goldman Sachs Managed Growth Fund - Class A	JNL/Goldman Sachs Managed Moderate Fund - Class A	JNL/Goldman Sachs Managed Moderate Growth Fund - Class A	JNL/Goldman Sachs Total Yield Fund - Class A	JNL/GQG Emerging Markets Equity Fund - Class A	JNL/Harris Oakmark Global Equity Fund - Class A
Operations
Net investment income (loss)	$(8,593)	$(60,960)	$(5,849)	$(44,660)	$(1,127)	$(25)	$(1,161)
Net realized gain (loss) on investments	4,260	182,120	26,125	34,889	(7,237)	42	(17,232)
Net change in unrealized appreciation
(depreciation) on investments	45,538	559,050	21,993	416,812	1,986	884	(3,064)
Net change in net assets
from operations	41,205	680,210	42,269	407,041	(6,378)	901	(21,457)

Contract transactions
Purchase payments	—	7,929	—	—	—	—	—
Surrenders and terminations	(10,780)	(94,357)	(36,234)	(36,233)	(3,032)	—	(6,265)
Transfers between Investment Divisions	17,959	(253,644)	(4,854)	(2,556)	(21,638)	4,837	(150,788)
Contract owner charges	(235)	(920)	(445)	(680)	(12)	—	—
Net change in net assets
from contract transactions	6,944	(340,992)	(41,533)	(39,469)	(24,682)	4,837	(157,053)

Net change in net assets	48,149	339,218	736	367,572	(31,060)	5,738	(178,510)

Net assets beginning of year	561,831	4,328,573	385,233	2,988,181	95,114	—	178,510

Net assets end of year	$609,980	$4,667,791	$385,969	$3,355,753	$64,054	$5,738	$—

Contract unit transactions
Units outstanding at beginning of year	37,534	177,557	22,022	139,998	4,410	—	17,166
Units issued	1,376	545	2,322	413	825	441	—
Units redeemed	(887)	(14,375)	(4,404)	(2,234)	(2,290)	(23)	(17,166)
Units outstanding at end of year	38,023	163,727	19,940	138,177	2,945	418	—
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$20,590	$13,759	$37,178	$7,814	$17,207	$5,141	$—
Proceeds from sales	$22,239	$415,712	$84,560	$91,943	$43,016	$329	$158,214

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/Heitman U.S. Focused Real Estate Fund - Class A	JNL/Invesco Diversified Dividend Fund - Class A	JNL/Invesco Global Growth Fund - Class A	JNL/Invesco Global Real Estate Fund - Class A	JNL/Invesco International Growth Fund - Class A	JNL/Invesco Small Cap Growth Fund - Class A	JNL/JPMorgan Global Allocation Fund - Class A
Operations
Net investment income (loss)	$27	$(284)	$(21,411)	$(2,239)	$789	$(9,239)	$(1,815)
Net realized gain (loss) on investments	637	1,265	33,668	(1,424)	14,781	36,941	7,293
Net change in unrealized appreciation
(depreciation) on investments	(801)	832	337,566	(19,585)	7,864	326,390	35,961
Net change in net assets
from operations	(137)	1,813	349,823	(23,248)	23,434	354,092	41,439

Contract transactions
Purchase payments	10,000	—	82,283	10,000	—	—	—
Surrenders and terminations	(627)	—	(96,048)	(4,260)	(57,581)	(17,213)	(39,527)
Transfers between Investment Divisions	2,663	(1,895)	(57,099)	7,936	(31,114)	248,517	163,490
Contract owner charges	(4)	(12)	(1,353)	(102)	(105)	(331)	(56)
Net change in net assets
from contract transactions	12,032	(1,907)	(72,217)	13,574	(88,800)	230,973	123,907

Net change in net assets	11,895	(94)	277,606	(9,674)	(65,366)	585,065	165,346

Net assets beginning of year	8,112	9,133	1,491,357	177,009	344,299	390,041	—

Net assets end of year	$20,007	$9,039	$1,768,963	$167,335	$278,933	$975,106	$165,346

Contract unit transactions
Units outstanding at beginning of year	704	797	51,496	9,345	19,601	11,043	—
Units issued	1,200	5,325	3,520	1,530	1,271	9,090	15,665
Units redeemed	(65)	(5,326)	(6,636)	(669)	(6,704)	(2,226)	(3,157)
Units outstanding at end of year	1,839	796	48,380	10,206	14,168	17,907	12,508
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$13,568	$50,000	$104,896	$23,786	$32,094	$328,727	$163,715
Proceeds from sales	$754	$52,191	$198,523	$12,451	$115,692	$106,993	$41,623

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/JPMorgan Growth & Income Fund - Class A	JNL/JPMorgan Hedged Equity Fund - Class A	JNL/JPMorgan MidCap Growth Fund - Class A	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	JNL/Lazard International Strategic Equity Fund - Class A	JNL/Loomis Sayles Global Growth Fund - Class A(a)	JNL/Lord Abbett Short Duration Income Fund - Class A(a)
Operations
Net investment income (loss)	$(10,377)	$—	$(5,715)	$(1,617)	$2	$(2,796)	$(80)
Net realized gain (loss) on investments	3,371	—	6,892	1,322	7	4,845	—
Net change in unrealized appreciation
(depreciation) on investments	84,296	—	139,036	4,892	477	120,773	201
Net change in net assets
from operations	77,290	—	140,213	4,597	486	122,822	121

Contract transactions
Purchase payments	—	—	10,000	—	—	—	—
Surrenders and terminations	(35,070)	—	(14,629)	(4,580)	—	(5,633)	—
Transfers between Investment Divisions	348,616	—	189,926	33,934	3,364	294,378	18,574
Contract owner charges	(730)	—	(310)	(70)	—	(40)	—
Net change in net assets
from contract transactions	312,816	—	184,987	29,284	3,364	288,705	18,574

Net change in net assets	390,106	—	325,200	33,881	3,850	411,527	18,695

Net assets beginning of year	490,376	—	283,830	82,356	—	—	—

Net assets end of year	$880,482	$—	$609,030	$116,237	$3,850	$411,527	$18,695

Contract unit transactions
Units outstanding at beginning of year	32,675	—	7,784	5,783	—	—	—
Units issued	52,652	—	7,955	3,429	244	28,351	1,807
Units redeemed	(23,421)	—	(4,281)	(1,465)	(4)	(986)	—
Units outstanding at end of year	61,906	—	11,458	7,747	240	27,365	1,807
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$583,291	$—	$318,907	$51,136	$3,445	$303,757	$18,573
Proceeds from sales	$280,851	$—	$139,635	$23,468	$80	$16,353	$80

(a)

The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 27, 2020. The Statement of Changes in Net Assets is from April 27, 2020 through December 31, 2020.

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/Mellon Bond Index Fund - Class A	JNL/Mellon Communication Services Sector Fund - Class A	JNL/Mellon Consumer Discretionary Sector Fund - Class A	JNL/Mellon Consumer Staples Sector Fund - Class A	JNL/Mellon Dow Index Fund - Class A	JNL/Mellon Emerging Markets Index Fund - Class A	JNL/Mellon Energy Sector Fund - Class A
Operations
Net investment income (loss)	$(2,780)	$(119)	$(2,689)	$(154)	$(1,391)	$256	$(2,931)
Net realized gain (loss) on investments	2,133	1,846	18,852	153	(46,420)	(909)	(127,097)
Net change in unrealized appreciation
(depreciation) on investments	10,199	(1,609)	56,254	965	(4,614)	1,821	(2,319)
Net change in net assets
from operations	9,552	118	72,417	964	(52,425)	1,168	(132,347)

Contract transactions
Purchase payments	—	—	—	—	—	—	—
Surrenders and terminations	(17,446)	(40)	(4,020)	(44)	—	(1,199)	(20,243)
Transfers between Investment Divisions	18,072	(10,217)	(15,809)	1,655	(106,181)	(4,478)	(103,566)
Contract owner charges	(516)	—	(78)	—	(72)	(15)	(167)
Net change in net assets
from contract transactions	110	(10,257)	(19,907)	1,611	(106,253)	(5,692)	(123,976)

Net change in net assets	9,662	(10,139)	52,510	2,575	(158,678)	(4,524)	(256,323)

Net assets beginning of year	180,101	10,143	158,182	10,192	231,130	22,066	370,654

Net assets end of year	$189,763	$4	$210,692	$12,767	$72,452	$17,542	$114,331

Contract unit transactions
Units outstanding at beginning of year	13,092	332	4,435	865	9,513	2,000	17,027
Units issued	1,880	368	1,222	388	5,004	44	2,115
Units redeemed	(1,892)	(699)	(1,577)	(256)	(11,738)	(665)	(11,093)
Units outstanding at end of year	13,080	1	4,080	997	2,779	1,379	8,049
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$27,052	$11,250	$44,538	$4,312	$102,895	$876	$28,932
Proceeds from sales	$29,723	$21,627	$67,134	$2,855	$210,539	$6,312	$155,840

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/Mellon Equity Income Fund - Class A	JNL/Mellon Financial Sector Fund - Class A	JNL/Mellon Healthcare Sector Fund - Class A	JNL/Mellon Index 5 Fund - Class A	JNL/Mellon Industrials Sector Fund - Class A	JNL/Mellon Information Technology Sector Fund - Class A	JNL/Mellon International Index Fund - Class A
Operations
Net investment income (loss)	$—	$(503)	$(3,806)	$(1,329)	$(125)	$(6,276)	$3,395
Net realized gain (loss) on investments	—	178	36,960	780	(10)	57,947	1,139
Net change in unrealized appreciation
(depreciation) on investments	—	(967)	2,845	10,371	1,171	101,095	6,052
Net change in net assets
from operations	—	(1,292)	35,999	9,822	1,036	152,766	10,586

Contract transactions
Purchase payments	—	—	—	—	—	10,000	—
Surrenders and terminations	—	(1,269)	(83,087)	—	—	(55,316)	(5,817)
Transfers between Investment Divisions	—	4,288	(151)	89	14,217	112,365	4,445
Contract owner charges	—	(71)	(398)	(903)	—	(473)	(202)
Net change in net assets
from contract transactions	—	2,948	(83,636)	(814)	14,217	66,576	(1,574)

Net change in net assets	—	1,656	(47,637)	9,008	15,253	219,342	9,012

Net assets beginning of year	—	41,243	258,721	93,702	—	359,939	172,951

Net assets end of year	$—	$42,899	$211,084	$102,710	$15,253	$579,281	$181,963

Contract unit transactions
Units outstanding at beginning of year	—	2,384	7,059	5,389	—	8,443	9,752
Units issued	—	949	1,515	5	1,188	3,598	297
Units redeemed	—	(745)	(3,600)	(57)	—	(2,539)	(378)
Units outstanding at end of year	—	2,588	4,974	5,337	1,188	9,502	9,671
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$—	$13,222	$56,128	$89	$14,217	$192,948	$12,158
Proceeds from sales	$—	$10,776	$143,570	$2,232	$125	$132,648	$8,530

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/Mellon Materials Sector Fund - Class A	JNL/Mellon MSCI KLD 400 Social Index Fund - Class A	JNL/Mellon MSCI World Index Fund - Class A	JNL/Mellon Nasdaq® 100 Index Fund - Class A	JNL/Mellon Real Estate Sector Fund - Class A	JNL/Mellon S&P 400 MidCap Index Fund - Class A	JNL/Mellon S&P 500 Index Fund - Class A
Operations
Net investment income (loss)	$(16)	$—	$239	$(7,750)	$(25)	$(3,544)	$(40,572)
Net realized gain (loss) on investments	1	—	397	22,103	(585)	3,549	(89,748)
Net change in unrealized appreciation
(depreciation) on investments	603	—	5,683	146,891	(900)	32,797	173,028
Net change in net assets
from operations	588	—	6,319	161,244	(1,510)	32,802	42,708

Contract transactions
Purchase payments	—	—	10,000	20,000	—	—	13,735
Surrenders and terminations	—	—	(662)	(30,926)	(24)	(21,066)	(129,414)
Transfers between Investment Divisions	4,097	—	953	188,189	(15,175)	12,970	(860,182)
Contract owner charges	—	—	(10)	(155)	—	(208)	(1,308)
Net change in net assets
from contract transactions	4,097	—	10,281	177,108	(15,199)	(8,304)	(977,169)

Net change in net assets	4,685	—	16,600	338,352	(16,709)	24,498	(934,461)

Net assets beginning of year	—	—	43,673	406,189	16,713	257,902	3,757,141

Net assets end of year	$4,685	$—	$60,273	$744,541	$4	$282,400	$2,822,680

Contract unit transactions
Units outstanding at beginning of year	—	—	1,794	12,627	1,394	8,007	128,900
Units issued	388	—	410	11,333	—	892	52,695
Units redeemed	—	—	(30)	(8,081)	(1,393)	(1,022)	(98,133)
Units outstanding at end of year	388	—	2,174	15,879	1	7,877	83,462
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$4,097	$—	$12,116	$418,152	$—	$23,356	$1,434,912
Proceeds from sales	$16	$—	$1,315	$248,794	$15,224	$35,204	$2,452,652

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/Mellon Small Cap Index Fund - Class A	JNL/Mellon Utilities Sector Fund - Class A	JNL/MFS Mid Cap Value Fund - Class A	JNL/Morningstar Wide Moat Index Fund - Class A	JNL/Neuberger Berman Strategic Income Fund - Class A	JNL/PIMCO Income Fund - Class A	JNL/PIMCO Investment Grade Credit Bond Fund - Class A
Operations
Net investment income (loss)	$(9,406)	$(419)	$(9,119)	$(54)	$(6,865)	$(378)	$(1,024)
Net realized gain (loss) on investments	9,192	(1,021)	(9,509)	(2,423)	1,511	12	238
Net change in unrealized appreciation
(depreciation) on investments	65,892	1,399	36,469	(1,094)	28,666	1,217	6,479
Net change in net assets
from operations	65,678	(41)	17,841	(3,571)	23,312	851	5,693

Contract transactions
Purchase payments	—	10,000	—	—	—	—	—
Surrenders and terminations	(48,312)	(828)	(21,405)	—	(38,623)	—	—
Transfers between Investment Divisions	12,867	16,460	(14,991)	(6,908)	(2,454)	4,142	4,267
Contract owner charges	(486)	(82)	(662)	—	—	(9)	(12)
Net change in net assets
from contract transactions	(35,931)	25,550	(37,058)	(6,908)	(41,077)	4,133	4,255

Net change in net assets	29,747	25,509	(19,217)	(10,479)	(17,765)	4,984	9,948

Net assets beginning of year	739,987	14,301	701,260	10,479	484,491	22,126	65,289

Net assets end of year	$769,734	$39,810	$682,043	$—	$466,726	$27,110	$75,237

Contract unit transactions
Units outstanding at beginning of year	26,403	820	29,295	856	41,343	2,111	4,805
Units issued	1,666	3,195	3,451	397	901	397	422
Units redeemed	(2,909)	(1,672)	(4,900)	(1,253)	(4,464)	(6)	(135)
Units outstanding at end of year	25,160	2,343	27,846	—	37,780	2,502	5,092
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$34,944	$51,455	$59,936	$4,907	$10,716	$4,195	$5,997
Proceeds from sales	$80,281	$26,324	$106,113	$11,868	$58,658	$440	$2,767

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/PIMCO Real Return Fund - Class A	JNL/PPM America Floating Rate Income Fund - Class A	JNL/PPM America High Yield Bond Fund - Class A	JNL/PPM America Small Cap Value Fund - Class A	JNL/PPM America Total Return Fund - Class A	JNL/RAFI Fundamental Asia Developed Fund - Class A	JNL/RAFI Fundamental Europe Fund - Class A
Operations
Net investment income (loss)	$(3,521)	$(1,284)	$(8,146)	$(2,768)	$(54)	$(762)	$—
Net realized gain (loss) on investments	(2,722)	79	(2,383)	(94,554)	7	(786)	—
Net change in unrealized appreciation
(depreciation) on investments	28,143	(475)	21,562	(59,129)	328	2,827	—
Net change in net assets
from operations	21,900	(1,680)	11,033	(156,451)	281	1,279	—

Contract transactions
Purchase payments	—	—	—	—	—	—	—
Surrenders and terminations	(21,597)	(2,808)	(47,740)	(10,207)	—	(1,387)	—
Transfers between Investment Divisions	(29,949)	(27,217)	(38,924)	(337,195)	—	—	—
Contract owner charges	(170)	(66)	(718)	(80)	(10)	(33)	—
Net change in net assets
from contract transactions	(51,716)	(30,091)	(87,382)	(347,482)	(10)	(1,420)	—

Net change in net assets	(29,816)	(31,771)	(76,349)	(503,933)	271	(141)	—

Net assets beginning of year	257,810	117,369	614,620	515,245	3,433	57,765	—

Net assets end of year	$227,994	$85,598	$538,271	$11,312	$3,704	$57,624	$—

Contract unit transactions
Units outstanding at beginning of year	18,346	9,722	27,248	24,692	179	2,808	—
Units issued	502	900	1,394	3,368	—	—	—
Units redeemed	(4,072)	(3,501)	(5,595)	(27,490)	(1)	(86)	—
Units outstanding at end of year	14,776	7,121	23,047	570	178	2,722	—
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$7,301	$10,333	$30,089	$41,472	$—	$—	$—
Proceeds from sales	$62,538	$41,709	$125,616	$391,721	$64	$2,182	$—

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/RAFI Fundamental U.S. Small Cap Fund - Class A	JNL/RAFI Multi-Factor U.S. Equity Fund - Class A	JNL/T. Rowe Price Balanced Fund - Class A(a)	JNL/T. Rowe Price Capital Appreciation Fund - Class A	JNL/T. Rowe Price Established Growth Fund - Class A	JNL/T. Rowe Price Mid-Cap Growth Fund - Class A	JNL/T. Rowe Price Short-Term Bond Fund - Class A
Operations
Net investment income (loss)	$(1,596)	$(20,165)	$—	$(4,493)	$(25,782)	$(42,393)	$(3,432)
Net realized gain (loss) on investments	(51,547)	14,446	—	1,054	96,284	246,629	2,948
Net change in unrealized appreciation
(depreciation) on investments	33,063	108,571	—	72,067	465,021	334,384	6,246
Net change in net assets
from operations	(20,080)	102,852	—	68,628	535,523	538,620	5,762

Contract transactions
Purchase payments	—	—	—	20,000	10,000	7,158	—
Surrenders and terminations	(4,897)	(70,261)	—	(3,392)	(74,959)	(152,433)	(8,747)
Transfers between Investment Divisions	(100,678)	(110,264)	—	269,985	47,691	(432,553)	(26,843)
Contract owner charges	(30)	(1,562)	—	(98)	(1,247)	(547)	(570)
Net change in net assets
from contract transactions	(105,605)	(182,087)	—	286,495	(18,515)	(578,375)	(36,160)

Net change in net assets	(125,685)	(79,235)	—	355,123	517,008	(39,755)	(30,398)

Net assets beginning of year	181,986	1,517,264	—	138,821	1,582,457	3,181,388	246,160

Net assets end of year	$56,301	$1,438,029	$—	$493,944	$2,099,465	$3,141,633	$215,762

Contract unit transactions
Units outstanding at beginning of year	11,133	66,724	—	8,004	41,198	51,121	23,721
Units issued	659	781	—	16,931	4,396	1,300	3,328
Units redeemed	(8,574)	(9,113)	—	(249)	(5,125)	(10,944)	(6,744)
Units outstanding at end of year	3,218	58,392	—	24,686	40,469	41,477	20,305
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$10,809	$15,928	$—	$290,849	$189,329	$85,096	$34,077
Proceeds from sales	$118,011	$218,179	$—	$8,847	$233,626	$705,865	$73,670

(a)

The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 27, 2020. The Statement of Changes in Net Assets is from April 27, 2020 through December 31, 2020.

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/T. Rowe Price U.S. High Yield Fund - Class A	JNL/T. Rowe Price Value Fund - Class A	JNL/Vanguard Capital Growth Fund - Class A	JNL/Vanguard Equity Income Fund - Class A	JNL/Vanguard Global Bond Market Index Fund - Class A	JNL/Vanguard Growth ETF Allocation Fund - Class A	JNL/Vanguard International Fund - Class A
Operations
Net investment income (loss)	$—	$(8,133)	$(831)	$(859)	$—	$—	$(624)
Net realized gain (loss) on investments	—	(3,019)	520	1,229	—	—	758
Net change in unrealized appreciation
(depreciation) on investments	—	70,463	22,845	17,465	—	—	29,636
Net change in net assets
from operations	—	59,311	22,534	17,835	—	—	29,770

Contract transactions
Purchase payments	—	—	—	—	—	—	—
Surrenders and terminations	—	(8,376)	—	—	—	—	—
Transfers between Investment Divisions	—	176,777	75,036	52,104	—	—	55,107
Contract owner charges	—	(265)	—	—	—	—	(10)
Net change in net assets
from contract transactions	—	168,136	75,036	52,104	—	—	55,097

Net change in net assets	—	227,447	97,570	69,939	—	—	84,867

Net assets beginning of year	—	494,536	—	35,408	—	—	1,882

Net assets end of year	$—	$721,983	$97,570	$105,347	$—	$—	$86,749

Contract unit transactions
Units outstanding at beginning of year	—	16,887	—	2,966	—	—	166
Units issued	—	11,816	7,474	8,733	—	—	4,963
Units redeemed	—	(6,007)	(902)	(2,966)	—	—	(166)
Units outstanding at end of year	—	22,696	6,572	8,733	—	—	4,963
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$—	$313,203	$85,643	$87,392	$—	$—	$57,565
Proceeds from sales	$—	$153,200	$11,439	$36,148	$—	$—	$3,092

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/Vanguard International Stock Market Index Fund - Class A	JNL/Vanguard Moderate ETF Allocation Fund - Class A	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A	JNL/Vanguard Small Company Growth Fund - Class A	JNL/Vanguard U.S. Stock Market Index Fund - Class A	JNL/WCM Focused International Equity Fund - Class A	JNL/Westchester Capital Event Driven Fund - Class A
Operations
Net investment income (loss)	$—	$—	$—	$(109)	$(1,001)	$(4)	$—
Net realized gain (loss) on investments	—	—	—	(3)	(57,375)	2,067	—
Net change in unrealized appreciation
(depreciation) on investments	—	—	—	1,689	(35,292)	(2,002)	—
Net change in net assets
from operations	—	—	—	1,577	(93,668)	61	—

Contract transactions
Purchase payments	—	—	—	—	—	—	—
Surrenders and terminations	—	—	—	—	—	—	—
Transfers between Investment Divisions	—	—	—	—	(175,025)	(36,210)	—
Contract owner charges	—	—	—	—	—	—	—
Net change in net assets
from contract transactions	—	—	—	—	(175,025)	(36,210)	—

Net change in net assets	—	—	—	1,577	(268,693)	(36,149)	—

Net assets beginning of year	—	—	—	7,672	268,693	36,149	—

Net assets end of year	$—	$—	$—	$9,249	$—	$—	$—

Contract unit transactions
Units outstanding at beginning of year	—	—	—	630	21,170	2,190	—
Units issued	—	—	—	—	7,781	—	—
Units redeemed	—	—	—	—	(28,951)	(2,190)	—
Units outstanding at end of year	—	—	—	630	—	—	—
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$—	$—	$—	$—	$100,000	$—	$—
Proceeds from sales	$—	$—	$—	$109	$276,025	$36,213	$—

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/WMC Balanced Fund - Class A	JNL/WMC Government Money Market Fund - Class A	JNL/WMC Value Fund - Class A	JNL Institutional Alt 25 Fund - Class A(a)	JNL Institutional Alt 50 Fund - Class A(a)	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class A(a)	JNL/FAMCO Flex Core Covered Call Fund - Class A(a)
Operations
Net investment income (loss)	$(37,622)	$(25,933)	$(1,302)	$(28)	$(98)	$—	$—
Net realized gain (loss) on investments	91,758	—	(1,587)	2	(118)	—	—
Net change in unrealized appreciation
(depreciation) on investments	102,077	—	(2,437)	(836)	(2,467)	—	—
Net change in net assets
from operations	156,213	(25,933)	(5,326)	(862)	(2,683)	—	—

Contract transactions
Purchase payments	21,475	1,643	—	—	—	—	—
Surrenders and terminations	(310,253)	(165,993)	(6,207)	—	(101)	—	—
Transfers between Investment Divisions	(32,289)	1,036,016	918	(5,590)	(19,486)	—	—
Contract owner charges	(589)	(688)	(29)	—	(5)	—	—
Net change in net assets
from contract transactions	(321,656)	870,978	(5,318)	(5,590)	(19,592)	—	—

Net change in net assets	(165,443)	845,045	(10,644)	(6,452)	(22,275)	—	—

Net assets beginning of year	2,822,522	948,874	99,330	6,452	22,275	—	—

Net assets end of year	$2,657,079	$1,793,919	$88,686	$—	$—	$—	$—

Contract unit transactions
Units outstanding at beginning of year	111,209	91,533	3,398	320	1,158	—	—
Units issued	2,497	377,071	605	—	—	—	—
Units redeemed	(15,602)	(293,306)	(970)	(320)	(1,158)	—	—
Units outstanding at end of year	98,104	175,298	3,033	—	—	—	—
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$63,681	$3,905,249	$16,622	$—	$—	$—	$—
Proceeds from sales	$422,959	$3,060,205	$23,242	$5,617	$19,691	$—	$—

(a)	The period is from January 1, 2020 through April 24, 2020, the date the Fund was acquired. See Note 1. in the Notes to Financial Statements.

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/FPA + DoubleLine Flexible Allocation Fund - Class A(a)	JNL/Franklin Templeton Global Fund - Class A(a)	JNL/Goldman Sachs Emerging Markets Debt Fund - Class A(a)	JNL/Invesco China-India Fund - Class A(a)	JNL/Mellon S&P 1500 Growth Index Fund - Class A(a)	JNL/Mellon S&P 1500 Value Index Fund - Class A(a)	JNL/Neuberger Berman Currency Fund - Class A(a)
Operations
Net investment income (loss)	$(851)	$(1,513)	$(30)	$(276)	$(427)	$—	$—
Net realized gain (loss) on investments	(6,765)	(37,429)	(1,260)	(3,876)	(9,440)	—	—
Net change in unrealized appreciation
(depreciation) on investments	(22,158)	(32,677)	308	(7,939)	(18,740)	—	—
Net change in net assets
from operations	(29,774)	(71,619)	(982)	(12,091)	(28,607)	—	—

Contract transactions
Purchase payments	—	—	—	—	—	—	—
Surrenders and terminations	(1,598)	(3,319)	(514)	(12)	—	—	—
Transfers between Investment Divisions	(163,700)	(293,604)	(5,642)	(51,843)	(98,145)	—	—
Contract owner charges	—	(27)	—	—	—	—	—
Net change in net assets
from contract transactions	(165,298)	(296,950)	(6,156)	(51,855)	(98,145)	—	—

Net change in net assets	(195,072)	(368,569)	(7,138)	(63,946)	(126,752)	—	—

Net assets beginning of year	195,072	368,569	7,138	63,946	126,752	—	—

Net assets end of year	$—	$—	$—	$—	$—	$—	$—

Contract unit transactions
Units outstanding at beginning of year	13,403	30,887	535	5,051	9,530	—	—
Units issued	—	1	—	294	240	—	—
Units redeemed	(13,403)	(30,888)	(535)	(5,345)	(9,770)	—	—
Units outstanding at end of year	—	—	—	—	—	—	—
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$14	$15	$—	$3,771	$3,225	$—	$—
Proceeds from sales	$166,164	$298,479	$6,186	$55,902	$101,797	$—	$—

(a)	The period is from January 1, 2020 through April 24, 2020, the date the Fund was acquired. See Note 1. in the Notes to Financial Statements.

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/Nicholas Convertible Arbitrage Fund - Class A(a)	JNL/PPM America Mid Cap Value Fund - Class A(a)	JNL/PPM America Value Equity Fund - Class A(a)	JNL/S&P Mid 3 Fund - Class A(a)	JNL/The London Company Focused U.S. Equity Fund - Class A(a)
Operations
Net investment income (loss)	$—	$(235)	$(3,755)	$—	$—
Net realized gain (loss) on investments	—	(16,531)	4,434	—	—
Net change in unrealized appreciation
(depreciation) on investments	—	(3,766)	(264,138)	—	—
Net change in net assets
from operations	—	(20,532)	(263,459)	—	—

Contract transactions
Purchase payments	—	—	—	—	—
Surrenders and terminations	—	(39)	(14,537)	—	—
Transfers between Investment Divisions	—	(39,734)	(826,867)	—	—
Contract owner charges	—	(17)	(97)	—	—
Net change in net assets
from contract transactions	—	(39,790)	(841,501)	—	—

Net change in net assets	—	(60,322)	(1,104,960)	—	—

Net assets beginning of year	—	60,322	1,104,960	—	—

Net assets end of year	$—	$—	$—	$—	$—

Contract unit transactions
Units outstanding at beginning of year	—	3,134	60,100	—	—
Units issued	—	143	294	—	—
Units redeemed	—	(3,277)	(60,394)	—	—
Units outstanding at end of year	—	—	—	—	—
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$—	$1,441	$4,120	$—	$—
Proceeds from sales	$—	$41,467	$849,376	$—	$—

(a)	The period is from January 1, 2020 through April 24, 2020, the date the Fund was acquired. See Note 1. in the Notes to Financial Statements.

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2019

	JNL Aggressive Growth Allocation Fund - Class A	JNL Conservative Allocation Fund - Class A	JNL Growth Allocation Fund - Class A	JNL iShares Tactical Growth Fund - Class A	JNL iShares Tactical Moderate Fund - Class A	JNL iShares Tactical Moderate Growth Fund - Class A	JNL Moderate Allocation Fund - Class A
Operations
Net investment income (loss)	$—	$(459)	$(2,319)	$—	$—	$—	$—
Net realized gain (loss) on investments	—	56	689	—	—	—	—
Net change in unrealized appreciation
(depreciation) on investments	—	2,225	31,524	—	—	—	—
Net change in net assets
from operations	—	1,822	29,894	—	—	—	—

Contract transactions
Purchase payments	—	2,999	—	—	—	—	—
Surrenders and terminations	—	(1,229)	—	—	—	—	—
Transfers between Investment Divisions	—	47,986	—	—	—	—	—
Contract owner charges	—	(50)	—	—	—	—	—
Net change in net assets
from contract transactions	—	49,706	—	—	—	—	—

Net change in net assets	—	51,528	29,894	—	—	—	—

Net assets beginning of year	—	6,912	136,873	—	—	—	—

Net assets end of year	$—	$58,440	$166,767	$—	$—	$—	$—

Contract unit transactions
Units outstanding at beginning of year	—	637	10,197	—	—	—	—
Units issued	—	4,337	—	—	—	—	—
Units redeemed	—	(112)	—	—	—	—	—
Units outstanding at end of year	—	4,862	10,197	—	—	—	—

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2019

	JNL Moderate Growth Allocation Fund - Class A	JNL Multi-Manager Emerging Markets Equity Fund - Class A	JNL Multi-Manager Mid Cap Fund - Class A	JNL Multi-Manager Small Cap Growth Fund - Class A	JNL Multi-Manager Small Cap Value Fund - Class A	JNL/American Funds Balanced Fund - Class A
Operations
Net investment income (loss)	$(150)	$97	$(134)	$(2,932)	$(1,417)	$(4,708)
Net realized gain (loss) on investments	30	(93)	401	12,465	83	2,561
Net change in unrealized appreciation
(depreciation) on investments	1,718	5,119	1,964	50,729	22,016	56,945
Net change in net assets
from operations	1,598	5,123	2,231	60,262	20,682	54,798

Contract transactions
Purchase payments	—	—	—	—	—	—
Surrenders and terminations	—	(9,865)	(134)	(9,178)	(1,405)	(5,940)
Transfers between Investment Divisions	—	(5,624)	(2,975)	(60,897)	59,157	(25,523)
Contract owner charges	—	(55)	(50)	(198)	(27)	(282)
Net change in net assets
from contract transactions	—	(15,544)	(3,159)	(70,273)	57,725	(31,745)

Net change in net assets	1,598	(10,421)	(928)	(10,011)	78,407	23,053

Net assets beginning of year	9,003	38,755	8,813	186,739	66,724	307,136

Net assets end of year	$10,601	$28,334	$7,885	$176,728	$145,131	$330,189

Contract unit transactions
Units outstanding at beginning of year	655	3,221	781	6,901	3,855	19,108
Units issued	—	613	—	90	3,015	4
Units redeemed	—	(1,807)	(230)	(2,085)	(75)	(1,847)
Units outstanding at end of year	655	2,027	551	4,906	6,795	17,265

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2019

	JNL/American Funds Blue Chip Income and Growth Fund - Class A	JNL/American Funds Capital Income Builder Fund - Class A	JNL/American Funds Capital World Bond Fund - Class A	JNL/American Funds Global Growth Fund - Class A	JNL/American Funds Global Small Capitalization Fund - Class A	JNL/American Funds Growth Allocation Fund - Class A	JNL/American Funds Growth Fund - Class A
Operations
Net investment income (loss)	$(5,228)	$(93)	$(33)	$(30)	$(917)	$(3,360)	$(544)
Net realized gain (loss) on investments	16,054	2	5	2	6,814	1,702	1,956
Net change in unrealized appreciation
(depreciation) on investments	12,385	1,906	164	724	13,722	44,783	3,637
Net change in net assets
from operations	23,211	1,815	136	696	19,619	43,125	5,049

Contract transactions
Purchase payments	—	—	—	—	—	—	—
Surrenders and terminations	(975)	(15)	(2,086)	(60)	(555)	(13,245)	(1,335)
Transfers between Investment Divisions	28,188	66,132	—	47,832	(79,892)	(311)	1,883
Contract owner charges	(38)	—	(20)	—	(12)	—	(84)
Net change in net assets
from contract transactions	27,175	66,117	(2,106)	47,772	(80,459)	(13,556)	464

Net change in net assets	50,386	67,932	(1,970)	48,468	(60,840)	29,569	5,513

Net assets beginning of year	120,010	—	3,979	—	96,225	205,275	15,375

Net assets end of year	$170,396	$67,932	$2,009	$48,468	$35,385	$234,844	$20,888

Contract unit transactions
Units outstanding at beginning of year	6,351	—	391	—	6,975	14,038	774
Units issued	22,093	6,278	—	2,765	1,599	3	4,592
Units redeemed	(20,876)	(1)	(204)	(3)	(6,587)	(826)	(4,547)
Units outstanding at end of year	7,568	6,277	187	2,762	1,987	13,215	819

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2019

	JNL/American Funds Growth-Income Fund - Class A	JNL/American Funds International Fund - Class A	JNL/American Funds Moderate Growth Allocation Fund - Class A	JNL/American Funds New World Fund - Class A	JNL/AQR Large Cap Defensive Style Fund - Class A(a)	JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class A	JNL/AQR Managed Futures Strategy Fund - Class A
Operations
Net investment income (loss)	$(3,685)	$(3,728)	$(4,276)	$(3,523)	$—	$(240)	$—
Net realized gain (loss) on investments	18,732	1,842	3,888	4,141	—	25	—
Net change in unrealized appreciation
(depreciation) on investments	34,535	48,287	43,992	55,274	—	3,556	—
Net change in net assets
from operations	49,582	46,401	43,604	55,892	—	3,341	—

Contract transactions
Purchase payments	3,000	—	—	—	—	—	—
Surrenders and terminations	(11,121)	(7,474)	(12,669)	(13,455)	—	—	—
Transfers between Investment Divisions	107,953	50,271	(4,492)	35,733	—	1,236	—
Contract owner charges	(159)	(21)	—	(10)	—	—	—
Net change in net assets
from contract transactions	99,673	42,776	(17,161)	22,268	—	1,236	—

Net change in net assets	149,255	89,177	26,443	78,160	—	4,577	—

Net assets beginning of year	202,461	218,096	263,157	207,116	—	13,254	—

Net assets end of year	$351,716	$307,273	$289,600	$285,276	$—	$17,831	$—

Contract unit transactions
Units outstanding at beginning of year	9,856	17,366	19,626	18,169	—	935	—
Units issued	6,985	3,529	—	4,115	—	79	—
Units redeemed	(2,988)	(612)	(1,117)	(2,543)	—	—	—
Units outstanding at end of year	13,853	20,283	18,509	19,741	—	1,014	—

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on June 24, 2019.

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2019

	JNL/BlackRock Advantage International Fund - Class A(a)	JNL/BlackRock Global Allocation Fund - Class A	JNL/BlackRock Global Natural Resources Fund - Class A	JNL/BlackRock Large Cap Select Growth Fund - Class A	JNL/Boston Partners Global Long Short Equity Fund - Class A	JNL/Causeway International Value Select Fund - Class A	JNL/ClearBridge Large Cap Growth Fund - Class A
Operations
Net investment income (loss)	$—	$(2,092)	$(1,366)	$(29,069)	$—	$4,893	$(148)
Net realized gain (loss) on investments	—	950	(577)	173,370	—	14,050	1,000
Net change in unrealized appreciation
(depreciation) on investments	—	21,313	12,914	351,348	—	35,988	1,923
Net change in net assets
from operations	—	20,171	10,971	495,649	—	54,931	2,775

Contract transactions
Purchase payments	—	—	—	21,669	—	20,145	—
Surrenders and terminations	—	(10,264)	(1,509)	(182,860)	—	(35,976)	(675)
Transfers between Investment Divisions	—	1,092	3,024	8,734	—	2,043	(706)
Contract owner charges	—	(9)	(37)	(2,007)	—	(66)	(43)
Net change in net assets
from contract transactions	—	(9,181)	1,478	(154,464)	—	(13,854)	(1,424)

Net change in net assets	—	10,990	12,449	341,185	—	41,077	1,351

Net assets beginning of year	—	129,182	83,069	1,652,453	—	323,654	7,773

Net assets end of year	$—	$140,172	$95,518	$1,993,638	$—	$364,731	$9,124

Contract unit transactions
Units outstanding at beginning of year	—	10,669	12,249	56,802	—	26,938	731
Units issued	—	155	422	9,863	—	2,642	817
Units redeemed	—	(810)	(215)	(14,070)	—	(3,679)	(886)
Units outstanding at end of year	—	10,014	12,456	52,595	—	25,901	662

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on June 24, 2019.

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2019

	JNL/DFA Growth Allocation Fund - Class A	JNL/DFA International Core Equity Fund - Class A(a)	JNL/DFA Moderate Growth Allocation Fund - Class A	JNL/DFA U.S. Core Equity Fund - Class A	JNL/DFA U.S. Small Cap Fund - Class A	JNL/DoubleLine Core Fixed Income Fund - Class A	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A
Operations
Net investment income (loss)	$—	$—	$—	$(5,279)	$(12)	$23,788	$—
Net realized gain (loss) on investments	—	—	—	69,386	1,555	27,354	—
Net change in unrealized appreciation
(depreciation) on investments	—	—	—	20,825	335	80,585	—
Net change in net assets
from operations	—	—	—	84,932	1,878	131,727	—

Contract transactions
Purchase payments	—	—	—	217,500	—	—	—
Surrenders and terminations	—	—	—	(57,770)	(13)	(258,550)	—
Transfers between Investment Divisions	—	—	—	(182,318)	19,293	27,389	—
Contract owner charges	—	—	—	(287)	(4)	(1,746)	—
Net change in net assets
from contract transactions	—	—	—	(22,875)	19,276	(232,907)	—

Net change in net assets	—	—	—	62,057	21,154	(101,180)	—

Net assets beginning of year	—	—	—	324,417	—	2,195,623	—

Net assets end of year	$—	$—	$—	$386,474	$21,154	$2,094,443	$—

Contract unit transactions
Units outstanding at beginning of year	—	—	—	16,860	—	108,785	—
Units issued	—	—	—	15,505	1,145	26,824	—
Units redeemed	—	—	—	(16,626)	(1)	(38,007)	—
Units outstanding at end of year	—	—	—	15,739	1,144	97,602	—

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on June 24, 2019.

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2019

	JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	JNL/DoubleLine Total Return Fund - Class A	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A	JNL/First State Global Infrastructure Fund - Class A	JNL/Franklin Templeton Global Multisector Bond Fund - Class A	JNL/Franklin Templeton Growth Allocation Fund - Class A	JNL/Franklin Templeton Income Fund - Class A
Operations
Net investment income (loss)	$(433)	$(2,038)	$951	$(2,584)	$9,581	$(6,448)	$(9,763)
Net realized gain (loss) on investments	514	401	604	1,507	(839)	5,176	4,083
Net change in unrealized appreciation
(depreciation) on investments	7,662	7,108	33,622	37,822	(9,242)	63,922	92,061
Net change in net assets
from operations	7,743	5,471	35,177	36,745	(500)	62,650	86,381

Contract transactions
Purchase payments	—	—	251	—	—	—	—
Surrenders and terminations	(629)	(15,861)	(44,184)	(9,599)	(2,996)	(11,483)	(31,497)
Transfers between Investment Divisions	29	—	9,597	12,282	(8,678)	6,872	4,495
Contract owner charges	(42)	(639)	(260)	(478)	(66)	(243)	(118)
Net change in net assets
from contract transactions	(642)	(16,500)	(34,596)	2,205	(11,740)	(4,854)	(27,120)

Net change in net assets	7,101	(11,029)	581	38,950	(12,240)	57,796	59,261

Net assets beginning of year	21,533	139,434	468,332	135,706	130,951	395,020	609,411

Net assets end of year	$28,634	$128,405	$468,913	$174,656	$118,711	$452,816	$668,672

Contract unit transactions
Units outstanding at beginning of year	1,492	12,506	25,113	9,817	11,470	32,568	41,629
Units issued	2,182	—	784	1,442	279	516	467
Units redeemed	(2,167)	(1,450)	(2,529)	(1,154)	(1,294)	(889)	(2,198)
Units outstanding at end of year	1,507	11,056	23,368	10,105	10,455	32,195	39,898

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2019

	JNL/Franklin Templeton International Small Cap Fund - Class A	JNL/Goldman Sachs 4 Fund - Class A	JNL/Goldman Sachs Competitive Advantage Fund - Class A	JNL/Goldman Sachs Dividend Income & Growth Fund - Class A	JNL/Goldman Sachs International 5 Fund - Class A	JNL/Goldman Sachs Intrinsic Value Fund - Class A	JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A
Operations
Net investment income (loss)	$(393)	$(7,907)	$58	$5,212	$—	$259	$(40,854)
Net realized gain (loss) on investments	526	6,395	13,389	18,456	—	2,524	123,444
Net change in unrealized appreciation
(depreciation) on investments	6,837	110,035	5,685	41,810	—	7,003	511,152
Net change in net assets
from operations	6,970	108,523	19,132	65,478	—	9,786	593,742

Contract transactions
Purchase payments	—	4,184	—	3,000	—	—	5,228
Surrenders and terminations	(7,970)	(16,009)	(3,415)	(8,250)	—	(4,928)	(136,359)
Transfers between Investment Divisions	11,791	2,572	101,787	(73,956)	—	(64,993)	(86,915)
Contract owner charges	(43)	(1,362)	(28)	(208)	—	(13)	(747)
Net change in net assets
from contract transactions	3,778	(10,615)	98,344	(79,414)	—	(69,934)	(218,793)

Net change in net assets	10,748	97,908	117,476	(13,936)	—	(60,148)	374,949

Net assets beginning of year	42,817	471,547	20,909	337,511	—	93,551	2,438,369

Net assets end of year	$53,565	$569,455	$138,385	$323,575	$—	$33,403	$2,813,318

Contract unit transactions
Units outstanding at beginning of year	4,249	22,185	859	15,908	—	4,421	118,030
Units issued	1,035	374	3,728	5,822	—	91	252
Units redeemed	(726)	(810)	(126)	(9,600)	—	(3,190)	(9,251)
Units outstanding at end of year	4,558	21,749	4,461	12,130	—	1,322	109,031

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2019

	JNL/Goldman Sachs Managed Conservative Fund - Class A	JNL/Goldman Sachs Managed Growth Fund - Class A	JNL/Goldman Sachs Managed Moderate Fund - Class A	JNL/Goldman Sachs Managed Moderate Growth Fund - Class A	JNL/Goldman Sachs Total Yield Fund - Class A	JNL/GQG Emerging Markets Equity Fund - Class A	JNL/Harris Oakmark Global Equity Fund - Class A
Operations
Net investment income (loss)	$(8,569)	$(61,226)	$(5,991)	$(42,037)	$554	$—	$90
Net realized gain (loss) on investments	17,537	98,989	29,074	122,337	3,793	—	(7,554)
Net change in unrealized appreciation
(depreciation) on investments	41,099	770,888	28,686	360,981	13,040	—	45,304
Net change in net assets
from operations	50,067	808,651	51,769	441,281	17,387	—	37,840

Contract transactions
Purchase payments	499	35,178	—	—	—	—	—
Surrenders and terminations	(86,344)	(192,015)	(105,022)	(98,132)	(22,300)	—	(10,287)
Transfers between Investment Divisions	46,692	92,448	(21)	82,253	11,597	—	—
Contract owner charges	(458)	(1,189)	(444)	(920)	(12)	—	(208)
Net change in net assets
from contract transactions	(39,611)	(65,578)	(105,487)	(16,799)	(10,715)	—	(10,495)

Net change in net assets	10,456	743,073	(53,718)	424,482	6,672	—	27,345

Net assets beginning of year	551,375	3,585,500	438,951	2,563,699	88,442	—	151,165

Net assets end of year	$561,831	$4,328,573	$385,233	$2,988,181	$95,114	$—	$178,510

Contract unit transactions
Units outstanding at beginning of year	40,300	180,250	28,403	140,952	4,932	—	18,279
Units issued	4,982	5,818	—	13,735	883	—	16,344
Units redeemed	(7,748)	(8,511)	(6,381)	(14,689)	(1,405)	—	(17,457)
Units outstanding at end of year	37,534	177,557	22,022	139,998	4,410	—	17,166

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2019

	JNL/Heitman U.S. Focused Real Estate Fund - Class A	JNL/Invesco Diversified Dividend Fund - Class A	JNL/Invesco Global Growth Fund - Class A	JNL/Invesco Global Real Estate Fund - Class A	JNL/Invesco International Growth Fund - Class A	JNL/Invesco Small Cap Growth Fund - Class A	JNL/JPMorgan Global Allocation Fund - Class A(a)
Operations
Net investment income (loss)	$(7)	$95	$(12,999)	$(2,520)	$634	$(5,855)	$—
Net realized gain (loss) on investments	(1)	53	201,693	555	29,617	23,637	—
Net change in unrealized appreciation
(depreciation) on investments	7	698	181,237	32,789	46,088	59,894	—
Net change in net assets
from operations	(1)	846	369,931	30,824	76,339	77,676	—

Contract transactions
Purchase payments	—	3,000	12,396	277	4,184	167	—
Surrenders and terminations	(48)	—	(128,751)	(9,733)	(38,497)	(16,295)	—
Transfers between Investment Divisions	8,161	5,299	(154,443)	3,806	(1,179)	(8,352)	—
Contract owner charges	—	(12)	(1,534)	(114)	(133)	(334)	—
Net change in net assets
from contract transactions	8,113	8,287	(272,332)	(5,764)	(35,625)	(24,814)	—

Net change in net assets	8,112	9,133	97,599	25,060	40,714	52,862	—

Net assets beginning of year	—	—	1,393,758	151,949	303,585	337,179	—

Net assets end of year	$8,112	$9,133	$1,491,357	$177,009	$344,299	$390,041	$—

Contract unit transactions
Units outstanding at beginning of year	—	—	62,191	9,682	21,815	11,700	—
Units issued	708	798	4,632	520	4,350	1,601	—
Units redeemed	(4)	(1)	(15,327)	(857)	(6,564)	(2,258)	—
Units outstanding at end of year	704	797	51,496	9,345	19,601	11,043	—

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on June 24, 2019.

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2019

	JNL/JPMorgan Growth & Income Fund - Class A	JNL/JPMorgan Hedged Equity Fund - Class A	JNL/JPMorgan MidCap Growth Fund - Class A	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	JNL/Lazard International Strategic Equity Fund - Class A
Operations
Net investment income (loss)	$(6,985)	$—	$(4,108)	$(1,247)	$—
Net realized gain (loss) on investments	3,882	—	36,610	43	—
Net change in unrealized appreciation
(depreciation) on investments	91,223	—	50,389	5,166	—
Net change in net assets
from operations	88,120	—	82,891	3,962	—

Contract transactions
Purchase payments	—	—	72,501	—	—
Surrenders and terminations	(15,362)	—	(3,764)	(2,943)	—
Transfers between Investment Divisions	(3,904)	—	(73,620)	(766)	—
Contract owner charges	(654)	—	(278)	(66)	—
Net change in net assets
from contract transactions	(19,920)	—	(5,161)	(3,775)	—

Net change in net assets	68,200	—	77,730	187	—

Net assets beginning of year	422,176	—	206,100	82,169	—

Net assets end of year	$490,376	$—	$283,830	$82,356	$—

Contract unit transactions
Units outstanding at beginning of year	34,087	—	7,791	6,051	—
Units issued	35	—	5,592	56	—
Units redeemed	(1,447)	—	(5,599)	(324)	—
Units outstanding at end of year	32,675	—	7,784	5,783	—

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2019

	JNL/Mellon Bond Index Fund - Class A	JNL/Mellon Communication Services Sector Fund - Class A	JNL/Mellon Consumer Discretionary Sector Fund - Class A	JNL/Mellon Consumer Staples Sector Fund - Class A	JNL/Mellon Dow Index Fund - Class A	JNL/Mellon Emerging Markets Index Fund - Class A	JNL/Mellon Energy Sector Fund - Class A
Operations
Net investment income (loss)	$1,325	$(140)	$(2,378)	$(135)	$(2,445)	$43	$(5,924)
Net realized gain (loss) on investments	547	42	3,610	19	1,216	(734)	(32,492)
Net change in unrealized appreciation
(depreciation) on investments	9,552	2,076	31,878	1,993	21,652	4,225	64,792
Net change in net assets
from operations	11,424	1,978	33,110	1,877	20,423	3,534	26,376

Contract transactions
Purchase payments	—	—	—	—	—	—	2,315
Surrenders and terminations	(16,197)	(130)	(9,019)	(125)	(1,227)	(13,113)	(21,691)
Transfers between Investment Divisions	(1,609)	471	12,158	1,133	193,402	1,061	(21,196)
Contract owner charges	(697)	—	(78)	—	(89)	(14)	(299)
Net change in net assets
from contract transactions	(18,503)	341	3,061	1,008	192,086	(12,066)	(40,871)

Net change in net assets	(7,079)	2,319	36,171	2,885	212,509	(8,532)	(14,495)

Net assets beginning of year	187,180	7,824	122,011	7,307	18,621	30,598	385,149

Net assets end of year	$180,101	$10,143	$158,182	$10,192	$231,130	$22,066	$370,654

Contract unit transactions
Units outstanding at beginning of year	14,481	319	4,266	771	940	3,220	18,928
Units issued	33	23	888	106	9,863	161	4,100
Units redeemed	(1,422)	(10)	(719)	(12)	(1,290)	(1,381)	(6,001)
Units outstanding at end of year	13,092	332	4,435	865	9,513	2,000	17,027

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2019

	JNL/Mellon Equity Income Fund - Class A	JNL/Mellon Financial Sector Fund - Class A	JNL/Mellon Healthcare Sector Fund - Class A	JNL/Mellon Index 5 Fund - Class A	JNL/Mellon Industrials Sector Fund - Class A	JNL/Mellon Information Technology Sector Fund - Class A	JNL/Mellon International Index Fund - Class A
Operations
Net investment income (loss)	$—	$(636)	$(3,677)	$(1,255)	$—	$(5,042)	$2,520
Net realized gain (loss) on investments	(13)	1,861	5,757	811	—	37,252	2,103
Net change in unrealized appreciation
(depreciation) on investments	24	9,649	42,087	14,880	—	92,693	31,126
Net change in net assets
from operations	11	10,874	44,167	14,436	—	124,903	35,749

Contract transactions
Purchase payments	—	2,092	169	—	—	2,176	4,185
Surrenders and terminations	(209)	(6,119)	(16,759)	—	—	(51,723)	(20,401)
Transfers between Investment Divisions	3	(7,981)	(3,710)	9,338	—	4,883	(44,091)
Contract owner charges	—	(123)	(459)	(987)	—	(515)	(283)
Net change in net assets
from contract transactions	(206)	(12,131)	(20,759)	8,351	—	(45,179)	(60,590)

Net change in net assets	(195)	(1,257)	23,408	22,787	—	79,724	(24,841)

Net assets beginning of year	195	42,500	235,313	70,915	—	280,215	197,792

Net assets end of year	$—	$41,243	$258,721	$93,702	$—	$359,939	$172,951

Contract unit transactions
Units outstanding at beginning of year	10	3,174	7,681	4,876	—	9,563	13,289
Units issued	—	566	346	573	—	1,301	387
Units redeemed	(10)	(1,356)	(968)	(60)	—	(2,421)	(3,924)
Units outstanding at end of year	—	2,384	7,059	5,389	—	8,443	9,752

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2019

	JNL/Mellon Materials Sector Fund - Class A	JNL/Mellon MSCI KLD 400 Social Index Fund - Class A	JNL/Mellon MSCI World Index Fund - Class A	JNL/Mellon Nasdaq® 100 Index Fund - Class A	JNL/Mellon Real Estate Sector Fund - Class A	JNL/Mellon S&P 400 MidCap Index Fund - Class A	JNL/Mellon S&P 500 Index Fund - Class A
Operations
Net investment income (loss)	$—	$—	$115	$(4,949)	$(163)	$(4,355)	$717
Net realized gain (loss) on investments	—	—	243	7,906	771	11,544	333,212
Net change in unrealized appreciation
(depreciation) on investments	—	—	5,929	89,089	900	44,895	345,580
Net change in net assets
from operations	—	—	6,287	92,046	1,508	52,084	679,509

Contract transactions
Purchase payments	—	—	—	4,183	—	—	30,032
Surrenders and terminations	—	—	(47)	(12,060)	(58)	(29,752)	(127,784)
Transfers between Investment Divisions	—	—	37,439	153,191	15,263	(41,280)	1,707,591
Contract owner charges	—	—	(6)	(154)	—	(298)	(1,584)
Net change in net assets
from contract transactions	—	—	37,386	145,160	15,205	(71,330)	1,608,255

Net change in net assets	—	—	43,673	237,206	16,713	(19,246)	2,287,764

Net assets beginning of year	—	—	—	168,983	—	277,148	1,469,377

Net assets end of year	$—	$—	$43,673	$406,189	$16,713	$257,902	$3,757,141

Contract unit transactions
Units outstanding at beginning of year	—	—	—	7,171	—	10,620	64,974
Units issued	—	—	1,796	8,173	2,497	4,930	121,208
Units redeemed	—	—	(2)	(2,717)	(1,103)	(7,543)	(57,282)
Units outstanding at end of year	—	—	1,794	12,627	1,394	8,007	128,900

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2019

	JNL/Mellon Small Cap Index Fund - Class A	JNL/Mellon Utilities Sector Fund - Class A	JNL/MFS Mid Cap Value Fund - Class A	JNL/Morningstar Wide Moat Index Fund - Class A	JNL/Neuberger Berman Strategic Income Fund - Class A	JNL/PIMCO Income Fund - Class A	JNL/PIMCO Investment Grade Credit Bond Fund - Class A
Operations
Net investment income (loss)	$(10,843)	$(32)	$(9,688)	$20	$5,208	$278	$605
Net realized gain (loss) on investments	80,297	111	(1,974)	(1,045)	1,060	11	111
Net change in unrealized appreciation
(depreciation) on investments	66,216	640	172,643	2,273	29,312	827	6,342
Net change in net assets
from operations	135,670	719	160,981	1,248	35,580	1,116	7,058

Contract transactions
Purchase payments	15,683	—	—	—	—	—	—
Surrenders and terminations	(85,842)	(115)	(28,134)	—	(39,668)	—	—
Transfers between Investment Divisions	(25,694)	13,697	2,987	(895)	31,405	21,015	47,062
Contract owner charges	(641)	—	(745)	—	—	(5)	(8)
Net change in net assets
from contract transactions	(96,494)	13,582	(25,892)	(895)	(8,263)	21,010	47,054

Net change in net assets	39,176	14,301	135,089	353	27,317	22,126	54,112

Net assets beginning of year	700,811	—	566,171	10,126	457,174	—	11,177

Net assets end of year	$739,987	$14,301	$701,260	$10,479	$484,491	$22,126	$65,289

Contract unit transactions
Units outstanding at beginning of year	30,095	—	30,495	1,098	42,025	—	947
Units issued	11,551	1,268	1,089	856	4,009	2,111	4,002
Units redeemed	(15,243)	(448)	(2,289)	(1,098)	(4,691)	—	(144)
Units outstanding at end of year	26,403	820	29,295	856	41,343	2,111	4,805

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2019

	JNL/PIMCO Real Return Fund - Class A	JNL/PPM America Floating Rate Income Fund - Class A	JNL/PPM America High Yield Bond Fund - Class A	JNL/PPM America Small Cap Value Fund - Class A	JNL/PPM America Total Return Fund - Class A	JNL/RAFI Fundamental Asia Developed Fund - Class A	JNL/RAFI Fundamental Europe Fund - Class A
Operations
Net investment income (loss)	$(5,121)	$(1,747)	$(10,015)	$(7,451)	$(50)	$1,432	$—
Net realized gain (loss) on investments	(14,159)	(789)	220	5,038	2	8,110	—
Net change in unrealized appreciation
(depreciation) on investments	41,947	10,316	84,534	92,711	315	(2,038)	—
Net change in net assets
from operations	22,667	7,780	74,739	90,298	267	7,504	—

Contract transactions
Purchase payments	—	—	—	—	—	252	—
Surrenders and terminations	(13,307)	(6,514)	(76,767)	(27,983)	—	(4,711)	—
Transfers between Investment Divisions	(112,464)	(8,926)	(1,846)	2,152	—	—	—
Contract owner charges	(145)	(80)	(802)	(112)	(9)	(39)	—
Net change in net assets
from contract transactions	(125,916)	(15,520)	(79,415)	(25,943)	(9)	(4,498)	—

Net change in net assets	(103,249)	(7,740)	(4,676)	64,355	258	3,006	—

Net assets beginning of year	361,059	125,109	619,296	450,890	3,175	54,759	—

Net assets end of year	$257,810	$117,369	$614,620	$515,245	$3,433	$57,765	$—

Contract unit transactions
Units outstanding at beginning of year	27,431	11,238	30,994	25,998	180	3,039	—
Units issued	255	1,422	17,394	9,472	—	13	—
Units redeemed	(9,340)	(2,938)	(21,140)	(10,778)	(1)	(244)	—
Units outstanding at end of year	18,346	9,722	27,248	24,692	179	2,808	—

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2019

	JNL/RAFI Fundamental U.S. Small Cap Fund - Class A(a)	JNL/RAFI Multi-Factor U.S. Equity Fund - Class A(b)	JNL/T. Rowe Price Capital Appreciation Fund - Class A	JNL/T. Rowe Price Established Growth Fund - Class A	JNL/T. Rowe Price Mid-Cap Growth Fund - Class A	JNL/T. Rowe Price Short-Term Bond Fund - Class A
Operations
Net investment income (loss)	$(423)	$18,200	$(1,790)	$(22,584)	$(46,457)	$(4,408)
Net realized gain (loss) on investments	(48,878)	245,149	2,977	65,337	207,602	1,606
Net change in unrealized appreciation
(depreciation) on investments	72,907	(11,242)	20,696	336,618	631,050	10,591
Net change in net assets
from operations	23,606	252,107	21,883	379,371	792,195	7,789

Contract transactions
Purchase payments	—	1,949	—	20,287	20,118	—
Surrenders and terminations	(8,807)	(131,771)	(2,749)	(97,235)	(159,281)	(13,505)
Transfers between Investment Divisions	(34,691)	(142,490)	66,688	(67,177)	(228,994)	(99,389)
Contract owner charges	(36)	(2,946)	(20)	(1,353)	(648)	(747)
Net change in net assets
from contract transactions	(43,534)	(275,258)	63,919	(145,478)	(368,805)	(113,641)

Net change in net assets	(19,928)	(23,151)	85,802	233,893	423,390	(105,852)

Net assets beginning of year	201,914	1,540,415	53,019	1,348,564	2,757,998	352,012

Net assets end of year	$181,986	$1,517,264	$138,821	$1,582,457	$3,181,388	$246,160

Contract unit transactions
Units outstanding at beginning of year	13,824	79,708	3,754	45,651	57,401	34,805
Units issued	9,144	53,873	5,868	1,115	5,828	89
Units redeemed	(11,835)	(66,857)	(1,618)	(5,568)	(12,108)	(11,173)
Units outstanding at end of year	11,133	66,724	8,004	41,198	51,121	23,721

(a)

JNL/RAFI Fundamental U.S. Small Cap Fund commenced operations on June 24, 2019. On June 24, 2019, JNL/RAFI Fundamental U.S. Small Cap Fund acquired JNL/Mellon Capital S&P SMid 60 Fund, a separate series of JNL Variable Fund LLC. JNL/Mellon Capital S&P SMid 60 Fund is considered the accounting survivor for financial reporting purposes, and as a result, the Statements of Changes in Net Assets includes the activity for the period January 1, 2019 through June 23, 2019.

(b)

JNL/RAFI Multi-Factor U.S. Equity Fund commenced operations on June 24, 2019. On June 24, 2019, JNL/RAFI Multi-Factor U.S. Equity Fund acquired JNL/Mellon Capital JNL 5 Fund, a separate series of JNL Variable Fund LLC. JNL/Mellon Capital JNL 5 Fund is considered the accounting survivor for financial reporting purposes, and as a result, the Statements of Changes in Net Assets includes the activity for the period January 1, 2019 through June 23, 2019.

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2019

	JNL/T. Rowe Price U.S. High Yield Fund - Class A	JNL/T. Rowe Price Value Fund - Class A	JNL/Vanguard Capital Growth Fund - Class A	JNL/Vanguard Equity Income Fund - Class A	JNL/Vanguard Global Bond Market Index Fund - Class A	JNL/Vanguard Growth ETF Allocation Fund - Class A	JNL/Vanguard International Fund - Class A
Operations
Net investment income (loss)	$—	$(7,298)	$(1)	$(85)	$—	$—	$(24)
Net realized gain (loss) on investments	—	5,393	22	434	—	—	(3)
Net change in unrealized appreciation
(depreciation) on investments	—	105,615	23	1,262	—	—	429
Net change in net assets
from operations	—	103,710	44	1,611	—	—	402

Contract transactions
Purchase payments	—	—	—	—	—	—	—
Surrenders and terminations	—	(25,985)	—	—	—	—	—
Transfers between Investment Divisions	—	(23,840)	(520)	33,797	—	—	116
Contract owner charges	—	(59)	—	—	—	—	(10)
Net change in net assets
from contract transactions	—	(49,884)	(520)	33,797	—	—	106

Net change in net assets	—	53,826	(476)	35,408	—	—	508

Net assets beginning of year	—	440,710	476	—	—	—	1,374

Net assets end of year	$—	$494,536	$—	$35,408	$—	$—	$1,882

Contract unit transactions
Units outstanding at beginning of year	—	18,696	46	—	—	—	156
Units issued	—	309	—	3,589	—	—	11
Units redeemed	—	(2,118)	(46)	(623)	—	—	(1)
Units outstanding at end of year	—	16,887	—	2,966	—	—	166

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2019

	JNL/Vanguard International Stock Market Index Fund - Class A	JNL/Vanguard Moderate ETF Allocation Fund - Class A	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A	JNL/Vanguard Small Company Growth Fund - Class A	JNL/Vanguard U.S. Stock Market Index Fund - Class A	JNL/WCM Focused International Equity Fund - Class A	JNL/Westchester Capital Event Driven Fund - Class A
Operations
Net investment income (loss)	$—	$—	$—	$(108)	$(2,964)	$(69)	$—
Net realized gain (loss) on investments	—	—	—	(2,081)	1,485	2	—
Net change in unrealized appreciation
(depreciation) on investments	—	—	—	3,833	35,318	2,002	—
Net change in net assets
from operations	—	—	—	1,644	33,839	1,935	—

Contract transactions
Purchase payments	—	—	—	—	—	—	—
Surrenders and terminations	—	—	—	—	—	—	—
Transfers between Investment Divisions	—	—	—	(9,116)	234,381	34,214	—
Contract owner charges	—	—	—	—	—	—	—
Net change in net assets
from contract transactions	—	—	—	(9,116)	234,381	34,214	—

Net change in net assets	—	—	—	(7,472)	268,220	36,149	—

Net assets beginning of year	—	—	—	15,144	473	—	—

Net assets end of year	$—	$—	$—	$7,672	$268,693	$36,149	$—

Contract unit transactions
Units outstanding at beginning of year	—	—	—	1,559	48	—	—
Units issued	—	—	—	—	23,251	2,190	—
Units redeemed	—	—	—	(929)	(2,129)	—	—
Units outstanding at end of year	—	—	—	630	21,170	2,190	—

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2019

	JNL/WMC Balanced Fund - Class A	JNL/WMC Government Money Market Fund - Class A	JNL/WMC Value Fund - Class A	JNL Institutional Alt 25 Fund - Class A	JNL Institutional Alt 50 Fund - Class A	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class A	JNL/FAMCO Flex Core Covered Call Fund - Class A
Operations
Net investment income (loss)	$(41,459)	$914	$(1,588)	$(108)	$(334)	$—	$(93)
Net realized gain (loss) on investments	60,981	—	3,091	287	129	—	(811)
Net change in unrealized appreciation
(depreciation) on investments	473,958	—	22,299	1,192	3,014	—	1,981
Net change in net assets
from operations	493,480	914	23,802	1,371	2,809	—	1,077

Contract transactions
Purchase payments	—	1,816	—	—	—	—	—
Surrenders and terminations	(287,348)	(183,831)	(8,480)	(179)	(1,351)	—	(9,981)
Transfers between Investment Divisions	(21,881)	(1,089,500)	(14,691)	(6,233)	(201)	—	—
Contract owner charges	(516)	(727)	(31)	(16)	(25)	—	—
Net change in net assets
from contract transactions	(309,745)	(1,272,242)	(23,202)	(6,428)	(1,577)	—	(9,981)

Net change in net assets	183,735	(1,271,328)	600	(5,057)	1,232	—	(8,904)

Net assets beginning of year	2,638,787	2,220,202	98,730	11,509	21,043	—	8,904

Net assets end of year	$2,822,522	$948,874	$99,330	$6,452	$22,275	$—	$—

Contract unit transactions
Units outstanding at beginning of year	124,400	214,237	4,243	666	1,244	—	686
Units issued	363	202,311	208	—	—	—	—
Units redeemed	(13,554)	(325,015)	(1,053)	(346)	(86)	—	(686)
Units outstanding at end of year	111,209	91,533	3,398	320	1,158	—	—

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2019

	JNL/FPA + DoubleLine Flexible Allocation Fund - Class A	JNL/Franklin Templeton Global Fund - Class A	JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	JNL/Invesco China-India Fund - Class A	JNL/Mellon S&P 1500 Growth Index Fund - Class A	JNL/Mellon S&P 1500 Value Index Fund - Class A	JNL/Neuberger Berman Currency Fund - Class A
Operations
Net investment income (loss)	$(2,815)	$(5,213)	$(153)	$(552)	$(1,466)	$(308)	$—
Net realized gain (loss) on investments	533	510	(3,138)	4,423	84	(776)	—
Net change in unrealized appreciation
(depreciation) on investments	34,459	45,935	4,947	1,549	18,871	142	—
Net change in net assets
from operations	32,177	41,232	1,656	5,420	17,489	(942)	—

Contract transactions
Purchase payments	—	—	—	—	—	—	—
Surrenders and terminations	(6,926)	(11,928)	(411)	(4)	—	—	—
Transfers between Investment Divisions	(61)	21,309	(23,253)	1,416	99,669	(1,332)	—
Contract owner charges	(40)	(109)	(19)	—	—	—	—
Net change in net assets
from contract transactions	(7,027)	9,272	(23,683)	1,412	99,669	(1,332)	—

Net change in net assets	25,150	50,504	(22,027)	6,832	117,158	(2,274)	—

Net assets beginning of year	169,922	318,065	29,165	57,114	9,594	2,274	—

Net assets end of year	$195,072	$368,569	$7,138	$63,946	$126,752	$—	$—

Contract unit transactions
Units outstanding at beginning of year	13,914	30,070	2,438	5,107	922	241	—
Units issued	—	2,012	—	1,744	9,530	8,948	—
Units redeemed	(511)	(1,195)	(1,903)	(1,800)	(922)	(9,189)	—
Units outstanding at end of year	13,403	30,887	535	5,051	9,530	—	—

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2019

	JNL/Nicholas Convertible Arbitrage Fund - Class A	JNL/PPM America Mid Cap Value Fund - Class A	JNL/PPM America Value Equity Fund - Class A	JNL/S&P Mid 3 Fund - Class A	JNL/The London Company Focused U.S. Equity Fund - Class A
Operations
Net investment income (loss)	$—	$(384)	$(12,779)	$—	$—
Net realized gain (loss) on investments	—	(570)	51,176	—	—
Net change in unrealized appreciation
(depreciation) on investments	—	5,874	108,305	—	—
Net change in net assets
from operations	—	4,920	146,702	—	—

Contract transactions
Purchase payments	—	—	27,939	—	—
Surrenders and terminations	—	(19)	(76,740)	—	—
Transfers between Investment Divisions	—	47,310	375,641	—	—
Contract owner charges	—	(75)	(619)	—	—
Net change in net assets
from contract transactions	—	47,216	326,221	—	—

Net change in net assets	—	52,136	472,923	—	—

Net assets beginning of year	—	8,186	632,037	—	—

Net assets end of year	$—	$60,322	$1,104,960	$—	$—

Contract unit transactions
Units outstanding at beginning of year	—	498	41,248	—	—
Units issued	—	2,971	29,351	—	—
Units redeemed	—	(335)	(10,499)	—	—
Units outstanding at end of year	—	3,134	60,100	—	—

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2020
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total		Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†		Expenses(%)^
JNL Aggressive Growth Allocation Fund - Class A
12/31/2020	—	—	0.00	18.001759	14.64		1.50
12/31/2019	—	—	0.00	15.703063	24.16		1.50
12/31/2018	—	—	0.00	12.647294	(11.81)		1.50
12/31/2017	—	—	0.00	14.340922	19.60		1.50
12/31/2016	—	—	0.00	11.990810	6.48		1.50
JNL Conservative Allocation Fund - Class A
12/31/2020	112	9	0.00	12.729844	5.91		1.50
12/31/2019	58	5	0.00	12.019070	10.78		1.50
12/31/2018	7	1	0.00	10.849279	(4.57)		1.50
12/31/2017+	—	—	0.00	11.369295	0.96	‡	1.50
JNL Growth Allocation Fund - Class A
12/31/2020	254	14	0.00	18.584282	13.63		1.50
12/31/2019	167	10	0.00	16.355521	21.84		1.50
12/31/2018	137	10	0.00	13.423686	(10.43)		1.50
12/31/2017	153	10	0.00	14.987135	16.87		1.50
12/31/2016	131	10	0.00	12.823366	5.93		1.50
JNL iShares Tactical Growth Fund - Class A
12/31/2020	—	—	0.00	18.513610	10.61		1.50
12/31/2019	—	—	0.00	16.737935	19.84		1.50
12/31/2018+	—	—	0.00	13.966691	(11.01	)‡	1.50
JNL iShares Tactical Moderate Fund - Class A
12/31/2020	—	—	0.00	14.062216	7.06		1.50
12/31/2019	—	—	0.00	13.134510	12.67		1.50
12/31/2018+	—	—	0.00	11.657046	(6.58	)‡	1.50
JNL iShares Tactical Moderate Growth Fund - Class A
12/31/2020	—	—	0.00	16.533652	9.49		1.50
12/31/2019	—	—	0.00	15.100465	16.31		1.50
12/31/2018+	—	—	0.00	12.983499	(8.68	)‡	1.50
JNL Moderate Allocation Fund - Class A
12/31/2020	23	1	0.00	16.355609	9.54		1.50
12/31/2019	—	—	0.00	14.931178	13.95		1.50
12/31/2018	—	—	0.00	13.103805	(6.36)		1.50
12/31/2017+	—	—	0.00	13.994139	1.85	‡	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL Conservative Allocation Fund - Class A - September 25, 2017; JNL iShares Tactical Growth Fund - Class A - August 13, 2018; JNL iShares Tactical Moderate Fund - Class A - August 13, 2018; JNL iShares Tactical Moderate Growth Fund - Class A - August 13, 2018; JNL Moderate Allocation Fund - Class A - September 25, 2017.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2020
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL Moderate Growth Allocation Fund - Class A
12/31/2020	82	5	0.00	17.958516	11.13	1.50
12/31/2019	11	1	0.00	16.159784	17.75	1.50
12/31/2018	9	1	0.00	13.723623	(8.03)	1.50
12/31/2017	10	1	0.00	14.922611	12.84	1.50
12/31/2016	9	1	0.00	13.225044	5.66	1.50
JNL Multi-Manager Alternative Fund - Class A
12/31/2020+	—	—	0.00	10.720511	14.17 ‡	1.50
JNL Multi-Manager Emerging Markets Equity Fund - Class A
12/31/2020	41	3	0.95	14.961672	7.24	1.50
12/31/2019	28	2	1.83	13.951687	16.10	1.50
12/31/2018	39	3	1.55	12.017157	(19.57)	1.50
12/31/2017	50	3	1.23	14.941115	26.69	1.50
12/31/2016	53	4	2.12	11.793489	17.51	1.50
JNL Multi-Manager Mid Cap Fund - Class A
12/31/2020	9	1	0.00	16.148654	12.81	1.50
12/31/2019	8	1	0.00	14.314517	26.85	1.50
12/31/2018	9	1	0.00	11.284666	(7.11)	1.50
12/31/2017	10	1	0.09	12.148580	14.33	1.50
12/31/2016+	3	0	0.00	10.625613	6.26 ‡	1.50
JNL Multi-Manager Small Cap Growth Fund - Class A
12/31/2020	264	5	0.00	52.248857	44.25	1.50
12/31/2019	177	5	0.00	36.222273	33.87	1.50
12/31/2018	187	7	0.00	27.058462	(3.52)	1.50
12/31/2017	200	7	0.00	28.045109	25.35	1.50
12/31/2016	136	6	0.00	22.373840	4.18	1.50
JNL Multi-Manager Small Cap Value Fund - Class A
12/31/2020	94	4	0.00	22.249972	4.19	1.50
12/31/2019	145	7	0.00	21.355625	23.40	1.50
12/31/2018	67	4	0.30	17.306147	(16.05)	1.50
12/31/2017	80	4	0.65	20.614715	9.41	1.50
12/31/2016	188	10	0.60	18.841141	21.94	1.50
JNL/American Funds Balanced Fund - Class A
12/31/2020	368	17	0.00	21.113271	10.39	1.50
12/31/2019	330	17	0.00	19.126153	18.98	1.50
12/31/2018	307	19	0.62	16.075268	(6.31)	1.50
12/31/2017	343	20	1.36	17.157749	14.98	1.50
12/31/2016	475	32	0.01	14.922773	4.16	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL Multi-Manager Alternative Fund - Class A - April 27, 2020; JNL Multi-Manager Mid Cap Fund - Class A - September 19, 2016.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2020
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/American Funds Blue Chip Income and Growth Fund - Class A
12/31/2020	472	20	0.00	24.047889	6.80	1.50
12/31/2019	170	8	0.00	22.515750	19.16	1.50
12/31/2018	120	6	0.00	18.895035	(10.36)	1.50
12/31/2017	151	7	0.00	21.078481	14.87	1.50
12/31/2016	138	8	0.00	18.349255	16.58	1.50
JNL/American Funds Capital Income Builder Fund - Class A
12/31/2020	156	14	0.00	11.086387	2.43	1.50
12/31/2019	68	6	0.00	10.823037	15.68	1.50
12/31/2018+	—	—	0.00	9.356017	(5.97)‡	1.50
JNL/American Funds Capital World Bond Fund - Class A
12/31/2020	2	0	0.00	11.673464	7.92	1.50
12/31/2019	2	0	0.00	10.817244	5.92	1.50
12/31/2018	4	0	0.61	10.212720	(3.08)	1.50
12/31/2017	4	0	0.27	10.537327	4.97	1.50
12/31/2016	20	2	0.00	10.038041	0.80	1.50
JNL/American Funds Global Growth Fund - Class A
12/31/2020	30	1	0.00	22.488097	28.15	1.50
12/31/2019	48	3	0.00	17.548431	32.95	1.50
12/31/2018+	—	—	0.00	13.199443	(13.68)‡	1.50
JNL/American Funds Global Small Capitalization Fund - Class A
12/31/2020	33	1	0.00	22.697369	27.40	1.50
12/31/2019	35	2	0.00	17.816524	29.14	1.50
12/31/2018	96	7	0.10	13.795796	(12.11)	1.50
12/31/2017	124	8	0.25	15.696471	23.66	1.50
12/31/2016	54	4	0.00	12.693260	0.25	1.50
JNL/American Funds Growth Allocation Fund - Class A
12/31/2020	261	12	0.00	21.014825	18.25	1.50
12/31/2019	235	13	0.00	17.770808	21.53	1.50
12/31/2018	205	14	0.00	14.622703	(6.81)	1.50
12/31/2017	75	5	0.00	15.690440	18.81	1.50
12/31/2016	65	5	0.00	13.205799	5.86	1.50
JNL/American Funds Growth Fund - Class A
12/31/2020	243	6	0.00	38.063613	49.34	1.50
12/31/2019	21	1	0.00	25.487323	28.38	1.50
12/31/2018+	15	1	0.00	19.853335	(12.32)‡	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/American Funds Capital Income Builder Fund - Class A - August 13, 2018; JNL/American Funds Global Growth Fund - Class A - August 13, 2018; JNL/American Funds Growth Fund - Class A - August 13, 2018.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2020
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/American Funds Growth-Income Fund - Class A
12/31/2020	402	14	0.00	28.333468	11.42	1.50
12/31/2019	352	14	0.00	25.430492	23.78	1.50
12/31/2018	202	10	0.00	20.544161	(3.62)	1.50
12/31/2017	210	10	0.00	21.316648	20.07	1.50
12/31/2016	198	11	0.00	17.754192	9.43	1.50
JNL/American Funds International Fund - Class A
12/31/2020	286	17	0.00	16.946847	11.87	1.50
12/31/2019	307	20	0.00	15.149177	20.63	1.50
12/31/2018	218	17	0.73	12.558644	(14.83)	1.50
12/31/2017	309	21	0.66	14.744773	29.68	1.50
12/31/2016	237	21	0.00	11.370154	1.57	1.50
JNL/American Funds Moderate Growth Allocation Fund - Class A
12/31/2020	315	17	0.00	18.112400	15.57	1.50
12/31/2019	290	19	0.00	15.671907	16.88	1.50
12/31/2018	263	20	0.00	13.408273	(6.00)	1.50
12/31/2017	281	20	0.00	14.263426	13.98	1.50
12/31/2016	270	22	0.00	12.514228	5.75	1.50
JNL/American Funds New World Fund - Class A
12/31/2020	212	12	0.00	17.516764	21.22	1.50
12/31/2019	285	20	0.00	14.449984	26.77	1.50
12/31/2018	207	18	0.51	11.398545	(15.70)	1.50
12/31/2017	249	18	0.31	13.520639	26.98	1.50
12/31/2016	208	20	0.00	10.647891	3.36	1.50
JNL/AQR Large Cap Defensive Style Fund - Class A
12/31/2020	—	—	0.00	11.690291	10.11	1.50
12/31/2019+	—	—	0.00	10.616767	6.17 ‡	1.50
JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class A
12/31/2020	20	1	0.00	19.267756	9.64	1.50
12/31/2019	18	1	0.00	17.572866	24.06	1.50
12/31/2018	13	1	0.43	14.164571	(14.66)	1.50
12/31/2017	17	1	0.65	16.597366	21.16	1.50
12/31/2016	22	2	0.25	13.699197	6.33	1.50
JNL/AQR Managed Futures Strategy Fund - Class A
12/31/2020	—	—	0.00	8.327478	(3.43)	1.50
12/31/2019	—	—	0.00	8.623546	(1.36)	1.50
12/31/2018	—	—	0.00	8.742367	(10.68)	1.50
12/31/2017	—	—	0.00	9.787302	(2.76)	1.50
12/31/2016	7	1	4.09	10.065313	(9.92)	1.50

+	The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/AQR Large Cap Defensive Style Fund - Class A - June 24, 2019.
*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2020
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/BlackRock Advantage International Fund - Class A
12/31/2020	—	—	0.00	11.052695	5.23	1.50
12/31/2019+	—	—	0.00	10.503063	5.03 ‡	1.50
JNL/BlackRock Global Allocation Fund - Class A
12/31/2020	113	7	0.00	16.451930	17.17	1.50
12/31/2019	140	10	0.00	14.041525	15.96	1.50
12/31/2018	129	11	0.63	12.109281	(9.00)	1.50
12/31/2017	165	12	1.63	13.307344	12.14	1.50
12/31/2016	141	12	0.31	11.866339	2.42	1.50
JNL/BlackRock Global Natural Resources Fund - Class A
12/31/2020	83	10	0.00	7.877808	2.74	1.50
12/31/2019	96	12	0.00	7.667566	13.08	1.50
12/31/2018	83	12	1.81	6.780609	(18.51)	1.50
12/31/2017	114	14	0.96	8.320303	(4.34)	1.50
12/31/2016	139	16	0.78	8.698068	24.65	1.50
JNL/BlackRock Large Cap Select Growth Fund - Class A
12/31/2020	2,939	57	0.00	51.703211	36.36	1.50
12/31/2019	1,994	53	0.00	37.915409	30.33	1.50
12/31/2018	1,652	57	0.00	29.091667	0.36	1.50
12/31/2017	2,562	88	0.00	28.987412	31.64	1.50
12/31/2016	2,098	95	0.00	22.020817	(1.04)	1.50
JNL/Boston Partners Global Long Short Equity Fund - Class A
12/31/2020	—	—	0.00	9.874317	(1.78)	1.50
12/31/2019	—	—	0.00	10.053177	3.28	1.50
12/31/2018+	—	—	0.00	9.733957	(6.75)‡	1.50
JNL/Causeway International Value Select Fund - Class A
12/31/2020	367	25	4.77	14.689924	4.32	1.50
12/31/2019	365	26	2.92	14.081910	17.20	1.50
12/31/2018	324	27	1.58	12.014992	(18.75)	1.50
12/31/2017	398	27	1.06	14.786839	26.56	1.50
12/31/2016	333	29	1.19	11.683691	(1.48)	1.50
JNL/ClearBridge Large Cap Growth Fund - Class A
12/31/2020	44	2	0.00	17.718857	28.56	1.50
12/31/2019	9	1	0.00	13.782269	29.70	1.50
12/31/2018	8	1	0.00	10.626284	(1.68)	1.50
12/31/2017+	—	—	0.00	10.807720	8.08 ‡	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/BlackRock Advantage International Fund - Class A - June 24, 2019; JNL/Boston Partners Global Long Short Equity Fund - Class A - August 13, 2018; JNL/ClearBridge Large Cap Growth Fund - Class A - September 25, 2017.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2020
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total		Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†		Expenses(%)^
JNL/DFA Growth Allocation Fund - Class A
12/31/2020	—	—	0.00	12.744759	8.94		1.50
12/31/2019	—	—	0.00	11.698717	19.65		1.50
12/31/2018	—	—	0.00	9.777601	(11.99)		1.50
12/31/2017+	—	—	0.00	11.109095	9.99	‡	1.50
JNL/DFA International Core Equity Fund - Class A
12/31/2020	—	—	0.00	11.312407	5.37		1.50
12/31/2019+	—	—	0.00	10.735839	7.36	‡	1.50
JNL/DFA Moderate Growth Allocation Fund - Class A
12/31/2020	—	—	0.00	12.473300	8.51		1.50
12/31/2019	—	—	0.00	11.495141	16.63		1.50
12/31/2018	—	—	0.00	9.855848	(9.31)		1.50
12/31/2017+	—	—	0.00	10.867069	7.81	‡	1.50
JNL/DFA U.S. Core Equity Fund - Class A
12/31/2020	492	18	0.00	28.022011	14.13		1.50
12/31/2019	386	16	0.00	24.553297	27.62		1.50
12/31/2018	324	17	0.87	19.239925	(9.13)		1.50
12/31/2017	448	21	0.88	21.174138	18.44		1.50
12/31/2016	396	22	0.95	17.877360	12.32		1.50
JNL/DFA U.S. Small Cap Fund - Class A
12/31/2020	0	0	0.00	20.598388	11.43		1.50
12/31/2019	21	1	1.31	18.485020	19.55		1.50
12/31/2018+	—	—	0.00	15.461763	(19.84	)‡	1.50
JNL/DoubleLine Core Fixed Income Fund - Class A
12/31/2020	1,997	90	0.00	22.191073	3.52		1.50
12/31/2019	2,094	98	2.61	21.435940	6.21		1.50
12/31/2018	2,196	109	1.00	20.183154	(1.94)		1.50
12/31/2017	2,453	119	0.35	20.581829	3.83		1.50
12/31/2016	2,565	129	0.39	19.823167	1.20		1.50
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A
12/31/2020	7	1	0.00	11.700573	1.48		1.50
12/31/2019	—	—	0.00	11.529755	9.72		1.50
12/31/2018+	—	—	0.00	10.507908	(0.50	)‡	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/DFA Growth Allocation Fund - Class A - April 24, 2017; JNL/DFA International Core Equity Fund - Class A - June 24, 2019; JNL/DFA Moderate Growth Allocation Fund - Class A - April 24, 2017; JNL/DFA U.S. Small Cap Fund - Class A - August 13, 2018; JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A - August 13, 2018.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2020
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A
12/31/2020	1	0	0.00	21.568388	13.46	1.50
12/31/2019	29	2	0.00	19.009115	31.67	1.50
12/31/2018	22	1	1.47	14.437434	(5.94)	1.50
12/31/2017+	8	1	0.00	15.348891	11.10 ‡	1.50
JNL/DoubleLine Total Return Fund - Class A
12/31/2020	114	10	0.00	11.731731	1.13	1.50
12/31/2019	128	11	0.00	11.600238	4.05	1.50
12/31/2018	139	13	3.19	11.148631	0.28	1.50
12/31/2017	156	14	3.06	11.117577	2.52	1.50
12/31/2016	119	11	1.71	10.844782	0.54	1.50
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A
12/31/2020	490	23	0.00	21.430171	6.80	1.50
12/31/2019	469	23	1.70	20.066511	7.60	1.50
12/31/2018	468	25	2.49	18.649008	(3.06)	1.50
12/31/2017	597	31	2.09	19.238325	1.49	1.50
12/31/2016	746	39	2.44	18.955366	0.58	1.50
JNL/First State Global Infrastructure Fund - Class A
12/31/2020	171	10	0.00	16.400530	(5.11)	1.50
12/31/2019	175	10	0.00	17.284567	25.03	1.50
12/31/2018	136	10	3.15	13.824524	(7.80)	1.50
12/31/2017	158	11	1.76	14.993909	8.27	1.50
12/31/2016	160	12	2.58	13.848287	10.91	1.50
JNL/Franklin Templeton Global Multisector Bond Fund - Class A
12/31/2020	103	10	14.17	10.435220	(8.10)	1.50
12/31/2019	119	10	9.47	11.354898	(0.55)	1.50
12/31/2018	131	11	0.00	11.417582	(0.76)	1.50
12/31/2017	134	12	0.00	11.505304	2.03	1.50
12/31/2016	153	14	0.03	11.276001	2.27	1.50
JNL/Franklin Templeton Growth Allocation Fund - Class A
12/31/2020	609	40	0.00	15.418636	9.63	1.50
12/31/2019	453	32	0.00	14.064763	15.96	1.50
12/31/2018	395	33	0.00	12.129153	(10.80)	1.50
12/31/2017	445	33	0.00	13.598366	10.10	1.50
12/31/2016	437	35	0.00	12.350857	11.75	1.50
JNL/Franklin Templeton Income Fund - Class A
12/31/2020	350	21	0.00	16.634947	(0.64)	1.50
12/31/2019	669	40	0.00	16.741357	14.36	1.50
12/31/2018	609	42	4.52	14.639273	(5.74)	1.50
12/31/2017	654	42	3.63	15.531113	8.30	1.50
12/31/2016	612	43	4.76	14.341017	12.42	1.50

+	The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A - April 24, 2017.
*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2020
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/Franklin Templeton International Small Cap Fund - Class A
12/31/2020	39	4	1.72	11.198730	(4.78)	1.50
12/31/2019	54	5	0.59	11.761152	16.63	1.50
12/31/2018	43	4	2.21	10.083974	(20.98)	1.50
12/31/2017	59	5	1.07	12.761514	30.32	1.50
12/31/2016	47	5	1.14	9.792357	(2.64)	1.50
JNL/Goldman Sachs 4 Fund - Class A
12/31/2020	436	16	0.00	26.957272	2.96	1.50
12/31/2019	569	22	0.00	26.182539	23.18	1.50
12/31/2018	472	22	0.00	21.255895	(7.67)	1.50
12/31/2017	581	25	0.00	23.022786	13.66	1.50
12/31/2016	563	28	0.00	20.255324	8.65	1.50
JNL/Goldman Sachs Competitive Advantage Fund - Class A
12/31/2020	84	2	0.00	36.334176	17.13	1.50
12/31/2019	138	4	1.56	31.021112	27.43	1.50
12/31/2018	21	1	0.63	24.342911	(4.15)	1.50
12/31/2017	34	1	1.11	25.397182	17.89	1.50
12/31/2016	70	3	0.75	21.543396	4.13	1.50
JNL/Goldman Sachs Dividend Income & Growth Fund - Class A
12/31/2020	244	10	0.00	25.351788	(4.97)	1.50
12/31/2019	324	12	3.30	26.677745	25.73	1.50
12/31/2018	338	16	2.88	21.218195	(6.72)	1.50
12/31/2017	386	17	2.43	22.747911	10.31	1.50
12/31/2016	610	30	2.67	20.622414	15.99	1.50
JNL/Goldman Sachs International 5 Fund - Class A
12/31/2020	—	—	0.00	11.983317	(2.33)	1.50
12/31/2019	—	—	0.00	12.269591	16.07	1.50
12/31/2018+	—	—	0.00	10.570804	(10.87)‡	1.50
JNL/Goldman Sachs Intrinsic Value Fund - Class A
12/31/2020	16	1	0.00	25.056871	(0.86)	1.50
12/31/2019	33	1	2.29	25.273128	19.44	1.50
12/31/2018	94	4	0.94	21.159470	(7.23)	1.50
12/31/2017	287	13	2.62	22.807485	17.15	1.50
12/31/2016	260	13	2.53	19.468206	3.71	1.50
JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A
12/31/2020	3,285	108	0.00	30.527576	18.31	1.50
12/31/2019	2,813	109	0.00	25.802838	24.90	1.50
12/31/2018	2,438	118	0.00	20.658762	(8.11)	1.50
12/31/2017	3,191	142	0.00	22.480888	21.42	1.50
12/31/2016	2,826	153	0.00	18.514689	4.43	1.50

+	The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/Goldman Sachs International 5 Fund - Class A - August 13, 2018.
*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2020
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/Goldman Sachs Managed Conservative Fund - Class A
12/31/2020	610	38	0.00	16.042201	7.17	1.50
12/31/2019	562	38	0.00	14.968722	9.41	1.50
12/31/2018	551	40	0.00	13.681536	(3.77)	1.50
12/31/2017	752	53	0.00	14.217890	5.26	1.50
12/31/2016	1,203	89	0.00	13.507311	3.46	1.50
JNL/Goldman Sachs Managed Growth Fund - Class A
12/31/2020	4,668	164	0.00	28.509448	16.95	1.50
12/31/2019	4,329	178	0.00	24.378360	22.56	1.50
12/31/2018	3,586	180	0.00	19.891627	(7.35)	1.50
12/31/2017	4,068	189	0.00	21.468837	19.26	1.50
12/31/2016	4,904	272	0.00	18.002432	4.34	1.50
JNL/Goldman Sachs Managed Moderate Fund - Class A
12/31/2020	386	20	0.00	19.353755	10.65	1.50
12/31/2019	385	22	0.00	17.490581	13.18	1.50
12/31/2018	439	28	0.00	15.453296	(4.88)	1.50
12/31/2017	558	34	0.00	16.246169	9.52	1.50
12/31/2016	569	38	0.00	14.834440	3.98	1.50
JNL/Goldman Sachs Managed Moderate Growth Fund - Class A
12/31/2020	3,356	138	0.00	24.285922	13.78	1.50
12/31/2019	2,988	140	0.00	21.344422	17.35	1.50
12/31/2018	2,564	141	0.00	18.188506	(6.33)	1.50
12/31/2017	3,486	180	0.00	19.416944	14.28	1.50
12/31/2016	3,692	217	0.00	16.990245	4.02	1.50
JNL/Goldman Sachs Total Yield Fund - Class A
12/31/2020	64	3	0.00	21.738793	0.82	1.50
12/31/2019	95	4	2.11	21.562875	20.26	1.50
12/31/2018	88	5	1.20	17.929762	(12.48)	1.50
12/31/2017	105	5	2.12	20.486382	9.37	1.50
12/31/2016	99	5	1.49	18.730703	10.95	1.50
JNL/GQG Emerging Markets Equity Fund - Class A
12/31/2020	6	0	0.00	13.722057	31.14	1.50
12/31/2019	—	—	0.00	10.464032	19.29	1.50
12/31/2018+	—	—	0.00	8.771860	(7.31)‡	1.50
JNL/Harris Oakmark Global Equity Fund - Class A
12/31/2020	—	—	0.00	11.396321	9.59	1.50
12/31/2019	179	17	1.56	10.398722	25.74	1.50
12/31/2018	151	18	0.67	8.269941	(22.40)	1.50
12/31/2017+	195	18	0.00	10.656961	1.70 ‡	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/GQG Emerging Markets Equity Fund - Class A - August 13, 2018; JNL/Harris Oakmark Global Equity Fund - Class A - September 25, 2017.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2020
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/Heitman U.S. Focused Real Estate Fund - Class A
12/31/2020	20	2	1.80	10.879534	(5.56)	1.50
12/31/2019	8	1	0.00	11.520653	23.40	1.50
12/31/2018+	—	—	0.00	9.336128	(6.64)‡	1.50
JNL/Invesco Diversified Dividend Fund - Class A
12/31/2020	9	1	0.00	11.365679	(0.89)	1.50
12/31/2019	9	1	3.27	11.467746	22.00	1.50
12/31/2018	—	—	0.00	9.399797	(8.65)	1.50
12/31/2017+	—	—	0.00	10.289748	2.90 ‡	1.50
JNL/Invesco Global Growth Fund - Class A
12/31/2020	1,769	48	0.00	36.595099	26.26	1.50
12/31/2019	1,491	51	0.60	28.983909	29.33	1.50
12/31/2018	1,394	62	0.61	22.411077	(14.51)	1.50
12/31/2017	1,858	71	0.76	26.214713	34.13	1.50
12/31/2016	1,530	78	0.75	19.544389	(1.39)	1.50
JNL/Invesco Global Real Estate Fund - Class A
12/31/2020	167	10	0.00	16.399843	(13.44)	1.50
12/31/2019	177	9	0.00	18.946344	20.70	1.50
12/31/2018	152	10	3.79	15.697272	(7.78)	1.50
12/31/2017	178	10	2.93	17.021298	8.56	1.50
12/31/2016	225	14	1.86	15.679840	0.90	1.50
JNL/Invesco International Growth Fund - Class A
12/31/2020	279	14	1.76	19.691085	12.09	1.50
12/31/2019	344	20	1.70	17.567552	26.24	1.50
12/31/2018	304	22	1.86	13.916117	(16.35)	1.50
12/31/2017	432	26	1.46	16.636100	21.37	1.50
12/31/2016	385	28	1.63	13.707209	(2.66)	1.50
JNL/Invesco Small Cap Growth Fund - Class A
12/31/2020	975	18	0.00	54.453851	54.18	1.50
12/31/2019	390	11	0.00	35.318694	22.56	1.50
12/31/2018	337	12	0.00	28.818369	(10.47)	1.50
12/31/2017	459	14	0.00	32.190041	23.11	1.50
12/31/2016	373	14	0.00	26.147508	9.85	1.50
JNL/JPMorgan Global Allocation Fund - Class A
12/31/2020	165	13	0.00	13.219110	10.04	1.50
12/31/2019+	—	—	0.00	12.013089	4.81 ‡	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/Heitman U.S. Focused Real Estate Fund - Class A - August 13, 2018; JNL/Invesco Diversified Dividend Fund - Class A - September 25, 2017; JNL/JPMorgan Global Allocation Fund - Class A - June 24, 2019.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2020
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/JPMorgan Growth & Income Fund - Class A
12/31/2020	880	62	0.00	14.220795	(5.22)	1.50
12/31/2019	490	33	0.00	15.003483	21.14	1.50
12/31/2018	422	34	1.16	12.385289	(10.39)	1.50
12/31/2017	491	36	3.00	13.820879	6.50	1.50
12/31/2016	461	36	2.50	12.976971	13.96	1.50
JNL/JPMorgan Hedged Equity Fund - Class A
12/31/2020	—	—	0.00	11.969276	12.61	1.50
12/31/2019	—	—	0.00	10.628730	11.31	1.50
12/31/2018+	—	—	0.00	9.548470	(4.52)‡	1.50
JNL/JPMorgan MidCap Growth Fund - Class A
12/31/2020	609	11	0.00	53.159003	45.77	1.50
12/31/2019	284	8	0.00	36.468706	37.83	1.50
12/31/2018	206	8	0.00	26.458662	(6.42)	1.50
12/31/2017	244	9	0.00	28.273096	27.48	1.50
12/31/2016	399	18	0.00	22.178452	(0.98)	1.50
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A
12/31/2020	116	8	0.00	15.004575	5.36	1.50
12/31/2019	82	6	0.00	14.241193	4.87	1.50
12/31/2018	82	6	3.19	13.579613	(1.05)	1.50
12/31/2017	86	6	2.37	13.724304	0.99	1.50
12/31/2016	106	8	1.52	13.590415	(0.06)	1.50
JNL/Lazard International Strategic Equity Fund - Class A
12/31/2020	4	0	1.61	16.028171	11.35	1.50
12/31/2019	—	—	0.00	14.394994	20.10	1.50
12/31/2018+	—	—	0.00	11.985808	(10.50)‡	1.50
JNL/Loomis Sayles Global Growth Fund - Class A
12/31/2020+	412	27	0.31	15.038681	44.89 ‡	1.50
JNL/Lord Abbett Short Duration Income Fund - Class A
12/31/2020+	19	2	0.00	10.344328	3.44 ‡	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/JPMorgan Hedged Equity Fund - Class A - August 13, 2018; JNL/Lazard International Strategic Equity Fund - Class A - August 13, 2018; JNL/Loomis Sayles Global Growth Fund - Class A - April 27, 2020; JNL/Lord Abbett Short Duration Income Fund - Class A - April 27, 2020.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2020
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/Mellon Bond Index Fund - Class A
12/31/2020	190	13	0.00	14.491577	5.45	1.50
12/31/2019	180	13	2.22	13.742041	6.32	1.50
12/31/2018	187	14	2.09	12.924630	(2.06)	1.50
12/31/2017	202	15	1.72	13.196776	1.49	1.50
12/31/2016	291	22	0.75	13.003232	0.40	1.50
JNL/Mellon Communication Services Sector Fund - Class A
12/31/2020	0	—	0.00	37.810886	23.39	1.50
12/31/2019	10	0	0.00	30.642169	24.52	1.50
12/31/2018	8	0	0.00	24.608591	(7.22)	1.50
12/31/2017	—	—	0.00	26.522913	2.00	1.50
12/31/2016	2	0	2.14	26.003718	21.71	1.50
JNL/Mellon Consumer Discretionary Sector Fund - Class A
12/31/2020	211	4	0.00	51.756682	44.82	1.50
12/31/2019	158	4	0.00	35.737691	24.99	1.50
12/31/2018	122	4	0.68	28.592104	(2.70)	1.50
12/31/2017	113	4	1.43	29.386434	20.29	1.50
12/31/2016	41	2	0.25	24.429989	4.58	1.50
JNL/Mellon Consumer Staples Sector Fund - Class A
12/31/2020	13	1	0.00	12.806828	8.78	1.50
12/31/2019	10	1	0.00	11.772901	24.21	1.50
12/31/2018	7	1	0.00	9.478299	(10.32)	1.50
12/31/2017+	—	—	0.00	10.568659	5.69 ‡	1.50
JNL/Mellon Dow Index Fund - Class A
12/31/2020	72	3	0.00	26.079224	7.33	1.50
12/31/2019	231	10	0.00	24.297265	22.63	1.50
12/31/2018+	19	1	0.00	19.813646	(5.45)‡	1.50
JNL/Mellon Emerging Markets Index Fund - Class A
12/31/2020	18	1	3.03	12.734135	15.36	1.50
12/31/2019	22	2	1.66	11.038687	16.14	1.50
12/31/2018	31	3	3.09	9.504869	(16.51)	1.50
12/31/2017	47	4	0.89	11.384290	34.09	1.50
12/31/2016	26	3	2.09	8.490007	8.46	1.50
JNL/Mellon Energy Sector Fund - Class A
12/31/2020	114	8	0.00	14.218014	(34.72)	1.50
12/31/2019	371	17	0.00	21.778721	7.03	1.50
12/31/2018	385	19	2.75	20.348815	(21.62)	1.50
12/31/2017	589	23	2.14	25.962818	(4.38)	1.50
12/31/2016	692	25	1.95	27.151914	25.33	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/Mellon Consumer Staples Sector Fund - Class A - September 25, 2017; JNL/Mellon Dow Index Fund - Class A - August 13, 2018.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2020
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/Mellon Equity Income Fund - Class A
12/31/2020	—	—	0.00	25.155491	0.92	1.50
12/31/2019	—	—	0.00	24.925422	26.69	1.50
12/31/2018	0	0	0.90	19.675112	(11.06)	1.50
12/31/2017+	0	0	0.00	22.122624	7.94 ‡	1.50
JNL/Mellon Financial Sector Fund - Class A
12/31/2020	43	3	0.00	16.572150	(4.16)	1.50
12/31/2019	41	2	0.00	17.292152	29.12	1.50
12/31/2018	43	3	0.66	13.391883	(15.16)	1.50
12/31/2017	121	8	0.94	15.784634	17.55	1.50
12/31/2016	81	6	1.65	13.428169	22.26	1.50
JNL/Mellon Healthcare Sector Fund - Class A
12/31/2020	211	5	0.00	42.419689	15.77	1.50
12/31/2019	259	7	0.00	36.641357	19.57	1.50
12/31/2018	235	8	0.96	30.643440	3.38	1.50
12/31/2017	293	10	0.87	29.641247	20.81	1.50
12/31/2016	276	11	1.65	24.534927	(5.25)	1.50
JNL/Mellon Index 5 Fund - Class A
12/31/2020	103	5	0.00	19.240286	10.67	1.50
12/31/2019	94	5	0.00	17.384569	19.56	1.50
12/31/2018	71	5	0.00	14.540692	(9.18)	1.50
12/31/2017	79	5	0.00	16.010052	13.59	1.50
12/31/2016	103	7	0.00	14.094863	10.25	1.50
JNL/Mellon Industrials Sector Fund - Class A
12/31/2020	15	1	0.00	12.835676	11.87	1.50
12/31/2019	—	—	0.00	11.473400	28.08	1.50
12/31/2018	—	—	0.00	8.958332	(15.71)	1.50
12/31/2017+	—	—	0.00	10.628428	6.28 ‡	1.50
JNL/Mellon Information Technology Sector Fund - Class A
12/31/2020	579	10	0.00	61.065301	42.96	1.50
12/31/2019	360	8	0.00	42.714567	45.79	1.50
12/31/2018	280	10	0.40	29.298619	(2.24)	1.50
12/31/2017	302	10	0.61	29.970778	34.29	1.50
12/31/2016	179	8	0.65	22.318075	11.61	1.50
JNL/Mellon International Index Fund - Class A
12/31/2020	182	10	3.65	18.860450	6.10	1.50
12/31/2019	173	10	2.74	17.776896	19.40	1.50
12/31/2018	198	13	3.07	14.888240	(15.20)	1.50
12/31/2017	278	16	2.90	17.557312	23.18	1.50
12/31/2016	278	19	0.25	14.253795	(0.69)	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/Mellon Equity Income Fund - Class A - September 25, 2017; JNL/Mellon Industrials Sector Fund - Class A - September 25, 2017.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2020
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/Mellon Materials Sector Fund - Class A
12/31/2020	5	0	0.00	12.073789	17.07	1.50
12/31/2019	—	—	0.00	10.313451	20.96	1.50
12/31/2018	—	—	0.00	8.526558	(19.85)	1.50
12/31/2017+	—	—	0.00	10.638380	6.38 ‡	1.50
JNL/Mellon MSCI KLD 400 Social Index Fund - Class A
12/31/2020	—	—	0.00	16.117165	18.73	1.50
12/31/2019	—	—	0.00	13.574897	28.76	1.50
12/31/2018	—	—	0.00	10.542392	(5.74)	1.50
12/31/2017+	—	—	0.00	11.183989	11.84 ‡	1.50
JNL/Mellon MSCI World Index Fund - Class A
12/31/2020	60	2	2.04	27.723975	13.89	1.50
12/31/2019	44	2	1.86	24.342372	25.37	1.50
12/31/2018	—	—	0.00	19.416088	(10.20)	1.50
12/31/2017+	—	—	0.00	21.621719	14.50 ‡	1.50
JNL/Mellon Nasdaq® 100 Index Fund - Class A
12/31/2020	745	16	0.00	46.887278	45.76	1.50
12/31/2019	406	13	0.00	32.167201	36.50	1.50
12/31/2018	169	7	0.19	23.566194	(2.13)	1.50
12/31/2017	243	10	0.26	24.078067	30.13	1.50
12/31/2016	128	7	1.86	18.503008	6.33	1.50
JNL/Mellon Real Estate Sector Fund - Class A
12/31/2020	0	—	0.00	11.176133	(6.73)	1.50
12/31/2019	17	1	0.00	11.982821	26.03	1.50
12/31/2018	—	—	0.00	9.507755	(6.70)	1.50
12/31/2017+	—	—	0.00	10.190138	1.90 ‡	1.50
JNL/Mellon S&P 400 MidCap Index Fund - Class A
12/31/2020	282	8	0.00	35.938946	11.31	1.50
12/31/2019	258	8	0.00	32.288102	23.71	1.50
12/31/2018	277	11	0.76	26.099401	(12.92)	1.50
12/31/2017	409	14	0.86	29.972468	13.95	1.50
12/31/2016	375	14	0.16	26.303022	18.34	1.50
JNL/Mellon S&P 500 Index Fund - Class A
12/31/2020	2,823	83	0.00	33.820431	16.03	1.50
12/31/2019	3,757	129	1.52	29.148090	28.89	1.50
12/31/2018	1,469	65	0.92	22.615320	(6.30)	1.50
12/31/2017	2,888	120	1.29	24.136145	19.36	1.50
12/31/2016	1,654	82	0.11	20.220560	9.71	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/Mellon Materials Sector Fund - Class A - September 25, 2017; JNL/Mellon MSCI KLD 400 Social Index Fund - Class A - April 24, 2017; JNL/Mellon MSCI World Index Fund - Class A - September 25, 2017; JNL/Mellon Real Estate Sector Fund - Class A - September 25, 2017.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2020
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/Mellon Small Cap Index Fund - Class A
12/31/2020	770	25	0.00	30.607181	9.16	1.50
12/31/2019	740	26	0.00	28.038907	20.41	1.50
12/31/2018	701	30	0.80	23.286280	(10.28)	1.50
12/31/2017	906	35	0.83	25.955718	11.16	1.50
12/31/2016	842	36	0.47	23.350505	24.00	1.50
JNL/Mellon Utilities Sector Fund - Class A
12/31/2020	40	2	0.00	16.987589	(2.53)	1.50
12/31/2019	14	1	0.83	17.427769	22.35	1.50
12/31/2018+	—	—	0.00	14.244266	0.30 ‡	1.50
JNL/MFS Mid Cap Value Fund - Class A
12/31/2020	682	28	0.00	24.494608	2.32	1.50
12/31/2019	701	29	0.00	23.938502	28.94	1.50
12/31/2018	566	30	0.99	18.566232	(13.00)	1.50
12/31/2017	92	4	1.46	21.339804	11.34	1.50
12/31/2016	177	9	0.00	19.165649	11.90	1.50
JNL/Morningstar Wide Moat Index Fund - Class A
12/31/2020	—	—	0.00	13.764086	12.47	1.50
12/31/2019	10	1	2.24	12.237887	32.63	1.50
12/31/2018+	10	1	0.00	9.226764	(7.73)‡	1.50
JNL/Neuberger Berman Strategic Income Fund - Class A
12/31/2020	467	38	0.00	12.353433	5.42	1.50
12/31/2019	484	41	2.58	11.718684	7.72	1.50
12/31/2018	457	42	2.92	10.878365	(3.99)	1.50
12/31/2017	238	21	2.78	11.331003	5.19	1.50
12/31/2016	235	22	3.09	10.772418	4.34	1.50
JNL/PIMCO Income Fund - Class A
12/31/2020	27	3	0.00	10.837532	3.38	1.50
12/31/2019	22	2	2.82	10.482913	6.22	1.50
12/31/2018	—	—	0.00	9.869296	(1.61)	1.50
12/31/2017+	—	—	0.00	10.030766	0.31 ‡	1.50
JNL/PIMCO Investment Grade Credit Bond Fund - Class A
12/31/2020	75	5	0.00	14.488027	8.88	1.50
12/31/2019	65	5	2.50	13.306821	12.77	1.50
12/31/2018	11	1	2.96	11.800085	(4.02)	1.50
12/31/2017	12	1	1.33	12.293710	5.38	1.50
12/31/2016	8	1	1.51	11.665558	4.76	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/Mellon Utilities Sector Fund - Class A - August 13, 2018; JNL/Morningstar Wide Moat Index Fund - Class A - August 13, 2018; JNL/PIMCO Income Fund - Class A - September 25, 2017.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2020
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/PIMCO Real Return Fund - Class A
12/31/2020	228	15	0.00	15.430486	9.80	1.50
12/31/2019	258	18	0.00	14.053013	6.77	1.50
12/31/2018	361	27	0.69	13.162260	(3.69)	1.50
12/31/2017	374	27	0.00	13.667032	1.58	1.50
12/31/2016	385	29	5.69	13.454732	3.61	1.50
JNL/PPM America Floating Rate Income Fund - Class A
12/31/2020	86	7	0.00	11.744678	(1.04)	1.50
12/31/2019	117	10	0.00	11.867938	6.60	1.50
12/31/2018	125	11	2.56	11.133295	(2.50)	1.50
12/31/2017	151	13	3.10	11.419166	1.40	1.50
12/31/2016	149	13	4.38	11.262026	7.79	1.50
JNL/PPM America High Yield Bond Fund - Class A
12/31/2020	538	23	0.00	23.357042	3.54	1.50
12/31/2019	615	27	0.00	22.557815	12.89	1.50
12/31/2018	619	31	5.70	19.982333	(6.72)	1.50
12/31/2017	832	39	6.13	21.421971	5.89	1.50
12/31/2016	979	48	0.16	20.229782	15.29	1.50
JNL/PPM America Small Cap Value Fund - Class A
12/31/2020	11	1	0.00	19.876834	(4.75)	1.50
12/31/2019	515	25	0.00	20.867842	20.32	1.50
12/31/2018	451	26	0.66	17.343870	(21.37)	1.50
12/31/2017	576	26	0.38	22.056878	15.43	1.50
12/31/2016	501	26	0.05	19.109064	28.61	1.50
JNL/PPM America Total Return Fund - Class A
12/31/2020	4	0	0.00	20.712104	8.22	1.50
12/31/2019	3	0	0.00	19.139063	8.43	1.50
12/31/2018	3	0	0.75	17.651421	(2.71)	1.50
12/31/2017	12	1	0.53	18.143601	2.59 ‡	1.50
12/31/2016+	0	0	3.74	17.685427	0.46 ‡	3.74
JNL/RAFI Fundamental Asia Developed Fund - Class A
12/31/2020	58	3	0.00	21.157569	2.90	1.50
12/31/2019	58	3	4.05	20.560597	14.16	1.50
12/31/2018	55	3	4.39	18.010834	(15.15)	1.50
12/31/2017	75	4	3.06	21.227543	21.41	1.50
12/31/2016	72	4	2.16	17.484233	7.98	1.50
JNL/RAFI Fundamental Europe Fund - Class A
12/31/2020	—	—	0.00	15.120410	(2.43)	1.50
12/31/2019	—	—	0.00	15.496225	12.84	1.50
12/31/2018	—	—	0.00	13.732661	(16.07)	1.50
12/31/2017	—	—	0.00	16.362313	21.90	1.50
12/31/2016	8	1	1.11	13.422755	(3.29)	1.50

+	The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/PPM America Total Return Fund - Class A - April 25, 2016.
*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2020
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/RAFI Fundamental U.S. Small Cap Fund - Class A
12/31/2020	56	3	0.00	17.490016	7.00	1.50
12/31/2019+	182	11	1.27	16.345704	11.92	1.50
12/31/2018	202	14	1.90	14.604828	(24.11)	1.50
12/31/2017	255	13	0.65	19.244845	(3.67)	1.50
12/31/2016	384	19	0.87	19.977228	32.40	1.50
JNL/RAFI Multi-Factor U.S. Equity Fund - Class A
12/31/2020	1,438	58	0.00	24.648787	8.31	1.50
12/31/2019+	1,517	67	2.66	22.756799	17.76	1.50
12/31/2018	1,540	80	2.16	19.325512	(11.08)	1.50
12/31/2017	2,194	101	2.08	21.734231	15.20	1.50
12/31/2016	2,135	113	2.46	18.867130	10.51	1.50
JNL/T. Rowe Price Balanced Fund - Class A
12/31/2020+	—	—	0.00	13.786922	25.18 ‡	1.50
JNL/T. Rowe Price Capital Appreciation Fund - Class A
12/31/2020	494	25	0.00	19.979462	15.73	1.50
12/31/2019	139	8	0.00	17.263768	22.22	1.50
12/31/2018	53	4	0.48	14.125557	(1.10)	1.50
12/31/2017+	56	4	1.09	14.282861	7.57 ‡	1.50
JNL/T. Rowe Price Established Growth Fund - Class A
12/31/2020	2,099	40	0.00	51.535273	35.05	1.50
12/31/2019	1,582	41	0.00	38.161534	29.18	1.50
12/31/2018	1,349	46	0.07	29.541474	(2.90)	1.50
12/31/2017	1,674	55	0.06	30.422470	31.64	1.50
12/31/2016	1,302	56	0.00	23.110274	(0.08)	1.50
JNL/T. Rowe Price Mid-Cap Growth Fund - Class A
12/31/2020	3,142	41	0.00	75.744580	21.71	1.50
12/31/2019	3,181	51	0.00	62.232658	29.52	1.50
12/31/2018	2,758	57	0.00	48.047615	(3.92)	1.50
12/31/2017	3,337	67	0.00	50.005403	22.62	1.50
12/31/2016	2,918	72	0.00	40.781237	4.50	1.50
JNL/T. Rowe Price Short-Term Bond Fund - Class A
12/31/2020	216	20	0.00	10.618281	2.39	1.50
12/31/2019	246	24	0.00	10.370856	2.54	1.50
12/31/2018	352	35	1.42	10.113552	(0.41)	1.50
12/31/2017	313	31	1.57	10.155345	(0.36)	1.50
12/31/2016	324	32	0.83	10.191748	(0.08)	1.50

+

On June 24, 2019, JNL/RAFI Fundamental U.S. Small Cap Fund and JNL/RAFI Multi-Factor U.S. Equity Fund completed the acquisition of JNL/MC S&P SMid 60 Fund and JNL/MC JNL 5 Fund, respectively, each a separate series in JNL Variable Fund LLC. JNL/MC JNL 5 Fund and JNL/MC S&P SMid 60 Fund, respectively, are considered the accounting survivors for financial reporting purposes, and as a result, the Financial Highlights reflects activity of the funds formerly in JNL Variable Fund LLC for periods prior to June 24, 2019. The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/T. Rowe Price Balanced Fund - Class A - April 27, 2020; JNL/T. Rowe Price Capital Appreciation Fund - Class A - April 24, 2017.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2020
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/T. Rowe Price U.S. High Yield Fund - Class A
12/31/2020	—	—	0.00	11.496530	1.91	1.50
12/31/2019	—	—	0.00	11.281274	8.56	1.50
12/31/2018	—	—	0.00	10.391804	(3.56)	1.50
12/31/2017	—	—	0.00	10.774930	3.18	1.50
12/31/2016+	—	—	0.00	10.442880	4.43 ‡	1.50
JNL/T. Rowe Price Value Fund - Class A
12/31/2020	722	23	0.00	31.810004	8.62	1.50
12/31/2019	495	17	0.00	29.284618	24.23	1.50
12/31/2018	441	19	1.21	23.572548	(10.93)	1.50
12/31/2017	708	27	1.69	26.465436	16.94	1.50
12/31/2016	930	41	1.97	22.631812	9.20	1.50
JNL/Vanguard Capital Growth Fund - Class A
12/31/2020	98	7	0.00	14.846412	15.04	1.50
12/31/2019	—	—	0.00	12.905376	23.96	1.50
12/31/2018	0	0	0.00	10.410960	(3.23)	1.50
12/31/2017+	—	—	0.00	10.757916	8.12 ‡	1.50
JNL/Vanguard Equity Income Fund - Class A
12/31/2020	105	9	0.00	12.063672	1.06	1.50
12/31/2019	35	3	0.00	11.936723	21.90	1.50
12/31/2018	—	—	0.00	9.792295	(7.87)	1.50
12/31/2017+	—	—	0.00	10.628425	6.18 ‡	1.50
JNL/Vanguard Global Bond Market Index Fund - Class A
12/31/2020	—	—	0.00	10.969268	4.02	1.50
12/31/2019	—	—	0.00	10.545430	5.99	1.50
12/31/2018	—	—	0.00	9.949290	(0.61)	1.50
12/31/2017+	—	—	0.00	10.010839	(0.09)‡	1.50
JNL/Vanguard Growth ETF Allocation Fund - Class A
12/31/2020	—	—	0.00	12.845099	11.96	1.50
12/31/2019	—	—	0.00	11.473360	21.05	1.50
12/31/2018	—	—	0.00	9.478324	(9.29)	1.50
12/31/2017+	—	—	0.00	10.449123	4.49 ‡	1.50
JNL/Vanguard International Fund - Class A
12/31/2020	87	5	0.00	17.480883	54.32	1.50
12/31/2019	2	0	0.00	11.327319	28.56	1.50
12/31/2018	1	0	0.00	8.810629	(14.46)	1.50
12/31/2017+	—	—	0.00	10.299710	4.46 ‡	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/T. Rowe Price U.S. High Yield Fund - Class A - April 25, 2016; JNL/Vanguard Capital Growth Fund - Class A - September 25, 2017; JNL/Vanguard Equity Income Fund - Class A - September 25, 2017; JNL/Vanguard Global Bond Market Index Fund - Class A - September 25, 2017; JNL/Vanguard Growth ETF Allocation Fund - Class A - September 25, 2017; JNL/Vanguard International Fund - Class A - September 25, 2017.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2020
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total		Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†		Expenses(%)^
JNL/Vanguard International Stock Market Index Fund - Class A
12/31/2020	—	—	0.00	11.331094	9.15		1.50
12/31/2019	—	—	0.00	10.381103	19.15		1.50
12/31/2018	—	—	0.00	8.712989	(16.30)		1.50
12/31/2017+	—	—	0.00	10.409283	4.72	‡	1.50
JNL/Vanguard Moderate ETF Allocation Fund - Class A
12/31/2020	—	—	0.00	11.797677	8.01		1.50
12/31/2019	—	—	0.00	10.922402	14.05		1.50
12/31/2018	—	—	0.00	9.576444	(6.02)		1.50
12/31/2017+	—	—	0.00	10.190141	1.90	‡	1.50
JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A
12/31/2020	—	—	0.00	12.311859	10.00		1.50
12/31/2019	—	—	0.00	11.193053	17.60		1.50
12/31/2018	—	—	0.00	9.517578	(7.86)		1.50
12/31/2017+	—	—	0.00	10.329595	3.30	‡	1.50
JNL/Vanguard Small Company Growth Fund - Class A
12/31/2020	9	1	0.00	14.682649	20.56		1.50
12/31/2019	8	1	0.00	12.178813	25.38		1.50
12/31/2018	15	2	0.00	9.713781	(9.20)		1.50
12/31/2017+	—	—	0.00	10.698153	7.30	‡	1.50
JNL/Vanguard U.S. Stock Market Index Fund - Class A
12/31/2020	—	—	0.00	15.026994	18.39		1.50
12/31/2019	269	21	0.00	12.692423	28.20		1.50
12/31/2018	0	0	0.00	9.900298	(7.20)		1.50
12/31/2017+	52	5	0.00	10.668274	6.90	‡	1.50
JNL/WCM Focused International Equity Fund - Class A
12/31/2020	—	—	0.00	21.465610	30.05		1.50
12/31/2019	36	2	0.00	16.506137	33.46		1.50
12/31/2018+	—	—	0.00	12.367996	(10.54	)‡	1.50
JNL/Westchester Capital Event Driven Fund - Class A
12/31/2020	—	—	0.00	11.775231	4.72		1.50
12/31/2019	—	—	0.00	11.244709	10.11		1.50
12/31/2018+	—	—	0.00	10.212567	0.13	‡	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/Vanguard International Stock Market Index Fund - Class A - September 25, 2017; JNL/Vanguard Moderate ETF Allocation Fund - Class A - September 25, 2017; JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A - September 25, 2017; JNL/Vanguard Small Company Growth Fund - Class A - September 25, 2017; JNL/Vanguard U.S. Stock Market Index Fund - Class A - September 25, 2017; JNL/WCM Focused International Equity Fund - Class A - August 13, 2018; JNL/Westchester Capital Event Driven Fund - Class A - August 13, 2018.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2020
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/WMC Balanced Fund - Class A
12/31/2020	2,657	98	0.00	27.084935	6.71	1.50
12/31/2019	2,823	111	0.00	25.380803	19.65	1.50
12/31/2018	2,639	124	1.58	21.212230	(4.86)	1.50
12/31/2017	3,160	142	1.36	22.295069	10.82	1.50
12/31/2016	2,875	143	1.26	20.118350	9.17	1.50
JNL/WMC Government Money Market Fund - Class A
12/31/2020	1,794	175	0.18	10.233528	(1.28)	1.50
12/31/2019	949	92	1.55	10.366508	0.03	1.50
12/31/2018	2,220	214	1.15	10.363836	(0.38)	1.50
12/31/2017	782	75	0.11	10.403441	(1.35)	1.50
12/31/2016	1,243	118	0.00	10.546128	(1.48)	1.50
JNL/WMC Value Fund - Class A
12/31/2020	89	3	0.00	29.225069	0.01	1.50
12/31/2019	99	3	0.00	29.223450	25.61	1.50
12/31/2018	99	4	1.72	23.264302	(11.64)	1.50
12/31/2017	125	5	1.68	26.329139	13.49	1.50
12/31/2016	126	5	1.03	23.198966	11.74	1.50
JNL Institutional Alt 25 Fund - Class A
12/31/2020#	—	—	0.00	17.481011	(13.38)	1.50
12/31/2019	6	0	0.00	20.180153	16.68	1.50
12/31/2018	12	1	0.00	17.295936	(8.31)	1.50
12/31/2017	6	0	0.00	18.862935	12.64	1.50
12/31/2016	8	0	0.00	16.746950	4.46	1.50
JNL Institutional Alt 50 Fund - Class A
12/31/2020#	—	—	0.00	16.918215	(12.08)	1.50
12/31/2019	22	1	0.00	19.243138	13.66	1.50
12/31/2018	21	1	0.00	16.930167	(7.60)	1.50
12/31/2017	29	2	0.00	18.321846	8.88	1.50
12/31/2016	14	1	0.00	16.827393	2.55	1.50
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class A
12/31/2020#	—	—	0.00	9.565204	(12.38)	1.50
12/31/2019	—	—	0.00	10.916136	12.93	1.50
12/31/2018+	—	—	0.00	9.666233	(4.97)‡	1.50
JNL/FAMCO Flex Core Covered Call Fund - Class A
12/31/2020#	—	—	0.00	12.476558	(19.69)	1.50
12/31/2019	—	—	0.00	15.535579	19.80	1.50
12/31/2018	9	1	1.13	12.967923	(11.63)	1.50
12/31/2017+	—	—	0.00	14.674043	4.02 ‡	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class A - August 13, 2018; JNL/FAMCO Flex Core Covered Call Fund - Class A - September 25, 2017.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
#

The period is from January 1, 2020 through April 24, 2020 the date the Fund was acquired. The respective acquisitions can be found in Note 1 in the Notes to Financial Statements. Unit values disclosed are as of April 21, 2020. For periods less than one year, ratios have not been annualized.

‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2020
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/FPA + DoubleLine Flexible Allocation Fund - Class A
12/31/2020#	—	—	0.00	12.324475	(15.33)	1.50
12/31/2019	195	13	0.00	14.556230	19.18	1.50
12/31/2018	170	14	1.49	12.213678	(10.18)	1.50
12/31/2017	192	14	0.91	13.597841	9.41	1.50
12/31/2016	192	15	0.88	12.428403	2.13	1.50
JNL/Franklin Templeton Global Fund - Class A
12/31/2020#	—	—	0.00	9.588713	(19.64)	1.50
12/31/2019	369	31	0.00	11.932530	12.81	1.50
12/31/2018	318	30	1.90	10.577433	(16.08)	1.50
12/31/2017	382	30	1.66	12.604642	15.82	1.50
12/31/2016	331	30	2.13	10.883088	8.94	1.50
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A
12/31/2020#	—	—	0.00	11.362384	(14.78)	1.50
12/31/2019	7	1	0.00	13.333073	11.46	1.50
12/31/2018	29	2	0.23	11.962681	(9.83)	1.50
12/31/2017	33	2	0.00	13.266804	13.39	1.50
12/31/2016	41	4	0.00	11.700109	7.43	1.50
JNL/Invesco China-India Fund - Class A
12/31/2020#	—	—	0.00	10.809361	(14.59)	1.50
12/31/2019	64	5	0.21	12.655297	13.21	1.50
12/31/2018	57	5	0.39	11.178564	(18.36)	1.50
12/31/2017	80	6	0.28	13.691893	50.06	1.50
12/31/2016	72	8	1.11	9.124147	(4.83)	1.50
JNL/Mellon S&P 1500 Growth Index Fund - Class A
12/31/2020#	—	—	0.00	12.359618	(7.07)	1.50
12/31/2019	127	10	0.00	13.300164	27.88	1.50
12/31/2018	10	1	0.00	10.400610	(2.78)	1.50
12/31/2017+	51	5	0.00	10.698152	6.98 ‡	1.50
JNL/Mellon S&P 1500 Value Index Fund - Class A
12/31/2020#	—	—	0.00	9.550409	(21.27)	1.50
12/31/2019	—	—	0.00	12.131070	28.39	1.50
12/31/2018	2	0	0.00	9.448964	(11.35)	1.50
12/31/2017+	52	5	0.00	10.658308	6.58 ‡	1.50
JNL/Neuberger Berman Currency Fund - Class A
12/31/2020#	—	—	0.00	9.306753	(2.84)	1.50
12/31/2019	—	—	0.00	9.578777	(1.39)	1.50
12/31/2018+	—	—	0.00	9.713855	(0.37)‡	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/Mellon S&P 1500 Growth Index Fund - Class A - September 25, 2017; JNL/Mellon S&P 1500 Value Index Fund - Class A - September 25, 2017; JNL/Neuberger Berman Currency Fund - Class A - August 13, 2018.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
#

The period is from January 1, 2020 through April 24, 2020 the date the Fund was acquired. The respective acquisitions can be found in Note 1 in the Notes to Financial Statements. Unit values disclosed are as of April 21, 2020. For periods less than one year, ratios have not been annualized.

‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2020
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/Nicholas Convertible Arbitrage Fund - Class A
12/31/2020#	—	—	0.00	10.458439	(3.24)	1.50
12/31/2019	—	—	0.00	10.808759	8.01	1.50
12/31/2018+	—	—	0.00	10.007547	(1.23)‡	1.50
JNL/PPM America Mid Cap Value Fund - Class A
12/31/2020#	—	—	0.00	12.567885	(34.66)	1.50
12/31/2019	60	3	0.00	19.233786	17.49	1.50
12/31/2018	8	0	0.50	16.370180	(21.29)	1.50
12/31/2017	21	1	0.62	20.799176	10.70	1.50
12/31/2016	18	1	0.51	18.788972	25.52	1.50
JNL/PPM America Value Equity Fund - Class A
12/31/2020#	—	—	0.00	13.087204	(28.82)	1.50
12/31/2019	1,105	60	0.00	18.386609	19.99	1.50
12/31/2018	632	41	1.59	15.323302	(15.40)	1.50
12/31/2017	824	45	1.34	18.113250	13.27	1.50
12/31/2016	841	53	1.88	15.991912	19.81	1.50
JNL/S&P Mid 3 Fund - Class A
12/31/2020#	—	—	0.00	8.054664	(36.27)	1.50
12/31/2019	—	—	0.00	12.639530	18.75	1.50
12/31/2018	—	—	0.00	10.643638	(16.50)	1.50
12/31/2017	—	—	0.00	12.747046	10.34	1.50
12/31/2016	3	0	0.00	11.552356	16.15	1.50
JNL/The London Company Focused U.S. Equity Fund - Class A
12/31/2020#	—	—	0.00	12.812475	(19.83)	1.50
12/31/2019	—	—	0.00	15.980944	23.15	1.50
12/31/2018+	—	—	0.00	12.976399	(13.31)‡	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/Nicholas Convertible Arbitrage Fund - Class A - August 13, 2018; JNL/The London Company Focused U.S. Equity Fund - Class A - August 13, 2018.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
#

The period is from January 1, 2020 through April 24, 2020 the date the Fund was acquired. The respective acquisitions can be found in Note 1 in the Notes to Financial Statements. Unit values disclosed are as of April 21, 2020. For periods less than one year, ratios have not been annualized.

‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account III

Notes to Financial Statements

December 31, 2020

NOTE 1. Organization

Jackson National Life Insurance Company (“Jackson”) established Jackson National Separate Account III (the “Separate Account”) on October 23, 1997. The Separate Account commenced operations on April 13, 1998, and is a unit investment trust registered with the Securities Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended. The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board “FASB” Accounting Standards Codification (ASC) Topic 946 Financial Services – Investment Companies.

The Separate Account is a separate investment account of Jackson. Its assets legally belong to Jackson and the obligations under the contracts are the obligation of Jackson but are clearly identified and distinguished from Jackson's other assets and liabilities. The contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson may conduct.

The Separate Account receives and invests, based on the directions of the contract owners, net premiums for individual flexible premium variable annuity contracts issued by Jackson. The contracts can be purchased on a non-tax qualified basis or in connection with certain plans qualifying for favorable federal income tax treatment. The Separate Account contained one-hundred fifty-two (152) Investment Divisions during 2020, but currently contains one-hundred thirty-six (136) Investment Divisions as of December 31, 2020. These Investment Divisions each invested in shares of the following mutual funds (collectively, the “Funds”) during the year ended December 31, 2020:

JNL® Series Trust
JNL Aggressive Growth Allocation Fund - Class A(1)	JNL/Invesco Small Cap Growth Fund - Class A
JNL Conservative Allocation Fund - Class A(1)	JNL/JPMorgan Global Allocation Fund - Class A
JNL Growth Allocation Fund - Class A(1)	JNL/JPMorgan Growth & Income Fund - Class A
JNL Institutional Alt 25 Fund - Class A(1)	JNL/JPMorgan Hedged Equity Fund - Class A
JNL Institutional Alt 50 Fund - Class A(1)	JNL/JPMorgan MidCap Growth Fund - Class A
JNL iShares Tactical Growth Fund - Class A	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A
JNL iShares Tactical Moderate Fund - Class A	JNL/Lazard International Strategic Equity Fund - Class A
JNL iShares Tactical Moderate Growth Fund - Class A	JNL/Loomis Sayles Global Growth Fund - Class A
JNL Moderate Allocation Fund - Class A(1)	JNL/Lord Abbett Short Duration Income Fund - Class A
JNL Moderate Growth Allocation Fund - Class A(1)	JNL/Mellon Bond Index Fund - Class A
JNL Multi-Manager Alternative Fund - Class A	JNL/Mellon Communication Services Sector Fund - Class A
JNL Multi-Manager Emerging Markets Equity Fund - Class A	JNL/Mellon Consumer Discretionary Sector Fund - Class A
JNL Multi-Manager Mid Cap Fund - Class A	JNL/Mellon Consumer Staples Sector Fund - Class A
JNL Multi-Manager Small Cap Growth Fund - Class A	JNL/Mellon Dow Index Fund - Class A
JNL Multi-Manager Small Cap Value Fund - Class A	JNL/Mellon Emerging Markets Index Fund - Class A
JNL/American Funds Balanced Fund - Class A	JNL/Mellon Energy Sector Fund - Class A
JNL/American Funds Blue Chip Income and Growth Fund - Class A	JNL/Mellon Equity Income Fund - Class A
JNL/American Funds Capital Income Builder Fund - Class A	JNL/Mellon Financial Sector Fund - Class A
JNL/American Funds Capital World Bond Fund - Class A	JNL/Mellon Healthcare Sector Fund - Class A
JNL/American Funds Global Growth Fund - Class A	JNL/Mellon Index 5 Fund - Class A(1)
JNL/American Funds Global Small Capitalization Fund - Class A	JNL/Mellon Industrials Sector Fund - Class A
JNL/American Funds Growth Allocation Fund - Class A(1)	JNL/Mellon Information Technology Sector Fund - Class A
JNL/American Funds Growth Fund - Class A	JNL/Mellon International Index Fund - Class A
JNL/American Funds Growth-Income Fund - Class A	JNL/Mellon Materials Sector Fund - Class A
JNL/American Funds International Fund - Class A	JNL/Mellon MSCI KLD 400 Social Index Fund - Class A
JNL/American Funds Moderate Growth Allocation Fund - Class A(1)	JNL/Mellon MSCI World Index Fund - Class A
JNL/American Funds New World Fund - Class A	JNL/Mellon Nasdaq® 100 Index Fund - Class A
JNL/AQR Large Cap Defensive Style Fund - Class A	JNL/Mellon Real Estate Sector Fund - Class A
JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class A	JNL/Mellon S&P 1500 Growth Index Fund - Class A
JNL/AQR Managed Futures Strategy Fund - Class A	JNL/Mellon S&P 1500 Value Index Fund - Class A
JNL/BlackRock Advantage International Fund - Class A	JNL/Mellon S&P 400 MidCap Index Fund - Class A
JNL/BlackRock Global Allocation Fund - Class A	JNL/Mellon S&P 500 Index Fund - Class A
JNL/BlackRock Global Natural Resources Fund - Class A	JNL/Mellon Small Cap Index Fund - Class A
JNL/BlackRock Large Cap Select Growth Fund - Class A	JNL/Mellon Utilities Sector Fund - Class A
JNL/Boston Partners Global Long Short Equity Fund - Class A	JNL/MFS Mid Cap Value Fund - Class A
JNL/Causeway International Value Select Fund - Class A	JNL/Morningstar Wide Moat Index Fund - Class A
JNL/ClearBridge Large Cap Growth Fund - Class A	JNL/Neuberger Berman Currency Fund - Class A
JNL/DFA Growth Allocation Fund - Class A(1)	JNL/Neuberger Berman Strategic Income Fund - Class A
JNL/DFA International Core Equity Fund - Class A	JNL/Nicholas Convertible Arbitrage Fund - Class A
JNL/DFA Moderate Growth Allocation Fund - Class A(1)	JNL/PIMCO Income Fund - Class A
JNL/DFA U.S. Core Equity Fund - Class A	JNL/PIMCO Investment Grade Credit Bond Fund - Class A
JNL/DFA U.S. Small Cap Fund - Class A	JNL/PIMCO Real Return Fund - Class A

Jackson National Separate Account III

Notes to Financial Statements

December 31, 2020

JNL/DoubleLine Core Fixed Income Fund - Class A	JNL/PPM America Floating Rate Income Fund - Class A
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	JNL/PPM America High Yield Bond Fund - Class A
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	JNL/PPM America Mid Cap Value Fund - Class A
JNL/DoubleLine Total Return Fund - Class A	JNL/PPM America Small Cap Value Fund - Class A
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class A	JNL/PPM America Total Return Fund - Class A
JNL/FAMCO Flex Core Covered Call Fund - Class A	JNL/PPM America Value Equity Fund - Class A
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A	JNL/RAFI Fundamental Asia Developed Fund - Class A
JNL/First State Global Infrastructure Fund - Class A	JNL/RAFI Fundamental Europe Fund - Class A
JNL/FPA + DoubleLine Flexible Allocation Fund - Class A	JNL/RAFI Fundamental U.S. Small Cap Fund - Class A
JNL/Franklin Templeton Global Fund - Class A	JNL/RAFI Multi-Factor U.S. Equity Fund - Class A
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	JNL/S&P Mid 3 Fund - Class A
JNL/Franklin Templeton Growth Allocation Fund - Class A	JNL/T. Rowe Price Balanced Fund - Class A
JNL/Franklin Templeton Income Fund - Class A	JNL/T. Rowe Price Capital Appreciation Fund - Class A
JNL/Franklin Templeton International Small Cap Fund - Class A	JNL/T. Rowe Price Established Growth Fund - Class A
JNL/Goldman Sachs 4 Fund - Class A(1)	JNL/T. Rowe Price Mid-Cap Growth Fund - Class A
JNL/Goldman Sachs Competitive Advantage Fund - Class A	JNL/T. Rowe Price Short-Term Bond Fund - Class A
JNL/Goldman Sachs Dividend Income & Growth Fund - Class A	JNL/T. Rowe Price U.S. High Yield Fund - Class A
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	JNL/T. Rowe Price Value Fund - Class A
JNL/Goldman Sachs International 5 Fund - Class A	JNL/The London Company Focused U.S. Equity Fund - Class A
JNL/Goldman Sachs Intrinsic Value Fund - Class A	JNL/Vanguard Capital Growth Fund - Class A
JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A(1)	JNL/Vanguard Equity Income Fund - Class A
JNL/Goldman Sachs Managed Conservative Fund - Class A(1)	JNL/Vanguard Global Bond Market Index Fund - Class A(1)
JNL/Goldman Sachs Managed Growth Fund - Class A(1)	JNL/Vanguard Growth ETF Allocation Fund - Class A
JNL/Goldman Sachs Managed Moderate Fund - Class A(1)	JNL/Vanguard International Fund - Class A
JNL/Goldman Sachs Managed Moderate Growth Fund - Class A(1)	JNL/Vanguard International Stock Market Index Fund - Class A(1)
JNL/Goldman Sachs Total Yield Fund - Class A	JNL/Vanguard Moderate ETF Allocation Fund - Class A
JNL/GQG Emerging Markets Equity Fund - Class A	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A
JNL/Harris Oakmark Global Equity Fund - Class A	JNL/Vanguard Small Company Growth Fund - Class A
JNL/Heitman U.S. Focused Real Estate Fund - Class A	JNL/Vanguard U.S. Stock Market Index Fund - Class A(1)
JNL/Invesco China-India Fund - Class A	JNL/WCM Focused International Equity Fund - Class A
JNL/Invesco Diversified Dividend Fund - Class A	JNL/Westchester Capital Event Driven Fund - Class A
JNL/Invesco Global Growth Fund - Class A	JNL/WMC Balanced Fund - Class A
JNL/Invesco Global Real Estate Fund - Class A	JNL/WMC Government Money Market Fund - Class A
JNL/Invesco International Growth Fund - Class A	JNL/WMC Value Fund - Class A

(1) The Fund is a Fund of Fund advised by Jackson National Asset Management, LLC (“JNAM”), an affiliate of Jackson and has no sub-adviser.

JNAM serves as investment adviser for the Funds comprising the JNL Series Trust. JNAM is a wholly-owned subsidiary of Jackson and received fees for its services from each Fund.

The following Funds were sub-advised by an affiliate of Jackson during the year: JNL/PPM America Floating Rate Income Fund, JNL/PPM America High Yield Bond Fund, JNL/PPM America Mid Cap Value Fund, JNL/PPM America Small Cap Value Fund, JNL/PPM America Total Return Fund and JNL/PPM America Value Equity Fund.

During the year ended December 31, 2020, the following Funds changed names effective April 27, 2020:

Prior Fund Name	Current Fund Name	Reason For Change
JNL/American Funds Global Bond Fund	JNL/American Funds Capital World Bond Fund	Name Convention Update
JNL/Crescent High Income Fund	JNL/T. Rowe Price U.S. High Yield Fund	Sub-Adviser Replacement
JNL/Franklin Templeton Mutual Shares Fund	JNL/JPMorgan Growth & Income Fund	Sub-Adviser Replacement
JNL/Lazard Emerging Markets Fund	JNL Multi-Manager Emerging Markets Equity Fund	Sub-Adviser Replacement
JNL/Oppenheimer Global Growth Fund	JNL/Invesco Global Growth Fund	Name Convention Update
JNL/S&P 4 Fund	JNL/Goldman Sachs 4 Fund	Name Convention Update
JNL/S&P Competitive Advantage Fund	JNL/Goldman Sachs Competitive Advantage Fund	Name Convention Update
JNL/S&P Dividend Income & Growth Fund	JNL/Goldman Sachs Dividend Income & Growth Fund	Name Convention Update
JNL/S&P International 5 Fund	JNL/Goldman Sachs International 5 Fund	Name Convention Update
JNL/S&P Intrinsic Value Fund	JNL/Goldman Sachs Intrinsic Value Fund	Name Convention Update
JNL/S&P Managed Aggressive Growth Fund	JNL/Goldman Sachs Managed Aggressive Growth Fund	Name Convention Update
JNL/S&P Managed Conservative Fund	JNL/Goldman Sachs Managed Conservative Fund	Name Convention Update
JNL/S&P Managed Growth Fund	JNL/Goldman Sachs Managed Growth Fund	Name Convention Update

Jackson National Separate Account III

Notes to Financial Statements

December 31, 2020

JNL/S&P Managed Moderate Fund	JNL/Goldman Sachs Managed Moderate Fund	Name Convention Update
JNL/S&P Managed Moderate Growth Fund	JNL/Goldman Sachs Managed Moderate Growth Fund	Name Convention Update
JNL/S&P Total Yield Fund	JNL/Goldman Sachs Total Yield Fund	Name Convention Update
JNL/T. Rowe Price Managed Volatility Balanced Fund	JNL/T. Rowe Price Balanced Fund	Name Convention Update

During the year ended December 31, 2020, the following Fund acquisitions were completed for the corresponding Class A Fund. The Fund that was acquired during the year is no longer available as of December 31, 2020.

Acquired Fund	Acquiring Fund	Date of Acquisition
JNL Conservative Allocation Fund(1)	JNL Conservative Allocation Fund(1)	April 27,2020
JNL Institutional Alt 25 Fund	JNL Moderate Growth Allocation Fund	April 27,2020
JNL Institutional Alt 50 Fund	JNL Moderate Allocation Fund	April 27,2020
JNL iShares Tactical Growth Fund(1)	JNL iShares Tactical Growth Fund(1)	April 27,2020
JNL iShares Tactical Moderate Fund(1)	JNL iShares Tactical Moderate Fund(1)	April 27,2020
JNL iShares Tactical Moderate Growth Fund(1)	JNL iShares Tactical Moderate Growth Fund(1)	April 27,2020
JNL Moderate Allocation Fund(1)	JNL Moderate Allocation Fund(1)	April 27,2020
JNL/American Funds Global Growth Fund(1)	JNL/American Funds Global Growth Fund(1)	April 27,2020
JNL/American Funds Growth Fund(1)	JNL/American Funds Growth Fund(1)	April 27,2020
JNL/DFA U.S. Small Cap Fund(1)	JNL/DFA U.S. Small Cap Fund(1)	April 27,2020
JNL/DoubleLine Total Return Fund(1)	JNL/DoubleLine Total Return Fund(1)	April 27,2020
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	JNL/Franklin Templeton Global Multisector Bond Fund	April 27,2020
JNL/FAMCO Flex Core Covered Call Fund	JNL/JPMorgan Hedged Equity Fund	April 27,2020
JNL/FPA + DoubleLine® Flexible Allocation Fund	JNL/JPMorgan Global Allocation Fund	April 27,2020
JNL/Franklin Templeton Global Fund	JNL/Loomis Sayles Global Growth Fund	April 27,2020
JNL/Goldman Sachs Emerging Markets Debt Fund	JNL/DoubleLine Emerging Markets Fixed Income Fund	April 27,2020
JNL/Invesco China-India Fund	JNL Multi-Manager Emerging Markets Equity Fund	April 27,2020
JNL/Lazard International Strategic Equity Fund(1)	JNL/Lazard International Strategic Equity Fund(1)	April 27,2020
JNL/Mellon Communication Services Sector Fund(2)	JNL/Mellon Communication Services Sector Fund(2)	April 27,2020
JNL/Mellon Consumer Discretionary Sector Fund(2)	JNL/Mellon Consumer Discretionary Sector Fund(2)	April 27,2020
JNL/Mellon Dow Index Fund(2)	JNL/Mellon Dow Index Fund(2)	April 27,2020
JNL/Mellon Energy Sector Fund(2)	JNL/Mellon Energy Sector Fund(2)	April 27,2020
JNL/Mellon Equity Income Fund(1)	JNL/Mellon Equity Income Fund(1)	April 27,2020
JNL/Mellon Financial Sector Fund(2)	JNL/Mellon Financial Sector Fund(2)	April 27,2020
JNL/Mellon Healthcare Sector Fund(2)	JNL/Mellon Healthcare Sector Fund(2)	April 27,2020
JNL/Mellon Information Technology Sector Fund(2)	JNL/Mellon Information Technology Sector Fund(2)	April 27,2020
JNL/Mellon MSCI World Index Fund(2)	JNL/Mellon MSCI World Index Fund(2)	April 27,2020
JNL/Mellon Nasdaq® 100 Index Fund(2)	JNL/Mellon Nasdaq® 100 Index Fund(2)	April 27,2020
JNL/Mellon S&P 1500 Growth Index Fund	JNL/Mellon Nasdaq 100 Index Fund	April 27,2020
JNL/Mellon S&P 1500 Value Index Fund	JNL/Mellon Dow Index Fund	April 27,2020
JNL/Neuberger Berman Currency Fund	JNL/PIMCO Income Fund	April 27,2020
JNL/Nicholas Convertible Arbitrage Fund	JNL Conservative Allocation Fund	April 27,2020
JNL/PIMCO Investment Grade Credit Bond Fund(1)	JNL/PIMCO Investment Grade Credit Bond Fund(1)	April 27,2020
JNL/PPM America Mid Cap Value Fund	JNL/MFS Mid Cap Value Fund	April 27,2020
JNL/PPM America Value Equity Fund	JNL/JPMorgan Growth & Income Fund	April 27,2020
JNL/S&P Mid 3 Fund	JNL/Mellon S&P 400 MidCap Index Fund	April 27,2020
JNL/T. Rowe Price Capital Appreciation Fund(1)	JNL/T. Rowe Price Capital Appreciation Fund(1)	April 27,2020
JNL/The London Company Focused U.S. Equity Fund	JNL/Morningstar Wide Moat Index Fund	April 27,2020
JNL/WCM Focused International Equity Fund(1)	JNL/WCM Focused International Equity Fund(1)	April 27,2020

(1) The purpose of the acquisition was to facilitate an acquisition of a Fund with the same name and investment objective in Jackson Variable Series Trust into a Fund in JNL Series Trust. Although the Fund in Jackson Variable Series Trust was legally dissolved, it is considered the acquiring Fund for financial reporting purposes.

(2) The purpose of the acquisition was to facilitate an acquisition of a Fund with the same name and investment objective in JNL Variable Funds into a Fund in JNL Series Trust. Although the Fund in JNL Variable Funds was legally dissolved, it is considered the acquiring Fund for financial reporting purposes.

Jackson National Separate Account III

Notes to Financial Statements

December 31, 2020

The Net assets are affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses. The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of JNAM.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Net Assets if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and /or if a gain is realized by the contract owner during the free look period.

JNAM allocates purchase payments to Investment Divisions as instructed by the contract owner. Shares of the Investment Divisions are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

NOTE 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investments. The Separate Account’s Investment Divisions’ investments in the corresponding Funds are stated at the closing net asset value (“NAV”) of the respective Fund, which estimates fair value. The average cost method is used in determining the cost of the shares sold on withdrawals by the Investment Divisions of the Separate Account. Investments in the Funds are recorded on trade date for financial reporting purposes. Realized gain distributions and dividend income distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as gain or income to the Investment Divisions of the Separate Account on the ex-dividend date.

Federal Income Taxes. The operations of the Separate Account are taxed as part of the operations of Jackson, which is taxed as a “life insurance company” under the provisions of the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account. Therefore, no federal income tax provision is required. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

FASB ASC Topic 820, “Fair Value Measurement”. As of December 31, 2020, all of the Separate Account’s Investment Divisions’ investment in each of the corresponding Funds are valued at the daily reported net asset value (“NAV”) of the applicable underlying Fund. Investments in the underlying Funds are categorized as Level 1 within FASB ASC Topic 820 fair value hierarchy. On each valuation date, the NAV of each corresponding Fund is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (generally, 4:00 PM Eastern Time). The characterization of the underlying securities held by the Funds in accordance with FASB ASC Topic 820 differs from the characterization of the Separate Account’s Investment Divisions’ investment in the corresponding Funds. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

NOTE 3. Contract Charges

Under the term of the contracts, certain charges are allocated to the contract owner to compensate Jackson for providing the insurance benefits set forth in the contracts, administering the contracts, distributing the contracts, and assuming certain risks in connection with the contracts. These charges result in a reduction in contract unit value or redemptions of contract units in the number of contract units outstanding.

Contract Owner Charges. The following charges are assessed to the contract owner by redemption of contract units outstanding:

Contract Maintenance Charge. An annual contract maintenance charge of $50 is charged against each contract to reimburse Jackson for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary of the contract date that occurs prior to the annuity date or in conjunction with a total withdrawal, as applicable. This charge is only imposed if the contract value is less than $50,000 on the date when the charge is assessed. The charge is deducted by redemption of contract units.

Transfer Charge. A transfer charge of $25 will apply to transfers made by contract owners between the Investment Divisions in excess of 15 transfers in a contract year. Contract year is defined as the succeeding twelve months from the contract issue date. Jackson may waive the

Jackson National Separate Account III

Notes to Financial Statements

December 31, 2020

transfer charge in connection with pre-authorized automatic transfer programs, or in those states where a lesser charge is required. This charge will be deducted from the amount transferred prior to the allocation to a different Investment Division.

Optional Benefit Charges. The following contract owner charges are optional benefit charges:

Guaranteed Minimum Withdrawal Benefit Charge. If this benefit has been selected, Jackson will assess an annual charge of 0.51% to 1.86%, depending on the contract of the guaranteed withdrawal balance. The charge will be deducted each calendar quarter from the contract value by redemption of contract units.

Asset-based Charges. The following charges are assessed to the contract owner by a reduction in contract unit value:

Insurance Charges. Jackson deducts a daily charge for administrative expenses from the net assets of the Separate Account equivalent to an annual rate of 0.15%. The administration charge is designed to reimburse Jackson for administrative expenses related to the Separate Account and its contracts and reduces the contract unit value.

Jackson deducts a daily base contract charge from the net assets of the Separate Account equivalent to an annual rate of 1.35% for the assumption of mortality and expense risks. The mortality risk assumed by Jackson is that the insured may receive benefits greater than those anticipated by Jackson. The expense risk assumed by Jackson is that the actual cost of administering the contracts of the Separate Account may exceed the amount received from the administration charge and the contract maintenance charge.

Premium Taxes. Some states and other governmental entities charge premium taxes or other similar taxes. Jackson pays these taxes and may make a deduction from the value of the contract for them. Premium taxes generally range from 0% to 3.5% depending on the state.

NOTE 4. Related Party Transactions

Contract owners may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of Jackson. These transfers are the result of the contract owner executing fund exchanges. Fund exchanges from the Separate Account to the fixed account are included in transfers between investment divisions, and fund exchanges from the fixed account to the Separate Account are included in purchase payments, as applicable, on the accompanying Statements of Changes in Net Assets.

NOTE 5. Subsequent Events

Management has evaluated subsequent events for the Separate Accounts through the date the financial statements are issued and has concluded there are no events that require adjustments to the financial statements or disclosure in the notes.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Jackson National Life Insurance Company and Contract Owners of Jackson National Separate Account III:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Investment Divisions listed in the Appendix that comprise the Jackson National Separate Account III (the Separate Account) as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix, changes in net assets for the years or periods listed in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each Investment Division as of the date listed in the Appendix, the results of their operations for the year or period listed in the Appendix, the changes in their net assets for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the transfer agent of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Jackson National Life Insurance Company’s Separate Accounts since 1999.

Chicago, Illinois
March 29, 2021

Appendix
Statements of assets and liabilities as of December 31, 2020, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two‑year period then ended.

JNL Aggressive Growth Allocation Fund - Class A
JNL Conservative Allocation Fund - Class A
JNL Growth Allocation Fund - Class A
JNL iShares Tactical Growth Fund - Class A
JNL iShares Tactical Moderate Fund - Class A
JNL iShares Tactical Moderate Growth Fund - Class A
JNL Moderate Allocation Fund - Class A
JNL Moderate Growth Allocation Fund - Class A
JNL Multi-Manager Emerging Markets Equity Fund - Class A(1)
JNL Multi-Manager Mid Cap Fund - Class A
JNL Multi-Manager Small Cap Growth Fund - Class A
JNL Multi-Manager Small Cap Value Fund - Class A
JNL/American Funds Balanced Fund - Class A
JNL/American Funds Blue Chip Income and Growth Fund - Class A
JNL/American Funds Capital Income Builder Fund - Class A
JNL/American Funds Capital World Bond Fund - Class A(1)
JNL/American Funds Global Growth Fund - Class A
JNL/American Funds Global Small Capitalization Fund - Class A
JNL/American Funds Growth Allocation Fund - Class A
JNL/American Funds Growth Fund - Class A
JNL/American Funds Growth-Income Fund - Class A
JNL/American Funds International Fund - Class A
JNL/American Funds Moderate Growth Allocation Fund - Class A
JNL/American Funds New World Fund - Class A
JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class A
JNL/AQR Managed Futures Strategy Fund - Class A
JNL/BlackRock Global Allocation Fund - Class A
JNL/BlackRock Global Natural Resources Fund - Class A
JNL/BlackRock Large Cap Select Growth Fund - Class A
JNL/Boston Partners Global Long Short Equity Fund - Class A
JNL/Causeway International Value Select Fund - Class A
JNL/ClearBridge Large Cap Growth Fund - Class A
JNL/DFA Growth Allocation Fund - Class A
JNL/DFA Moderate Growth Allocation Fund - Class A
JNL/DFA U.S. Core Equity Fund - Class A
JNL/DFA U.S. Small Cap Fund - Class A
JNL/DoubleLine Core Fixed Income Fund - Class A
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A
JNL/DoubleLine Total Return Fund - Class A
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A
JNL/First State Global Infrastructure Fund - Class A
JNL/Franklin Templeton Global Multisector Bond Fund - Class A
JNL/Franklin Templeton Growth Allocation Fund - Class A
JNL/Franklin Templeton Income Fund - Class A
JNL/Franklin Templeton International Small Cap Fund - Class A

JNL/Goldman Sachs 4 Fund - Class A(1)
JNL/Goldman Sachs Competitive Advantage Fund - Class A(1)
JNL/Goldman Sachs Dividend Income & Growth Fund - Class A(1)
JNL/Goldman Sachs International 5 Fund - Class A(1)
JNL/Goldman Sachs Intrinsic Value Fund - Class A(1)
JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A(1)
JNL/Goldman Sachs Managed Conservative Fund - Class A(1)
JNL/Goldman Sachs Managed Growth Fund - Class A(1)
JNL/Goldman Sachs Managed Moderate Fund - Class A(1)
JNL/Goldman Sachs Managed Moderate Growth Fund - Class A(1)
JNL/Goldman Sachs Total Yield Fund - Class A(1)
JNL/GQG Emerging Markets Equity Fund - Class A
JNL/Harris Oakmark Global Equity Fund - Class A
JNL/Heitman U.S. Focused Real Estate Fund - Class A
JNL/Invesco Diversified Dividend Fund - Class A
JNL/Invesco Global Growth Fund - Class A(1)
JNL/Invesco Global Real Estate Fund - Class A
JNL/Invesco International Growth Fund - Class A
JNL/Invesco Small Cap Growth Fund - Class A
JNL/JPMorgan Growth & Income Fund - Class A(1)
JNL/JPMorgan Hedged Equity Fund - Class A
JNL/JPMorgan MidCap Growth Fund - Class A
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A
JNL/Lazard International Strategic Equity Fund - Class A
JNL/Mellon Bond Index Fund - Class A
JNL/Mellon Communication Services Sector Fund - Class A
JNL/Mellon Consumer Discretionary Sector Fund - Class A
JNL/Mellon Consumer Staples Sector Fund - Class A
JNL/Mellon Dow Index Fund - Class A
JNL/Mellon Emerging Markets Index Fund - Class A
JNL/Mellon Energy Sector Fund - Class A
JNL/Mellon Equity Income Fund - Class A
JNL/Mellon Financial Sector Fund - Class A
JNL/Mellon Healthcare Sector Fund - Class A
JNL/Mellon Index 5 Fund - Class A
JNL/Mellon Industrials Sector Fund - Class A
JNL/Mellon Information Technology Sector Fund - Class A
JNL/Mellon International Index Fund - Class A
JNL/Mellon Materials Sector Fund - Class A
JNL/Mellon MSCI KLD 400 Social Index Fund - Class A
JNL/Mellon MSCI World Index Fund - Class A
JNL/Mellon Nasdaq® 100 Index Fund - Class A
JNL/Mellon Real Estate Sector Fund - Class A
JNL/Mellon S&P 400 MidCap Index Fund - Class A
JNL/Mellon S&P 500 Index Fund - Class A
JNL/Mellon Small Cap Index Fund - Class A
JNL/Mellon Utilities Sector Fund - Class A
JNL/MFS Mid Cap Value Fund - Class A
JNL/Morningstar Wide Moat Index Fund - Class A
JNL/Neuberger Berman Strategic Income Fund - Class A

JNL/PIMCO Income Fund - Class A
JNL/PIMCO Investment Grade Credit Bond Fund - Class A
JNL/PIMCO Real Return Fund - Class A
JNL/PPM America Floating Rate Income Fund - Class A
JNL/PPM America High Yield Bond Fund - Class A
JNL/PPM America Small Cap Value Fund - Class A
JNL/PPM America Total Return Fund - Class A
JNL/RAFI Fundamental Asia Developed Fund - Class A
JNL/RAFI Fundamental Europe Fund - Class A
JNL/T. Rowe Price Capital Appreciation Fund - Class A
JNL/T. Rowe Price Established Growth Fund - Class A
JNL/T. Rowe Price Mid-Cap Growth Fund - Class A
JNL/T. Rowe Price Short-Term Bond Fund - Class A
JNL/T. Rowe Price U.S. High Yield Fund - Class A(1)
JNL/T. Rowe Price Value Fund - Class A
JNL/Vanguard Capital Growth Fund - Class A
JNL/Vanguard Equity Income Fund - Class A
JNL/Vanguard Global Bond Market Index Fund - Class A
JNL/Vanguard Growth ETF Allocation Fund - Class A
JNL/Vanguard International Fund - Class A
JNL/Vanguard International Stock Market Index Fund - Class A
JNL/Vanguard Moderate ETF Allocation Fund - Class A
JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A
JNL/Vanguard Small Company Growth Fund - Class A
JNL/Vanguard U.S. Stock Market Index Fund - Class A
JNL/WCM Focused International Equity Fund - Class A
JNL/Westchester Capital Event Driven Fund - Class A
JNL/WMC Balanced Fund - Class A
JNL/WMC Government Money Market Fund - Class A
JNL/WMC Value Fund - Class A

Statements of assets and liabilities as of December 31, 2020, and the related statements of operations and changes in net assets for the period from April 27, 2020 (inception) to December 31, 2020.

JNL Multi-Manager Alternative Fund - Class A
JNL/Loomis Sayles Global Growth Fund - Class A
JNL/Lord Abbett Short Duration Income Fund - Class A
JNL/T. Rowe Price Balanced Fund - Class A

Statements of assets and liabilities as of December 31, 2020, the related statements of operations for the year ended December 31, 2020 and changes in net assets for the year ended December 31, 2020 and for the period from June 24, 2019 (inception) to December 31, 2019.

JNL/AQR Large Cap Defensive Style Fund - Class A
JNL/BlackRock Advantage International Fund - Class A
JNL/DFA International Core Equity Fund - Class A
JNL/JPMorgan Global Allocation Fund - Class A
JNL/RAFI Fundamental U.S. Small Cap Fund - Class A
JNL/RAFI Multi-Factor U.S. Equity Fund - Class A

Statements of operations for the period from January 1, 2020 to April 24, 2020 (closure) and changes in net assets for the period from January 1, 2020 to April 24, 2020 (closure) and the year ended December 31, 2019.

JNL Institutional Alt 25 Fund - Class A
JNL Institutional Alt 50 Fund - Class A
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class A
JNL/FAMCO Flex Core Covered Call Fund - Class A
JNL/FPA + DoubleLine® Flexible Allocation Fund - Class A
JNL/Franklin Templeton Global Fund - Class A
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A
JNL/Invesco China-India Fund - Class A
JNL/Mellon S&P 1500 Growth Index Fund - Class A
JNL/Mellon S&P 1500 Value Index Fund - Class A
JNL/Neuberger Berman Currency Fund - Class A
JNL/Nicholas Convertible Arbitrage Fund - Class A
JNL/PPM America Mid Cap Value Fund - Class A
JNL/PPM America Value Equity Fund - Class A
JNL/S&P Mid 3 Fund - Class A
JNL/The London Company Focused U.S. Equity Fund - Class A

(1) See Note 1 to the financial statements for the former name of the Investment Division.

JACKSON
NATIONAL LIFE INSURANCE COMPANY

Jackson National Life Insurance Company and Subsidiaries

Consolidated Financial Statements (Amended)

December 31, 2020 and 2019

Report of Independent Registered Public Accounting Firm

To the Stockholder and Board of Directors
Jackson National Life Insurance Company and Subsidiaries:

Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated balance sheets of Jackson National Life Insurance Company and Subsidiaries (the Company) as of December 31, 2020 and 2019, the related consolidated income statements, and statements of comprehensive income, equity, and cash flows for each of the years in the three-year period ended December 31, 2020, and the related notes and supplemental schedules I, III, IV, and V (collectively, the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Correction of Misstatements

As discussed in Note 2 to the consolidated financial statements, the 2020, 2019, and 2018 consolidated financial statements have been restated to correct misstatements.

Change in Accounting Principle

As discussed in Note 3 to the consolidated financial statements, the Company has changed its method of accounting for the recognition and measurement of credit losses as of January 1, 2020 due to the adoption of ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.

Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the consolidated financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Liability for future policy benefits for certain variable annuity guarantees

Variable annuity contracts issued by the Company offer guaranteed minimum death benefits (GMDBs) and guaranteed minimum withdrawal benefits (GMWBs). The liability for the non-life contingent component of GMWBs is considered an embedded derivative and reported at fair value. The liability for GMDBs is measured in accordance with the measurement guidance for death and other insurance benefits. As of December 31, 2020, the liability for the non-life contingent component of GMWBs was estimated to be $5.6 billion and the liability for GMDBs was estimated to be $1.4 billion. These liabilities are reported within reserves for future policy benefits and claims payable in the Company’s consolidated balance sheets. As described in Notes 3, 7, and 10 to the consolidated financial statements, the Company estimates the liabilities for the GMDBs and non-life contingent component of the GMWBs using subjective judgments related to capital market assumptions, as well as actuarially determined assumptions related to expectations of future policyholder behavior. The Company regularly evaluates and updates these assumptions, causing adjustment to the estimated liability, if actual experience or other evidence suggests that earlier assumptions should be revised.

We identified the evaluation of certain assumptions used to estimate the value of these liabilities as a critical audit matter. Due the significant measurement uncertainty, this evaluation involved subjective auditor judgment and required specialized skills and knowledge related to the assumptions for mortality, benefit utilization, lapse, and discount rates (for non-life contingent GMWB liabilities) and mortality, lapse, fund performance, and discount rates (for GMDB liabilities).

The following are the primary procedures we performed to address this critical audit matter. With the assistance of actuarial professionals with specialized skills and industry knowledge, we evaluated the design and tested the operating effectiveness of certain internal controls over the Company’s development and selection of assumptions used in the estimation of these liabilities. We involved actuarial professionals with specialized skills and industry knowledge, who assisted in:

•evaluating the appropriateness, and consistency with prior periods, of the Company’s methodology for selecting capital market and policyholder behavior assumptions

•comparing the selected assumptions with the Company’s emerging experience or market trends and evaluating the reasonableness of selected assumptions where deviations from Company experience or market trends were identified

•testing the application of the Company’s estimation methodology and confirming the use of selected assumptions by recalculating the estimated reserve for a selection of policies and comparing the results to the Company’s estimates.

2

Amortization of deferred acquisition costs

For the year ended December 31, 2020, the Company reported amortization of deferred acquisition costs (DAC) of $0.5 billion. A substantial portion of this amortization and the unamortized DAC balance as of December 31, 2020, relates to variable annuity contracts, including contracts with guaranteed benefit riders, which is amortized into income in proportion to estimated gross profits of the relevant contracts. As discussed in Note 3 to the consolidated financial statements, assumptions impacting estimated future gross profits used in the calculation of the amortization of deferred acquisition costs include but are not limited to policyholder behavior assumptions, mortality rates, investment returns and projected hedging costs. The Company regularly evaluates and updates these assumptions, causing adjustments to the estimated gross profits, if actual experience or other evidence suggests that earlier assumptions should be revised.

We identified the evaluation of certain assumptions used to estimate gross profits used in the amortization of DAC as a critical audit matter. Specifically, a high degree of subjective auditor judgment, as well as specialized skills and industry knowledge, were required in evaluating the appropriateness of certain assumptions, including mortality, lapse, benefit utilization rates, investment returns, and projected hedging costs.

The following are the primary procedures we performed to address this critical audit matter. With the assistance of professionals with specialized skills and industry knowledge, we evaluated the design and implementation and tested the operating effectiveness of certain internal controls over the Company’s process for the development and selection of the assumptions used to estimate future gross profits. We involved professionals with specialized skills and industry knowledge, who assisted in:

•evaluating the appropriateness, and consistency with prior periods, of the Company’s methodology for selecting these assumptions

•comparing each of the selected assumptions with the Company’s emerging experience or market trends and evaluating the reasonableness of selected assumptions where deviations from Company experience or market trends were identified

•testing the application of the Company’s estimation methodology and confirming the use of selected assumptions by recalculating the estimates of future gross profits for a selection of policies and comparing the results to the Company’s estimates.

/s/ KPMG LLP

We have served as the Company’s auditor since 1999.

Dallas, Texas
April 12, 2021, except for Note 2, and the correspondingly impacted portions of Notes 3, 4, 5, 6, 7, 8, 9, 13, 14, 15, and 22, and the corresponding impacted supplemental schedules I, III, and V, as to which the date is July 16, 2021

3

Jackson National Life Insurance Company and Subsidiaries
Consolidated Balance Sheets
(In millions, except per share information)

	December 31,
Assets	2020	2019
	(As Restated)
Investments:
Debt securities, available for sale, at fair value, net of allowance for credit losses of $13.6 and nil at December 31, 2020 and 2019, respectively (amortized cost: 2020, $54,052.0; 2019 $53,354.2)	$58,964.3	$56,823.0
Debt Securities, at fair value under fair value option	167.8	151.1
Equity securities, at fair value	174.6	147.7
Mortgage loans, net of allowance for credit losses of $179.2 and $8.9 at December 31, 2020 and 2019, respectively	10,727.5	9,903.6
Policy loans (including $3,454.2 and $3,585.8 at fair value under the fair value option at December 31, 2020 and 2019, respectively)	4,522.8	4,705.7
Freestanding Derivative instruments	2,219.8	1,486.4
Other invested assets	1,958.3	1,766.3
Total investments	78,735.1	74,983.8
Cash and cash equivalents	1,852.9	1,843.8
Accrued investment income	553.4	588.6
Deferred acquisition costs	13,896.5	12,334.4
Reinsurance recoverable, net of allowance for credit losses of $12.6 and nil at December 31, 2020 and 2019, respectively	35,310.6	8,410.2
Deferred income taxes, net	1,035.9	659.9
Receivables from affiliates	228.8	247.8
Other assets	785.7	744.1
Separate account assets	219,062.9	195,070.5
Total assets	$351,461.8	$294,883.1

Liabilities and Equity
Liabilities
Reserves for future policy benefits and claims payable	$21,472.1	$19,151.5
Other contract holder funds	64,293.4	64,048.4
Funds withheld payable under reinsurance treaties, (including $3,626.5 and $3,760.3 at fair value under the fair value option at December 31, 2020 and 2019, respectively)	31,971.5	3,760.3
Debt	533.4	574.7
Securities lending payable	12.3	48.3
Freestanding derivative instruments	56.4	24.3
Other liabilities	4,573.6	2,999.1
Separate account liabilities	219,062.9	195,070.5
Total liabilities	341,975.6	285,717.1

Equity
Common stock, $1.15 par value; authorized 50,000 shares; issued and outstanding 12,000 shares	13.8	13.8
Additional paid-in capital	4,588.3	4,088.3
Shares held in trust	(4.3)	(4.3)
Equity compensation reserve	7.7	0.5
Accumulated other comprehensive income (loss), net of tax expense of $762.4 in 2020 and $347.9 in 2019	3,960.0	2,539.3
Retained earnings	920.7	2,528.4
Total stockholder's equity	9,486.2	9,166.0
Total liabilities and equity	$351,461.8	$294,883.1
See accompanying Notes to Consolidated Financial Statements.

4

Jackson National Life Insurance Company and Subsidiaries
Consolidated Income Statements
(In millions)

	Years Ended December 31,
	2020	2019	2018
	(As Restated)
Revenues
Fee income	$6,504.4	$6,325.0	$6,183.0
Premium	129.7	537.1	5,122.8
Net investment income	2,780.9	3,018.4	2,785.6
Net losses on derivatives and investments	(6,454.2)	(6,716.5)	(809.3)
Other income	64.5	69.5	60.6
Total revenues	3,025.3	3,233.5	13,342.7
Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	1,234.6	1,430.0	6,942.1
Interest credited on other contract holder funds, net of deferrals	1,202.3	1,632.5	1,547.6
Interest expense	43.8	83.6	86.2
Operating costs and other expenses, net of deferrals	807.7	1,907.0	1,340.2
Cost of reinsurance	2,520.1	—	—
Amortization of deferred acquisition and sales inducement costs	(390.1)	(981.4)	1,151.2
Total benefits and expenses	5,418.4	4,071.7	11,067.3
Pretax (loss) income	(2,393.1)	(838.2)	2,275.4
Income tax (benefit) expense	(840.9)	(373.4)	248.4
Net (loss) income	$(1,552.2)	$(464.8)	$2,027.0

See accompanying Notes to Consolidated Financial Statements.

5

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Comprehensive Income
(In millions)

	Years Ended December 31,
	2020	2019	2018
	(As Restated)

Net (loss) income	$(1,552.2)	$(464.8)	$2,027.0

Other comprehensive income, net of tax:
Net unrealized gains (losses) on securities not impaired (net of tax expense (benefit) of: 2020 $599.4; 2019 $677.0; 2018 $(317.4))	2,116.4	2,546.9	(1,193.9)

Change in unrealized gains on securities for which an allowance for credit losses has been recorded (net of tax expense of: 2020 $1.2)	4.4	—	—

Net unrealized losses on other impaired securities (net of tax benefit of: 2019 $0.1; 2018 $0.1)	—	(0.5)	(0.3)

Reclassification adjustment for (losses) gains included in net income (net of tax (benefit) expense of: 2020 $(186.1); 2019 $17.2; 2018 $(23.7))	(700.1)	64.8	(89.2)

Total other comprehensive income (loss)	1,420.7	2,611.2	(1,283.4)
Comprehensive (loss) income	$(131.5)	$2,146.4	$743.6

See accompanying Notes to Consolidated Financial Statements.

6

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Equity
(In millions)

					Accumulated
		Additional		Equity	Other		Total
	Common	Paid-In	Shares Held	Compensation	Comprehensive	Retained	Stockholder's
	Stock	Capital	In Trust	Reserve	Income	Earnings	Equity
Balances as of December 31, 2017 (as restated)	$13.8	$3,816.1	$(18.9)	$10.2	$1,071.4	$2,083.2	$6,975.8

Net income	—	—	—	—	—	2,027.0	2,027.0
Change in unrealized investment gains
and losses, net of tax (as restated)	—	—	—	—	(1,283.4)	—	(1,283.4)
Capital Contribution	—	152.2	—	—	—	—	152.2
Dividends to stockholder	—	—	—	—	—	(451.9)	(451.9)
Cumulative effects of changes in accounting principles, net of tax	—	—	—	—	140.1	(140.1)	—
Shares acquired at cost	—	—	(5.4)	—	—	—	(5.4)
Shares distributed at cost	—	—	12.9	—	—	—	12.9
Reserve for equity compensation plans	—	—	—	(0.2)	—	—	(0.2)
Fair value of shares issued under equity compensation plans	—	—	—	(6.4)	—	—	(6.4)
Balances as of December 31, 2018 (as restated)	13.8	3,968.3	(11.4)	3.6	(71.9)	3,518.2	7,420.6

Net loss	—	—	—	—	—	(464.8)	(464.8)
Change in unrealized investment gains
and losses, net of tax (as restated)	—	—	—	—	2,611.2	—	2,611.2
Capital Contribution	—	120.0	—	—	—	—	120.0
Dividends to stockholder	—	—	—	—	—	(525.0)	(525.0)
Shares acquired at cost	—	—	(2.8)	—	—	—	(2.8)
Shares distributed at cost	—	—	9.9	—	—	—	9.9
Reserve for equity compensation plans	—	—	—	1.2	—	—	1.2
Fair value of shares issued under equity
compensation plans	—	—	—	(4.3)	—	—	(4.3)
Balances as of December 31, 2019 (as restated)	13.8	4,088.3	(4.3)	0.5	2,539.3	2,528.4	9,166.0

Net loss	—	—	—	—	—	(1,552.2)	(1,552.2)
Change in unrealized investment gains
and losses, net of tax (as restated)	—	—	—	—	1,420.7	—	1,420.7
Change in accounting principle, net of tax	—	—	—	—	—	(55.5)	(55.5)
Capital Contribution	—	500.0	—	—	—	—	500.0
Shares acquired at cost	—	—	(17.6)	—	—	—	(17.6)
Shares distributed at cost	—	—	17.6	—	—	—	17.6
Reserve for equity compensation plans	—	—	—	7.6	—	—	7.6
Fair value of shares issued under equity
compensation plans	—	—	—	(0.4)	—	—	(0.4)
Balances as of December 31, 2020 (as restated)	$13.8	$4,588.3	$(4.3)	$7.7	$3,960.0	$920.7	$9,486.2
See accompanying Notes to Consolidated Financial Statements.

7

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Cash Flows
(In millions)

	Years Ended December 31,
	2020	2019	2018
	(As Restated)
Cash flows from operating activities:
Net (loss) income	$(1,552.2)	$(464.8)	$2,027.0
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses on investments	(373.1)	(184.3)	(18.1)
Net losses on derivatives	7,267.0	6,571.0	516.9
Net realized (gains) losses on funds withheld reinsurance treaties	(439.7)	329.8	310.5
Interest credited on other contract holder funds, gross	1,204.6	1,639.6	1,556.1
Mortality, expense and surrender charges	(593.2)	(641.0)	(663.1)
Amortization of discount and premium on investments	56.4	20.3	7.3
Deferred income tax (benefit) expense	(775.6)	(672.9)	134.5
Share-based compensation	44.4	54.8	26.3
Cash (paid to) received from reinsurance transaction	(31.7)	36.6	321.9
Change in:
Accrued investment income	35.2	38.8	36.0
Deferred sales inducements and acquisition costs	(1,359.4)	(1,788.6)	392.1
Income tax accruals	(60.8)	(79.7)	72.2
Other assets and liabilities, net	388.6	(1,059.3)	568.6
Net cash provided by operating activities	3,810.5	3,800.3	5,288.2

Cash flows from investing activities:
Sales, maturities and repayments of:
Debt securities	29,697.0	10,050.9	5,521.0
Equity securities	82.0	470.1	135.5
Mortgage loans	1,200.7	1,242.8	1,028.6
Purchases of:
Debt securities	(27,851.2)	(10,514.9)	(7,873.6)
Equity securities	(115.3)	(129.9)	(559.3)
Mortgage loans	(2,188.7)	(1,750.1)	(1,070.4)
Settlements related to derivatives and collateral on investments	(5,320.7)	7,040.8	1,816.1
Other investing activities	(38.3)	(84.8)	(142.8)
Net cash used in investing activities	(4,534.5)	(7,756.7)	(1,144.9)

Cash flows from financing activities:
Policyholders' account balances:
Deposits	19,631.7	22,633.9	21,009.2
Withdrawals	(23,152.9)	(23,106.4)	(21,972.9)
Net transfers from (to) separate accounts	2,560.6	2,646.2	(225.0)
Net (payments on) proceeds from repurchase agreements	1,100.0	—	—
Net proceeds from (payments on) Federal Home Loan Bank notes	79.9	300.1	(600.1)
Net proceeds from (payments on) debt	13.8	16.1	22.4
Disposition of shares held in trust at cost, net	—	7.1	7.4
Capital contribution from Parent	500.0	86.6	100.0
Payment of cash dividends to Parent	—	(525.0)	(450.0)
Net cash provided by (used in) financing activities	733.1	2,058.6	(2,109.0)

Net increase (decrease) in cash and cash equivalents	9.1	(1,897.8)	2,034.3

Cash and cash equivalents, beginning of year	1,843.8	3,741.6	1,707.3
Cash and cash equivalents, end of year	$1,852.9	$1,843.8	$3,741.6

Supplemental Cash Flow Information
Income tax (received) paid	$(3.8)	$379.3	$35.4
Interest paid	$26.4	$30.8	$33.0
See accompanying Notes to Consolidated Financial Statements.

8

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

1.    Business and Basis of Presentation

Jackson National Life Insurance Company (the “Company” or “Jackson”) is wholly owned by Brooke Life Insurance Company (“Brooke Life” or the “Parent”), which is wholly owned by the US parent, Jackson Financial Inc. (“Jackson Financial”), a majority-owned subsidiary of Prudential plc (“Prudential”), London, England. Jackson, together with its New York life insurance subsidiary, is licensed to sell group and individual annuity products (including immediate, index linked, and deferred fixed and variable annuities) and individual life insurance products, including variable universal life, in all 50 states and the District of Columbia. Jackson also participates in the institutional products market through the issuance of guaranteed investment contracts (“GICs”), funding agreements and medium term note funding agreements.

The consolidated financial statements include accounts, after the elimination of intercompany accounts and transactions, of the following:
•    Life insurers: Jackson and its wholly owned subsidiaries Jackson National Life Insurance Company of New York (“JNY”), Squire Reassurance Company LLC (“Squire Re”), Squire Reassurance Company II, Inc. (“Squire Re II”), VFL International Life Company SPC, LTD and Jackson National Life (Bermuda) LTD;
•    Wholly owned broker-dealer, investment management and investment advisor subsidiaries: Jackson National Life Distributors, LLC, Jackson National Asset Management, LLC;
•    PGDS (US One) LLC (“PGDS”), a wholly owned subsidiary that provides certain services to Jackson and certain affiliates;
•    Other insignificant wholly owned subsidiaries; and
•    Other insignificant partnerships, limited liability companies and variable interest entities (“VIEs”) in which Jackson is deemed the primary beneficiary.

Other
As a result of the spread of the COVID-19 coronavirus, economic uncertainties have arisen which may have an impact on the Company’s capital position. As the economic uncertainties are on-going, the potential impact continues to vary and is unknown at this time. The Company has implemented business continuity plans that were already in place to ensure the availability of services for our customers, work at home capabilities for our staff, where appropriate, and other ongoing risk management activities related to the current ongoing market stress.

On January 28, 2021, Prudential announced that they plan to pursue the separation of its US business operations in 2021.

On June 18, 2020, the Company announced that it had entered into a funds withheld coinsurance agreement with Athene Life Re Ltd. (“Athene”) effective June 1, 2020 to reinsure on 100% quota share basis a block of Jackson’s in-force fixed and fixed-index annuity product liabilities in exchange for a $1.2 billion ceding commission.

Basis of Presentation
The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Intercompany accounts and transactions have been eliminated upon consolidation. Certain amounts in the 2019 notes to the consolidated financial statements have been reclassified to conform to the 2020 presentation, as further described below.

In 2020, the Company revised its income statement presentation of derivatives to include all cash settlements and changes in fair value within one line item. In prior years, the periodic cash settlements with respect to interest rate swap derivatives of $72.6 million and $126.2 million in 2019 and 2018, respectively, were included in net investment income. As a result of this change, the Company has amended the income statement line item description to “Net losses on derivatives and investments” and has reflected this change accordingly within the Company’s Investments (Note 4), Derivative Instruments (Note 5), and Fair Value Measurements (Note 6) disclosures. In addition, this change has also been reflected in Segment Information (Note 14), as the cash settlement portion of the derivative income was previously reflected in net investment income and, therefore, was included in pretax adjusted operating earnings. The
9

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Company believes this presentation to be correct and have added a line to include these settlements in operating revenues. This change was a presentational change only, it did not impact total revenue or operating revenues. The Company concluded this change to be an immaterial correction of an error.

In 2020, the Company updated its disclosure within Investments (Note 4) to disclose the carrying value and maximum exposure to loss for unconsolidated VIEs. The Company determined that the maximum exposure to loss of $1,979.4 million and $1,765.8 million as of December 31, 2019 and 2018, respectively, was not explicitly stated in the Company’s prior financial statements. Additionally, amortized cost was not explicitly stated to be the maximum exposure to loss related to mutual funds in the Company’s prior financial statements. Based on the qualitative disclosures that were provided previously in the Company’s notes to consolidated financial statements, the prior omission of the quantitative information was not deemed to be material.

The Company concluded the correction of the disclosure errors noted above are immaterial. In addition, the Company concluded these errors did not have any impact on its consolidated balance sheets or consolidated statement of cash flows.

Use of Estimates
The preparation of the consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions about future events that affect the amounts reported in the consolidated financial statements and the accompanying notes. Significant estimates or assumptions, as further discussed in the notes, include: 1) valuation of investments and derivative instruments, including fair values of securities deemed to be in an illiquid market and the determination of when an impairment is necessary; 2) assessments as to whether certain entities are variable interest entities, the existence of reconsideration events and the determination of which party, if any, should consolidate the entity; 3) assumptions impacting estimated future gross profits, including but not limited to, policyholder behavior, mortality rates, projected hedging costs, expenses, investment returns and policy crediting rates, used in the calculation of amortization of deferred acquisition costs and deferred sales inducements; 4) assumptions used in calculating policy reserves and liabilities, including but not limited to, policyholder behavior, mortality rates, expenses, investment returns and policy crediting rates; 5) assumptions as to future earnings levels being sufficient to realize deferred tax benefits; 6) estimates related to expectations of credit losses on certain financial assets and off balance sheet exposures; 7) assumptions and estimates associated with the Company’s tax positions, including an estimate of the dividends received deduction, which impact the amount of recognized tax benefits recorded by the Company; 8) value of guaranteed benefits; and 9) value of business acquired, its recoverability and amortization. These estimates and assumptions are based on management’s best estimates and judgments. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors deemed appropriate. As facts and circumstances dictate, these estimates and assumptions may be adjusted. Since future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes in estimates, including those resulting from continuing changes in the economic environment, will be reflected in the consolidated financial statements in the periods the estimates are changed.

2. Restatement of Previously Issued Financial Statements

The Company identified certain errors to its previously issued consolidated financial statements that were material. The nature of the restatement adjustments and the impact of these adjustments on the Consolidated Balance Sheets as of December 31, 2020 and 2019, and Consolidated Statements of Comprehensive Income, Consolidated Statement of Equity, and the Consolidated Statement Cash Flows for each of the three years in the period ended December 31, 2020 and on the Consolidated Income Statement for the year ended December 31, 2020 are discussed further below.

Description of Restatement Adjustments

The categories of restatement adjustments and their impact on the previously issued consolidated financial statements are described below.

Athene reinsurance transaction - The Company identified an error in the accounting for funds withheld related to the reinsurance transaction with Athene entered into on June 1, 2020 (the “Reinsurance Agreement”). The Company previously concluded that the criteria in Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 860-10-40-5 were met, and applied sale accounting for the funds withheld assets. However, upon re-evaluation of this treatment, the Company determined that the funds withheld assets did not qualify for sale accounting
10

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

and should have remained in the consolidated financial statements. For the year ended December 31, 2020 the impact of this change was a $1,300.6 million increase to the previously reported Net Loss of $256.1 million.

Misclassifications and other errors - The Company re-evaluated other accounting matters, unrelated to the Reinsurance Agreement, and management decided to revise these errors to its consolidated financial statements for the years ended December 31, 2020, 2019 and 2018 as part of the overall restatement in order to improve the consistency and comparability of the financial statements in future periods. These adjustments primarily relate to reclassifications associated with derivatives, investments in limited partnerships, reinsurance, deferred acquisition costs, and sales inducements which impact presentation on the applicable consolidated financial statements and related footnotes but did not have a material impact on total net (loss) income, comprehensive (loss) income, or total equity.

The largest impact of these other adjustments was related to the Company previously classifying the reinsurance assets related to the Reassure America Life Insurance Company (“REALIC”) reinsurance transaction in one line as Funds withheld reinsurance assets on the Consolidated Balance Sheets for $3,626.5 million and $3,760.3 million as of December 31, 2020 and 2019, respectively. The Company has reclassified these items to the appropriate asset classifications on the Consolidated Balance Sheets and the related impacts to the consolidated statements of cash flows as presented in the tables below.

Impact of the Restatement:
The impact of the restatement on the Consolidated Balance Sheets as of December 31, 2020 and 2019, the Consolidated Statements of Comprehensive Income, Consolidated Statements of Equity, and Consolidated Statements of Cash Flows for the years ended December 31, 2020, 2019 and 2018 and on the Consolidated Income Statement for the year ended December 31, 2020 were as follows:

	As previously reported		Impact of Adjustments			As restated
Balance Sheets:	December 31,		December 31,			December 31,
	2020	2019	2020		2019	2020	2019
Assets			Athene	Other	Other
Investments:
Debt Securities, available for sale	$34,489.7	$56,823.0	$24,474.6	$ -	$ -	$58,964.3	$56,823.0
Debt Securities, at fair value under fair value option	—	—	—	167.8	151.1	167.8	151.1
Equity securities, at fair value	1,590.4	1,531.8	167.1	(1,582.9)	(1,384.1)	174.6	147.7
Mortgage loans, net of allowance for credit losses	7,742.0	9,903.6	2,985.5	—	—	10,727.5	9,903.6
Policy loans	1,052.0	1,119.9	16.6	3,454.2	3,585.8	4,522.8	4,705.7
Freestanding derivative instruments	2,219.6	1,486.4	0.2	—	—	2,219.8	1,486.4
Other invested assets	375.4	382.2	—	1,582.9	1,384.1	1,958.3	1,766.3
Total investments	47,469.1	71,246.9	27,644.0	3,622.0	3,736.9	78,735.1	74,983.8
Cash and cash equivalents	1,458.7	1,820.4	390.3	3.9	23.4	1,852.9	1,843.8
Accrued investment income	363.4	588.6	189.4	0.6	—	553.4	588.6
Deferred acquisition costs	13,342.5	11,665.2	—	554.0	669.2	13,896.5	12,334.4
Reinsurance recoverable, net of allowance for credit losses	35,263.3	8,410.2	—	47.3	—	35,310.6	8,410.2
Funds withheld reinsurance assets	3,626.5	3,760.3	—	(3,626.5)	(3,760.3)	—	—
Deferred income taxes, net	1,004.4	676.8	24.3	7.2	(16.9)	1,035.9	659.9
Other assets	1,201.8	1,269.5	109.5	(525.6)	(525.4)	785.7	744.1
Total assets	$323,021.4	$294,756.2	$28,357.5	$82.9	$126.9	$351,461.8	$294,883.1
Liabilities and Equity
Liabilities
Reserves for future policy benefits and claims payable	$21,362.9	$19,128.4	$ -	$109.2	$63.1	$21,472.1	$19,191.5
Funds held under reinsurance treaties	3,626.5	3,760.3	28,345.0	—	—	31,971.5	3,760.3
Freestanding derivative instruments	43.1	24.3	13.3	—	—	56.4	24.3
Other liabilities	4,486.6	2,999.1	87.0	—	—	4,573.6	2,999.1
Total liabilities	313,421.1	285,654.0	28,445.3	109.2	63.1	341,975.6	285,717.1
Equity
Accumulated other comprehensive income, net of tax	2,773.5	2,475.5	1,212.8	(26.3)	63.8	3,960.0	2,539.3
Retained earnings	2,221.3	2,528.4	(1,300.6)	—	—	920.7	2,528.4
Total stockholders' equity	9,600.3	9,102.2	(87.8)	(26.3)	63.8	9,486.2	9,166.0
Total liabilities and equity	$323,021.4	$294,756.2	$28,357.5	$82.9	$126.9	$351,461.8	$294,883.1

11

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

	As previously reported			Impact of Adjustments				As restated
Income Statement:	December 31,			December 31,				December 31,
	2020	2019	2018	2020		2019	2018	2020	2019	2018
				Athene	Other	Other	Other
Net investment income	$1,989.1	$2,688.6	$2,475.1	$471.9	$319.9	$329.8	$310.5	$2,780.9	$3,018.4	$2,785.6
Net losses on derivatives and investments	(4,002.9)	(6,386.7)	(498.8)	(2,131.4)	(319.9)	(329.8)	(310.5)	(6,454.2)	(6,716.5)	(809.3)
Total revenues	4,684.8	3,233.5	13,342.7	(1,659.5)	—	—	—	3,025.3	3,233.5	13,342.7
Total benefits and expenses	5,418.4	4,071.7	11,067.3	—	—	—	—	5,418.4	4,071.7	11,067.3
Pretax (loss) income	(733.6)	(838.2)	2,275.4	(1,659.5)	—	—	—	(2,393.1)	(838.2)	2,275.4
Income tax (benefit) expense	(482.0)	(373.4)	248.4	(358.9)	—	—	—	(840.9)	(373.4)	248.4
Net (loss) income	(251.6)	(464.8)	2,027.0	(1,300.6)	—	—	—	(1,552.2)	(464.8)	2,027.0
Statements of Comprehensive Income (Loss):
Net (loss) income	(251.6)	(464.8)	2,027.0	(1,300.6)	—	—	—	(1,552.2)	(464.8)	2,027.0
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities not impaired, net of tax	1,458.8	2,593.9	(1,326.3)	747.7	(90.1)	(47.0)	132.4	2,116.4	2,546.9	(1,193.9)
Reclassification adjustment for gains (losses) included in net income, net of tax	(1,165.2)	64.8	(89.2)	465.1	—	—	—	(700.1)	64.8	(89.2)
Total other comprehensive income (loss)	298.0	2,658.2	(1,415.8)	1,212.8	(90.1)	(47.0)	132.4	1,420.7	2,611.2	(1,283.4)
Comprehensive (loss) income	$46.4	$2,193.4	$611.2	($87.8)	($90.1)	($47.0)	$132.4	($131.5)	$2,146.4	$743.6

	As previously reported			Impact of Adjustments		As restated
Statements of Equity	Accum. OCI	Ret'd earnings	Total Equity	Athene	Other	Accum. OCI	Ret'd earnings	Total Equity

Balances as of Dec. 31, 2017	$1,093.0	$2,083.2	$6,997.4	$—	$(21.6)	$1,071.4	$2,083.2	$6,975.8
Net income	—	2,027.0	2,027.0	—	—	—	2,027.0	2,027.0
Change in unrealized investment gains and losses, net	(1,415.8)	—	(1,415.8)	—	132.4	(1,283.4)	—	(1,283.4)
Balances as of Dec. 31, 2018	(182.7)	3,518.2	7,309.8	—	110.8	(71.9)	3,518.2	7,420.6
Net income	—	(464.8)	(464.8)		—	—	(464.8)	(464.8)
Change in unrealized investment gains and losses, net	2,658.2	—	2,658.2	—	(47.0)	2,611.2	—	2,611.2
Balances as of Dec. 31, 2019	2,475.5	2,528.4	9,102.2	—	63.8	2,539.3	2,528.4	9,166.0
Net income	—	(251.6)	(251.6)	(1,300.6)	—	—	(1,552.2)	(1,552.2)
Change in unrealized investment gains and losses, net	298.0	—	298.0	1,212.8	(90.1)	1,420.7	—	1,420.7
Balances as of Dec. 31, 2020	$2,773.5	$2,221.3	$9,600.3	$(87.8)	$(26.3)	$3,960.0	$920.7	$9,486.2

12

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

	As previously reported			Impact of Adjustments				As restated
Statements of Cash Flow:	December 31,			December 31,				December 31,
	2020	2019	2018	2020		2019	2018	2020	2019	2018
Cash flows from operating activities:				Athene	Other
Net (loss) income	$(251.6)	$(464.8)	$2,027.0	$(1,300.6)	$—	$—	$—	$(1,552.2)	$(464.8)	$2,027.0
Adjustments to reconcile net income to net cash provided by operating activities:									—	—
Net realized (gains) losses on investments	(474.7)	(192.9)	18.6	—	101.6	8.6	(36.7)	(373.1)	(184.3)	(18.1)
Net losses on derivatives	7,368.6	6,579.6	480.1	—	(101.6)	(8.6)	36.8	7,267.0	6,571.0	516.9
Net realized (gains) losses on funds withheld reinsurance treaties	—			(759.6)	319.9	329.8	310.5	(439.7)
Amortization of discount and premium on investments	48.2	20.3	7.3	8.2	—	—	—	56.4	20.3	7.3
Deferred income tax (benefit) expense	(416.9)	(672.9)	134.5	(358.7)	—	—	—	(775.6)	(672.9)	134.5
Change in:					—
Accrued investment income	47.4	38.8	36.0	(12.2)	—	—	—	35.2	38.8	36.0
Other assets and liabilities, net	(222.9)	(161.4)	274.7	1,115.1	(503.6)	(897.9)	293.9	388.6	(1,059.3)	568.6
Net cash provided by operating activities	5,302.0	4,368.4	4,683.7	(1,307.8)	(183.7)	(568.1)	604.5	3,810.5	3,800.3	5,288.2
Cash flows from investing activities:
Principal repayments, maturities, calls and redemptions:
Debt securities	14,683.4	10,050.9	5,521.0	15,013.6	—	—	—	29,697.0	10,050.9	5,521.0
Mortgage loans	1,127.1	1,242.8	1,028.6	73.6	—	—	—	1,200.7	1,242.8	1,028.6
Purchases of:
Debt securities	(16,041.6)	(10,514.9)	(7,873.6)	(11,809.6)	—	—	—	(27,851.2)	(10,514.9)	(7,873.6)
Equity securities	(75.0)	(129.9)	(559.3)	(40.3)	—	—	—	(115.3)	(129.9)	(559.3)
Mortgage loans	(827.1)	(1,750.1)	(1,070.4)	(1,361.6)	—	—	—	(2,188.7)	(1,750.1)	(1,070.4)
Settlements related to derivatives and collateral on investments	—	—	—	(216.0)	(5,104.7)	(7,040.8)	1,816.1	(5,320.7)	(7,040.8)	1,816.1
Other investing activities	(5,345.6)	(7,684.0)	2,334.1	38.4	5,268.9	7,599.2	(2,476.9)	(38.3)	(84.8)	(142.8)
Net cash used in investing activities	(6,396.8)	(8,315.1)	(484.1)	1,698.1	164.2	558.4	(660.8)	(4,534.5)	(7,756.7)	(1,144.9)
Cash flows from financing activities:								—	—	—
Net cash provided by (used in) financing activities	733.1	2,058.6	(2,109.0)	—	—	—	—	733.1	2,058.6	(2,109.0)
Net (decrease) increase in cash and cash equivalents	(361.7)	(1,888.1)	2,090.6	390.3	(19.5)	(9.7)	(56.3)	9.1	(1,897.8)	2,034.3
Cash and cash equivalents, beginning of year	1,820.4	3,708.5	1,617.9	—	23.4	33.1	89.4	1,843.8	3,741.6	1,707.3
Total cash and cash equivalents, end of year	$1,458.7	$1,820.4	$3,708.5	$390.3	$3.9	$23.4	$33.1	$1,852.9	$1,843.8	$3,741.6

13

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

3.    Summary of Significant Accounting Policies

Changes in Accounting Principles – Adopted in Current Year
In June 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-13, “Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments,” which provides a new current expected credit loss (“CECL”) model to account for credit losses on certain financial assets and off-balance sheet exposures. The model requires an entity to estimate lifetime credit losses related to such financial assets and exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. The guidance also modified the current other-than-temporary impairment guidance for available for sale debt securities to require the use of an allowance rather than a direct write down of the investment and replaces existing guidance for purchased credit deteriorated loans and debt securities. The guidance also requires enhanced disclosures. Effective January 1, 2020, the Company adopted ASU 2016-13 and all related amendments with a cumulative effect pre-tax adjustment of $70.2 million to reduce retained earnings, primarily related to the Company’s mortgage loans and reinsurance recoverable.

In August 2018, the FASB issued ASU No. 2018-15, “Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement that is a Service Contract,” which align the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software. Effective January 1, 2020, the Company prospectively adopted ASU 2018-15 and all related amendments to implementation costs incurred during the year. The adoption of ASU 2018-15 did not have a significant effect on the Company’s consolidated financial statements.

In August 2018, the FASB issued ASU No. 2018-13, “Changes to the Disclosure Requirements for Fair Value Measurements,” which modifies the disclosure requirements on fair value measurements. Effective January 1, 2020, the Company adopted ASU No. 2018-13, resulting in revised disclosures within the Company’s consolidated financial statements.

In March 2020, the FASB issued ASU 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting”. The new guidance provides optional expedients for applying GAAP to contracts and other transactions affected by reference rate reform, and is effective for contract modifications made between March 12, 2020 and December 31, 2022. If certain criteria are met, an entity will not be required to remeasure or reassess contracts impacted by reference rate reform. This standard may be elected and applied prospectively as reference rate reform unfolds, but no contracts were modified prior to year-end. The adoption of the new guidance did not have an impact on the consolidated financial statements. The Company will continue to evaluate the impacts of reference rate reform on contract modifications and other transactions through December 31, 2022.

Changes in Accounting Principles – Issued but Not Yet Adopted
In August 2018, the FASB issued ASU No. 2018-12, “Targeted Improvements to the Accounting for Long Duration Contracts,” which includes changes to the existing recognition, measurement, presentation and disclosure requirements for long-duration contracts issued by an insurance entity. The amendments in this Update contain four significant changes: 1) For the calculation of the liability for future policy benefits of nonparticipating traditional and limited-payment insurance and reinsurance contracts, cash flow assumptions and discount rates will be required to be updated at least annually; 2) Market risk benefits, a new term for certain contracts or features that provide for potential benefits in addition to the account balance which exposes the insurer to other than nominal market risk, will be measured at fair value; 3) deferred acquisition costs (“DAC”) will be amortized on a constant-level basis, independent of profitability; and 4) enhanced disclosures, including quantitative information in rollforwards for balance sheet accounts, as well as information about significant inputs, judgments, assumptions and methods used in measurement will be required. ASU No. 2018-12 is effective for fiscal years beginning after December 15, 2022, with required retrospective application to January 1, 2021. Early adoption is permitted. The Company has begun its implementation efforts and is currently assessing the impact of the new guidance. Given the nature and extent of the required changes, the adoption of this standard is expected to have a significant impact on the Company’s consolidated financial statements and disclosures. In addition to the initial balance sheet impact upon adoption, the Company also expects a change in the pattern of future profit emergence.
14

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Comprehensive Income
Comprehensive income includes all changes in stockholders’ equity (except those arising from transactions with owners/stockholders) and, in the Company’s case, includes net income and net unrealized gains or losses on available for sale debt securities.

Investments
Debt securities consist primarily of bonds, notes, and asset-backed securities. Acquisition discounts and premiums on debt securities are amortized into investment income through call or maturity dates using the effective interest method. Discounts and premiums on asset-backed securities are amortized over the estimated redemption period. Certain asset-backed securities are considered to be other than high quality or otherwise deemed to be high-risk, meaning the Company might not recover substantially all of its recorded investment due to unanticipated prepayment events. For these securities, changes in investment yields due to changes in estimated future cash flows are accounted for on a prospective basis. The carrying value of such securities was $174.0 million and $220.1 million as of December 31, 2020 and 2019, respectively.

Debt securities are generally classified as available for sale and are carried at fair value. For debt securities in an unrealized loss position, for which the Company deems an impairment necessary, the amortized cost may be written down to fair value through net losses on derivatives and investments, or an allowance for credit loss (“ACL”) may be recorded along with a charge to net losses on derivatives and investments. This is further described in Note 4.

Equity securities include common stocks, preferred stocks, and mutual funds. All equity securities are carried at fair value with changes in value included in net investment income.

Commercial and residential mortgage loans are generally carried at the aggregate unpaid principal balance, adjusted for any applicable unamortized discount or premium, or ACL. Acquisition discounts and premiums on mortgage loans are amortized into investment income through maturity dates using the effective interest method. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Interest income and amortization of premiums and discounts are reported in net investment income along with prepayment fees and mortgage loan fees, which are recorded as incurred.

The Company reviews mortgage loans on a quarterly basis to estimate the ACL with changes in the ACL recorded in net losses on derivatives and investments. Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The process for determining the ACL is further described in Note 4.

Unfunded commitments are included in the model and an ACL is determined accordingly. Credit loss estimates are pooled by property type and the Company does not include accrued interest in the determination of ACL.

Mortgage loans on real estate deemed uncollectible are charged against the ACL, and subsequent recoveries, if any, are credited to the ACL, limited to the aggregate of amounts previously charged-off.

Accrued interest receivables are presented separate from the amortized cost of debt securities and mortgage loans. An ACL is not estimated on an accrued interest receivable, rather receivable balances that are deemed uncollectible are written off with a corresponding reduction to net investment income.

Policy loans are loans the Company issues to contract holders that use the cash surrender value of their life insurance policy or annuity contract as collateral. At December 31, 2020 and 2019, $3.5 billion and $3.6 billion, respectively, of these loans were carried at fair value, which the Company believes is equal to unpaid principal balances, plus accrued investment income. At both December 31, 2020 and 2019, the Company had $1.1 billion of policy loans not held as collateral for reinsurance, which were carried at the unpaid principal balances.

Other invested assets primarily include investments in Federal Home Loan Bank capital stock, limited partnerships (“LPs”), and real estate. Federal Home Loan Bank capital stock is carried at cost and adjusted for any impairment. Real estate is carried at the lower of depreciated cost or fair value. Carrying values for limited partnership investments are generally determined by using the proportion of the Company’s investment in each fund (Net Asset Value (“NAV”) equivalent) as a practical expedient for fair value, and generally are recorded on a three-month lag, with changes in value included in net investment income.
15

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The Company’s involvement with variable interest entities (“VIEs”) is primarily to invest in assets that gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance the activities of the entity without additional subordinated financial support, or where equity investors lack certain characteristics of a controlling financial interest. The Company performs ongoing qualitative assessments of variable interests in VIEs to determine whether it has a controlling financial interest and would, therefore, be considered the primary beneficiary of the VIE. If the Company determines it is the primary beneficiary of a VIE, it consolidates the assets and liabilities of the VIE in its consolidated financial statements.

Realized gains and losses on sales of investments are recognized in income at the date of sale and are determined using the specific cost identification method.

The changes in unrealized gains and losses on certain investments that are classified as available for sale and the non-credit related portion of other-than-temporary impairment charges, prior to adoption of ASU 2016-13, are excluded from net income and included as a component of other comprehensive income and total equity, net of tax and the effect of the adjustment for deferred acquisition costs and deferred sales inducements. The changes in unrealized gains and losses on investments for which Jackson elected the fair value option are included in net investment income.

Freestanding Derivative Instruments
The Company enters into financial derivative transactions, including, but not limited to, swaps, put-swaptions, futures and options to reduce and manage business risks. These transactions manage the risk of a change in the value, yield, price, cash flows, credit quality or degree of exposure with respect to assets, liabilities or future cash flows which the Company has acquired or incurred. The Company does not account for freestanding derivatives as either fair value or cash flow hedges as might be permitted if specific hedging documentation requirements were followed. As a result, freestanding derivatives are carried at fair value on the balance sheet with settlements and changes in fair value recorded in net losses on derivatives and investments, as further detailed in Note 5.

With respect to the Company’s interest rate swaps and cross-currency swaps, which are further described in Note 5, the Company records the income related to periodic interest payment settlements within net losses on derivatives and investments. Although the Company does not account for these as cash flow hedges, the income from these settlements is considered operating income due to the cash settlement nature and is reported, as such, within the Company’s segment related disclosure within pretax adjusted operating earnings.

The Company manages the potential credit exposure for over-the-counter derivative contracts through evaluation of the counterparty credit standing, collateral agreements, and master netting agreements. The Company is exposed to credit-related losses in the event of nonperformance by counterparties, however, it does not anticipate nonperformance. There were no charges due to nonperformance by derivative counterparties in 2020, 2019, or 2018.

Embedded Derivatives – Product Liabilities
Certain product liabilities, including fixed index annuities and guarantees offered in connection with variable or fixed index annuities issued by the Company, may contain embedded derivatives. Derivatives embedded in certain host insurance contracts that have been separated for accounting and financial reporting purposes, are carried at fair value. The results from changes in value of embedded derivatives are reported in net income, as further detailed in Note 5.

See “Variable Annuity Guarantees” and “Fixed Index Annuities” for additional information on the accounting policies for embedded derivatives bifurcated from insurance host contracts.

Embedded Derivatives – Funds Withheld Reinsurance Agreements
The Company has recorded an embedded derivative liability related to the Athene Reinsurance Agreement (the “Athene Embedded Derivative”) in accordance with ASC 815-15-55-107 and 108,“Derivatives and Hedging Case B: Reinsurer’s Receivable Arising from a Modified Coinsurance Arrangement” as Jackson’s obligation under the Reinsurance Agreement is based on the total return of investments in a segregated funds withheld account rather than Jackson’s own creditworthiness. As the Reinsurance Agreement transfers the economics of the investments in the segregated funds withheld account to Athene, they will receive an investment return equivalent to owning the underlying assets. At inception of the Reinsurance Agreement, the Athene Embedded Derivative was valued at zero. Additionally, the inception fair value of the investments in the segregated funds withheld account differed from their book value and, accordingly, the amortization of this difference is reported in Net Gain/Loss on Derivatives in the Consolidated Income Statement, while the investments are held. Subsequent to the effective date of the Reinsurance Agreement, the Athene Embedded Derivative is measured at fair value with changes reported in Net Losses on
16

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Derivatives and Investments in the Consolidated Income Statement. The Athene Embedded Derivative Liability is included in Funds Withheld Payable Under Reinsurance Treaties in the Consolidated Balance Sheet.

See “Athene Reinsurance” for additional information on the Athene Reinsurance Transaction.

Variable Annuity Guarantees
Variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal, income and accumulation benefits. Certain benefits, including non-life contingent components of guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum withdrawal benefits for life (“GMWB for Life”), guaranteed minimum accumulation benefits (“GMAB”) and the reinsurance recoverable on the Company’s guaranteed minimum income benefits (“GMIB”), are recorded at fair value. Guaranteed benefits that are not subject to fair value accounting are accounted for as insurance benefits. Variable annuity embedded derivatives are carried at fair value on the Company’s balance sheet as a component of reserves for future policy benefits and claims payable. The Company discontinued offering the GMIB in 2009 and GMAB in 2011.

The non-life contingent component of GMWB and GMWB for Life contracts consists of those guaranteed withdrawal amounts paid to the contract holder in excess of the account value of the contract, up to the amount of the living benefit base. Withdrawal amounts paid to the contract holder in excess of the living benefit base are considered life contingent, and are accounted for as insurance benefits. GMABs and non-life contingent components of GMWB and GMWB for Life contracts are recorded at fair value with changes in fair value recorded in net losses on derivatives and investments. The fair value of the reserve is based on the expectations of future benefit payments and certain future fees associated with the benefits. At the inception of the contract, the Company attributes to the embedded derivative a portion of rider fees collected from the contract holder, which is then held static in future valuations. Those fees, generally referred to as the attributed fees, are set such that the present value of the attributed fees is equal to the present value of future claims expected to be paid under the guaranteed benefit at the inception of the contract. In subsequent valuations, both the present value of future benefits and the present value of attributed fees are revalued based on current market conditions and policyholder behavior assumptions. The difference between each of the two components represents the fair value of the embedded derivative. Thus, when unfavorable equity market movements cause declines in the contract holder’s account value relative to the guarantee benefit, the valuation of future expected claims would generally increase relative to the measurement performed at the inception of the contract, resulting in an increase in the fair value of the embedded derivative liability (and vice versa).

Fair values for GMWB, GMWB for Life, and GMAB embedded derivatives, as well as GMIB reinsurance recoverables, are calculated using internally developed models because active, observable markets do not exist for those guaranteed benefits.

The fair value calculation is based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts. Estimating these cash flows requires numerous estimates and subjective judgments related to capital market inputs, as well as actuarially determined assumptions related to expectations regarding policyholder behavior. Capital market inputs include expected market rates of return, market volatility, correlations of market index returns to funds, fund performance and discount rates. The more significant actuarial assumptions include benefit utilization by policyholders, lapse, mortality and withdrawal rates. Best estimate assumptions plus risk margins are used as applicable.

At each valuation date, the fair value calculation reflects expected returns based on the greater of LIBOR swap rates and constant maturity treasury rates as of that date to determine the value of expected future cash flows produced in a stochastic process. Volatility assumptions are based on available market data for implied market volatility for durations up to 10 years, grading to a historical volatility level by year 15, where such long-term historical volatility levels contain an explicit risk margin. Risk margins are also incorporated into the model assumptions, particularly for policyholder behavior. Estimates of future policyholder behavior are subjective and are based primarily on the Company’s experience.

The fair value of a liability reflects the effect of nonperformance risk. Nonperformance risk includes, but may not be limited to, a reporting entity’s own credit risk. The Company incorporates nonperformance risk into the fair value calculation through the use of discount rates based on a blend of observed market yields on debt for life insurers with similar credit ratings to the Company and matrix pricing data for expected yields on Jackson Financial debt (either actual debt issuance or indicative quotes) adjusted to operating company levels.
17

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

As markets change, mature and evolve and actual policyholder behavior emerges, management regularly evaluates the appropriateness of its assumptions for this component of the fair value model.

The use of the models and assumptions described above requires a significant amount of judgment. Management believes the aggregation of each of these components results in an amount that the Company would be required to transfer for a liability, or receive for an asset, to or from a willing buyer or seller, if one existed, for those market participants to assume the risks associated with the guaranteed benefits and the related reinsurance. However, the ultimate settlement amount of the asset or liability, which is currently unknown, could be significantly different than this fair value.

Fixed Index Annuities
The equity-linked option associated with fixed index annuities issued by the Company is accounted for at fair value as an embedded derivative on the Company’s consolidated balance sheets as a component of other contract holder funds, with changes in fair value recorded in net income. The fair value is determined using an option-budget method with capital market inputs of market index returns and discount rates as well as actuarial assumptions including lapse, mortality and withdrawal rates. Thus, favorable equity market movements cause increases in future contract holder benefits, resulting in an increase in the fair value of the embedded derivative liability (and vice versa). The Company also establishes a host contract reserve to support the underlying guaranteed account value growth. This host reserve is a component of other contract holder funds on the Company’s consolidated balance sheets. In addition, longevity riders may be issued on fixed index annuities. The benefits for these riders are reserved for as insurance benefits similarly to the life-contingent variable annuity guaranteed benefits described above, and are a component of reserves for future policy benefits and claims payable on the Company’s consolidated balance sheets.

Cash and Cash Equivalents
Cash and cash equivalents primarily include money market instruments and bank deposits.

Fair Value Measurement
Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All financial assets and liabilities measured at fair value are required to be classified into one of the following categories:

Level 1    Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date. Level 1 securities include U.S. Treasury securities and exchange traded equity securities and derivative instruments.

Level 2    Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Most debt securities that are model priced using observable inputs are classified within Level 2. Also included are freestanding and embedded derivative instruments that are priced using models with observable market inputs.

Level 3    Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Embedded derivatives that are valued using unobservable inputs are included in Level 3. Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment may be used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company determines the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. As a result, both observable and unobservable inputs may be used in the determination of fair values that the Company has classified within Level 3.

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices, where available. The Company may also determine fair value based on estimated future cash flows discounted at the
18

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

appropriate current market rate. When appropriate, fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity and risk margins on unobservable inputs.

Where quoted market prices are not available, fair value estimates are made at a point in time, based on relevant market data, as well as the best information about the individual financial instrument. At times, illiquid market conditions may result in inactive markets for certain of the Company’s financial instruments. In such instances, there may be no or limited observable market data for these assets and liabilities. Fair value estimates for financial instruments deemed to be in an illiquid market are based on judgments regarding current economic conditions, liquidity discounts, currency, credit and interest rate risks, loss experience and other factors. These fair values are estimates and involve considerable uncertainty and variability as a result of the inputs selected and may differ materially from the values that would have been used had an active market existed. As a result of market inactivity, such calculated fair value estimates may not be realizable in an immediate sale or settlement of the instrument. In addition, changes in the underlying assumptions used in the fair value measurement technique could significantly affect these fair value estimates.

Refer to Note 6 for further discussion of the methodologies used to determine fair values of the Company’s financial instruments.

Deferred Acquisition Costs
Under current accounting guidance, certain costs that are directly related to the successful acquisition of new or renewal insurance business are capitalized as deferred acquisition costs. These costs primarily pertain to commissions and certain costs associated with policy issuance and underwriting. All other acquisition costs are expensed as incurred.

Deferred acquisition costs are increased by interest thereon and amortized into income in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits, including net losses on derivatives and investments, for annuities and interest-sensitive life products. Due to volatility of certain factors that affect gross profits, including net losses on derivatives and investments, amortization may be a benefit or a charge in any given period. In the event of negative amortization, the related deferred acquisition cost balance is capped at the initial amount capitalized, plus interest. Unamortized deferred acquisition costs are written off when a contract is internally replaced and substantially changed. Deferred acquisition costs are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. The Company’s accounting policy includes reinsurance balances when evaluating recoverability of deferred acquisition costs. Any amount deemed unrecoverable is written off with a charge through deferred acquisition costs amortization. Other than the amounts related to the Athene Reinsurance Transaction, no such write-offs were required for 2020, 2019, and 2018.

As certain available for sale debt securities are carried at fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. This adjustment, along with the change in net unrealized gains (losses) on available for sale debt securities, net of applicable tax, is credited or charged directly to equity as a component of other comprehensive income. At December 31, 2020 and 2019, deferred acquisition costs decreased by $139.8 million and $430.0 million, respectively, to reflect this adjustment.

For variable annuity business, the Company employs a mean reversion methodology that is applied with the objective of adjusting the amortization of deferred acquisition costs that would otherwise be highly volatile due to fluctuations in the level of future gross profits arising from changes in equity market levels. The mean reversion methodology achieves this objective by applying a dynamic adjustment to the assumption for short-term future investment returns. Under this methodology, the projected returns for the next five years are set such that, when combined with the actual returns for the current and preceding two years, the average rate of return over the eight-year period is 7.15% for 2020 and 7.4% for 2019, after external investment management fees. The mean reversion methodology does, however, include a cap and a floor of 15% and 0% per annum, respectively, on the projected return for each of the next five years. At December 31, 2020 and 2019, projected returns under mean reversion were within the range bound by the 15% cap and 0% floor. At December 31, 2020 and 2019, projected returns after the next five years were set at 7.15% and 7.4%, respectively.

The Company evaluated the recoverability of previously established deferred acquisition cost assets in accordance with ASC 944-30-35-22. The Company determined it was appropriate to immediately write-off the remaining deferred
19

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

acquisition costs on the business reinsured to Athene as no future profits will be recognized on this business at this aggregated level of recoverability testing. Accordingly, amortization of deferred acquisition costs for the year ended December 31, 2020 included a write-off of $625.8 million related to the blocks of fixed and fixed-index annuity business, as a result of the Athene transaction.

Deferred Sales Inducements
Under current accounting guidance, certain sales inducement costs that are directly related to the successful acquisition of new or renewal insurance business are capitalized as deferred sales inducement costs. Bonus interest on deferred fixed annuities and contract enhancements on fixed index annuities and variable annuities are capitalized as deferred sales inducements and included in other assets. Deferred sales inducements ("DSI") are increased by interest thereon and amortized into income in proportion to estimated gross profits, including net losses on derivatives and investments. Due to volatility of certain factors that affect gross profits, including net losses on derivatives and investments, amortization may be a benefit or a charge in any given period. In the event of negative amortization, the related deferred sales inducements balance is capped at the initial amount capitalized, plus interest. Unamortized deferred sales inducements are written off when a contract is internally replaced and substantially changed. Deferred sales inducements are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. Any amount deemed unrecoverable is written off with a charge through deferred sales inducements amortization. Other than the amounts related to the Athene Reinsurance Transaction, no such write-offs were required for 2020, 2019 and 2018.

As certain debt securities available for sale are carried at fair value, an adjustment is made to deferred sales inducements equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. This adjustment, along with the change in net unrealized gains (losses) on debt securities available for sale, net of applicable tax, is credited or charged directly to equity as a component of other comprehensive income. At December 31, 2020 and 2019 deferred sales inducements decreased by $1.0 million and $88.6 million, respectively, to reflect this adjustment.

For variable annuity business, the Company employs the same mean reversion methodology as is employed for deferred acquisition costs as described above.

In assessing recoverability for both deferred acquisition costs and deferred sales inducements, the Company evaluates its fixed index annuity and fixed annuity blocks of business separately from its variable annuity business consistent with the manner of acquiring, servicing and measuring profitability of these products.

The Company evaluated the recoverability of previously established deferred acquisition costs and deferred sales inducement assets in accordance with ASC 944-30-35-22. The Company determined it was appropriate to immediately write-off the remaining deferred acquisition costs and deferred sales inducement costs on the business reinsured to Athene as no future profits will be recognized on this business at this aggregated level of recoverability testing. Accordingly, amortization of deferred sales inducement costs for the year ended December 31, 2020 included a write-off of $138.2 million related to the blocks of fixed and fixed-index annuity business, as a result of the Athene transaction.

Actuarial Assumption Changes (Unlocking)
Annually, or as circumstances warrant, the Company conducts a comprehensive review of the assumptions used for its estimates of future gross profits underlying the amortization of deferred acquisition costs and deferred sales inducements, as well as the valuation of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include, but may not be limited to, policyholder behavior, mortality rates, expenses, projected hedging costs, investment returns and policy crediting rates. Based on this review, the cumulative balances of deferred acquisition costs, deferred sales inducements and life and annuity guaranteed benefit reserves are adjusted with a corresponding benefit or charge to net income.

Reinsurance and Funds Withheld Payable Under Reinsurance Treaties
The Company enters into assumed and ceded reinsurance agreements with other companies in the normal course of business. Ceded reinsurance agreements are reported on a gross basis on the Company’s consolidated balance sheets as an asset for amounts recoverable from reinsurers or as a component of other assets or liabilities for amounts, such as premiums, owed to or due from reinsurers. Reinsurance assumed and ceded premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premium income and benefit expenses are reported net of reinsurance assumed and ceded.
20

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Athene Reinsurance (as restated)
On June 18, 2020, the Company announced that it had entered into a funds withheld coinsurance agreement with Athene effective June 1, 2020 to reinsure on 100% quota share basis, a block of Jackson’s in-force fixed and fixed-index annuity product liabilities in exchange for a $1.2 billion ceding commission, which was subject to a post-closing adjustment.

The coinsurance with funds withheld agreement required the Company to establish a segregated account in which the investments supporting the ceded obligations are maintained. While the economic benefits of the investments flow to Athene, the Company retains physical possession and legal ownership of the investments supporting the reserves. Upon closing of the transaction, Jackson placed investments into the segregated account with a statutory book value of $25.6 billion. The investments maintained in the segregated account are valued at statutory carrying value for purposes of determining periodic settlement amounts under the coinsurance agreement. The investments in the segregated account are subject to an investment management agreement between the Company and Apollo Insurance Solutions Group LP (“Apollo”), an Athene affiliate. Further, the investments in the segregated account are not available to settle any policyholder obligations other than those specifically covered by the coinsurance agreement and are not available to settle obligations to general creditors of the Company. The profit and loss with respect to obligations ceded to Athene are included in periodic net settlements pursuant to the coinsurance agreement. To further support its obligations under the coinsurance agreement, Athene procured $1.2 billion in letters of credit for the Company’s benefit and established a trust account for the Company’s benefit, which had a book value of approximately $69.5 million. In September 2020, the post-closing settlement resulted in ceded premium of $6.3 million and a decrease of $28.5 million in ceding commission.

As a result of this transaction, the Company evaluated the recoverability of previously established deferred acquisition costs, deferred sales inducement assets, and of cost of reinsurance assets in accordance with ASC 944-30-35-22. The Company’s accounting policy includes reinsurance balances when evaluating recoverability of DAC and DSI. Accordingly, the Company determined it was appropriate to immediately write-off the remaining DAC, DSI, and the cost of reinsurance on the business reinsured to Athene as no future profits will be recognized on this business at this aggregated level of recoverability testing.

The following table summarizes the impact of the Athene transaction on the consolidated statements of income for the year ended December 31, 2020 (in millions, as restated):

2020 (As Restated)
Contractual ceding commission	$1,202.5
Cost of reinsurance write-off (1)	(2,520.1)
DAC and DSI write-off	(764.0)
Total pretax loss on Athene Reinsurance Transaction	$(2,081.6)
(1) Cost of reinsurance reflects the net impact of the fair value of assets of $30.1 billion and ceded reserves of $27.6 billion.

Swiss-Re Reinsurance
The Company has three retrocession reinsurance agreements (“retro treaties”) with Swiss Reinsurance Company Ltd. (“SRZ”). Pursuant to these retro treaties, the Company ceded to SRZ on a 100% coinsurance basis, subject to pre-existing reinsurance with other parties, certain blocks of business.

As a result, the Company holds certain assets, primarily in the form of policy loans and debt securities, as collateral for the reinsurance recoverable. Investment income and net losses on derivatives and investments earned on assets held as collateral are paid by the Company to the reinsurer, pursuant to the terms of the agreements. Investment income and net losses on derivatives and investments are reported net of net losses on derivatives and investments on funds withheld payable under reinsurance treaties, with no net impact on the Company’s consolidated income statements.

The Company elected the fair value option for assets which are held as collateral for reinsurance, as well as the related established funds withheld payable as further described below. The value of the funds withheld payable is equal to the fair value of the assets held as collateral.

21

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The income credited to reinsurers on the funds withheld payable for the reinsurance agreements is based on the income earned on those assets, which results in an embedded derivative (total return swap). However, for the funds withheld payable, the changes in fair value reported in net losses on derivatives and investments. Accordingly, the embedded derivative is not bifurcated or separately valued.

Receivables from Affiliates
Effective December 30, 2016, the Company executed a reserve financing transaction, whereby, for statutory reporting, the risk on $319.0 million of statutory basis redundant term life reserves was transferred to a third-party reinsurer. In conjunction with the transaction, Squire Re II financed the excess reserves through a surplus note (the “Squire Surplus Note”) issued to an affiliate, Brier Capital LLC (“Brier”), in return for a note receivable from Brier (the “Financing Note”). Quarterly interest payments due under the Financing Note and the Squire Surplus Note are offset against each other and only the net amounts are due. The outstanding principal on the Financing Note and the Squire Surplus Note, each initially $344.0 million, are expected to increase or decrease in relation to changes in the excess reserves financed. The Financing Note, reported in Receivables from Affiliates, matures December 30, 2031 and bears interest at 4.00%. The outstanding balance of both the Financing Note and the Squire Surplus Note was $211.4 million and $247.8 million at December 31, 2020 and 2019, respectively.

Jackson provides a revolving credit facility to Jackson Holdings, LLC, an upstream holding company. There was no outstanding balance at December 31, 2020 or 2019.

Value of Business Acquired
The Company has an intangible asset representing the value of business acquired (“VOBA”), which is included in other assets. In connection with the acquisition of insurance policies and investment contracts in the acquisition of a business, a portion of the purchase price is assigned to the right to receive future gross profits from previously acquired insurance policies and investment contracts. This intangible asset, or VOBA, represents the actuarially estimated present value of future cash flows from the acquired policies. The Company established a VOBA intangible asset for the acquired traditional life insurance products and deferred annuity contracts. This intangible asset is amortized over the life of the business, which approximates 20 years. The unamortized VOBA balance is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits.

Income Taxes
The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as certain foreign jurisdictions.

Jackson files a consolidated federal income tax return with Brooke Life, JNY, and, Squire Re II. Jackson National Life (Bermuda) LTD and VFL International Life Company SPC, LTD are taxed as controlled foreign corporations of Jackson. With the exception of several insignificant wholly owned subsidiaries that are not included in the Jackson consolidated tax return, all other subsidiaries are limited liability companies with all of their interests owned by Jackson. Accordingly, they are not considered separate entities for income tax purposes and, therefore, are taxed as part of the operations of Jackson. Income tax expense is calculated on a separate company basis.

Brooke Life, Jackson, JNY, and Squire Re II have entered into written tax sharing agreements. These tax sharing agreements are generally based on a separate return basis with benefits for credits and losses.

Deferred federal income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to the effects of recording certain invested assets at market value, the deferral of acquisition costs and sales inducements and the provisions for future policy benefits and expenses. Deferred tax assets and liabilities are measured using the tax rates expected to be in effect when such benefits are realized. Jackson is required to test the value of deferred tax assets for realizability. Deferred tax assets are reduced by a valuation allowance if, based on the weight of available positive and negative evidence, it is more likely than not that some portion, or all, of the deferred tax assets will not be realized. In determining the need for a valuation allowance, the Company considers the carryback eligibility of losses, reversal of existing temporary differences, estimated future taxable income and tax planning strategies.

The determination of the valuation allowance for Jackson’s deferred tax assets requires management to make certain judgments and assumptions regarding future operations that are based on historical experience and expectations of
22

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

future performance. In order to recognize a tax benefit in the consolidated financial statements, there must be a greater than fifty percent chance of success of the Company’s position being sustained by the relevant taxing authority with regard to that tax position. Management’s judgments are potentially subject to change given the inherent uncertainty in predicting future performance, which is impacted by such factors as policyholder behavior, competitor pricing and other specific industry and market conditions.

The Company recognizes accrued interest and penalties, if any, related to unrecognized tax benefits as a component of tax expense.

Reserves for Future Policy Benefits and Claims Payable and Other Contract Holder Funds
For traditional life insurance contracts, which include term and whole life, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date or acquisition date as to mortality, interest, lapse and expenses, plus provisions for adverse deviations. These assumptions are not unlocked unless the reserve is determined to be deficient. Interest rate assumptions range from 2.5% to 6.0%. Lapse, mortality, and expense assumptions for recoverability are based primarily on Company experience. The Company’s liability for future policy benefits also includes net liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts, which are further discussed in Note 10.

Group payout annuities consist of a closed block of defined benefit annuity plans. The liability for future benefits for these limited payment contracts is calculated using assumptions as of the acquisition date as to mortality and expense plus provisions for adverse deviation.

In conjunction with a prior acquisition, the Company recorded a fair value adjustment at acquisition related to certain annuity and interest sensitive liability blocks of business to reflect the cost of the interest guarantees within the in-force liabilities, based on the difference between the guaranteed interest rate and an assumed new money guaranteed interest rate at acquisition. This adjustment was recorded in reserves for future policy benefits and claims payable. This reserve is reassessed at the end of each period, taking into account changes in the in-force block. Any resulting change in the reserve is recorded as a change in policy reserve through the consolidated income statements.

For the Company’s interest-sensitive life contracts, liabilities approximate the policyholder’s account value, plus the remaining balance of the fair value adjustment related to previously acquired business. For fixed deferred annuities, the fixed option on variable annuities, guaranteed investment contracts and other investment contracts, the liability is the policyholder’s account value, plus, as applicable, the unamortized balance of the previously mentioned fair value adjustment. The liability for fixed index annuities is based on three components, 1) the imputed value of the underlying guaranteed host contract, 2) the fair value of the embedded option component of the contract, and 3) the liability for guaranteed benefits related to the minimum payments for life rider.

The Company has formed both a special purpose vehicle and a statutory business trust, solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with the Company and secured by the issuance of funding agreements.

Those Medium Term Note instruments issued in a foreign currency have been economically hedged for changes in exchange rates using cross-currency swaps. The unrealized foreign currency gains and losses on those Medium Term Note instruments are included in the carrying value of the trust instruments supported by funding agreements.

Trust instrument liabilities are adjusted to reflect the effects of foreign currency gains and losses using exchange rates as of the reporting date. Foreign currency gains and losses are included in net losses on derivatives and investments.

Jackson and Squire Re are members of the Federal Home Loan Bank of Indianapolis (“FHLBI”) primarily for the purpose of participating in the bank’s mortgage-collateralized loan advance program with short-term and long-term funding facilities. Members are required to purchase and hold a minimum amount of FHLBI capital stock, plus additional stock based on outstanding advances. Advances are in the form of short-term or long-term notes or funding agreements issued to FHLBI.

The Company’s institutional products business is comprised of the guaranteed investment contracts, medium term note funding agreements and FHLBI funding agreement advances described above.
23

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Contingent Liabilities
The Company is a party to legal actions and, at times, regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate their impact on the Company’s financial position. A reserve is established for contingent liabilities if it is probable that a loss has been incurred and the amount is reasonably estimable. It is possible that an adverse outcome in certain of the Company’s contingent liabilities, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company’s financial position. However, it is the opinion of management that the ultimate disposition of contingent liabilities is unlikely to have a material adverse effect on the Company's financial position.

Separate Account Assets and Liabilities
The Company maintains separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. At December 31, 2020 and 2019, the assets and liabilities associated with variable life and annuity contracts were $219.1 billion and $195.1 billion, respectively. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company. Refer to Notes 10 and 15 for additional information regarding the Company’s contractual guarantees. Separate account net investment income, net investment realized and unrealized gains and losses, and the related liability changes are offset within the same line item in the consolidated income statements. Amounts assessed against the contract holders for mortality, variable annuity benefit guarantees, administrative, and other services are reported in revenue as fee income.

Included in the assets and liabilities described above is a Company issued group variable annuity contract designed for use in connection with and issued to the Company’s Defined Contribution Retirement Plan. These deposits are allocated to the Jackson National Separate Account – II, which had balances of $364.5 million and $316.3 million at December 31, 2020 and 2019, respectively. The Company receives administrative fees for managing the funds. These fees are recorded as earned and included in fee income in the consolidated income statements.

Debt
Liabilities for the Company’s debt are primarily carried at an amount equal to the unpaid principal balance. Original issuance discount or premium and any debt issue costs, if applicable, are recognized as a component of interest expense over the period the debt is expected to be outstanding. Refer to Note 11 for further information regarding the Company’s debt.

Share-Based Compensation
As more fully described in Note 17, the Company has certain share award plans that are either equity classified or liability classified.

Revenue and Expense Recognition
Premiums for traditional life insurance are reported as revenues when due. Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts. This association is accomplished through provisions for future policy benefits and the deferral and amortization of certain acquisition costs.

Deposits on interest-sensitive life products and investment contracts, principally deferred annuities and guaranteed investment contracts, are treated as policyholder deposits and excluded from revenue. Revenues consist primarily of investment income and charges assessed against the account value for mortality charges, surrenders, variable annuity benefit guarantees and administrative expenses. Fee income also includes revenues related to asset management fees and certain service fees. Surrender benefits are treated as repayments of the policyholder account. Annuity benefit payments are treated as reductions to the policyholder account. Death benefits in excess of the policyholder account are recognized as an expense when incurred. Expenses consist primarily of the interest credited to policyholder deposits. Underwriting and other direct acquisition expenses are associated with gross profit in order to recognize profit over the life of the business. This is accomplished through deferral and amortization of acquisition costs and sales inducements. Expenses not related to policy acquisition are recognized when incurred.

Investment income is not accrued on securities in default and otherwise where the collection is uncertain. In these cases, receipts of interest on such securities are used to reduce the cost basis of the securities.

24

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Subsequent Events
The Company has evaluated events through April 12, 2021, which is the date the consolidated financial statements were originally issued.

On February 10, 2021, senior leadership changes were announced appointing Laura Prieskorn as Chief Executive Officer and Marcia Wadsten as Chief Financial Officer of the Company.

In connection with the restatement of the consolidated financial statements, the Company has evaluated events through July 16, 2021, the date on which the consolidated financial statements were available to be reissued, and concluded there were no such events that require disclosure.

4.    Investments

Investments are comprised primarily of fixed-income securities and loans, primarily publicly-traded corporate and government bonds, asset-backed securities and mortgage loans. Asset-backed securities include mortgage-backed and other structured securities. The Company generates the majority of its general account deposits from interest-sensitive individual annuity contracts, life insurance products and guaranteed investment contracts on which it has committed to pay a declared rate of interest. The Company's strategy of investing in fixed-income securities and loans aims to ensure matching of the asset yield with the amounts credited to the interest-sensitive liabilities and to earn a stable return on its investments.

Debt Securities
The following table sets forth the composition of the fair value of debt securities at December 31, 2020, classified by rating categories as assigned by nationally recognized statistical rating organizations (“NRSRO”), the National Association of Insurance Commissioners (“NAIC”), or if not rated by such organizations, the Company’s affiliated investment advisor. The Company uses the second lowest rating by an NRSRO when NRSRO ratings are not equivalent and, for purposes of the table, if not otherwise rated by a NRSRO, the NAIC rating of a security is converted to an equivalent NRSRO-style rating. At December 31, 2020, the carrying value of investments rated by the Company’s affiliated investment advisor totaled $959.5 million.

Percent of Total
Debt Securities
Carrying Value
Investment Rating	December 31, 2020
(As Restated)
AAA	19.3%
AA	8.3%
A	31.1%
BBB	38.2%
Investment grade	96.9%
BB	2.4%
B and below	0.7%
Below investment grade	3.1%
Total fixed maturities	100.0%

As restated, at December 31, 2020, based on ratings by NRSROs, of the total carrying value of debt securities in an unrealized loss position, 82% were investment grade, 2% were below investment grade and 16% were not rated. Unrealized losses on debt securities that were below investment grade or not rated were approximately 18% of the aggregate gross unrealized losses on available for sale debt securities.

Corporate securities in an unrealized loss position were diversified across industries. As restated, as of December 31, 2020, the industries accounting for the largest percentage of unrealized losses included financial services (36% of corporate gross unrealized losses) and energy (19%). The largest unrealized loss related to a single corporate obligor was $14.0 million at December 31, 2020.
25

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

In accordance with guidance adopted January 1, 2020 regarding expected credit loss, securities that incurred a credit loss after December 31, 2019 and were still held at December 31, 2020, are presented net of ACL. In accordance with previous guidance, the non-credit other-than-temporary impairment (“OTTI”) loss is presented for securities, where applicable. At December 31, 2020 and 2019, the amortized cost, gross unrealized gains and losses, fair value and OTTI of debt securities or ACL were as follows (in millions, as restated):

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
December 31, 2020	Cost (1)	Credit Loss	Gains	Losses	Value
Debt Securities
U.S. government securities	$5,072.6	$—	$161.8	$114.9	$5,119.5
Other government securities	1,496.6	—	200.7	0.7	1,696.6
Public utilities	6,225.2	—	1,026.0	1.9	7,249.3
Corporate securities	31,846.0	—	3,284.2	41.9	35,088.3
Residential mortgage-backed	893.2	—	74.0	1.2	966.0
Commercial mortgage-backed	3,069.2	—	247.7	3.5	3,313.4
Other asset-backed securities	5,617.0	13.6	100.7	5.1	5,699.0
Total debt securities	$54,219.8	$13.6	$5,095.1	$169.2	59,132,1

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Non-credit
December 31, 2019	Cost (1)	Gains	Losses	Value	OTTI (2)
Debt Securities
U.S. government securities	$5,709.0	$427.5	$0.7	$6,135.8	$—
Other government securities	1,601.3	140.2	0.1	1,741.4	—
Public utilities	6,150.4	602.2	2.3	6,750.3	—
Corporate securities	34,225.8	2,141.3	16.8	36,350.3	—
Residential mortgage-backed	989.3	60.4	1.5	1,048.2	(24.1)
Commercial mortgage-backed	2,948.4	101.5	3.5	3,046.4	0.2
Other asset-backed securities	1,881.1	30.0	9.4	1,901.7	(10.8)
Total debt securities	$53,505.3	$3,503.1	$34.3	$56,974.1	$(34.7)

(1)	Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option.
(2)	Represents the amount of cumulative non-credit OTTI gains (losses) recognized in other comprehensive income for which credit impairments have been recorded.

26

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The amortized cost, allowance for credit losses, gross unrealized gains and losses, and fair value of debt securities at December 31, 2020, by contractual maturity, are shown below (in millions, as restated). Actual maturities may differ from contractual maturities where securities can be called or prepaid with or without early redemption penalties.

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized
	Cost(1)	Credit Loss	Gains	Losses	Fair Value
Due in 1 year or less	$1,718.2	$—	$21.2	$0.1	$1,739.3
Due after 1 year through 5 years	8,478.5	—	646.0	11.5	9,113.0
Due after 5 years through 10 years	16,250.8	—	1,757.6	17.2	17,991.2
Due after 10 years through 20 years	8,308.3	—	1,187.3	40.9	9,454.7
Due after 20 years	9,884.6	—	1,060.6	89.7	10,855.5
Residential mortgage-backed	893.2	—	74.0	1.2	966.0
Commercial mortgage-backed	3,069.2	—	247.7	3.5	3,313.4
Other asset-backed securities	5,617.0	13.6	100.7	5.1	5,699.0
Total	$54,219.8	$13.6	$5,095.1	$169.2	$59,132.1

(1) Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option.

Securities with a carrying value of $123.1 million and $117.5 million at December 31, 2020 and 2019, respectively, were on deposit with regulatory authorities, as required by law in various states in which business is conducted.

Residential mortgage-backed securities (“RMBS”) include certain RMBS, which are collateralized by residential mortgage loans and are neither explicitly nor implicitly guaranteed by U.S. government agencies (“non-agency RMBS”). The Company’s non-agency RMBS include investments in securities backed by prime, Alt-A, and subprime loans as follows (in millions):

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
	Cost(1)	Credit Loss	Gains	Losses	Value
December 31, 2020 (As Restated)
Prime	$285.5	$—	$16.9	$0.7	$301.7
Alt-A	122.0	—	25.5	0.3	147.2
Subprime	61.0	—	13.9	0.2	74.7
Total non-agency RMBS	$468.5	$—	$56.3	$1.2	$523.6

			Gross	Gross
		Amortized	Unrealized	Unrealized	Fair
		Cost(1)	Gains	Losses	Value
December 31, 2019
Prime		$320.8	$13.1	$0.1	$333.8
Alt-A		89.3	25.0	—	114.3
Subprime		80.1	13.0	0.1	93.0
Total non-agency RMBS		$490.2	$51.1	$0.2	$541.1
(1) Amortized cost, apart from carrying value for securities carried at fair value under the fair value option.

The Company defines its exposure to non-agency residential mortgage loans as follows. Prime loan-backed securities are collateralized by mortgage loans made to the highest rated borrowers. Alt-A loan-backed securities are collateralized by mortgage loans made to borrowers who lack credit documentation or necessary requirements to obtain prime borrower rates. Subprime loan-backed securities are collateralized by mortgage loans made to borrowers that have a FICO score of 680 or lower.
27

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The following table summarizes the number of securities, fair value and the gross unrealized losses of debt securities for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual debt securities have been in a continuous loss position (dollars in millions):

	December 31, 2020 (As Restated)			December 31, 2019

	Less than 12 months			Less than 12 months
	Gross	Fair Value		Gross	Fair Value
	Unrealized		# of	Unrealized		# of
	Losses		securities	Losses		securities
U.S. government securities	$114.9	$3,944.7	7	$0.4	$35.3	1
Other government securities	0.7	89.4	7	—	4.0	1
Public utilities	1.9	146.5	17	2.0	177.2	22
Corporate securities	41.4	1,391.1	152	13.3	1,303.6	93
Residential mortgage-backed	1.2	35.3	28	0.8	251.3	27
Commercial mortgage-backed	3.2	151.9	13	3.4	361.9	35
Other asset-backed securities	1.6	824.2	93	8.2	684.2	72
Total temporarily impaired
securities	$164.9	$6,583.1	317	$28.1	$2,817.5	251

	12 months or longer			12 months or longer
	Gross	Fair Value		Gross	Fair Value
	Unrealized		# of	Unrealized		# of
	Losses		securities	Losses		securities
U.S. government securities	$—	$—	—	$0.3	$104.6	2
Other government securities	—	—	—	—	—	—
Public utilities	—	—	—	0.4	8.7	1
Corporate securities	0.5	2.9	3	3.5	108.1	22
Residential mortgage-backed	—	1.8	4	0.7	62.9	43
Commercial mortgage-backed	0.3	9.7	1	0.1	10.5	2
Other asset-backed securities	3.5	47.2	5	1.2	63.2	13
Total temporarily impaired
securities	$4.3	$61.6	13	$6.2	$358.0	83

	Total			Total
	Gross	Fair Value		Gross	Fair Value
	Unrealized		# of	Unrealized		# of
	Losses		securities	Losses		securities
U.S. government securities	$114.9	$3,944.7	7	$0.7	$139.9	3
Other government securities	0.7	89.4	7	—	4.0	1
Public utilities	1.9	146.5	17	2.4	185.9	23
Corporate securities	41.9	1,394.0	155	16.8	1,411.7	115
Residential mortgage-backed	1.2	37.1	32	1.5	314.2	70
Commercial mortgage-backed	3.5	161.6	14	3.5	372.4	37
Other asset-backed securities	5.1	871.4	98	9.4	747.4	85
Total temporarily impaired
securities	$169.2	$6,644.7	330	$34.3	$3,175.5	334

Debt securities in an unrealized loss position as of December 31, 2020 did not require an impairment recognized in earnings as the Company did not intend to sell these debt securities; it is not more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis; and the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation, the Company believes it has the ability to generate adequate amounts of cash from normal operations to meet cash requirements with a reasonable margin of safety without requiring the sale of impaired securities.
28

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

As of December 31, 2020, unrealized losses associated with debt securities are primarily due to widening credit spreads or rising risk free rates since purchase. The Company performed a detailed analysis of the financial performance of the underlying issues in an unrealized loss position and determined that recovery of the entire amortized cost of each impaired security is expected. In addition, mortgage-backed and asset-backed securities were assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities, and prepayment rates. The Company estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. The forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, and other independent market data. Based upon this assessment of the expected credit losses of the security given the performance of the underlying collateral compared to subordination or other credit enhancement, the Company expects to recover the entire amortized cost of each impaired security.

Evaluation of Available For Sale Debt Securities for Credit Loss
For debt securities in an unrealized loss position, management first assesses whether the Company has the intent to sell, or whether it is more likely than not it will be required to sell the security before the amortized cost basis is fully recovered. If either criteria is met, the amortized cost is written down to fair value through net losses on derivatives and investments as an impairment.

Debt securities in an unrealized loss position for which the Company does not have the intent to sell or is not more likely than not to sell the security before recovery to amortized cost are evaluated to determine if the cause of the decline in fair value resulted from credit losses or other factors and includes estimates about the operations of the issuer and future earnings potential.

The credit loss evaluation may consider the extent to which the fair value is below amortized cost; changes in ratings of the security; whether a significant covenant related to the security has been breached; or an issuer has filed or indicated a possibility of filing for bankruptcy, has missed or announced it intends to miss a scheduled interest or principal payment, or has experienced a specific material adverse change that may impair its creditworthiness; judgments about an obligor’s current and projected financial position; an issuer’s current and projected ability to service and repay its debt obligations; the existence of, and realizable value of, any collateral backing the obligations; and the macro-economic and micro-economic outlooks for specific industries and issuers.

In addition to the above, the credit loss review of investments in asset-backed securities includes the review of future estimated cash flows, including expected and stress case scenarios, to identify potential shortfalls in contractual payments. These estimated cash flows are developed using available performance indicators from the underlying assets including current and projected default or delinquency rates, levels of credit enhancement, current subordination levels, vintage, expected loss severity and other relevant characteristics. These estimates reflect a combination of data derived by third parties and internally developed assumptions. Where possible, this data is benchmarked against third-party sources.

For mortgage-backed securities, credit losses are assessed using a cash flow model that estimates the cash flows on the underlying mortgages, using the security-specific collateral characteristics and transaction structure. The model estimates cash flows from the underlying mortgage loans and distributes those cash flows to various tranches of securities, considering the transaction structure and any subordination and credit enhancements existing in that structure. The cash flow model incorporates actual cash flows on the mortgage-backed securities through the current period and then projects the remaining cash flows using a number of assumptions, including prepayment speeds, default rates and loss severity. Specifically, for prime and Alt-A RMBS, the assumed default percentage is dependent on the severity of delinquency status, with foreclosures and real estate owned receiving higher rates, but also includes the currently performing loans. These estimates reflect a combination of data derived by third parties and internally developed assumptions. Where possible, this data is benchmarked against other third-party sources. In addition, these estimates are extrapolated along a default timing curve to estimate the total lifetime pool default rate.

When a credit loss is determined to exist and the present value of cash flows expected to be collected is less than the amortized cost of the security, an allowance for credit loss is recorded along with a charge to net losses on derivatives and investments, limited by the amount that the fair value is less than amortized cost. Any remaining unrealized loss after recording the allowance for credit loss is the non-credit amount and is recorded to other comprehensive income. The allowance for credit loss for specific debt securities may be increased or reversed in subsequent periods due to changes in the assessment of present value of cash flows that are expected to be collected. Any changes to the

29

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

allowance for credit loss is recorded as a provision for (or reversal of) credit loss expense in net losses on derivatives and investments.

When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Accrued interest receivables are presented separate from the amortized cost basis of debt securities. Accrued interest receivables that are determined to be uncollectible are written off with a corresponding reduction to net investment income.

The rollforward of ACL for available for sale securities by sector is as follows (in millions):

December 31, 2020	US government securities	Other government securities	Public utilities	Corporate securities	Residential mortgage-backed	Commercial mortgage-backed	Other asset-backed securities	Total
Balance, beginning of period	$—	$—	$—	$—	$—	$—	$—	$—
Additions for which credit loss was not previously recorded	—	—	—	—	0.3	—	17.2	17.5
Changes for securities with previously recorded credit loss	—	—	—	—	(0.3)	—	(3.6)	(3.9)
Additions for purchases of PCD debt securities (1)	—	—	—	—	—	—	—	—
Reductions for securities disposed	—	—	—	—	—	—	—	—
Securities intended/required to be sold before recovery of amortized cost basis	—	—	—	—	—	—	—	—
Balance, end of period (2)	$—	$—	$—	$—	$—	$—	$13.6	$13.6

(1) Represents purchased credit-deteriorated ("PCD") fixed maturity AFS securities.
(2) Accrued interest receivable on debt securities totaled $432.7 million as of December 31, 2020 and was excluded from the estimate of credit losses.

The following table summarizes net losses on derivatives and investments (in millions, as restated):

	For the Years Ended December 31,
	2020	2019	2018
Available-for-sale securities
Realized gains on sale	$772.0	$302.0	$52.2
Realized losses on sale	(194.7)	(107.0)	(59.8)
Credit loss expense	(13.6)	—	—
Gross impairments	(27.2)	(2.3)	(11.9)
Credit loss expense on mortgage loans	(61.1)	—	—
Other(1)	(102.3)	(8.4)	37.6
Net realized gains excluding derivatives and funds withheld	373.1	184.3	18.1

Net losses on derivative instruments (see Note 5)	(7,267.0)	(6,571.0)	(516.9)
Net realized gains on funds withheld reinsurance treaties (see Note 8)	439.7	(329.8)	(310.5)

Total net losses on derivatives and investments	$(6,454.2)	$(6,716.5)	$(809.3)
(1) Includes the foreign currency gain or loss related to foreign denominated mortgage loans and trust instruments supporting funding agreements.

Net realized gains on funds withheld reinsurance treaties represents income from the sale of investments held in segregated funds withheld accounts in support of reinsurance agreements for which Jackson retains legal ownership of the underlying investments. These realized gains are increased or decreased by changes in the embedded derivative liability related to the Athene Reinsurance Agreement and also includes (i) changes in the related funds withheld payable, as all economic benefits of the investments held in the segregated accounts inure to the benefit of the reinsurers under the respective reinsurance agreements, and (ii) amortization of the difference between book value and fair value of the investments as of the effective date of the reinsurance agreements.

30

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The aggregate fair value of securities sold at a loss for the years ended December 31, 2020, 2019, and 2018 was $7,608.0 million, $2,305.4 million and $3,903.1 million, respectively, which was approximately 97%, 96%, and 99% of book value, respectively.

The following summarizes the activity for credit losses recognized in net income on securities where an other-than-temporary impairment was identified, and the non-credit portion of the other-than-temporary impairment was included in other comprehensive income for the year ended December 31, 2019 (in millions):

2019
Cumulative credit loss beginning balance	$200.9
Additions:
New credit losses	1.1
Incremental credit losses	1.3
Reductions:
Securities sold, paid down or disposed of	(20.8)
Securities where there is intent to sell	(1.1)
Cumulative credit loss ending balance	$181.4

There are inherent uncertainties in assessing the fair values assigned to the Company’s investments and in determining whether a decline in fair value is other-than-temporary. The Company’s reviews of net present value and fair value involve several criteria including economic conditions, credit loss experience, other issuer-specific developments and estimated future cash flows. These assessments are based on the best available information at the time. Factors such as market liquidity, the widening of bid/ask spreads and a change in the cash flow assumptions can contribute to future price volatility. If actual experience differs negatively from the assumptions and other considerations used in the consolidated financial statements, unrealized losses currently reported in accumulated other comprehensive income may be recognized in the consolidated income statements in future periods.

The Company currently has no intent to sell securities with unrealized losses considered to be temporary until they mature or recover in value and believes that it has the ability to do so. However, if the specific facts and circumstances surrounding an individual security, or the outlook for its industry sector change, the Company may sell the security prior to its maturity or recovery and realize a loss.

Unconsolidated VIEs
The Company invests in certain limited partnerships (“LPs”) and limited liability companies (“LLCs”) that they have concluded are VIEs. Based on the analysis of these entities, the Company is not the primary beneficiary of the VIEs as it does not have the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance. In addition, the Company does not have the obligation to absorb losses, or the right to receive benefits that could potentially be significant to the entities. Therefore, the Company does not consolidate these VIEs and the carrying amounts of the Company’s investments in these LPs and LLCs are recognized in other invested assets on the consolidated balance sheets. Unfunded commitments for these investments are detailed in Note 15. The Company’s exposure to loss is limited to the capital invested and unfunded commitments related to the LPs and LLCs, which was $2,598.4 million and $1,979.4 million as of December 31, 2020 and 2019, respectively. The capital invested in an LP or LLC equals the original capital contributed, increased for additional capital contributed after the initial investment, and reduced for any returns of capital from the LP or LLC. LPs and LLCs are carried at fair value as described in Note 3.

The Company invests in certain mutual funds that it has concluded are VIEs. Based on the analysis of these entities, the Company is not the primary beneficiary of the VIEs. Mutual funds for which the Company does not have the obligation to absorb losses or the right to receive benefits that could potentially be significant to the entities are recognized in equity securities on the consolidated balance sheets and were $130.2 million and $135.8 million as of December 31, 2020 and 2019, respectively. The Company’s maximum exposure to loss on these mutual funds is limited to the amortized cost for these investments.

The Company makes investments in structured debt securities issued by VIEs for which they are not the manager. These structured debt securities include RMBS, CMBS, and ABS. The Company does not consolidate the

31

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

securitization trusts utilized in these transactions because they do not have the power to direct the activities that most significantly impact the economic performance of these securitization trusts. The Company does not consider their continuing involvement with these VIEs to be significant because they either invest in securities issued by the VIE and were not involved in the design of the VIE or no transfers have occurred between the Company and the VIE. The Company’s maximum exposure to loss on these structured debt securities is limited to the amortized cost of these investments. The Company does not have any further contractual obligations to the VIE. The Company recognizes the variable interest in these VIEs at fair value on the consolidated balance sheets.

Commercial Mortgage Loans
As restated, commercial mortgage loans of $10.2 billion and $9.9 billion at December 31, 2020 and 2019, respectively, are reported net of an allowance for credit losses of $164.7 million and $8.9 million at each date, respectively. At December 31, 2020, commercial mortgage loans were collateralized by properties located in 39 states, the District of Columbia, and Europe. Accrued interest receivable on commercial mortgage loans was $32.3 million and $31.4 million at December 31, 2020 and 2019, respectively.

Residential Mortgage Loans
As restated, residential mortgage loans of $448.6 million and nil at December 31, 2020 and 2019, respectively, are reported net of an allowance for credit losses of $14.5 million and nil at each date, respectively. Loans were collateralized by properties located in 47 states and the District of Columbia. As of December 31, 2020, the portfolio was current and accruing interest, and all loans were in good standing, less than 90 days overdue. Accrued interest receivable on residential mortgage loans was $2.9 million and nil at December 31, 2020 and 2019, respectively.

Mortgage Loan Concessions
In response to the adverse economic impact of the COVID-19 Pandemic, the Company granted concessions to certain of its commercial mortgage loan borrowers, including payment deferrals and other loan modifications. The Company has elected the option under the Coronavirus Aid, Relief, and Economic Security Act, the Consolidated Appropriations Act of 2021, and the Interagency Statement on Loan Modifications and Reporting for Financial Institutions Working with Customers Affected by the Coronavirus (Revised) issued by bank regulatory agencies, not to account for or report qualifying concessions as troubled debt restructurings and does not classify such loans as past due during the payment deferral period. Additionally, in accordance with the FASB’s published response to a COVID-19 Pandemic technical inquiry, the Company continues to accrue interest income on such loans that have deferred payment. For some commercial mortgage loan borrowers (principally in the hotel and retail sectors), the Company granted concessions which were primarily interest and/or principal payment deferrals generally ranging from 6 to 14 months and, to a much lesser extent, maturity date extensions. Repayment periods are generally within one year but may extend until maturity date. Deferred commercial mortgage loan interest and principal payments were $16.2 million at December 31, 2020. The concessions granted had no impact on the Company’s results of operations or financial position as the Company has not granted concessions that would have been disclosed and accounted for as troubled debt restructurings.

Evaluation for Credit Losses on Mortgage Loans
The Company reviews mortgage loans on a quarterly basis to estimate the ACL with changes in the ACL recorded in net losses on derivatives and investments. Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level. The model forecasts net operating income and property values for the economic scenario. The debt service coverage ratios (“DSCR”) and loan to values (“LTV”) are calculated over the forecastable period by comparing the projected net operating income and property valuations to the loan payment and principal amounts of each loan. The model utilizes historical mortgage loan performance based on DSCRs and LTV to derive probability of default and expected losses based on the economic scenario that is similar to the Company’s expectations of economic factors such as unemployment, GDP growth, and interest rates. The Company determined the forecastable period to be reasonable and supportable for a period of two years beyond the end of the reporting period. Over the following one-year period, the model reverts to the historical performance of the portfolio for the remainder of the contractual term of the loans. In cases where the Company does not have an appropriate length of historical performance, the relevant historical rate from an index or the lifetime expected credit loss calculated from the model may be used.

Unfunded commitments are included in the model and an ACL is determined accordingly. Credit loss estimates are pooled by property type and the Company does not include accrued interest in the determination of ACL.

32

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

For individual loans or for types of loans for which the third-party model is deemed not suitable, the Company utilizes relevant current market data, industry data, and publicly available historical loss rates to calculate an estimate of the lifetime expected credit loss.

Mortgage loans on real estate deemed uncollectible are charged against the ACL, and subsequent recoveries, if any, are credited to the ACL, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Mortgage loans on real estate are presented net of the allowance for credit losses on the consolidated balance sheets.

The following table provides a summary of the allowance for credit losses in the Company’s mortgage loan portfolios at December 31, 2020 and 2019 (in millions):

2020 (As Restated)	Apartment	Hotel	Office	Retail	Warehouse	Residential Mortgage	Total
Balance at beginning of year	$3.7	$0.8	$1.1	$2.0	$1.3	—	$8.9
Cumulative effect of change in
accounting principle	23.6	5.0	7.8	10.3	15.3	—	62.0
Charge offs, net of recoveries	—	—	—	—	—	—	—
Additions from purchase of PCD
mortgage loans	—	—	—	—	—	—	—
Provision (release)	30.6	28.1	16.0	11.9	7.2	14.5	108.3
Balance at end of year (1)	$57.9	$33.9	$24.9	$24.2	$23.8	$14.5	$179.2

2019	Apartment	Hotel	Office	Retail	Warehouse	Total
Balance at beginning of year	$1.9	$0.7	$0.9	$1.5	$0.4	$5.4
Charge offs, net of recoveries	—	—	—	—	—	—
Additions from purchase of PCD
mortgage loans	—	—	—	—	—	—
Provision (release)	1.8	0.1	0.2	0.5	0.9	3.5
Balance at end of year (1)	$3.7	$0.8	$1.1	$2.0	$1.3	$8.9

(1) Accrued interest receivable totaled $32.3 million and $31.4 million as of December 31, 2020 and 2019, respectively, and was excluded from the estimate of credit losses.

As of December 31, 2020 and 2019, the Company’s mortgage loan portfolio is current and accruing interest. Delinquency status is determined from the date of the first missed contractual payment.

At December 31, 2020 and 2019, there was no recorded investment, no unpaid principal balance, no related loan allowance, no average recorded investment, and no investment income recognized on impaired loans.

33

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The following tables provide information about the credit quality and vintage year of commercial mortgage loans (in millions, as restated):

	2020	2019	2018	2017	2016	Prior	Revolving Loans	Total	% of Total
Loan to value ratios:
Less than 70%	$1,346.5	$1,315.0	$1,752.8	$1,678.7	$1,320.5	$1,846.3	$4.0	$9,263.8	90%
70% - 80%	66.2	348.1	127.9	80.0	94.3	128.5	—	845.0	8%
80% - 100%	—	91.7	4.9	46.8	—	26.7	—	170.1	2%
Total	$1,412.7	$1,754.8	$1,885.6	$1,805.5	$1,414.8	$2,001.5	$4.0	$10,278.9	100%
Debt service coverage ratios:
Loan to value ratios:
Greater than 1.20x	$1,078.4	$1,601.7	$1,738.0	$1,794.4	$1,408.8	$1,880.6	$4.0	$9,505.9	93%
1.00x - 1.20x	334.3	137.9	89.7	11.1	—	88.8		661.8	6%
80% - 100%	—	15.2	57.9	—	6.0	32.1		111.2	1%
Total	$1,412.7	$1,754.8	$1,885.6	$1,805.5	$1,414.8	$2,001.5	$4.0	$10,278.9	100%

	December 31, 2020 (As Restated)
	In Good Standing (1)	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$3,905.3	$—	$—	$—	$3,905.3
Hotel	882.7	—	—	—	882.7
Office	1,569.7	—	—	—	1,569.7
Retail	1,942.4	—	—	—	1,942.4
Warehouse	1,978.8	—	—	—	1,978.8
Total commercial	$10,278.9	$—	$—	$—	$10,278.9
Residential	448.6				448.6
Total commercial	$10,727.5	$—	$—	$—	$10,727.5

	December 31, 2019
	In Good Standing (1)	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$3,776.3	$—	$—	$—	$3,776.3
Hotel	818.1	—	—	—	818.1
Office	1,256.1	—	—	—	1,256.1
Retail	1,777.0	—	—	—	1,777.0
Warehouse	2,276.1	—	—	—	2,276.1
Total	$9,903.6	$—	$—	$—	$9,903.6

(1) At December 31, 2020 and 2019, includes mezzanine loans of $44.6 million and $3.8 million in the Apartment category and $116.8 million and $66.0 million in the Office category, $33.4 million and nil in the Hotel category, $48.1 million and nil in the Warehouse category, respectively.

34

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

During 2020 and 2019, there were no commercial mortgage loans involved in troubled debt restructuring. During 2020 and 2019, there were no stressed loans for which the Company is dependent, or expects to be dependent, on the underlying property to satisfy repayment.

Other Invested Assets
Other invested assets primarily include investments in limited partnerships, Federal Home Loan Bank capital stock and real estate. At December 31, 2020 and 2019, investments in limited partnerships had carrying values of $1,582.9 million and $1,384.1 million, respectively. At both December 31, 2020 and 2019, Federal Home Loan Bank capital stock had carrying value of $125.4 million. At December 31, 2020 and 2019, real estate totaling $250.0 million and $256.8 million, respectively, included foreclosed properties with a book value of $0.7 million at both December 31, 2020 and 2019.

Securities Lending
The Company has entered into securities lending agreements with agent banks whereby blocks of securities are loaned to third parties, primarily major brokerage firms. As of December 31, 2020 and 2019, the estimated fair value of loaned securities was $11.9 million and $46.4 million, respectively. The agreements require a minimum of 102 percent of the fair value of the loaned securities to be held as collateral, calculated on a daily basis. To further minimize the credit risks related to these programs, the financial condition of counterparties is monitored on a regular basis. At December 31, 2020 and 2019, cash collateral received in the amount of $12.3 million and $48.3 million, respectively, was invested by the agent banks and included in cash and cash equivalents of the Company. A securities lending payable for the overnight and continuous loans is included in liabilities in the amount of cash collateral received. Securities lending transactions are used to generate income. Income and expenses associated with these transactions are reported as net investment income.

Repurchase Agreements
The Company routinely enters into repurchase agreements whereby the Company agrees to sell and repurchase securities. These agreements are accounted for as financing transactions, with the assets and associated liabilities included in the consolidated balance sheets. As of December 31, 2020 and 2019, short-term borrowings under such agreements averaged $454.9 million and $77.0 million, respectively, with weighted average interest rates of 0.16% and 2.29%, respectively. At December 31, 2020 and 2019, the outstanding repurchase agreement balance was $1,100.0 million and nil, respectively, collateralized with US Treasury notes and maturing within 30 days, and was included within other liabilities in the consolidated balance sheets. In the event of a decline in the fair value of the pledged collateral under these agreements, the Company may be required to transfer cash or additional securities as pledged collateral. Interest expense totaled $0.8 million, $1.8 million, and $6.8 million during 2020, 2019, and 2018, respectively. The highest level of short-term borrowings at any month end was $1,485.6 million in 2020 and $410.6 million in 2019.

35

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Investment Income
The sources of net investment income were as follows (in millions, as restated):

	Years Ended December 31,
	2020	2019	2018
Debt securities	$1,579.0	$2,131.8	$1,930.7
Equity securities	(3.6)	22.4	(4.2)
Mortgage loans	364.9	392.3	340.6
Policy loans	78.6	89.2	86.0
Limited partnerships	104.8	184.4	185.2
Other investment income	14.3	41.5	29.2
Total investment income excluding funds withheld assets	2,138.0	2,861.6	2,567.5

Net investment income on funds withheld assets (see Note 8)	791.8	329.8	310.5

Investment expenses
Derivative trading commission	(5.2)	(3.7)	(2.9)
Depreciation on real estate	(10.8)	(10.9)	(10.8)
Other investment expenses (1)	(132.9)	(158.4)	(78.7)
Total investment expenses	(148.9)	(173.0)	(92.4)
Net investment income	$2,780.9	$3,018.4	$2,785.6

(1) Includes interest expense and market appreciation on deferred compensation; investment software expense, custodial fees, and other bank fees; institutional product issuance related expenses; and other expenses.

Unrealized (losses) gains included in investment income that were recognized on equity securities held were $(2.1) million, $6.4 million, and $(10.4) million, respectively, at December 31, 2020, 2019, and 2018. Investment loss of $24.9 million, $40.4 million, and $8.7 million, was recognized on securities carried at fair value recorded through income at December 31, 2020, 2019, and 2018, respectively.

5.    Derivative Instruments

Jackson’s business model includes the acceptance, monitoring and mitigation of risk. Specifically, Jackson considers, among other factors, exposures to interest rate and equity market movements, foreign exchange rates and other asset or liability prices. The Company uses derivative instruments to mitigate or reduce these risks in accordance with established policies and goals. Jackson’s derivative holdings, while effective in managing defined risks, are not structured to meet accounting requirements to be designated as hedging instruments. As a result, freestanding derivatives are carried at fair value with changes recorded in net losses on derivatives and investments.

Cross-currency swaps are over-the-counter agreements to exchange interest and principal payments denominated in different currencies. These contracts are entered into for the purpose of hedging the foreign currency exposure on certain debt securities and mortgage loans held in the investment portfolio, as well as trust agreements supported by funding agreements. Cross-currency swaps are carried at fair value.

Cross-currency forwards are over-the-counter agreements to exchange payments denominated in different currencies. These contracts are entered into for the purpose of hedging the foreign currency exposure on certain debt securities and mortgage loans held in the investment portfolio. Cross-currency forwards are carried at fair value.

Credit default swaps, with maturities up to five years, are agreements where the Company has purchased default protection on certain underlying corporate bonds held in its portfolio. These contracts allow the Company to sell the protected bonds at par value to the counterparty if a defined “default event” occurs, in exchange for periodic payments made by the Company for the life of the agreement. Credit default swaps are carried at fair value. The Company does not currently sell default protection using credit default swaps or other similar derivative instruments.

Put-swaption contracts provide the purchaser with the right, but not the obligation, to require the writer to pay the present value of a long-term interest rate swap at future exercise dates. The Company purchases and writes put-swaptions for hedging purposes with original maturities of up to 10 years. Put-swaptions hedge against movements in interest rates. Written put-swaptions may be entered into in conjunction with
36

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

associated put-swaptions purchased from the same counterparties, referred to as linked put-swaptions. Linked put-swaptions have identical notional amounts and strike prices, but have different underlying swap terms. Linked put-swaptions are presented at the fair value of the net position for each pair of contracts. Non-linked put-swaptions are carried at fair value.

Equity index futures contracts and equity index options (including various call and put options, interest rate-contingent options, currency-contingent options, and put spreads), which are used to hedge the Company’s equity risk, including obligations associated with its fixed index annuities and guarantees in variable annuity products, are carried at fair value.

Total return swaps, for which the Company receives returns based on reference pools of assets in exchange for short-term floating rate payments based on notional amounts, are held for both hedging and investment purposes, and are carried at fair value.

Interest rate swap agreements used for hedging purposes generally involve the exchange of fixed and floating payments based on a notional contract amount over the period for which the agreement remains outstanding without an exchange of the underlying notional amount. Interest rate swaps are carried at fair value.

Treasury futures contracts are used to hedge movements in interest rates and are carried at fair value.

37

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

A summary of the aggregate contractual or notional amounts and fair values of the Company’s freestanding and embedded derivative instruments, excluding the Athene embedded derivative, are as follows (in millions, as restated):

	December 31, 2020
	Assets		Liabilities
	Contractual/		Contractual/		Net
	Notional	Fair	Notional	Fair	Fair
	Amount (1)	Value	Amount (1)	Value	Value
Freestanding derivatives
Cross-currency swaps	$1,228.1	$93.0	$516.0	$(34.0)	$59.0
Equity index call options	26,300.0	1,127.3	—	—	1,127.3
Equity index futures (2)	—	—	27,651.0	—	—
Equity index put options	27,000.0	178.0	—	—	178.0
Interest rate swaps	4,250.0	721.8	500.0	(0.9)	720.9
Interest rate swaps - cleared (2)	—	—	1,500.0	(8.2)	(8.2)
Put-swaptions	1,000.0	99.5	—	—	99.5
Treasury futures (2)	8,510.6	—	—	—	—
Total freestanding derivatives	68,288.7	2,219.6	30,167.0	(43.1)	2,176.5

Embedded derivatives - product liabilities
VA embedded derivatives (3)	N/A	—	N/A	5,592.1	5,592.1
FIA embedded derivatives (4)	N/A	—	N/A	1,483.9	1,483.9
Total embedded derivatives	N/A	—	N/A	7,076.0	7,076.0
Total (5)	$68,288.7	$2,219.6	$30,167.0	$7,032.9	$9,252.5

	December 31, 2019
	Assets		Liabilities
	Contractual/		Contractual/		Net
	Notional	Fair	Notional	Fair	Fair
	Amount (1)	Value	Amount (1)	Value	Value
Freestanding derivatives
Cross-currency swaps	$695.8	$12.4	$514.6	$(22.0)	$(9.6)
Equity index call options	31,000.0	561.4	—	—	561.4
Equity index futures (2)	—	—	19,065.3	—	—
Equity index put options	44,500.0	323.3	—	—	323.3
Interest rate swaps	8,750.0	501.7	1,000.0	(2.3)	499.4
Put-swaptions	3,000.0	87.6	—	—	87.6
Treasury futures (2)	2,572.4	—	—	—	—
Total freestanding derivatives	90,518.2	1,486.4	20,579.9	(24.3)	1,462.1

Embedded derivatives - product liabilities
VA embedded derivatives (3)	N/A	—	N/A	2,790.4	2,790.4
FIA embedded derivatives (4)	N/A	—	N/A	1,381.5	1,381.5
Total embedded derivatives	N/A	—	N/A	4,171.9	4,171.9
Total	$90,518.2	$1,486.4	$20,579.9	$4,147.6	$5,634.0
(1) The notional amount for swaps and put-swaptions represents the stated principal balance used as a basis for calculating payments. The contractual amount for futures and options represents the market exposure of open positions.

(2) Variation margin is considered settlement resulting in the netting of cash received/paid for variation margin against the fair value of the trades.
(3) Included within reserves for future policy benefits and claims payable on the consolidated balance sheets. The nonperformance risk adjustment is included in the 2020 balance above.
(4) Included within other contract holder funds on the consolidated balance sheets. The nonperformance risk adjustment is included in the 2020 balance above.
(5) Excludes funds withheld derivative assets of $0.2 million, liabilities of $13.3 million, and embedded derivative liability of $826.6 million under reinsurance treaties, which are reported as a component of net realized gains (losses) on investments.

38

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The following table reflects the results of the Company’s derivatives, including gains (losses) and change in fair value of freestanding derivative instruments and embedded derivatives (in millions, as restated):

	Years Ended December 31,
	2020(1)	2019	2018
Cross-currency swaps	$73.9	$11.3	$(36.8)
Equity index call options	1,468.2	103.6	(700.1)
Equity index futures	(8,285.9)	(6,390.8)	2,080.4
Equity index put options	(217.9)	(1,278.7)	(510.6)
Interest rate swaps	577.4	427.0	(145.7)
Interest rate swaps - cleared	1.0	—	—
Put-swaptions	199.2	64.8	13.7
Treasury futures	1,651.0	540.2	30.1
Fixed index annuity embedded derivatives	30.2	(309.9)	42.2
Variable annuity embedded derivatives	(2,764.1)	261.5	(1,290.1)
Total net derivative gains (losses)	$(7,267.0)	$(6,571.0)	$(516.9)

(1) Excludes the loss on derivatives that are part of the funds withheld payable under reinsurance treaties of $228.0 million, which are reported as a component of net realized gains (losses) on investments, and the loss on funds withheld embedded derivative liability of $826.6 million at December 31, 2020.

All of Jackson’s trade agreements for freestanding, over-the-counter derivatives contain credit downgrade provisions that allow a party to assign or terminate derivative transactions if the counterparty’s credit rating declines below an established limit. At December 31, 2020 and 2019, the fair value of Jackson’s net non-cleared, over-the-counter derivative assets by counterparty were $2,184.7 million and $1,462.1 million, respectively, and held collateral was $2,124.2 million and $1,752.1 million respectively, related to these agreements. At December 31, 2020 and 2019, the fair value of Jackson’s net non-cleared, over-the-counter derivative liabilities by counterparty was $13.1 million and nil, respectively, and provided collateral was $25.7 million and nil, respectively, related to these agreements. If all of the downgrade provisions had been triggered at December 31, 2020 or 2019, in aggregate, Jackson would have had to disburse nil and $290.0 million, respectively, to counterparties, representing the net fair values of derivatives by counterparty, less collateral held.

Offsetting Assets and Liabilities
The Company’s derivative instruments, repurchase agreements and securities lending agreements are subject to master netting arrangements and collateral arrangements. A master netting arrangement with a counterparty creates a right of offset for amounts due to and due from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company recognizes amounts subject to master netting arrangements on a gross basis within the consolidated balance sheets.

39

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The following tables present the gross and net information about the Company’s financial instruments subject to master netting arrangements (in millions):

	December 31, 2020 (As Restated)
	Gross Amounts Recognized	Gross Amounts Offset in the Consolidated Balance Sheets	Net Amounts Presented in the Consolidated Balance Sheets

				Gross Amounts Not Offset in the Consolidated Balance Sheets

				Financial Instruments(1)	Cash Collateral	Securities Collateral (2)	Net Amount

Financial Assets:
Freestanding derivative assets	$2,219.8	$—	$2,219.8	$35.1	$1,097.9	$890.0	$196.8

Financial Liabilities:
Freestanding derivative liabilities	$56.4	$—	$56.4	$35.1	$13.1	$—	$8.2
Securities loaned	12.3	—	12.3	—	12.3	—	—
Repurchase agreements	1,100.0	—	1,100.0	—	—	1,100.0	—
Total financial liabilities	$1,168.7	$—	$1,168.7	$35.1	$25.4	$1,100.0	$8.2

	December 31, 2019
	Gross Amounts Recognized	Gross Amounts Offset in the Consolidated Balance Sheets	Net Amounts Presented in the Consolidated Balance Sheets

				Gross Amounts Not Offset in the Consolidated Balance Sheets

				Financial Instruments(1)	Cash Collateral	Securities Collateral (2)	Net Amount

Financial Assets:
Freestanding derivative assets	$1,486.4	$—	$1,486.4	$24.3	$820.7	$617.8	$23.6

Financial Liabilities:
Freestanding derivative liabilities	$24.3	$—	$24.3	$24.3	$—	$—	$—
Securities loaned	48.3	—	48.3	—	48.3	—	—
Total financial liabilities	$72.6	$—	$72.6	$24.3	$48.3	$—	$—

(1)	Represents the amount that could be offset under master netting or similar arrangements that management elects not to offset on the consolidated balance sheets.
(2)	Excludes initial margin amounts for exchange-traded derivatives.

In the above tables, the amounts of assets or liabilities presented in the Company’s consolidated balance sheets are offset first by financial instruments that have the right of offset under master netting or similar arrangements with any remaining amount reduced by the amount of cash and securities collateral. The actual amount of collateral may be greater than amounts presented in the tables. The above tables exclude net embedded derivative liabilities of $7,076.0 million and $4,172.0 million for 2020 and 2019, respectively, as these derivatives are not subject to master netting arrangements. The above tables also exclude the funds withheld embedded derivative liability of $826.6 million for 2020. In addition, repurchase agreements are presented within other liabilities in the consolidated balance sheets.
40

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

6.    Fair Value Measurements
The following table summarizes the fair value and carrying value of Jackson’s financial instruments (in millions):

		December 31, 2020		December 31, 2019
		Carrying Value	Fair Value	Carrying Value	Fair Value
		(As Restated)
Assets
	Debt securities (1)	$59,132.1	$59,132.1	$56,974.1	$56,974.1
	Equity securities	174.6	174.6	147.7	147.7
	Mortgage loans	10,727.5	11,348.9	9,903.6	10,232.1
	Policy loans(1)	4,522.8	4,522.8	4,705.7	4,705.7
	Limited partnerships	1,582.9	1,582.9	1,384.1	1,384.1
	Freestanding derivative instruments	2,219.8	2,219.8	1,486.4	1,486.4
	FHLBI capital stock	125.4	125.4	125.4	125.4
	Cash and cash equivalents	1,852.9	1,852.9	1,843.8	1,843.8
	GMIB reinsurance recoverable	340.4	340.4	302.8	302.8
	Receivables from affiliates	228.8	228.8	247.8	247.8
	Separate account assets	219,062.9	219,062.9	195,070.5	195,070.5

Liabilities
	Annuity reserves (2)	$45,393.8	$53,760.0	$40,818.1	$47,985.6
	Reserves for guaranteed investment contracts (3)	1,275.5	1,332.1	1,529.6	1,569.4
	Trust instruments supported by funding agreements (3)	8,383.9	8,701.8	8,852.6	9,086.8
	Federal Home Loan Bank funding agreements (3)	1,478.4	1,421.3	1,904.9	1,925.0
	Funds withheld payable under reinsurance treaties (1)	31,971.5	31,971.5	3,760.3	3,760.3
	Debt	533.4	623.7	574.7	660.1
	Securities lending payable	12.3	12.3	48.3	48.3
	Freestanding derivative instruments	56.4	56.4	24.3	24.3
	Repurchase agreements	1,100.0	1,100.0	—	—
	Federal Home Loan Bank advances	380.0	380.0	300.1	300.1
	Separate account liabilities	219,062.9	219,062.9	195,070.5	195,070.5

(1)	Includes items carried at fair value under the fair value option.
(2)	Annuity reserves represent only the components of other contract holder funds and reserves for future policy benefits and claims payable that are considered to be financial instruments.
(3)	Included as a component of other contract holder funds on the consolidated balance sheets.

The following is a discussion of the methodologies used to determine fair values of the financial instruments measured on both a recurring and nonrecurring basis reported in the following tables.

Debt and Equity Securities
The fair values for debt and equity securities are determined using information available from independent pricing services, broker-dealer quotes, or internally derived estimates. Priority is given to publicly available prices from independent sources, when available. Securities for which the independent pricing service does not provide a quotation are either submitted to independent broker-dealers for prices or priced internally. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, credit spreads, liquidity premiums and/or estimated cash flows based on default and prepayment assumptions.

As a result of typical trading volumes and the lack of specific quoted market prices for most debt securities, independent pricing services will normally derive the security prices through recently reported trades for identical or similar securities, making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recently reported trades, the independent pricing services and broker-dealers may use matrix or pricing model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at relevant market rates. Certain securities are priced using broker-

41

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

dealer quotes, which may utilize proprietary inputs and models. Additionally, the majority of these quotes are non-binding.

Included in the pricing of asset-backed securities are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment assumptions believed to be relevant for the underlying collateral. Actual prepayment experience may vary from these estimates.

Internally derived estimates may be used to develop a fair value for securities for which the Company is unable to obtain either a reliable price from an independent pricing service or a suitable broker-dealer quote. These fair value estimates may incorporate Level 2 and Level 3 inputs and are generally derived using expected future cash flows, discounted at market interest rates available from market sources based on the credit quality and duration of the instrument. For securities that may not be reliably priced using these internally developed pricing models, a fair value may be estimated using indicative market prices. These prices are indicative of an exit price, but the assumptions used to establish the fair value may not be observable or corroborated by market observable information and, therefore, represent Level 3 inputs.

The Company performs an analysis on the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and ongoing review of third-party pricing service methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes. In addition, the Company considers whether prices received from independent broker-dealers represent a reasonable estimate of fair value through the use of internal and external cash flow models, which are developed based on spreads and, when available, market indices. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the available market data, the price received from the third party may be adjusted accordingly.

For those securities that were internally valued at December 31, 2020 and 2019, the pricing model used by the Company utilizes current spread levels of similarly rated securities to determine the market discount rate for the security. Furthermore, appropriate risk premiums for illiquidity and non-performance are incorporated in the discount rate. Cash flows, as estimated by the Company using issuer-specific default statistics and prepayment assumptions, are discounted to determine an estimated fair value.

On an ongoing basis, the Company reviews the independent pricing services’ valuation methodologies and related inputs, and evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy distribution based upon trading activity and the observability of market inputs. Based on the results of this evaluation, each price is classified into Level 1, 2, or 3. Most prices provided by independent pricing services, including broker-dealer quotes, are classified into Level 2 due to their use of market observable inputs.

Limited Partnerships
Fair values for limited partnership interests, which are included in other invested assets, is generally determined using the proportion of Jackson’s investment in each fund (“NAV equivalent”) as a practical expedient for fair value, and generally are recorded on a three-month lag. No adjustments to these amounts were deemed necessary at December 31, 2020 or 2019. As a result of using the net asset value per share practical expedient, limited partnership interests are not classified in the fair value hierarchy.

The Company’s limited partnership interests are not redeemable and distributions received are generally the result of liquidation of the underlying assets of the partnerships. The Company generally has the ability under the partnership agreements to sell its interest to another limited partner with the prior written consent of the general partner. In cases when the Company expects to sell the limited partnership interest, the estimated sales price is used to determine the fair value. These limited partnership interests are classified as Level 2 in the fair value hierarchy.

In cases when a limited partnership’s financial statements are unavailable and a NAV equivalent is not available or practical, an internally developed model is used to determine fair value for that fund. These investments are classified as Level 3 in the fair value hierarchy.

42

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Mortgage Loans
Fair values are generally determined by discounting expected future cash flows at current market interest rates, inclusive of a credit spread, for similar quality loans. For loans whose value is dependent upon the underlying property, fair value is determined to be the estimated value of the collateral. Certain characteristics considered significant in determining the spread or collateral value may be based on internally developed estimates. As a result, these investments have been classified as Level 3 within the fair value hierarchy.

Policy Loans
Policy loans are funds provided to policyholders in return for a claim on the policies values and function like demand deposits which are redeemable upon repayment, death or surrender, and there is only one market price at which the transaction could be settled – the then current carrying value. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of payments, the Company believes the carrying value of policy loans approximates fair value. Policy loans have been classified as Level 3 within the fair value hierarchy.

Freestanding Derivative Instruments
Freestanding derivative instruments are reported at fair value, which reflects the estimated amounts, net of payment accruals, which the Company would receive or pay upon sale or termination of the contracts at the reporting date. Changes in fair value are included in net losses on derivatives and investments. Freestanding derivatives priced using third party pricing services incorporate inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

Freestanding derivative instruments classified as Level 1 include futures, which are traded on active exchanges. Freestanding derivative instruments classified as Level 2 include interest rate swaps, cross currency swaps, cross-currency forwards, credit default swaps, put-swaptions and certain equity index call and put options. These derivative valuations are determined by third-party pricing services using pricing models with inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Freestanding derivative instruments classified as Level 3 include interest rate contingent options that are valued by third-party pricing services utilizing significant unobservable inputs. The Company’s freestanding derivative instruments have been classified as Level 2 within the fair value hierarchy at both December 31, 2020 and 2019.

FHLBI Capital Stock
FHLBI capital stock, which is included in other invested assets, can only be sold to FHLBI at a constant price of $100 per share. Due to the lack of valuation uncertainty, the investment has been classified as Level 1.

Cash and Cash Equivalents
Cash and cash equivalents primarily include money market instruments and bank deposits. Certain money market instruments are valued using unadjusted quoted prices in active markets and are classified as Level 1.

Funds Withheld Payable Under Reinsurance Treaties
The fair value of the funds withheld payable is equal to the fair value of the assets held as collateral, which primarily consists of debt and equity securities, mortgage loans, and policy loans. The fair value of the assets generally use industry standard valuation techniques and the valuation of the embedded derivative also requires certain significant unobservable inputs. The fair value of embedded derivatives associated with funds withheld reinsurance contracts is determined based upon a total return swap technique referencing the fair value of the investments held under the reinsurance contract and included in the Company’s balance sheet. The funds withheld payable and the funds withheld embedded derivative are considered Level 2 and Level 3, respectively, in the fair value hierarchy.

Receivables from Affiliates
The Company’s receivables from affiliates are set equal to the carrying value and are classified as Level 3.

43

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Separate Account Assets and Liabilities
Separate account assets are comprised of investments in mutual funds that transact regularly, but do not trade in active markets as they are not publicly available, and are categorized as Level 2 assets. The values of separate account liabilities are set equal to the values of separate account assets.

Other Contract Holder Funds
Fair values for immediate annuities without mortality features are derived by discounting the future estimated cash flows using current market interest rates for similar maturities. Fair values for deferred annuities, including fixed index annuities, are determined using projected future cash flows discounted at current market interest rates.

The fair value of the fixed index annuities embedded option, incorporating such factors as the volatility of returns, the level of interest rates and the time remaining until the option expires, is calculated using the closed form Black-Scholes Option Pricing model or Monte Carlo simulations, as appropriate for the type of option. Additionally, assumed withdrawal rates are used to estimate the expected volume of embedded options that will be realized by policyholders.

Fair values for guaranteed investment contracts are based on the present value of future cash flows discounted at current market interest rates.

Fair values for trust instruments supported by funding agreements are based on the present value of future cash flows discounted at current market interest rates, plus the fair value of any embedded derivatives that are not required to be reported separately.

Fair values of the FHLBI funding agreements are based on the present value of future cash flows discounted at current market interest rates.

Variable Annuity Guarantees
Variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal, income and accumulation benefits. Certain benefits, including non-life contingent components of GMWB and GMWB for Life, GMAB, and the reinsurance recoverable on the Company’s GMIB, are recorded at fair value. Guaranteed benefits that are not subject to fair value accounting are accounted for as insurance benefits. The Company discontinued offering the GMIB in 2009 and GMAB in 2011.

GMABs and non-life contingent components of GMWB and GMWB for Life contracts are recorded at fair value with changes in fair value recorded in net losses on derivatives and investments. The fair value of the reserve is based on the expectations of future benefit payments and certain future fees associated with the benefits. At the inception of the contract, the Company attributes to the embedded derivative a portion of rider fees collected from the contract holder, which is then held static in future valuations. Those fees, generally referred to as the attributed fees, are set such that the present value of the future fees is equal to the present value of future claims expected to be paid under the guaranteed benefit at the inception of the contract. In subsequent valuations, both the present value of future benefits and the present value of attributed fees are revalued based on current market conditions and policyholder behavior assumptions. The difference between each of the two components represents the fair value of the embedded derivative. Thus, when unfavorable equity market movements cause declines in the contract holder’s account value relative to the guarantee benefit, the valuation of future expected claims would generally increase relative to the measurement performed at the inception of the contract, resulting in an increase in the fair value of the embedded derivative liability (and vice versa).

Jackson’s GMIB book is reinsured through an unrelated party, and due to the net settlement provisions of the reinsurance agreement, this contract meets the definition of a derivative. Accordingly, the GMIB reinsurance agreement is recorded at fair value, with changes in fair value recorded in net losses on derivatives and investments. Due to the inability to economically reinsure or hedge new issues of the GMIB, the Company discontinued offering the benefit in 2009.

Fair values for GMWB, GMWB for Life, and GMAB embedded derivatives, as well as GMIB reinsurance recoverables, are calculated using internally developed models because active, observable markets do not exist for those guaranteed benefits.

The fair value calculation is based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts. Estimating these cash flows requires

44

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

numerous estimates and subjective judgments related to capital market inputs, as well as actuarially determined assumptions related to expectations concerning policyholder behavior. Capital market inputs include expected market rates of return, market volatility, correlations of market index returns to funds, fund performance and discount rates. The more significant actuarial assumptions include benefit utilization by policyholders, lapse, mortality, and withdrawal rates. Best estimate assumptions plus risk margins are used as applicable.

At each valuation date, the fair value calculation reflects expected returns based on the greater of LIBOR swap rates and constant maturity treasury rates as of that date to determine the value of expected future cash flows produced in a stochastic process. Volatility assumptions are based on a weighting of available market data for implied market volatility for durations up to 10 years, grading to a historical volatility level by year 15, where such long-term historical volatility levels contain an explicit risk margin. Additionally, non-performance risk is incorporated into the calculation through the use of discount rates based on a blend of observed market yields on debt for life insurers with similar credit ratings to the Company and matrix pricing data for expected yields on Jackson Financial debt (either actual debt issuance or indicative quotes) adjusted to operating company levels. Risk margins are also incorporated into the model assumptions, particularly for policyholder behavior. Estimates of future policyholder behavior are subjective and are based primarily on the Company’s experience.

As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions for this component of the fair value model.

The use of the models and assumptions described above requires a significant amount of judgment. Management believes the aggregation of each of these components results in an amount that the Company would be required to transfer for a liability, or receive for an asset, to or from a willing buyer or seller, if one existed, for those market participants to assume the risks associated with the guaranteed benefits and the related reinsurance. However, the ultimate settlement amount of the asset or liability, which is currently unknown, could likely be significantly different than this fair value.

Debt
Fair values for the Company’s surplus notes and other long-term debt are generally determined by prices obtained from independent broker dealers or discounted cash flow models. Such prices are derived from market observable inputs and are classified as Level 2. The Squire Surplus Note is set equal to the carrying value and is classified as Level 3.

Securities Lending Payable
The Company’s securities lending payable is set equal to the cash collateral received. Due to the short-term nature of the loans, carrying value is a reasonable estimate of fair value and is classified as Level 2.

Repurchase Agreements
Carrying value of the Company’s repurchase agreements, which are included in other liabilities, is considered a reasonable estimate of fair value due to their short-term maturities and are classified as Level 2.

Federal Home Loan Bank Advances
Carrying value of the Company’s Federal Home Loan Bank advances, which are included in other liabilities, is considered a reasonable estimate of fair value due to their short-term maturities and are classified as Level 2.

45

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Assets and Liabilities Measured at Fair Value on a Recurring Basis
The following tables summarize the Company’s assets and liabilities that are carried at fair value by hierarchy levels (in millions):

	December 31, 2020
	Total	Level 1	Level 2	Level 3
Assets	(As Restated)
Debt securities
U.S. government securities	$5,119.5	$5,119.5	$—	$—
Other government securities	1,696.6	—	1,696.6	—
Public utilities	7,249.3	—	7,249.3	—
Corporate securities	35,088.3	—	35,088.3	—
Residential mortgage-backed	966.0	—	966.0	—
Commercial mortgage-backed	3,313.4	—	3,313.4	—
Other asset-backed securities	5,699.0	—	5,698.9	0.1
Equity securities	174.6	149.4	23.1	2.1
Limited partnerships	0.7	—	—	0.7
Policy loans	3,454.2	—	—	3,454.2
Freestanding derivative instruments	2,219.8	—	2,219.6	—
Cash and cash equivalents	1,852.9	1,852.9	—	—
GMIB reinsurance recoverable	340.4	—	—	340.4
Separate account assets	219,062.9	—	219,062.9	—
Total	$286,237.6	$7,121.8	$275,318.3	$3,797.5

Liabilities
Embedded derivative liabilities (1)	$7,076.0	$—	$1,483.9	$5,592.1
Funds withheld payable under reinsurance treaties (2)	4,453.1	—	—	4,453.1
Freestanding derivative instruments	56.4	—	56.4	—
Total	$11,585.5	$—	$1,540.3	$10,045.2

(1) Includes the embedded derivative liabilities of $5,592.1 million related to GMWB reserves included in reserves for future policy benefits and claims payable and $1,483.9 million of fixed index annuities included in other contract holder funds on the consolidated balance sheets.

(2) Includes the Athene embedded derivative and funds withheld payable under reinsurance treaties at fair value under the fair value option.

46

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

	December 31, 2019
	Total	Level 1	Level 2	Level 3
	(As Restated)
Assets
Debt securities
U.S. government securities	$6,135.8	$6,135.8	$—	$—
Other government securities	1,741.4	—	1,741.4	—
Public utilities	6,750.3	—	6,750.3	—
Corporate securities	36,350.3	—	36,350.3	—
Residential mortgage-backed	1,048.2	—	1,048.2	—
Commercial mortgage-backed	3,046.4	—	3,046.4	—
Other asset-backed securities	1,901.7	—	1,901.7	—
Equity securities	147.7	101.2	34.7	11.8
Limited partnerships	1.1	—	—	1.1
Policy loans	3,585.8	—	—	3,585.8
Freestanding derivative instruments	1,486.4	—	1,486.4	—
Cash and cash equivalents	1,843.8	1,843.8	—	—
GMIB reinsurance recoverable	302.8	—	—	302.8
Separate account assets	195,070.5	—	195,070.5	—
Total	$259,412.2	$8,080.8	$247,429.9	$3,901.5

Liabilities
Embedded derivative liabilities (1)	$4,171.9	$—	$1,381.5	$2,790.4
Funds withheld payable under reinsurance treaties	3,760.3	—	—	3,760.3
Freestanding derivative instruments	24.3	—	24.3	—
Total	$7,956.5	$—	$1,405.8	$6,550.7

(1) Includes the embedded derivative liabilities of $2,790.4 million related to GMWB reserves included in reserves for future policy benefits and claims payable and $1,381.5 million of fixed index annuities included in other contract holder funds on the consolidated balance sheets.

47

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Level 3 Assets and Liabilities by Price Source
The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources (in millions).

	December 31, 2020
	Total	Internal	External
Assets	(As Restated)
Debt securities
Other-asset backed securities	$0.1	$—	$0.1
Equity securities	2.1	1.3	0.8
Limited partnerships	0.7	0.7	—
Policy loans	3,454.2	3,454.2	—
GMIB reinsurance recoverable	340.4	340.4	—
Total	$3,797.5	$3,796.6	$0.9

Liabilities
Embedded derivative liabilities (1)	$5,592.1	$5,592.1	$—
Funds withheld payable under reinsurance treaties	4,453.1	4,453.1	—
Total	$10,045.2	$10,045.2	$—

	December 31, 2019
	Total	Internal	External
Assets	(As Restated)
Equity securities	$11.8	$1.3	$10.5
Limited partnerships	1.1	1.1	—
Policy loans	3,585.8	3,585.8	—
GMIB reinsurance recoverable	302.8	302.8	—
Total	$3,901.5	$3,891.0	$10.5

Liabilities
Embedded derivative liabilities (1)	$2,790.4	$2,790.4	$—
Funds withheld payable under reinsurance treaties	3,760.3	3,760.3	—
Total	$6,550.7	$6,550.7	$—
(1) Includes the embedded derivatives related to GMWB reserves.

External pricing sources for securities represent unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

48

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities
The table below presents quantitative information on significant internally-priced Level 3 assets and liabilities (in millions):

As of December 31, 2020
	Fair Value	Valuation Technique(s)	Significant Unobservable Input(s)	Assumption or Input Range	Impact of Increase in Input on Fair Value
(As Restated)
Assets
GMIB reinsurance recoverable	$340.4	Discounted cash flow	Mortality(1)	0.01% - 23.52%	Decrease
			Lapse(2)	3.30% - 9.20%	Decrease
			Utilization(3)	0.00% - 20.00%	Increase
			Withdrawal(4)	3.75% - 4.50%	Increase
			Nonperformance risk(5)	0.33% - 1.57%	Decrease
			Long-Term Volatility(6)	18.50% - 22.47%	Increase
Liabilities
Embedded derivative liabilities	$5,592.1	Discounted cash flow	Mortality(1)	0.04% - 21.53%	Decrease
			Lapse(2)	0.20% - 30.30%	Decrease
			Utilization(3)	5.00% - 100.00%	Increase
			Withdrawal(4)	56.00% - 95.00%	Increase
			Nonperformance risk(5)	0.33% - 1.57%	Decrease
Long-term Equity
			Volatility(6)	18.50% - 22.47%	Increase

(1) Mortality rates vary by attained age, tax qualification status, GMWB benefit election, and duration. The range displayed reflects ages from the minimum issue age for the benefit through age 95, which corresponds to the typical maturity age. A mortality improvement assumption is also applied.

(2) Base lapse rates vary by contract-level factors, such as product type, surrender charge schedule and optional benefits election. Lapse rates are further adjusted based on the degree to which a guaranteed benefit is in-the-money, with lower lapse applying when contracts are more in-the-money. Lapse rates are also adjusted to reflect lower lapse expectations when GMWB benefits are utilized.

(3) The utilization rate represents the expected percentage of contracts that will utilize the benefit through annuitization (GMIB) or commencement of withdrawals (GMWB). Utilization may vary by benefit type, attained age, duration, tax qualification status, benefit provision, and moneyness.

(4) The withdrawal rate represents the utilization rate of the contract’s free partial withdrawal provision (GMIB) or the percentage of annual withdrawal assumed relative to the maximum allowable withdrawal amount (GMWB). Withdrawal rates on contracts with a GMIB vary based on the product type and duration. Withdrawal rates on contracts with a GMWB vary based on attained age, tax qualification status, GMWB type and GMWB benefit provisions.

(5) Nonperformance risk spread varies by duration.
(6) Long-term equity volatility represents the equity volatility beyond the period for which observable equity volatilities are available.

49

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

As of December 31, 2019
	Fair Value	Valuation Technique(s)	Significant Unobservable Input(s)	Assumption or Input Range	Impact of Increase in Input on Fair Value
(As Restated)
Assets
GMIB reinsurance recoverable	$302.8	Discounted cash flow	Mortality(1)	0.01% - 19.69%	Decrease
			Lapse(2)	3.30% - 9.30%	Decrease
			Utilization(3)	0.00% - 20.00%	Increase
			Withdrawal(4)	3.75% - 4.50%	Increase
			Nonperformance risk(5)	0.00% - 1.18%	Decrease
Long-term Equity
			Volatility(6)	18.50% - 21.42%	Increase
Liabilities
Embedded derivative liabilities	$2,790.4	Discounted cash flow	Mortality(1)	0.04% - 18.64%	Decrease
			Lapse(2)	0.10% - 29.30%	Decrease
			Utilization(3)	5.00% - 100.00%	Increase
			Withdrawal(4)	56.00% - 94.00%	Increase
			Nonperformance risk(5)	0.00% - 1.18%	Decrease
Long-term Equity
			Volatility(6)	18.50% - 21.42%	Increase

(1) Mortality rates vary by attained age, tax qualification status, GMWB benefit election, and duration. The range displayed reflects ages from the minimum issue age for the benefit through age 95, which corresponds to the typical maturity age. A mortality improvement assumption is also applied.

(2) Base lapse rates vary by contract-level factors, such as product type, surrender charge schedule and optional benefits election. Lapse rates are further adjusted based on the degree to which a guaranteed benefit is in-the-money, with lower lapse applying when contracts are more in-the-money. Lapse rates are also adjusted to reflect lower lapse expectations when GMWB benefits are utilized.

(3) The utilization rate represents the expected percentage of contracts that will utilize the benefit through annuitization (GMIB) or commencement of withdrawals (GMWB). Utilization may vary by benefit type, attained age, duration, tax qualification status, benefit provision, and moneyness.

(4) The withdrawal rate represents the utilization rate of the contract’s free partial withdrawal provision (GMIB) or the percentage of annual withdrawal assumed relative to the maximum allowable withdrawal amount (GMWB). Withdrawal rates on contracts with a GMIB vary based on the product type and duration. Withdrawal rates on contracts with a GMWB vary based on attained age, tax qualification status, GMWB type and GMWB benefit provisions.

(5) Nonperformance risk spread varies by duration.
(6) Long-term equity volatility represents the equity volatility beyond the period for which observable equity volatilities are available.

Sensitivity to Changes in Unobservable Inputs
The following is a general description of sensitivities of significant unobservable inputs and their impact on the fair value measurement for the assets and liabilities reflected in the table above.

As of December 31, 2020 and 2019, securities of $2.0 million and $2.4 million, respectively, are fair valued using techniques incorporating unobservable inputs and are classified in Level 3 of the fair value hierarchy. For these assets, their unobservable inputs and ranges of possible inputs do not materially affect their fair valuations and have been excluded from the quantitative information in the table above.

Policy loans have been excluded from the table above for these investments supporting reinsurance agreements with funds withheld from the reinsurer reported on the Company’s balance sheet. The fair values of these investments incorporate unobservable inputs used to determine the fair value.

The payable for the funds withheld reinsurance agreements, which includes the Athene embedded derivative, has been excluded from the table above as the fair values of these investments incorporate unobservable inputs used to value the host contract to determine the fair value.

The GMIB reinsurance recoverable fair value calculation is based on the present value of future cash flows comprised of future expected reinsurance benefit receipts, less future attributed premium payments to reinsurers, over the lives
50

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

of the contracts. Estimating these cash flows requires actuarially determined assumptions related to expectations concerning policyholder behavior and long-term market volatility. The more significant policyholder behavior actuarial assumptions include benefit utilization, fund allocation, lapse, and mortality.

Embedded derivative liabilities classified in Level 3 represent the fair value of GMWB and GMAB liabilities. These fair value calculations are based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts. Estimating these cash flows requires actuarially determined assumptions related to expectations concerning policyholder behavior and long-term market volatility. The more significant policyholder behavior actuarial assumptions include benefit utilization, fund allocation, lapse, and mortality.

The tables below provide rollforwards for 2020 and 2019 of the financial instruments for which significant unobservable inputs (Level 3) are used in the fair value measurement. Gains and losses in the table below include changes in fair value due partly to observable and unobservable factors. The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments hedging the related risks may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the impact of the derivative instruments reported in Level 3 may vary significantly from the total income effect of the hedged instruments.

		Total Realized/Unrealized Gains (Losses) Included in
				Purchases,
	Fair Value			Sales,	Transfers	Fair Value
	as of		Other	Issuances	in and/or	as of
	January 1,	Net	Comprehensive	and	(out of)	December 31,
(in millions, as Restated)	2020	Income	Income	Settlements	Level 3	2020
Assets
Debt securities
Other asset-backed securities	$—	$—	$(1.0)	$—	$1.1	$0.1
Equity securities	11.8	(9.6)	—	—	(0.1)	2.1
Limited partnerships	1.1	(0.2)	—	(0.1)	(0.1)	0.7
GMIB reinsurance recoverable	302.8	37.6	—	—	—	340.4
Policy loans	3,585.8	(1.7)	—	(129.9)	—	3,454.2

Liabilities
Embedded derivative liabilities	$(2,790.4)	$(2,801.7)	$—	$—	$—	$(5,592.1)
Funds withheld payable under reinsurance treaties	(3,760.3)	(673.8)	0.4	(19.4)	—	(4,453.1)

		Total Realized/Unrealized Gains (Losses) Included in
				Purchases,
	Fair Value			Sales,	Transfers	Fair Value
	as of		Other	Issuances	in and/or	as of
	January 1,	Net	Comprehensive	and	(out of)	December 31,
(in millions, as Restated)	2019	Income	Income	Settlements	Level 3	2019
Assets
Equity securities	$9.6	$0.8	$—	$(0.4)	$1.8	$11.8
Limited partnerships	—	$(0.7)	—	—	$1.8	$1.1
Freestanding derivative instruments	8.5	(8.5)	—	—	—	—
GMIB reinsurance recoverable	300.6	2.2	—	—	—	302.8
Policy loans	3,543.7	0.5	—	41.6	—	3,585.8

Liabilities
Embedded derivative liabilities	$(3,049.7)	$259.3	$—	$—	$—	$(2,790.4)
Funds withheld payable under reinsurance treaties	(3,745.1)	(3.5)	(3.8)	(7.9)	—	(3,760.3)

51

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The components of the amounts included in purchases, sales, issuances, and settlements for years ended December 31, 2020 and 2019 shown above are as follows (in millions):

December 31, 2020 (As Restated)	Purchases	Sales	Issuances	Settlements	Total
Assets
Debt securities
Limited partnerships	$—	$(0.1)	$—	$—	$(0.1)
Policy loans	—	—	$270.6	$400.5	$129.9
Total	$—	$(0.1)	$270.6	$(400.5)	$(130.0)

Liabilities
Funds withheld payable under reinsurance treaties	$—	$—	$(759.7)	$740.3	$(19.4)

December 31, 2019	Purchases	Sales	Issuances	Settlements	Total
Assets
Equity securities	$—	$(0.4)	$—	$—	$(0.4)
Policy loans	—	—	274.7	(233.1)	41.6
Total	$—	$(0.4)	$274.7	$(233.1)	$41.2

Liabilities
Funds withheld payable under reinsurance treaties	$—	$—	$(313.8)	$305.9	$(7.9)

In 2020, there were no transfers from Level 3 to NAV. In 2019, $1.8 million was transferred from NAV to Level 3 as a result of using significant unobservable inputs since a NAV was not available. In 2020, transfers from Level 3 to Level 2 of the fair value hierarchy were $0.1 million and transfers from Level 2 to Level 3 were $1.1 million. There were no transfers to or from Level 3 during 2019.

The portion of gains (losses) included in net income or other comprehensive income attributable to the change in unrealized gains and losses on Level 3 financial instruments still held at December 31, 2020 and 2019 was as follows (in millions. as restated):

	2020		2019
Assets	Included in Net Income	Included in AOCI	Included in Net Income
Debt securities
Other asset-back securities	$(0.5)	$(0.4)	$—
Equity securities	(9.6)	—	0.4
Limited partnerships	(0.2)	—	0.7
GMIB reinsurance recoverable	37.6	—	2.2

Liabilities
Embedded derivative liabilities	$(2,801.7)	$—	$259.3
Funds withheld payable under reinsurance treaties	826.2	—	(3.8)

52

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Fair Value of Financial Instruments Carried at Other Than Fair Value
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value (in millions).

		December 31, 2020		December 31, 2019
	Fair Value Hierarchy Level	Carrying Value	Fair Value	Carrying Value	Fair Value
	(As Restated)
Assets
Mortgage loans	Level 3	$10,727.5	$11,348.9	$9,903.6	$10,232.1
Policy loans	Level 3	1,068.6	1,068.6	1,119.9	1,119.9
FHLBI capital stock	Level 1	125.4	125.4	125.4	125.4
Receivables from affiliates	Level 3	228.8	228.8	247.8	247.8

Liabilities
Annuity reserves (1)	Level 3	$38,317.8	$46,684.1	$36,646.2	$43,813.6
Reserves for guaranteed investment contracts (2)	Level 3	1,275.5	1,332.1	1,529.6	1,569.5
Trust instruments supported by funding agreements (2)	Level 3	8,383.9	8,701.8	8,852.6	9,086.8
Federal Home Loan Bank funding agreements (2)	Level 3	1,478.4	1,421.3	1,904.9	1,925.0
Funds withheld payable under reinsurance treaties	Level 2	27,518.4	27,518.4	—	—
Debt - Squire Surplus Note	Level 3	211.4	211.4	247.8	247.8
Debt - all other	Level 2	322.0	412.3	327.0	412.3
Securities lending payable	Level 2	12.3	12.3	48.3	48.3
Repurchase agreements	Level 2	1,100.0	1,100.0	—	—
Federal Home Loan Bank advances	Level 2	380.0	380.0	300.1	300.1
Separate account liabilities (3)	Level 2	219,062.9	219,062.9	195,070.5	195,070.5

(1) Annuity reserves represent only the components of other contract holder funds that are considered to be financial instruments.
(2) Included as a component of other contract holders funds on the consolidated balance sheets.
(3) The values of separate account liabilities are set equal to the values of separate account assets.

Fair Value Option

The Company has elected the fair value option for funds withheld assets, which are held as collateral for reinsurance, totaling $3,622.0 million and $3,736.9 million, at December 31, 2020 and 2019, respectively, as previously discussed above.

Income and changes in unrealized gains and losses on other assets for which the Company has elected the fair value option are immaterial to the Company’s consolidated financial statements.

53

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

7.    Deferred Acquisition Costs and Deferred Sales Inducements

The balances of and changes in deferred acquisition costs, as of and for the years ended December 31, were as follows (in millions, as restated):

	2020	2019	2018
Balance, beginning of year(1)	$12,334.4	$11,066.7	$11,037.7
Deferrals of acquisition costs(1)	738.2	796.2	745.4
Amortization related to:
Operations	(415.9)	(235.3)	(971.8)
Derivatives	1,582.3	1,247.5	(148.1)
Net realized (losses) gains	(6.9)	(9.0)	0.5
Write-off related to Athene transaction	(625.8)	—	—
Total amortization	533.7	1,003.2	(1,119.4)
Unrealized investment losses (gains) (1)	290.2	(531.7)	403.0
Balance, end of year	$13,896.5	$12,334.4	$11,066.7

(1) The following lines have been adjusted as a result of the restatement. See Note 2 for further description of the restatement.
The balances of and changes in deferred sales inducements, which are reported in other assets, as of and for the years ended December 31, were as follows (in millions, as restated):

	2020	2019	2018
Balance, beginning of year(1)	$53.6	$144.3	$116.1
Deferrals of sales inducements(1)	3.4	10.9	13.8
Amortization related to:
Operations	(6.0)	(20.9)	(31.8)
Derivatives	0.5	0.2	(0.1)
Net realized gains (losses)	0.1	(1.1)	0.1
Write-off related to Athene transaction	(138.2)	—	—
Total amortization	(143.6)	(21.8)	(31.8)
Unrealized investment losses (gains)	87.5	(79.8)	46.2
Balance, end of year	$0.9	$53.6	$144.3

(1) The following lines have been adjusted as a result of the restatement. See Note 2 for further description of the restatement.
8.    Reinsurance

The Company assumes and cedes reinsurance from and to other insurance companies in order to limit losses from large exposures. However, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability. The Company reinsures certain of its risks to other reinsurers under a coinsurance, modified coinsurance, or yearly renewable term basis. The Company regularly monitors the financial strength rating of its reinsurers.

The Company has also acquired certain lines of business that are wholly ceded to non-affiliates. These include both direct and assumed accident and health business, direct and assumed life insurance business, and certain institutional annuities.

Effective October 1, 2018, the Company entered into a reinsurance agreement with John Hancock to assume its U.S. Group Payout Annuity business. The initial transaction was structured as indemnity reinsurance by Jackson of John Hancock’s approximately 186,000 Group Payout Annuity certificates. In connection with this transaction, Jackson received total consideration of $5.5 billion including a ceding commission of $222.0 million and recorded $5.5 billion of reserves resulting in no gain or loss.
54

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

On March 15, 2019, the Company closed on a 90% reinsurance agreement with John Hancock Life Insurance Company of New York (“JHNY”), effective January 1, 2019, to assume its Group Payout Annuity business. The initial transaction was structured as indemnity reinsurance by Jackson of JHNY’s approximately 18,000 Group Payout Annuity certificates representing $0.5 billion of reserves.

On May 29, 2019, the Michigan Department of Insurance and Financial Services revoked the status of Scottish RE (U.S.), Inc. as an accredited reinsurer in Michigan. The Company wrote off $6.1 million of paid claims recoverable in 2019 as it was deemed probable that the Company would not recover the balance. At December 31, 2020 and 2019, an allowance of $16.7 million and $42.5 million was established for the ceded reserve.

As indicated in Note 3, on June 18, 2020, the Company entered into a funds withheld coinsurance agreement with Athene effective June 1, 2020 to reinsure on 100% quota share basis, a block of Jackson’s in-force fixed and fixed-index annuity product liabilities in exchange for a $1.2 billion ceding commission, which was subject to a post-closing adjustment. The Company allocated investments with a statutory book value of approximately $25.6 billion in support of reserves associated with the transaction to a segregated custody account, which investments are subject to an investment management agreement between Jackson and Apollo. To further support its obligations under the coinsurance agreement, Athene procured $1.2 billion in letters of credit for Jackson’s benefit and has established a trust account for Jackson’s benefit funded with assets with a book value of approximately $69.5 million. In September 2020, the post-closing settlement resulted in ceded premium of $6.3 million and a decrease of $28.5 million in ceding commission.

Pursuant to the Athene coinsurance agreement, the Company holds certain assets as collateral. At December 31, 2020, assets held as collateral in the segregated custody account were $28.3 billion.

Jackson’s GMIBs are reinsured with an unrelated party and, due to the net settlement provisions of the reinsurance agreement, meet the definition of a derivative. Accordingly, the GMIB reinsurance agreement is recorded at fair value on the Company’s consolidated balance sheets, with changes in fair value recorded in net losses on derivatives and investments. GMIB reinsured benefits are subject to aggregate annual claim limits. Deductibles also apply on reinsurance of GMIB business issued since March 1, 2005.

The Company has three retro treaties with SRZ. Pursuant to these retro treaties, the Company ceded to SRZ on a 100% coinsurance basis, subject to pre-existing reinsurance with other parties, certain blocks of business. These blocks of business include disability income and accident and health business, a mix of life and annuity insurance business, and corporate owned life insurance business.

In 2020, the Company adopted ASU No. 2016-13, and established an ACL of $9.5 million on its reinsurance recoverables, which are reported net of ACL on the consolidated balance sheets. The ACL considers the credit quality of the reinsurer and is generally determined based on probability of default and loss given default assumptions, after considering any applicable collateral arrangements. Additions to or releases of the allowance were reported in death, other policyholder benefits, and changes in reserves, net of deferrals in the consolidated income statements. The ACL on reinsurance recoverables was $12.6 million at December 31, 2020.
55

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The following assets and liabilities were held in support of reserves associated with the Company's funds withheld reinsurance agreements and were reported in the respective financial statement line items in the consolidated balance sheets (in millions, as restated):

	December 31,
	2020(2)	2019
Assets
Debt securities	$24,642.4	$151.1
Equity securities	42.2	—
Mortgage loans	2,985.5	—
Policy loans	3,470.8	3,585.8
Derivative instruments, net	(13.1)	—
Limited partnerships	124.9	—
Cash and cash equivalents	394.1	23.4
Accrued investment income	190.3	—
Other assets and liabilities, net	22.8	—
Total assets	$31,859.9	$3,760.3

Liabilities
Funds held under reinsurance treaties(1)	31,971.5	3,760.3
Total liabilities	$ 31,971.5	$ 3,760.3

(1)Includes funds withheld embedded derivative of $826.6 million at December 31, 2020.
(2)Certain assets are reported at amortized cost while the fair value of those assets are reported in the embedded derivative in the fund withheld liability.

The sources of income related to funds withheld under reinsurance treaties reported in the Net Investment Income in the Consolidated Income Statements were as follows (in millions):

	Years Ended December 31,
	2020	2019	2018
Debt securities	$489.6	$7.9	$2.5
Equity securities	2.1	—	—
Mortgage loans	51.1	—	—
Limited partnerships	(0.5)	—	—
Policy loans	315.2	321.4	307.2
Other investment income	0.1	0.5	0.8
Total investment income on funds withheld assets	857.6	329.8	310.5
Other investment expenses on funds withheld assets (1)	(65.8)	—	—
Total net investment income on funds withheld reinsurance treaties	$791.8	$329.8	$310.5
(1) Includes management fees.

56

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The realized gains and losses on funds withheld reinsurance treaties as a component of Net Losses on Derivatives and Investments in the Consolidated Income Statements were as follows (in millions):

	Years Ended December 31,
	2020	2019	2018
Available-for-sale securities
Realized gains on sale	$ 2,073.5	$ -	$ -
Realized losses on sale	(11.7)	—	—
Credit loss expense	—	—	—
Gross impairments	(1.6)	—	—
Credit loss expense on mortgage loans	(47.3)	—	—
Other	4.1	—	—
Net realized gains on non-derivative investments	2,017.0	—	—
Net losses on derivative instruments	(228.0)	—	—
Net realized gains (losses) on funds withheld payable under reinsurance treaties	(1,349.3)	(329.8)	(310.5)
Total net gains on derivatives and investments	$ 439.7	$ (329.8)	$ (310.5)

As described in Note 3 – Summary of Significant Accounting Policies, while the economic benefits of the funds withheld assets flow to the respective reinsurers, Jackson retains physical possession and legal ownership of the investments supporting the reserves. Net Investment Income and Net Gains on Derivatives and Investments related to the funds withheld assets are included in periodic settlements under the reinsurance agreements which results in the flow of returns on the assets to the reinsurers. Net realized gains on the funds withheld assets are increased or decreased by changes in the embedded derivative liability related to the Athene Reinsurance Agreement and also include (i) changes in the related funds withheld payable and (ii) amortization of the basis difference between book value and fair value of the investments as of the effective date of the reinsurance agreements.

The effect of reinsurance on premium was as follows (in millions):

	For the Years Ended December 31,
	2020	2019	2018
Direct premium:
Life	$272.7	$517.7	$459.0
Accident and health	35.9	40.1	43.9
Plus reinsurance assumed:
Life	42.1	44.3	41.6
Group payout annuity	—	406.1	4,983.2
Accident and health	4.9	5.9	6.9
Less reinsurance ceded:
Life	(172.4)	(417.5)	(346.7)
Annuity guaranteed benefits	(12.7)	(13.5)	(14.3)
Accident and health	(40.8)	(46.0)	(50.8)
Total premium	$129.7	$537.1	$5,122.8

57

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The effect of reinsurance on benefits was as follows (in millions):

	For the Years Ended December 31,
	2020	2019	2018
Direct benefits:
Life	$1,193.8	$1,145.8	$1,180.6
Accident and health	135.3	125.2	139.5
Annuity guaranteed benefits	151.5	132.4	103.2
Plus reinsurance assumed:
Life	226.1	244.9	239.6
Group payout annuity	500.5	523.5	125.0
Accident and health	22.9	25.1	24.2
Less reinsurance ceded:
Life	(505.4)	(512.1)	(531.0)
Accident and health	(158.2)	(150.4)	(163.7)
Deferred sales inducements	(1.2)	(3.1)	(3.6)
Group payout annuity reserves assumed	(321.2)	59.1	5,482.5
Change in reserves, net of reinsurance	(9.5)	(160.4)	345.8
Total benefits	$1,234.6	$1,430.0	$6,942.1

Components of the Company’s reinsurance recoverable were as follows (in millions):

	December 31,
	2020	2019
Reserves:
Life	$5,980.8	$6,420.1
Accident and health	568.7	588.8
Guaranteed minimum income benefits	340.3	302.8
Other annuity benefits(1)(2)	27,543.7	186.8
Claims liability and other	877.1	911.7
Total	$35,310.6	$8,410.2

(1) Other annuity benefits primarily attributable to fixed and fixed index annuities reinsured with Athene.
(2) The following line has been adjusted as a result of the restatement. See Note 2 for further description of the restatement

Included in the reinsurance recoverable were reserves ceded to Brooke Life of $34.2 million and $34.7 million at December 31, 2020 and 2019, respectively. At December 31, 2020, the largest amount ceded to any reinsurer totaled 27.4 billion, which was related to Athene and is fully collateralized.

The following table sets forth the Company’s net life insurance in-force (in billions):

	December 31,
	2020	2019
Direct life insurance in-force	$118.3	$142.2
Amounts assumed from other companies	17.0	18.2
Amounts ceded to other companies	(81.8)	(99.5)
Net life insurance in-force	$53.5	$60.9

58

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

9.    Reserves for Future Policy Benefits and Claims Payable and Other Contract Holder Funds
The following table sets forth the Company’s reserves for future policy benefits and claims payable balances (in millions, as restated):

	December 31,
	2020	2019
Traditional life	$4,539.5	$5,008.9
Guaranteed benefits(1)(2)	8,508.5	5,441.2
Claims payable	1,088.8	1,007.9
Accident and health	1,257.2	1,290.1
Group payout annuities	5,220.3	5,541.5
Other	857.8	901.9
Total	$21,472.1	$19,191.5
(1) Includes the embedded derivative liabilities related to the GMWB reserve.
(2) The following line has been adjusted as a result of the restatement. See Note 2 for further description of the restatement.

For traditional life insurance contracts, which include term and whole life, reserves are determined using the net level premium method and assumptions as of the issue date or acquisition date as to mortality, interest rates, lapse and expenses, plus provisions for adverse deviation. These assumptions are not unlocked unless the reserve is determined to be deficient.

The Company’s liability for future policy benefits also includes liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts, which are further discussed in Note 10.

The following table sets forth the Company’s liabilities for other contract holder funds balances (in millions):

	December 31,
	2020	2019
Interest-sensitive life	$11,835.5	$12,268.9
Variable annuity fixed option	10,609.6	8,230.6
Fixed annuity	16,501.3	17,203.2
Fixed index annuity(1)	14,209.2	14,058.6
GICs, funding agreements and FHLB advances	11,137.8	12,287.1
Total	$64,293.4	$64,048.4
(1) At December 31, 2020 and 2019, includes the embedded derivative liabilities related to fixed index annuity of $1,483.9 million and $1,381.5 million, respectively.

For interest-sensitive life contracts, liabilities approximate the policyholder’s account value, plus the remaining balance of the fair value adjustment related to previously acquired business, which is further discussed below. The liability for fixed index annuities is based on three components, 1) the imputed value of the underlying guaranteed host contract, 2) the fair value of the embedded option component of the contract, and 3) the liability for guaranteed benefits related to the optional lifetime income rider. For fixed annuities, variable annuity fixed option, and other investment contracts, as detailed in the above table, the liability is the policyholder’s account value, plus the unamortized balance of the fair value adjustment related to previously acquired business. At December 31, 2020, the Company had interest sensitive life business with minimum guaranteed interest rates ranging from 2.5% to 6.0%, with a 4.68% average guaranteed rate and fixed interest rate annuities with minimum guaranteed rates ranging from 1.0% to 5.5%, with a 1.99% average guaranteed rate.

The Company recorded a fair value adjustment at acquisition related to certain annuity and interest sensitive liability blocks of business to reflect the cost of the interest guarantees within the in-force liabilities, based on the difference
59

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

between the guaranteed interest rate and an assumed new money guaranteed interest rate at acquisition. This adjustment was recorded in reserves for future policy benefits and claims payable. This reserve is reassessed at the end of each period, taking into account changes in the in-force block. Any resulting change in the reserve is recorded as a change in reserve through the consolidated income statements.

At December 31, 2020 and 2019, approximately 95% and 88%, respectively, of the Company’s fixed annuity account values correspond to crediting rates that are at the minimum guaranteed interest rates. The following tables show the distribution of the fixed interest rate annuities’ account values within the presented ranges of minimum guaranteed interest rates (in millions):

	December 31, 2020

Minimum Guaranteed Interest Rate	Account Value
	Fixed	Fixed Index	Variable	Total
1%	$90.7	$164.5	$6,501.6	$6,756.8
>1.0% - 2.0%	58.6	2.7	235.7	297.0
>2.0% - 3.0%	915.4	189.9	3,356.6	4,461.9
>3.0% - 4.0%	622.5	—	—	622.5
>4.0% - 5.0%	280.3	—	—	280.3
>5.0% - 5.5%	73.2	—	—	73.2
Subtotal	2,040.7	357.1	10,093.9	12,491.7
Ceded reinsurance	12,923.7	13,852.1	—	26,775.8
Total	$14,964.4	$14,209.2	$10,093.9	$39,267.5

	December 31, 2019

Minimum Guaranteed Interest Rate	Account Value
	Fixed	Fixed Index	Variable	Total
1%	$2,798.8	$4,151.2	$—	$6,950.0
>1.0% - 2.0%	1,710.9	6,068.9	5,206.2	12,986.0
>2.0% - 3.0%	7,047.4	3,838.5	2,560.3	13,446.2
>3.0% - 4.0%	1,561.4	—	—	1,561.4
>4.0% - 5.0%	2,236.4	—	—	2,236.4
>5.0% - 5.5%	278.2	—	—	278.2
Total	$15,633.1	$14,058.6	$7,766.5	$37,458.2

60

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

At December 31, 2020 and 2019, approximately 80% and 81%, respectively, of the Company’s interest sensitive life business account values correspond to crediting rates that are at the minimum guaranteed interest rates. The following table shows the distribution of the interest sensitive life business account values within the presented ranges of minimum guaranteed interest rates, excluding the business that is subject to the previously mentioned retro treaties (in millions):

	December 31,
Minimum	2020	2019
Guaranteed Interest Rate	Account Value - Interest Sensitive Life
>2.0% - 3.0%	$269.6	$270.6
>3.0% - 4.0%	2,819.5	3,017.6
>4.0% - 5.0%	2,488.2	2,596.5
>5.0% - 6.0%	2,044.6	2,031.2
Subtotal	7,621.9	7,915.9
Retro treaties	4,213.6	4,353.0
Total	$11,835.5	$12,268.9

The Company has established a European Medium Term Note program, with up to $5.8 billion in aggregate principal amount outstanding at any one time. Jackson National Life Funding, LLC was formed as a special purpose vehicle solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with Jackson and secured by the issuance of funding agreements. The remaining series under this program matured in August 2019.

The Company has established a $23.0 billion aggregate Global Medium Term Note program. Jackson National Life Global Funding was formed as a statutory business trust, solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with Jackson and secured by the issuance of funding agreements. The carrying values at December 31, 2020 and 2019 totaled $8.4 billion and $8.9 billion, respectively.

Those Medium Term Note instruments issued in a foreign currency have been hedged for changes in exchange rates using cross-currency swaps. The unrealized foreign currency gains and losses on those Medium Term Note instruments are included in the carrying value of the trust instruments supported by funding agreements.

Trust instrument liabilities are adjusted to reflect the effects of foreign currency translation gains and losses using exchange rates as of the reporting date. Foreign currency translation gains and losses are included in net losses on derivatives and investments.

Jackson and Squire Re are members of the FHLBI primarily for the purpose of participating in the bank’s mortgage-collateralized loan advance program with short-term and long-term funding facilities. Advances are in the form of short-term or long-term notes or funding agreements issued to FHLBI. At both December 31, 2020 and 2019, the Company held $125.4 million of FHLBI capital stock, supporting $1.9 billion and $2.3 billion in funding agreements, short-term and long-term borrowing capacity in 2020 and 2019, respectively.
61

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

10.    Certain Nontraditional Long-Duration Contracts and Variable Annuity Guarantees

The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (“traditional variable annuities”). The Company also issues variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contract holder (“variable contracts with guarantees”) either a) return of no less than total deposits made to the account adjusted for any partial withdrawals, b) total deposits made to the account adjusted for any partial withdrawals plus a minimum return, or c) the highest account value on a specified anniversary date adjusted for any withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death (GMDB), at annuitization (GMIB), upon the depletion of funds (GMWB) or at the end of a specified period (GMAB).

The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for separate account liabilities. Liabilities for guaranteed benefits are general account obligations and are reported in reserves for future policy benefits and claims payable. Amounts assessed against the contract holders for mortality, administrative, and other services are reported in revenue as fee income. Changes in liabilities for minimum guarantees are reported within death, other policy benefits and change in policy reserves within the consolidated income statements with the exception of changes in embedded derivatives, which are included in net losses on derivatives and investments. Separate account net investment income, net investment realized and unrealized gains and losses, and the related liability changes are offset within the same line item in the consolidated income statements.

62

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

At December 31, 2020 and 2019, the Company provided variable annuity contracts with guarantees, for which the net amount at risk (“NAR”) is defined as the amount of guaranteed benefit in excess of current account value, as follows (dollars in millions):

					Average
					Period
				Weighted	until
December 31, 2020	Minimum	Account	Net Amount	Average	Expected
	Return	Value	at Risk	Attained Age	Annuitization
Return of net deposits plus a minimum return
GMDB	0-6%	$170,510.2	$2,339.5	67.3 years
GMWB - Premium only	0%	2,858.1	11.7
GMWB	0-5%*	247.5	10.8
GMAB - Premium only	0%	39.4	—
Highest specified anniversary account value minus
withdrawals post-anniversary
GMDB		13,511.9	86.1	68.3 years
GMWB - Highest anniversary only		3,459.2	41.1
GMWB		646.0	55.4
Combination net deposits plus minimum return, highest
specified anniversary account value minus
withdrawals post-anniversary
GMDB	0-6%	8,890.8	614.8	70.5 years
GMIB	0-6%	1,675.3	555.5		0.5 years
GMWB	0-8%*	$159,856.9	$5,655.7

					Average
					Period
				Weighted	until
December 31, 2019	Minimum	Account	Net Amount	Average	Expected
	Return	Value	at Risk	Attained Age	Annuitization
Return of net deposits plus a minimum return
GMDB	0-6%	$150,575.7	$2,477.3	66.9 years
GMWB - Premium only	0%	2,752.7	15.7
GMWB	0-5%*	257.3	13.8
GMAB - Premium only	0%	36.5	—
Highest specified anniversary account value minus
withdrawals post-anniversary
GMDB		12,546.8	68.5	67.7 years
GMWB - Highest anniversary only		3,232.4	50.9
GMWB		697.6	55.2
Combination net deposits plus minimum return, highest
specified anniversary account value minus
withdrawals post-anniversary
GMDB	0-6%	8,158.8	686.6	70.0 years
GMIB	0-6%	1,688.1	615.8		0.5 years
GMWB	0-8%*	$140,528.5	$7,159.6

* Ranges shown based on simple interest. The upper limits of 5% or 8% simple interest are approximately equal to 4.1% and 6%, respectively, on a compound interest basis over a typical 10-year bonus period. The combination GMWB category also includes benefits with a defined increase in the withdrawal percentage under pre-defined non-market conditions.

Amounts shown as GMWB above include a ‘not-for-life’ component up to the point at which the guaranteed withdrawal benefit is exhausted, after which benefits paid are considered to be ‘for-life’ benefits. The liability related to this ‘not-for-life’ portion is valued as an embedded derivative, while the ‘for-life’ benefits are valued as an insurance liability (see below). For this table, the net amount at risk of the ‘not-for-life’ component is the undiscounted excess of the guaranteed withdrawal benefit over the account value, and that of the ‘for-life’ component is the estimated value of additional life contingent benefits paid after the guaranteed withdrawal benefit is exhausted.
63

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Account balances of contracts with guarantees were invested in variable separate accounts as follows (in millions):

	December 31,
Fund type:	2020	2019
Equity	$132,213.0	$121,520.3
Bond	20,202.9	19,340.4
Balanced	39,626.1	30,308.3
Money market	1,861.6	956.2
Total	$193,903.6	$172,125.2

GMDB liabilities reflected in the general account were as follows (in millions):

	2020	2019
Balance at January 1	$1,282.9	$1,371.6
Incurred guaranteed benefits	270.2	24.7
Paid guaranteed benefits	(134.9)	(113.4)
Balance at December 31	$1,418.2	$1,282.9

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the liability balance through the consolidated income statement, within death, other policy benefits and change in policy reserves, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at both December 31, 2020 and 2019 (except where otherwise noted):
1)    Use of a series of stochastic investment performance scenarios, based on historical average market volatility.
2)    Mean investment performance assumption of 7.15% (2020) and 7.4% (2019) after investment management fees, but before external investment advisory fees and mortality and expense charges.
3)    Mortality equal to 38% to 100% of the IAM 2012 basic table improved using Scale G through 2019 (2019: 24% to 100% of the Annuity 2000 table).
4)    Lapse rates varying by contract type, duration and degree the benefit is in-the-money and ranging from 0.3% to 27.9% (before application of dynamic adjustments).
5)    Discount rates: 7.15% on 2020 and later issues.7.4% on 2013 through 2019 issues, 8.4% on 2012 and prior issues.

Most GMWB reserves are considered to be derivatives under current accounting guidance and are recognized at fair value, as previously defined, with the change in fair value reported in net income (as net losses on derivatives and investments). The fair value of these liabilities is determined using stochastic modeling and inputs as further described in Note 6. The fair valued GMWB had a reserve liability of $5,592.1 million and $2,790.5 million at December 31, 2020 and 2019, respectively, and was reported in reserves for future policy benefits and claims payable.

Jackson has also issued certain GMWB products that guarantee payments over a lifetime. Reserves for the portion of these benefits after the point where the guaranteed withdrawal balance is exhausted are calculated using assumptions and methodology similar to the GMDB liability. At December 31, 2020 and 2019, these GMWB reserves totaled $181.3 million and $161.3 million, respectively, and were reported in reserves for future policy benefits and claims payable.
GMAB benefits were offered on some variable annuity plans. However, the Company no longer offers these benefits. The GMAB had an asset value that was immaterial to the consolidated financial statements at both December 31, 2020 and 2019, respectively.

The direct GMIB liability is determined at each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over
64

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

the accumulation period based on total expected assessments. The assumptions used for calculating the direct GMIB liability are consistent with those used for calculating the GMDB liability. At December 31, 2020 and 2019, GMIB reserves before reinsurance totaled $86.9 million and $86.6 million, respectively.

Other Liabilities – Insurance and Annuitization Benefits
The Company has established additional reserves for life insurance business for universal life plans with secondary guarantees, interest-sensitive life plans that exhibit “profits followed by loss” patterns and account balance adjustments to tabular guaranteed cash values on one interest-sensitive life plan.

Liabilities for these benefits have been established according to the methodologies described below:

	December 31, 2020			December 31, 2019
Benefit Type	Liability (in millions)	Net Amount at Risk (in millions)	Weighted Average Attained Age	Liability (in millions)	Net Amount at Risk (in millions)	Weighted Average Attained Age
Insurance benefits*	$939.6	$19,483.0	63.5 years	$904.1	$20,620.5	62.8 years
Account balance adjustments	133.6	N/A	N/A	127.8	N/A	N/A

* Amounts for the UL benefits are for the total of the plans containing any policies having projected non-zero excess benefits and thus, may include some policies with zero projected excess benefits.

The following assumptions and methodology were used to determine the UL insurance benefit liability at December 31, 2020 and 2019:

1)    Use of a series of deterministic premium persistency scenarios.
2)    Other experience assumptions similar to those used in amortization of deferred acquisition costs.
3)    Discount rates equal to credited interest rates, approximately 3.0% to 5.5% in both 2020 and 2019.

The Company also has a small closed block of two-tier annuities, where different crediting rates are used for annuitization and surrender benefit calculations. A liability is established to cover future annuitization benefits in excess of surrender values, and was immaterial to the consolidated financial statements at both December 31, 2020 and 2019. The Company also offers an optional lifetime income rider with certain of its fixed index annuities. The liability established for this rider before reinsurance was $18.1 million and $3.3 million at December 31, 2020 and 2019, respectively.

11.    Debt

The aggregate carrying value of borrowings was as follows (in millions):

	December 31,
	2020	2019
Surplus notes	$461.1	$497.4
FHLBI bank loans	72.3	77.3
Total	$533.4	$574.7

At December 31, 2020, the above borrowings were all due after five years.

Surplus notes
Under Michigan Insurance Law, for statutory reporting purposes, the surplus notes are not part of the legal liabilities of the Company and are considered surplus funds. Payments of interest or principal may only be made with the prior approval of the commissioner of insurance of the state of Michigan and only out of surplus earnings which the commissioner determines to be available for such payments under Michigan Insurance Law.

On March 15, 1997, Jackson issued 8.15% surplus notes in the principal amount of $250.0 million due March 15, 2027. These surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933, and are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims and may not be redeemed
65

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

at the option of the Company or any holder prior to maturity. Interest is payable semi-annually on March 15th and September 15th of each year. Interest expense on the notes was $20.5 million in 2020, and $20.4 million in both 2019 and 2018, respectively.

In conjunction with a reserve financing transaction, Squire Re II issued the Squire Surplus Note to an affiliate. The Squire Surplus Note matures December 30, 2031 and bears interest at 4.35%, payable quarterly. During 2020, 2019, and 2018 interest expense on the Squire Surplus Note was $9.8 million, $11.0 million, and $12.7 million, respectively.

Federal Home Loan Bank Loans
The Company received loans of $50.0 million from the FHLBI under its community investment program in both 2015 and 2014, which amortize on a straight line basis over the loan term. The weighted average interest rate on these loans was 0.48% in 2020 and 2.20% in 2019. The outstanding balance on these loans was $72.3 million and $77.3 million at December 31, 2020 and 2019, respectively. During 2020, 2019, and 2018, interest expense for these loans totaled $0.5 million, $1.8 million, and $1.6 million, respectively. At December 31, 2020, the loans were collateralized by mortgage-related securities and mortgage loans with a carrying value of $96.3 million.

12.    Federal Home Loan Bank Advances

The Company entered into a short-term advance program with the FHLBI in which interest rates were either fixed or variable based on the FHLBI cost of funds or market rates. Advances of $380.0 million and $300.1 million were outstanding at December 31, 2020 and 2019, respectively, and were recorded in other liabilities. The Company paid interest of $0.3 million, $2.1 million, and $2.6 million on such advances during 2020, 2019, and 2018, respectively.

13.    Income Taxes

On March 27, 2020, H.R. 748, the Coronavirus Aid, Relief, and Economic Security Act, “the CARES ACT”, was signed into legislation which includes tax provisions relevant to businesses that during 2020 will impact taxes related to 2018 and 2019. Some of the significant changes are reducing the interest expense disallowance for 2019 and 2020, allowing the five year carryback of net operating losses for 2018-2020, suspension of the 80.0% limitation of taxable income for net operating loss carryforwards for 2018-2020, and the acceleration of depreciation expense from 2018 and forward on qualified improvement property. In 2020, the Company recognized a tax benefit of $16.3 million as a result of the CARES ACT. In addition, the Taxpayer Certainty & Disaster Tax Relief Act was enacted on December 27, 2020. There was no impact to taxes from this legislation.

The components of the provision for federal income taxes were as follows (in millions):

	Years Ended December 31,
	2020	2019	2018
	(As Restated)
Current tax (benefit) expense	$(65.3)	$299.5	$113.9
Deferred tax (benefit) expense	(775.6)	(672.9)	134.5
Income tax (benefit) expense	$(840.9)	$(373.4)	$248.4

66

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The federal income tax provisions differ from the amounts determined by multiplying pre tax income attributable to Jackson by the statutory federal income tax rate of 21.0% were as follows (in millions):

	Years Ended December 31,
	2020	2019	2018
	(As Restated)
Income taxes at statutory rate	$(502.8)	$(176.0)	$477.8
State income taxes(1)	(56.4)	—	—
Dividends received deduction	(157.8)	(170.9)	(114.6)
U.S. federal tax reform impact(2)	(16.3)	—	(11.1)
Provision for uncertain tax benefit	—	—	4.8
Other tax credits	(60.7)	(39.8)	(33.4)
Prior year deferred tax benefit	(52.9)	—	—
Contribution of capitalized affiliate	—	—	(77.9)
Other	6.0	13.3	2.8
Income tax (benefit) expense	$(840.9)	$(373.4)	$248.4

Effective tax rate	35.1%	44.5%	10.9%
(1) For the year ended December 31, 2020, includes a benefit of $32.9 million relating to a true-up for prior periods.
(2) For the year ended December 31, 2020, the benefit is the result of the CARES act. For the year ended December 31, 2018, the benefit is the result of the change in tax rates under the Tax Cuts and Jobs Act.

For 2019 and 2018, the rate reconciling items for other tax credits and other items included a reclassification to conform with the current year presentation.

Federal income taxes (received) paid were $(3.8) million, $379.3 million, and $35.4 million in 2020, 2019, and 2018, respectively.

The tax effects of significant temporary differences that gave rise to deferred tax assets and liabilities were as follows (in millions, as restated):

	December 31,
	2020	2019
Gross deferred tax asset
Difference between financial reporting and the tax basis of:
Policy reserves and other insurance items	$3,257.7	$2,987.4
Derivative investments	1,120.6	863.2
Employee benefits	136.9	129.2
Other investment items	329.5	—
Net operating loss carryforward	28.9	48.1
Other	53.4	63.9
Total gross deferred tax asset	4,927.0	4,091.8

Gross deferred tax liability
Difference between financial reporting and the tax basis of:
Deferred acquisition costs and sales inducements	(2,810.6)	(2,484.1)
Other investment items	—	(295.0)
Net unrealized investment gains	(1,020.9)	(606.3)
Other	(59.6)	(46.5)
Total gross deferred tax liability	(3,891.1)	(3,431.9)

Net deferred tax asset	$1,035.9	$659.9

67

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The Company is required to evaluate the recoverability of its deferred tax assets and establish a valuation allowance, if necessary, to reduce its deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required when determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. When evaluating the need for a valuation allowance, the Company considers many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies the Company would employ to avoid a tax benefit from expiring unused.

Concluding that a valuation allowance is not required is difficult when there has been significant negative evidence, such as cumulative losses in recent years. The Company utilized a three year rolling calculation of actual income before taxes adjusted for permanent items to measure the cumulative losses in recent years. The total historical cumulative loss includes significant increases in the dividend received deduction (DRD) benefit for 2018 and 2019 due to the majority of funds in separate accounts converting regulated investment companies (RICs) to Partnerships. The conversion resulted in two years of DRD from RIC distributions being deducted in each of 2018 and 2019. Significant increases in the DRD from fund conversions are not expected to continue as there are a limited number of RIC funds that could still be converted. In 2020, the Company entered into a funds withheld coinsurance agreement with Athene that resulted in a significant one-time loss related to the net consideration of the reinsurance transaction during the year. Accordingly, in analyzing the three year rolling calculation of actual income before taxes adjusted for permanent differences, the Company concluded it was appropriate to exclude the increased DRD and Athene loss as well as a one-time loss for hedges related to managing to risk limits under the previous VA reserving regime in 2019, in assessing the sources of taxable income available to realize the benefit of deferred tax assets.

The Company evaluated each component of the deferred tax asset and assessed the effects of limitations and/or interpretations on the value of such components to be fully recognized in the future. The Company also evaluated the likelihood of sufficient taxable income in the future to offset the available deferred tax assets based on evidence considered to be objective and verifiable. Based on the analysis at December 31, 2020, the Company concluded that it is more likely than not, that the $1,035.9 million of net deferred tax assets will be realized through future projected taxable income.

In 2016, the Company reached an agreement with the IRS regarding the taxation of hedging activities. This agreement requires the current taxation of all unrealized gains and losses on hedge-related investments, but then defers two-thirds of the amount ratably over the following two years. Accordingly, there is an acceleration of taxes incurred currently and a related offset to the taxes being deferred.

At December 31, 2020, the Company had a federal tax ordinary loss carryforward of $137.0 million attributable to a previous acquisition, which begins to expire in 2026. Section 382 of the Internal Revenue Code imposes limitations on the utilization of net operating loss carryforwards. The Section 382 limitation is an annual limitation on the amount of pre-acquisition net operating losses that a corporation may use to offset post-acquisition income. Section 382 further limits certain unrealized built-in losses at the time of acquisition. The annual limitation is approximately $21.0 million. At December 31, 2020 and 2019, the Company had Foreign Tax Credit and Alternative Minimum Tax Credit (subject to 382 limitations) carryforwards of $6.2 million and $44.4 million, respectively.

The Company has considered both permanent and temporary positions in determining the unrecognized tax benefit rollforward. At December 31, 2020 and 2019, the Company held reserves related to the exclusion of short-term capital gains from the separate account dividends received deduction ("DRD") calculation and a change in the calculation of its tax basis reserves. The DRD was agreed to through the IRS Fast Track Settlement process in 2020 and the unrecognized benefit has been recorded to FIT payable included in other liabilities on the consolidated balance sheets.
68

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The following table summarizes the changes in the Company’s unrecognized tax benefits (in millions):

	December 31,
	2020	2019

Unrecognized tax benefit, beginning of year	$33.0	$33.0
Additions for tax positions identified	—	—
Decrease for DRD short-term gain position	(30.7)	—
Unrecognized tax benefit, end of year	$2.3	$33.0

The table above has been restated from prior year to remove accrued interest.

The Company recognizes interest and penalties accrued, if any, related to unrecognized tax benefits as a component of income tax (benefit) expense. The Company did not recognize any interest and penalty expense in 2020 or 2019. In 2018, the Company recognized interest and penalty expense of $2.1 million. For both 2020 and 2019 the Company had total accrued interest of $4.9 million. The Company did not record any amounts for penalties related to unrecognized tax benefits during 2020, 2019, or 2018.

Based on information available as of December 31, 2020, the Company believes that, in the next 12 months, there are no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease.

The Company is generally no longer subject to U.S. federal, state, and local income tax examinations by tax authorities for years prior to 2012. The Brooke Life federal consolidated tax return is currently under examination by the Internal Revenue Service for the 2017 tax year. The Company does not anticipate any material changes from this audit.

14.    Segment Information

The Company has three reportable segments consisting of Retail Annuities, Institutional Products, Closed Life and Annuity Block, plus its Corporate and Other segment. These segments reflect the manner by which the Company’s chief operating decision maker views and manages the business. The following is a brief description of the Company’s reportable segments.

Retail Annuities
The Company’s Retail Annuities segment offers a variety of retirement income and savings products through its diverse suite of products, consisting primarily of variable annuities, fixed index annuities, and fixed annuities. These products are distributed through various wirehouses, insurance brokers and independent broker-dealers, as well as through banks and financial institutions, primarily to high net worth investors and the mass and affluent markets.

The Company’s variable annuities, represent an attractive option for retirees and soon-to-be retirees, providing access to equity market appreciation and add-on benefits, including guaranteed lifetime income. A fixed index annuity is designed for investors who desire principal protection with the opportunity to participate in capped upside investment returns linked to a reference market index. The Company also provides access to guaranteed lifetime income as an add-on benefit. A fixed annuity is a guaranteed product designed to build wealth without market exposure, through a crediting rate that is likely to be superior to interest rates offered from banks or money market funds.

The financial results of the variable annuity business within the Company’s Retail Annuities segment are largely dependent on the performance of the contract holder account value, which impacts both the level of fees collected and the benefits paid to the contract holder. The financial results of the Company’s fixed annuities, including the fixed portion of its variable annuity account values and fixed index annuities, are largely dependent on the Company’s ability to earn a spread between earned investment rates on general account assets and the interest credited to contract holders.

Institutional Products
The Company’s Institutional Products consists of traditional guaranteed investment contracts (“GICs”), funding agreements (including agreements issued in conjunction with the Company’s participation in the US Federal Home Loan Bank of Indianapolis program) and Medium Term Note funding agreements. The Company’s GIC products are
69

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

marketed to defined contribution pension and profit sharing retirement plans. Funding agreements are marketed to institutional investors, including corporate cash accounts and securities lending funds, as well as money market funds, and are issued to the FHLBI in connection with its program.

The financial results of the Company’s institutional products business are primarily dependent on the Company’s ability to earn target spreads on general account assets.

Closed Life and Annuity Blocks
Although the Company historically offered traditional life insurance products, it discontinued new sales of life insurance products in 2012. The Company’s Closed Life and Annuity Blocks segment includes life insurance products offered through that point, including various protection products, such as whole life, universal life, variable universal life and term life insurance products that provide financial safety for individuals and their families. This segment distributed these products primarily through independent insurance agents; independent broker-dealers; regional broker-dealers; wirehouses; registered investment advisers; and banks, credit unions and other financial institutions, primarily to the mass market. This segment also includes acquired closed blocks consisting primarily of life insurance.

The Company’s Closed Life and Annuity Blocks segment also includes group pay-out annuities, consisting of a closed block of defined benefit annuity plans assumed from John Hancock USA and John Hancock Life Insurance Company of New York through a reinsurance agreement. A single premium payment from an employer (contract holder) funds the pension benefits for its employees (participants). The contracts are tailored to meet the requirements of the specific pension plan being covered.

The profitability of the Company’s Closed Life and Annuity Blocks segment is largely driven by its historical ability to appropriately price its products and purchase appropriately priced blocks of business, as realized through underwriting, expense and net losses on derivatives and investments, and the ability to earn an assumed rate of return on the assets supporting that business.

Corporate and Other
The Company’s Corporate and Other segment primarily consists of the operations of its unallocated corporate income and expenses.

The Corporate and Other segment also includes certain eliminations and consolidation adjustments.

Segment Performance Measurement
Segment operating revenues and pretax adjusted operating earnings are non-GAAP financial measures that management believes are critical to the evaluation of the financial performance of the Company’s segments. The Company uses the same accounting policies and procedures to measure segment pretax adjusted operating earnings as used in its reporting of consolidated net income. Its primary measure is pretax adjusted operating earnings, which is defined as net income recorded in accordance with GAAP, excluding certain items that may be highly variable from period to period due to accounting treatment under GAAP, or that are non-recurring in nature, as well as certain other revenues and expenses which are not considered to drive underlying profitability. Operating revenues and pretax adjusted operating earnings should not be used as a substitute for net income as calculated in accordance with GAAP.

Pretax adjusted operating earnings equals net income adjusted to eliminate the impact of the following items:

•    Fees attributable to guarantee benefits: fees paid in conjunction with guaranteed benefit features offered for certain of the Company’s variable annuities and fixed index annuities are set at a level intended to mitigate the cost of hedging and funding the liabilities associated with such guaranteed benefit features. The full amount of the fees attributable to guarantee benefit features have been excluded from pretax adjusted operating earnings as the related net movements in freestanding derivatives and net reserve and embedded derivative movements, as described below, have been excluded from pretax adjusted operating earnings. This presentation of earnings is intended to directly align revenue and related expenses associated with the guaranteed benefit features;
•    Net movement in freestanding derivatives, except earned income (periodic settlements and changes in settlement accruals) on derivatives that are hedges of investments, but do not qualify for hedge accounting treatment: changes in the fair value of freestanding derivatives used to manage the risk associated with life and annuity reserves, including those arising from the guaranteed benefit features offered for certain variable annuities and fixed index annuities. Net movements in freestanding derivatives have been excluded from

70

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

pretax adjusted operating earnings because the market value of these derivatives may vary significantly from period to period as a result of near-term market conditions and therefore are not directly comparable or reflective of the underlying profitability of the business;
•    Net reserve and embedded derivative movements: changes in the valuation of certain life and annuity reserves, a portion of which are accounted for as embedded derivative instruments and which are primarily comprised of variable and fixed index annuity reserves, including those guaranteed benefit features offered for certain of the Company’s variable annuities. Net reserve and embedded derivative movements have been excluded from pretax adjusted operating earnings because the carrying values of these derivatives may vary significantly from period to period as the result of near-term market conditions and policyholder behavior-related inputs and therefore are not directly comparable or reflective of the underlying profitability of the business. Movements in reserves attributable to the current period claims and benefit payments in excess of a customer’s account value on these policies are also excluded from pretax adjusted operating earnings as these benefit payments are affected by near-term market conditions and policyholder behavior-related inputs and therefore may vary significantly from period to period;
•    Net Realized Investment Gains and Losses including change in fair value of funds withheld embedded derivative: Realized investment gains and losses associated with the periodic sales or disposals of securities, excluding those held within our trading portfolio, as well as impairments of securities, after adjustment for the non-credit component of the impairment charges and change in fair value of funds withheld embedded derivative related to the Athene Reinsurance Transaction;
•    DAC and DSI impact: amortization of deferred acquisition costs and deferred sales inducements associated with the items excluded from pretax adjusted operating earnings;
•    Assumption changes: the impact on the valuation of net derivative and reserve movements, including amortization on DAC, arising from changes in underlying actuarial assumptions;
•    Loss on Athene Reinsurance Transaction: Includes contractual ceding commission, cost of reinsurance write-off, and DAC and DSI write-off related to the Athene Reinsurance Transaction;
•    Net investment income on funds withheld assets; Includes net investment income on funds withheld assets related to the reinsurance transaction;
•    Income taxes.

As detailed above, the fees attributed to guaranteed benefits, the associated movements in optional guaranteed benefit liabilities, and related claims and benefit payments are excluded from pretax adjusted operating earnings, as the Company believes this approach appropriately removes the impact to both revenue and expenses associated with the guaranteed benefit features that are offered for certain variable annuities and fixed index annuities.

71

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Set forth in the tables below is certain information with respect to the Company’s segments, as described above (in millions).

72

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

For the Year Ended December 31, 2020	Retail Annuities	Closed Life and Annuity Blocks	Institutional Products	Corporate and Other	Intersegment Eliminations	Total Consolidated

Operating Revenues
Fee income	$3,470.1	$512.5	$—	$—	$—	$3,982.6
Premium	—	142.4	—	—	—	142.4
Net investment income	922.3	758.1	354.8	(143.4)	97.3	1,989.1
Income on operating derivatives	48.0	58.3	—	21.2	—	127.5
Other income	29.9	25.7	1.6	7.3	—	64.5
Total Operating Revenues	4,470.3	1,497.0	356.4	(114.9)	97.3	6,306.1

Operating Benefits and Expenses
Death, other policy benefits and change in policy	54.4	866.5	—	—	—	920.9
Interest credited on other contract holder funds, net of deferrals	524.1	428.2	250.0	—	—	1,202.3
Interest expense	27.3	—	16.5	—	—	43.8
Operating costs and other expenses, net of deferrals	1,811.5	169.2	4.8	24.7	—	2,010.2
Deferred acquisition and sales inducements amortization	61.2	16.9	—	—	19.8	97.9
Total Operating Benefits and Expenses	2,478.5	1,480.8	271.3	24.7	19.8	4,275.1

Pretax Adjusted Operating Earnings	$1,991.8	$16.2	$85.1	$(139.6)	$77.5	$2,031.0

For the Year Ended December 31, 2019	Retail Annuities	Closed Life and Annuity Blocks	Institutional Products	Corporate and Other	Intersegment Eliminations	Total Consolidated

Operating Revenues
Fee income	$3,406.4	$528.3	$—	$—	$—	$3,934.7
Premium	—	550.6	—	—	—	550.6
Net investment income	1,491.5	801.2	449.7	(58.8)	5.2	2,688.8
Income on operating derivatives	38.6	26.5	—	7.5	—	72.6
Other income	0.5	59.1	—	9.9	—	69.5
Total Operating Revenues	4,937.0	1,965.7	449.7	(41.4)	5.2	7,316.2

Operating Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	26.7	1,390.1	—	—	—	1,416.8
Interest credited on other contract holder funds, net of deferrals	897.6	444.3	290.6	—	—	1,632.5
Interest expense	34.8	—	48.8	—	—	83.6
Operating costs and other expenses, net of deferrals	1,757.3	107.0	4.7	38.2	—	1,907.2
Deferred acquisition and sales inducements amortization	(62.5)	19.4	—	—	1.4	(41.7)
Total Operating Benefits and Expenses	2,653.9	1,960.8	344.1	38.2	1.4	4,998.4

Pretax Adjusted Operating Earnings	$2,283.1	$4.9	$105.6	$(79.6)	$3.8	$2,317.8
73

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

For the Year Ended December 31, 2018	Retail Annuities	Closed Life and Annuity Blocks	Institutional Products	Corporate and Other	Intersegment Eliminations	Total Consolidated
Operating Revenues
Fee income	$3,384.1	$545.4	$—	$—	$—	$3,929.5
Premium	—	5,137.1	—	—	—	5,137.1
Net investment income	1,489.2	657.8	381.3	(74.8)	21.6	2,475.1
Income on operating derivatives	67.4	49.0	—	9.8	—	126.2
Other income	0.3	55.4	—	5.0	—	60.7
Total Operating Revenues	4,941.0	6,444.7	381.3	(60.0)	21.6	11,728.6

Operating Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	(9.3)	6,301.8	—	—	—	6,292.5
Interest credited on other contract holder funds, net of deferrals	854.6	462.6	230.4	—	—	1,547.6
Interest expense	42.3	—	43.9	—	—	86.2
Operating costs and other expenses, net of deferrals	1,689.4	(407.9)	5.0	53.6	—	1,340.1
Deferred acquisition and sales inducements amortization	619.9	22.4	—	—	7.3	649.6
Total Operating Benefits and Expenses	3,196.9	6,378.9	279.3	53.6	7.3	9,916.0

Pretax Adjusted Operating Earnings	$1,744.1	$65.8	$102.0	$(113.6)	$14.3	$1,812.6

Included in the intersegment eliminations in the above tables, is the elimination of investment income between Retail Annuities and the Corporate and Other segments.

The following table summarizes the reconciling items from operating revenues to total revenues attributable to the Company (in millions, as restated):

	Years Ended December 31,
	2020	2019	2018
Total operating revenues	$6,306.1	$7,316.2	$11,728.6
Fees attributed to variable annuity benefit reserves	2,509.0	2,376.8	2,239.2
Net losses on derivatives and investments	(6,581.6)	(6,789.3)	(935.6)
Net investment income on funds withheld assets	791.8	329.8	310.5
Total revenues	$3,025.3	$3,233.5	$13,342.7
-

The following table summarizes the reconciling items from operating benefits and expenses to total benefits and expenses attributable to the Company (in millions):

	Years Ended December 31,
	2020	2019	2018
Total operating benefits and expenses	$4,275.1	$4,998.4	$9,916.0
Benefits attributed to variable annuity benefit reserves	150.1	131.7	102.5
Amortization of DAC and DSI related to non-operating revenues and expenses	(1,252.0)	(939.9)	501.6
SOP 03-1 reserve movements	163.6	(118.5)	547.2
Athene reinsurance transaction	2,081.6	—	—
Total benefits and expenses	$5,418.4	$4,071.7	$11,067.3

74

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The following table summarizes the reconciling items, net of deferred acquisition costs and deferred sales inducements, from pretax adjusted operating earnings to net income attributable to the Company (in millions, as restated):

	Years Ended December 31,
	2020	2019	2018
Pretax adjusted operating earnings	$2,031.0	$2,317.8	$1,812.6
Non-operating adjustments:
Fees attributable to guarantee benefit reserves	2,509.0	2,376.8	2,239.2
Net movement in freestanding derivatives	(4,660.6)	(6,595.2)	604.7
Net reserve and embedded derivative movements	(3,183.5)	60.3	(1,588.3)
Net realized investment gains (losses) including change in fair value of funds withheld embedded derivative	812.8	(145.6)	(292.4)
DAC and DSI impact	1,260.5	898.4	(612.4)
Assumption changes	127.5	(80.5)	(198.5)
Loss on Athene Reinsurance Transaction	(2,081.6)	—	—
Net investment income on funds withheld assets	791.8	329.8	310.5
Pretax (loss) income attributable to Jackson	(2,393.1)	(838.2)	2,275.4
Income tax (benefit) expense	(840.9)	(373.4)	248.4
Net (loss) income attributable to Jackson	$(1,552.2)	$(464.8)	$2,027.0

The following table summarizes total assets by segment (in millions):

	December 31,
	2020	2019
Retail Annuities	$304,102.9	$249,976.7
Closed Life and Annuity Blocks	34,120.6	30,645.4
Institutional Products	13,687.6	14,735.3
Corporate and Other	(449.3)	(474.3)
Total Assets	$351,461.8	$294,883.1

15.    Commitments, Contingencies, and Guarantees

The Company and its subsidiaries are involved in litigation arising in the ordinary course of business. It is the opinion of management that the ultimate disposition of such litigation will not have a material adverse effect on the Company's financial condition. Jackson has been named in civil litigation proceedings, which appear to be substantially similar to other class action litigation brought against many life insurers including allegations of misconduct in the sale of insurance products. The Company accrues for legal contingencies once the contingency is deemed to be probable and reasonably estimable. At December 31, 2020 and 2019, Jackson recorded accruals totaling $13.1 million and $30.7 million, respectively.

State guaranty funds provide payments for policyholders of insolvent life insurance companies. These guaranty funds are financed by assessing solvent insurance companies based on location, volume and types of business. The Company estimated its reserve for future state guaranty fund assessments based on data received from the National Organization of Life and Health Insurance Guaranty Associations. Based on data received, the Company’s reserve for future state guaranty fund assessments was $2.3 million and $2.6 million at the end of 2020 and 2019, respectively. At December 31, 2020 and 2019, related premium tax offsets were $0.5 million and $0.8 million, respectively. While Jackson cannot predict the amount and timing of any future assessments, the Company believes the reserve is adequate for all anticipated payments for known insolvencies.

75

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

As restated, at December 31, 2020, the Company had unfunded commitments related to its investments in limited partnerships and limited liability companies totaling $1,327.5 million. At December 31, 2020, unfunded commitments related to fixed-rate commercial mortgage loans and other debt securities totaled $828.0 million.

The Company has two separate service agreements with third party administrators to provide policyholder administrative services. These agreements, subject to certain termination provisions, have ten and twelve-year terms and expire in 2021 and 2030.

16.    Leases

The Company leases office space and equipment under several operating leases that expire at various dates through 2051. The Company determines if a contract is a lease at inception or modification. Lease terms may include options to extend or terminate the lease and are included in the lease measurement when it is reasonably certain that the Company will exercise that option. Right-of-use (“ROU”) assets represent the right to use an underlying asset for the lease term and corresponding lease liabilities represent the obligation to make lease payments arising from the lease. ROU assets and liabilities are determined using the Company’s incremental borrowings rate based upon information available at lease commencement. Certain lease incentives such as free rent periods are recorded as a reduction of the ROU asset. Lease costs for operating leases are recognized on a straight-line basis over the life of the lease.

The Company has lease agreements with both lease and non-lease components. The Company elected the practical expedient to combine lease and non-lease components for certain real estate leases.

Variable lease expenses may include changes in index-linked lease payments and certain variable operating expenses associated with real estate leases. These payments are recognized in operating expenses in the period incurred.

The Company recorded operating lease net ROU assets of $18.6 million and $25.6 million and associated lease liabilities of $29.5 million and $38.6 million as of December 31, 2020 and 2019, respectively, classified within other assets and other liabilities, respectively. Net lease expense was $21.5 million, $32.2 million, and $40.0 million in 2020, 2019, and 2018, respectively, including expenses associated with software leases.

In 2018, the Company announced the closing of its Denver office as part of a strategic reorganization of the distribution platform. The Company determined that the lease obligation for this building exceeded the economic benefit for the remainder of the contract, resulting in an expense accrual of $8.6 million in 2018. Upon adoption of ASU 2016-02 in 2019, this expense accrual was recorded as an impairment of the associated ROU asset.

The following table summarizes the components of operating lease costs and other information related to operating leases recorded within operating costs and other expenses, net of deferrals, (in millions):

	Year Ended December 31,
	2020	2019
Lease Cost:
Operating leases (1)	$10.6	$12.9
Variable lease costs	2.0	2.2
Sublease income	(4.6)	(3.2)
Net Lease Cost	$8.0	$11.9

Other Information:
Cash paid for amounts included in the measurement of operating lease liability	$10.2	$12.2
ROU assets obtained in exchange for new lease liabilities	$0.3	$0.1
Weighted average lease term	6 years	6 years
Weighted average discount rate	3.6%	3.6%

(1) Operating lease costs exclude software leases, as intangible assets are excluded from the scope of Accounting Standard Codification 842, Leases.

76

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

At December 31, 2020, the maturities of operating lease liabilities were as follows (in millions)

2021	$7.4
2022	6.2
2023	6.0
2024	4.7
2025	3.1
Thereafter	5.6
Total	$33.0

Less: interest	3.5
Present value of lease liabilities	$29.5

17.    Share-Based Compensation

Certain employees participate in various share award plans relating to Prudential shares and/or American Depositary Receipts (“ADRs”) that are tradable on the New York Stock Exchange and are described below.

At certain times, the Company may grant one-off type retention awards to certain key senior executives within Jackson. These awards are subject to the prior approval of the Jackson Remuneration Committee and are nil cost awards with a contingent right to receive Prudential ADRs. The awards are contingent upon continued employment of the recipient through the award vesting date. There are no performance measurements with these awards.
The Company reflects the above plan as an equity classified plan and, therefore, reflects the net reserve related to the compensation expense and the value of the shares distributed under this plan within the consolidated statements of equity. At December 31, 2020 and 2019, the Company had $7.7 million and $0.5 million, respectively, reserved for future payments under this plan.

The Company either acquires shares/ADRs or reimburses Prudential for the costs of any shares/ADRs that were distributed to participants in the above plan, or may be distributed in the future. The shares/ADRs acquired for all the share-award plans are held at cost in a trust account for future distributions. The Company reflects the costs of shares/ADRs held within the consolidated balance sheet as shares held in trust. At both December 31, 2020 and 2019, the Company had $4.3 million of shares/ADRs held at cost in the trust, respectively.

The PLTIP is a Prudential incentive plan in which the Company may grant share awards to eligible employees in the form of a contingent right to receive Prudential ADRs, or a conditional allocation of Prudential ADRs, subject to the prior approval of the Jackson Remuneration Committee. These share awards vest based on the achievement of planned International Financial Reporting Standards (“IFRS”) pretax operating income for the U.S. business, have vesting periods of three years and are at nil cost to the employee. Share awards vest between 0% (less than 90% of plan) and 100% (more than 110% of plan) of the grant amounts dependent on IFRS pretax operating income attained over the performance period. Award holders do not have any right to dividends or voting rights attached to the ADRs granted during the performance period. Upon vesting, a number of ADRs equivalent to the value of dividends that otherwise would have been received over the performance period are added to vested awards.

The Company reflects the above plan as a liability classified plan and, therefore, reflects the accrued compensation expense and the value of the shares distributed within other liabilities. At December 31, 2020 and 2019, the Company had $88.9 million and $85.8 million, respectively, accrued for future payments under this plan.

The Company recognizes share-based compensation expense associated with the above equity classified plans based on the grant-date fair value of the awards, and liability classified plans based on the change in fair value of the awards ratably over the requisite service period of each individual grant, which generally equals the vesting period. The Company estimates forfeitures when calculating share-based compensation expense.

77

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Total expense related to these share-based performance related compensation plans was as follows (in millions):

	Years Ended December 31,
	2020	2019	2018
Prudential LTIP	$36.8	$53.6	$26.6
Retention Share Plan	7.6	1.2	(0.3)
Total compensation expense related to incentive plans	$44.4	$54.8	$26.3

Income tax benefit	$9.3	$11.5	$5.5

The total unrecognized compensation expense related to all share-based plans at December 31, 2020 was $126.0 million with a weighted average remaining period of 1.60 years.

During both 2020 and 2019, certain one-off type retention awards were issued.

The weighted average share/ADR fair values of share-based awards granted by the PLTIP during 2020, 2019, and 2018 were $25.90, $39.75, and $49.44, respectively.

The weighted average fair value for the Company’s performance awards represents the average Prudential ADR price for the thirty days following Prudential’s unaudited annual earnings release date. The fair value amounts relating to the equity settled plans were determined using either the Black-Scholes or Monte Carlo option-pricing models. These models are used to calculate fair values for options and awards at the grant date based on the quoted market price of the stock at the measurement date, the dividend yield, expected volatility, risk-free interest rates and expected term.

Outstanding non-vested Prudential ADRs granted were as follows:

	Prudential LTIP plan
	ADR's	Weighted Average Grant Date Fair Value
At December 31, 2018	3,801,703	$42.68

Granted	1,995,888	39.75
Exercised	1,217,914	37.27
Lapsed/Forfeited	546,477	44.18
At December 31, 2019	4,033,200	$42.66

Granted	2,212,956	25.90
Exercised	1,307,392	42.12
Lapsed/Forfeited	210,291	40.65
At December 31, 2020	4,728,473	$35.32

At December 31, 2020 and 2019, there were 785,205 and 33,435, respectively, non-vested Prudential ADR grants related to the one-off retention award plan, with a weighted average grant date price of $26.39 and $35.89.

78

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

18.    Statutory Accounting Capital and Surplus

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred and establishing future policy benefit liabilities using different actuarial assumptions, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.

Under Michigan Insurance Law, Jackson must provide notification to the Michigan commissioner of insurance prior to payment of any dividend. Ordinary dividends on capital stock may only be distributed out of earned surplus, excluding any unrealized capital gains and the effect of permitted practices (referred to as adjusted earned surplus). At December 31, 2020, the Company had no adjusted earned surplus available for dividends. Ordinary dividends are also limited to the greater of 10% of statutory surplus as of the preceding year-end, excluding any increase arising from the application of permitted practices, or the statutory net income, excluding any net realized investment gains, for the twelve month period ended on the preceding December 31. The commissioner may approve payment of dividends in excess of these amounts, which would be deemed an extraordinary dividend. The maximum amount that would qualify as an ordinary dividend, which would consequently be free from restriction and available for payment of dividends to Brooke Life in 2021, is estimated to be $456.3 million, subject to the availability of adjusted earned surplus as of the dividend date.

Dividends from the Company to its parent were nil, $525.0 million, and $451.9 million in 2020, 2019, and 2018, respectively. Jackson’s 2018 dividends include $1.9 million related to Jackson’s forgiveness of Brooke Life’s intercompany tax liability.

At both December 31, 2020 and 2019 Jackson’s statutory capital and surplus of the Company, as reported in its Annual Statement, was $4.8 billion, which included an adjustment of $83.3 million, as further described below. Statutory net (loss) income of the Company, as reported in its Annual Statement, was $(1,933.5) million, $(1,057.6) million, and $1,896.3 million in 2020, 2019, and 2018, respectively.

At December 31, 2019, Jackson early adopted the provisions of the National Association of Insurance Commissioners Valuation Manual Minimum Standards No. VM-21: Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”). During 2020, Jackson determined that a simplifying modelling assumption was not consistent with its intent in the adoption of VM-21. The adjustment resulting from this correction and related modelling changes would have reduced after-tax unassigned funds (surplus) by $83.3 million as of December 31, 2019. The Company determined this adjustment to be a correction of an error that was not material to the current year or the 2019 annual financial statements and, therefore, included the adjustment related to the prior year, in the current year change in surplus.

Effective December 31, 2020, the Company received approval from the Department of Insurance and Financial Services regarding the use of a permitted practice which allows early adoption of an exemption for ordinary life insurance certificates issued during 2020 that would be subject to VM-20 of the NAIC Valuation Manual. The exemption for companies meeting the conditions of APF 2020-09 will be part of the 2022 Valuation Manual. The permitted practice does not result in differences in net income or capital and surplus between NAIC SAP and practices prescribed or permitted by the state of Michigan, as reserves are established utilizing the same methodology as prior years. However, the additional PBR requirements are eliminated.

Jackson had been granted a permitted practice that allowed Jackson to carry interest rate swaps at book value, as if the requirements for statutory hedge accounting were in place, instead of at fair value as would have been otherwise required. Jackson was required to demonstrate the effectiveness of its interest rate swap program pursuant to the Michigan Insurance Code. The permitted practice was annually renewed and was in place until September 30, 2019, at which time, with the approval of the Department of Insurance and Financial Services, it was terminated.
Under Michigan Insurance Law, VOBA is reported as an admitted asset if certain criteria are met. Pursuant to Michigan Insurance Law, the Company reported $81.9 million and $131.0 million of statutory basis VOBA at December 31, 2020 and 2019, respectively, which is fully admissible.

The NAIC has developed certain risk-based capital (“RBC”) requirements for life insurance companies. Under those requirements, compliance is determined by a ratio of a company’s total adjusted capital (“TAC”), calculated in a manner prescribed by the NAIC to its authorized control level RBC, calculated in a
79

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

manner prescribed by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice the authorized control level RBC (“Company action level RBC”). At December 31, 2020, the Company’s TAC remained well in excess of the Company action level RBC.

In addition, on the basis of statutory financial statements that insurers file with the state insurance regulators, the NAIC annually calculates twelve financial ratios to assist state regulators in monitoring the financial condition of insurance companies. A usual range of results for each ratio is used as a benchmark and departure from the usual range on four or more of the ratios can lead to inquiries from individual state insurance departments. In 2020 and 2019, there were no significant exceptions with any ratios.

19.    Other Related Party Transactions

The Company's investment portfolio is managed by PPM America, Inc. (“PPMA”), a registered investment advisor. PPMA is ultimately a wholly owned subsidiary of Prudential. The Company paid $65.4 million, $76.8 million, and $68.9 million to PPMA for investment advisory services during 2020, 2019, and 2018, respectively.

NPH, Jackson’s former affiliated broker-dealer network, distributed products issued by Jackson and received commissions and fees from Jackson. Commissions and fees paid by Jackson to NPH during 2018 totaled $5.6 million. In December 2018, the broker dealers were consolidated into NPH, which was then contributed to Jackson via Brooke Life, and converted to NPH LLC.

Jackson has entered into shared services administrative agreements with both NPH and PPMA. Under the shared services administrative agreements, Jackson charged $8.7 million, $7.8 million, and $8.3 million of certain management and corporate services costs to these affiliates in 2020, 2019, and 2018, respectively.

Jackson provides a $100.0 million revolving credit facility to Jackson Financial Inc., an upstream holding company. The loan is unsecured, matures in December 2021, accrues interest at LIBOR plus 2%, and has a commitment fee of 0.10% per annum. There was no outstanding balance at both December 31, 2020 and 2019. The highest outstanding loan balance during both 2020 and 2019 was nil. During 2020, 2019, and 2018, interest and commitment fees totaled $0.1 million, respectively.

Jackson provides a $40.0 million revolving credit facility to PPMA. The loan is unsecured, matures in September 2023, accrues interest at LIBOR plus 2% per annum and has a commitment fee of 0.10% per annum. There was no outstanding balance at both December 31, 2020 and 2019. The highest outstanding loan balance during both 2020 and 2019 was nil.

Interest and commitment fees totaled $54 thousand, $40 thousand, and $111 thousand during 2020, 2019 and 2018, respectively.

Jackson provides a $20.0 million revolving credit facility to Jackson Holdings, LLC, an upstream holding company. The loan is unsecured, matures in June 2024, accrues interest at LIBOR plus 2% per annum and has a commitment fee of 0.25% per annum. The outstanding balance at both December 31, 2020 and 2019, was nil. The highest outstanding loan balance during both 2020 and 2019 was nil. During 2020, 2019, and 2018, interest and commitment fees totaled $0.1 million, respectively.

Jackson, through its PGDS subsidiary, provides information security and technology services to certain Prudential affiliates. Jackson recognized $4.7 million, $3.4 million, and $2.8 million of revenue associated with these services during 2020, 2019, and 2018, respectively. This revenue is included in other income in the accompanying consolidated income statements and is substantially equal to the costs incurred by PGDS to provide the services, which are reported in operating costs and other expenses, net of deferrals, in the consolidated income statements.

As a result of the previously mentioned investment management agreement between Jackson and Apollo, an affiliate of Athene, the Company pays Apollo management fees, which are calculated and paid monthly in arrears. The Company incurred $59.8 million associated with these services during 2020.

80

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

20.    Benefit Plans

The Company has a defined contribution retirement plan covering substantially all employees and certain affiliates. Effective January 1, 2020, employees are immediately eligible to participate in the Company’s matching contribution. To be eligible to participate in the Company’s profit sharing contribution an employee must have attained the age of 21, completed at least 1,000 hours of service in a 12-month period and passed their 12-month employment anniversary. In addition, the employee must be employed on the applicable January 1 or July 1 entry date. The Company's annual profit sharing contributions, as declared by the board of directors, are based on a percentage of eligible compensation paid to participating employees during the year. In addition, the Company matches a participant’s elective contribution, up to 6 percent of eligible compensation, to the plan during the year. The Company’s expense related to this plan was $29.5 million, $27.8 million, and $31.3 million in 2020, 2019, and 2018, respectively.

The Company maintains non-qualified voluntary deferred compensation plans for certain agents and employees of Jackson and certain affiliates. At December 31, 2020 and 2019, the liability for such plans totaled $594.8 million and $592.5 million, respectively, and is reported in other liabilities. The Company’s expense (income) related to these plans, including a match of elective deferrals for the agents’ deferred compensation plan and the change in value of participant elected deferrals, was $55.7 million, $69.9 million, and $(1.3) million in 2020, 2019, and 2018, respectively.

21.    Operating Costs and Other Expenses

The following table is a summary of the Company’s operating costs and other expenses (in millions):

	Years Ended December 31,
	2020	2019	2018
Commission expenses	$1,927.0	$1,935.1	$1,804.2
John Hancock ceding commission and expense reimbursement write-off	—	(65.2)	(555.0)
Athene ceding commission write-off	(1,202.5)	—	—
General and administrative expenses	820.0	834.0	838.1
Deferral of acquisition costs	(736.8)	(796.9)	(747.1)
Total operating costs and other expenses	$807.7	$1,907.0	$1,340.2

22.    Accumulated Other Comprehensive Income

The following table represents changes in the balance of AOCI, net of income tax, related to unrealized investment gains (losses) (in millions, as restated):

	December 31,
	2020	2019	2018
Balance, beginning of year	$2,539.3	$(71.9)	$1,071.4
OCI before reclassifications	2,120.8	2,546.4	(1,194.2)
Amounts reclassified from AOCI	(700.1)	64.8	(89.2)
Cumulative effect of changes in accounting principles	—	—	140.1
Balance, end of year (1)	$3,960.0	$2,539.3	$(71.9)

(1) Includes $1,212.8 million related to the investments held within the funds withheld account related to the Athene Reinsurance Transaction as of December 31, 2020.

81

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The following table represents amounts reclassified out of AOCI (in millions):

AOCI Components	Amounts Reclassified from AOCI			Affected Line Item in the Consolidated Income Statement
	December 31,
	2020	2019	2018
Net unrealized investment (loss) gain:
Net realized (loss) gain on investments	$(895.2)	$83.0	$(111.0)	Net losses on derivatives and investments
Other impaired securities	9.1	(1.0)	(1.9)	Net losses on derivatives and investments
Net unrealized (loss) gain before income taxes	(886.1)	82.0	(112.9)
Income tax benefit (expense)	186.0	(17.2)	23.7
Reclassifications, net of income taxes	$(700.1)	$64.8	$(89.2)

82

Schedule I
Jackson National Life Insurance Company and Subsidiaries
Summary of Investments - Other Than Investments in Related Parties
(In millions, as restated)

	As of December 31, 2020
Type of Investment	Cost or Amortized Cost	Fair Value	Amount at Which Shown on Balance Sheet
Debt securities:
Bonds:
U.S. government securities	$5,072.6	$5,119.5	$5,119.5
Other government securities	1,496.6	1,696.6	1,696.6
Public utilities	6,225.2	7,249.3	7,249.3
Corporate securities	31,846.0	35,088.3	35,088.3
Residential mortgage-backed	893.2	966.0	966.0
Commercial mortgage-backed	3,069.2	3,313.4	3,313.4
Other asset-backed securities	5,617.0	5,699.0	5,699.0
Total debt securities	54,219.8	59,132.1	59,132.1

Equity securities	174.6	174.6	174.6
Commercial mortgage loans	10,727.5	N/A	10,727.5
Policy loans	4,522.8	N/A	4,522.8
Freestanding derivative instruments	2,219.8	N/A	2,219.8
Other invested assets	1,950.9	N/A	1,958.3
Total investments	$73,815.4		$78,735.1

See the accompanying Report of Independent Registered Public Accounting Firm

83

Schedule III
Jackson National Life Insurance Company and Subsidiaries
Supplemental Insurance Information
(In millions, as restated)

	Deferred Acquisition Costs	Reserves for Future Policy Benefits and Claims Payable	Other Contract Holder Funds
December 31, 2020
Retail Annuities	$13,738.9	$7,955.7	$39,839.3
Closed Life and Annuity Blocks	133.8	13,516.4	13,316.3
Institutional Products	—	—	11,137.8
Corporate and Other	23.8	—	—
Total	$13,896.5	$21,472.1	$64,293.4

December 31, 2019
Retail Annuities	$12,233.8	$4,871.9	$37,926.0
Closed Life and Annuity Blocks	149.2	14,319.6	13,835.3
Institutional Products	—	—	12,287.1
Corporate and Other	(48.6)	—	—
Total	$12,334.4	$19,191.5	$64,048.4

December 31, 2018
Retail Annuities	$11,011.7	$5,173.5	$35,371.0
Closed Life and Annuity Blocks	177.2	14,424.2	14,178.2
Institutional Products	—	—	10,900.1
Corporate and Other	(122.2)	—	—
Total	$11,066.7	$19,597.7	$60,449.3

	Premium	Net Investment Income	Interest Credited on Other Contract Holder Funds	Deferred Acquisition and Sales Inducements Amortization	Operating Costs and Other Expenses
December 31, 2020
Retail Annuities	$—	$922.3	$524.1	$61.2	$1,811.5
Closed Life and Annuity Blocks	142.4	758.1	428.2	16.9	169.2
Institutional Products	—	354.8	250.0	—	4.8
Corporate and Other	—	(143.4)	—	—	24.7
Intersegment eliminations	—	97.3	—	19.8	—
Total	$142.4	$1,989.1	$1,202.3	$97.9	$2,010.2

December 31, 2019
Retail Annuities	$—	$1,491.5	$897.6	$(62.5)	$1,757.3
Closed Life and Annuity Blocks	550.6	801.2	444.3	19.4	107.0
Institutional Products	—	449.7	290.6	—	4.7
Corporate and Other	—	(58.8)	—	—	38.2
Intersegment eliminations	—	5.2	—	1.4	—
Total	$550.6	$2,688.8	$1,632.5	$(41.7)	$1,907.2

December 31, 2018
Retail Annuities	$—	$1,489.2	$854.6	$619.9	$1,689.4
Closed Life and Annuity Blocks	5,137.1	657.8	462.6	22.4	(407.9)
Institutional Products	—	381.3	230.4	—	5.0
Corporate and Other	—	(74.8)	—	—	53.6
Intersegment eliminations	—	21.6	—	7.3	—
Total	$5,137.1	$2,475.1	$1,547.6	$649.6	$1,340.1
See the accompanying Report of Independent Registered Public Accounting Firm

84

Schedule IV
Jackson National Life Insurance Company and Subsidiaries
Reinsurance
For the Years Ended December 31, 2020, 2019, and 2018
(In millions)

	Gross Amount	Ceded	Assumed	Net Amount	% Amount Assumed to Net
2020
Life insurance in-force	$118,328.1	$81,857.9	$17,034.1	$53,504.3	31.8%

Insurance premium
Life insurance	$272.7	$172.4	$42.1	$142.4	29.6%
Group payout annuity				—
Accident and health	35.9	40.8	4.9	—
Annuity guaranteed benefits	—	12.7	—	(12.7)
Total insurance premium	$308.6	$225.9	$47.0	$129.7	36.2%

2019
Life insurance in-force	$142,233.0	$99,495.3	$18,206.2	$60,943.9	29.9%

Insurance premium
Life insurance	517.7	417.5	44.3	144.5	30.7%
Group payout annuity	—	—	406.1	406.1
Accident and health	40.1	46.0	5.9	—
Annuity guaranteed benefits	—	13.5	—	(13.5)
Total insurance premium	$557.8	$477.0	$456.3	$537.1	85.0%

2018
Life insurance in-force	$165,032.8	$114,846.9	$19,213.8	$69,399.7	27.7%

Insurance premium
Life insurance	459.0	346.7	41.6	153.9	27.0%
Group payout annuity	—	—	4,983.2	4,983.2
Accident and health	43.9	50.8	6.9	—
Annuity guaranteed benefits	—	14.3	—	(14.3)
Total insurance premium	$502.9	$411.8	$5,031.7	$5,122.8	98.2%
See the accompanying Report of Independent Registered Public Accounting Firm

85

Schedule V
Jackson National Life Insurance Company and Subsidiaries
Valuation and Qualifying Accounts
For the Years Ended December 31, 2020 and 2019
(In millions)

	Balance at Beginning of Period	Charged to Costs and Expenses		Deductions		Balance at End of Period
2020 (As Restated)
Allowance for credit losses on debt securities	$—	$13.6		$—		$13.6
Allowances for credit losses on commercial mortgage and other loans	8.9	170.3	(1)	—	(2)	179.2
Allowance for credit losses on reinsurance recoverable	—	12.6	(3)	—		12.6
Valuation allowance on deferred tax asset	—	—		—		—
	$8.9	$196.5		$—		$205.4
2019
Allowances for losses on commercial mortgage and other loans	$5.4	$3.5	(4)	$—	(2)	$8.9
Valuation allowance on deferred tax asset	—	—		—		—
	$5.4	$3.5		$—		$8.9

(1) Includes cumulative effect adjustment related to the adoption of ASU 2016-13 of $62.0 million.
(2) Represents release of allowance for write-offs.
(3) Includes cumulative effect adjustment related to the adoption of ASU 2016-13 of $9.5 million.
(4) Represents additions to allowance for losses.
See the accompanying Report of Independent Registered Public Accounting Firm

86